UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

Penn Mutual Variable Products

Semi-Annual Reports

June 30, 2010

Dear Investor:

I am pleased to bring you the following commentary on the first half of 2010 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your financial professional to make sure that your asset allocation remains on target.

Stocks, after generating positive results during the first quarter of the year, declined in the second quarter — their first quarterly loss since the first three months of 2009. This weakness in the equity markets was brought on mainly due to investor’s concerns about the strength of the economic recovery, the impact of European sovereign debt problems, mediocre job creation, and the uncertainty over future U.S. regulatory reform of the financial services industry. In this environment, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned a negative 5.47 percent for the six-month period ending June 30.

Generally, small and mid capitalization stocks performed better on a relative basis during the six-month period than did large capitalization stocks. Small capitalization stocks as measured by the Russell 2000 Index returned a negative 1.95 percent, mid capitalization stocks as measured by the Russell Midcap Index returned a negative 2.06 percent, while large capitalization stocks as measured by the Russell 1000 Index returned a negative 6.40 percent. From a style perspective, value-oriented stocks outpaced growth-oriented stocks due largely to the poor performance of technology stocks during the time period. Worthy of note is the fact that REITs (real estate investment trusts), performed relatively well during the six-month period posting a positive return of 5.40 percent, as measured by the Wilshire U.S. Real Estate Securities Index.

Developed international markets significantly underperformed the broad U.S. market during the six-month period ending June 30. Similar concerns about the strength of the global economic recovery, debt woes across the euro zone, and the larger implications of China’s efforts to control inflation and slow growth roiled international equity markets. Far East and Pacific Rim markets outperformed Europe, and the world’s emerging markets generally held up better than developed markets in the second quarter sell-off. Developed international stocks, as measured by the MSCI EAFE Index, produced a negative return of 12.93 percent during the six months ending June 30. In comparison, emerging market stocks returned a negative 6.04 percent during the same time period, as measured by the MSCI Emerging Markets Index.

The fixed income markets performed well overall in the second quarter and added to their gains for the year. U.S. Treasury returns, mainly in those with the longest maturities, were particularly strong as wary investors sought out U.S. government bonds as a safe haven. This rally continued throughout the second quarter resulting in a significantly flatter yield curve than just a quarter ago. Investment-grade corporate bonds and high yield issues also performed well for the six-month period ending June 30.

Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned a positive 5.33 percent and the Credit Suisse First Boston High Yield Bond Index returned a positive 4.69 percent during the six-month period ending June 30.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your financial professional.

Sincerely,

Peter M. Sherman

Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

The views expressed here are those of Peter M. Sherman, Chief Investment Officer, Penn Mutual, and should not be construed as investment advice. They are subject to change. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 2.97% for the period ending June 30, 2010. The Fund’s index, the Citigroup Treasury/Agency 1-5yr Index, returned 2.92% the same period.

Entering the early spring, we did not share the optimism of most market participants who believed that the United States was experiencing a normal, self-sustaining economic recovery. This optimism helped spur a rally in fixed income risk premiums during the first quarter. We were concerned that the recovery, which was heavily dependent on temporary factors such as government stimulus and emergency liquidity, faced potential headwinds.

As a result, we maintained our conservative, high quality portfolio composition. This decision worked to the benefit of the Fund as risk premiums rose throughout the second quarter due to the developing European debt crisis, a declining rate of industrial production growth in China, heightened tension in Korea, the BP oil-spill disaster in the Gulf of Mexico, and uncertainty over future U.S. regulatory reform of the financial services industry. Additionally, mixed economic headlines in the U.S. which included weaker housing market and consumer sentiment statistics as well as persistently high unemployment and mediocre job creation, produced increasing market conjecture regarding the possibility of a double-dip recession.

Moving forward, we expect the economy to slow during the second half of 2010. Lackluster economic releases indicate that the recent recovery may be a fleeting one. If the economy slows and corporations start to miss quarterly earnings performance, risk asset spreads will continue to move wider as the market debates whether or not another round of government stimulus and emergency Fed liquidity will be introduced.

Based on the Fund’s conservative portfolio construction, wider spreads and higher premiums would present excellent potential buying opportunities. For the time being, we will continue to carefully manage the Fund’s duration and selectively invest in relative value opportunities until market conditions offer more attractive investment options in risk assets.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
U.S. Treasury Obligations	52.7%
Corporate bonds	33.0%
Agency Obligations	5.6%
Residential Mortgage Backed	3.2%
Commercial Mortgage Backed	3.0%
Asset backed	1.7%
Municipal Notes	0.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Quality Bond Fund returned 5.50% for the period ending June 30, 2010. The Fund’s index, the Barclays Capital U.S. Aggregate Bond Index, returned 5.33% over the same period.

Results for the Fund exceeded those of its benchmark primarily due to the conservative composition of the Fund, both on a sector allocation and a security selection basis. Entering the early spring, we did not share the optimism of most market participants and believed that the economic recovery, which was heavily dependent on temporary factors such as government stimulus and emergency liquidity, faced potential headwinds.

As a result, the Fund maintained an overweight in U.S. Treasuries and its underweight credit exposure was predominantly housed in regulated industries, such as electric utilities, and non-cyclical industrial names as compared to bank and finance companies and cyclical corporates like commodity chemicals.

After mid-April, corporate and other risk spreads moved sharply wider due to the developing European debt crisis, a declining rate of industrial production growth in China, heightened tension in Korea, the BP oil-spill disaster in the Gulf of Mexico, and uncertainty over future U.S. regulatory reform of the financial services industry. Additionally, mixed economic headlines in the U.S. which included weaker housing market and consumer sentiment statistics as well as persistently high unemployment and lackluster job creation, produced increasing market conjecture regarding the possibility of a double-dip recession. By May, we positioned the Fund’s duration long to its benchmark to further benefit from the rally in rates as U.S. Treasuries were viewed as a “safe haven” by investors.

Moving forward, we expect continued risk asset volatility in the second half of 2010 as the market digests the recent passage by Congress of financial industry regulatory reform and the lack of an immediate positive resolution to the European sovereign crisis. Risk asset spreads will likely continue to move wider if economic indicators remain mixed, let alone trend lower and corporate earnings potentially fail to meet consensus estimates. If the domestic economy slows as we anticipate, the Obama administration, Congress and the Federal Reserve will have to weigh the practicality of another round of government stimulus and emergency liquidity in the face of a growing deficit and negative public opinion. This dilemma would likely produce incremental market volatility.

With the Fund positioned defensively, we will turn increasingly constructive on risk assets if a potential economic slowdown and other market headwinds lead to incremental spread widening and better entry points. Until spread widening creates better buying opportunities, we will continue to carefully manage the Fund’s duration and selectively invest in attractive relative value opportunities.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
U.S. Treasury Obligations	51.7%
Residential Mortgage Backed	18.8%
Corporate Bonds	16.9%
Commercial Mortgage Backed	5.9%
Agency Obligations	3.9%
Asset Backed Securities	2.1%
Municipal Notes	0.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 3.64% in the first half of 2010 while its benchmark, the Credit Suisse High Yield Bond Index, returned 4.69%.

The high yield market’s positive momentum ended in May as macroeconomic developments led to a quick shift in investor sentiment and an uptick in global market volatility amid mounting sovereign fiscal concerns in Europe and questions regarding the sustainability of the U.S. economic recovery. Many portfolio managers reduced their high yield allocations to lock in gains, which pushed credit spreads wider. U.S. Treasury securities attracted strong demand amid widespread risk aversion.

High yield investors will now look ahead to a potentially challenging summer—a season traditionally characterized by light trading volumes. Second-quarter earnings reports may provide some solace, but analysts and portfolio managers will closely examine companies’ outlooks for the third and fourth quarters. The economic slowdown is difficult to assess, and pessimism has suddenly replaced the optimism that propelled our market higher for nearly a year and a half. However, the bearish mentality pervading financial markets seems excessive given the progress companies have made toward improving financial health.

Credit selection was negative in financials for the year-to-date period. We missed some of the early 2010 rally in financials as our experienced team of credit analysts carefully evaluated each new complex credit that entered the high yield universe. However, we added to our exposure in the sector. We expect that many of the recent fallen angels in the financials sector will eventually make it back to investment grade.

Credit selection was also negative in automotives, although our overweight allocation to the sector aided relative performance. Positive credit selection in broadcasting helped relative results for the six-month period. Our overweight position in Sirius XM Radio lifted returns in the broadcasting sector. The satellite radio concept is gaining traction and its subscription-based revenue model generates relatively consistent cash flows. In addition, Nexstar, a television broadcasting company that we own tendered for some of its bonds during the period, which boosted prices.

The majority of high yield issuers have already taken steps to improve liquidity, extend debt maturities, and rationalize cost structures. For this reason, defaults are expected to trend below 2% by the end of this year and remain low in 2011.

The bulk of our BBB, BB, and B rated holdings have solid prospects and compelling valuations relative to other fixed income sectors. While our tenured investment team does not subscribe to a “double dip” recession forecast, their assessment of macroeconomic conditions will help us gauge overall risk in the Fund. We remind our investors that the Fund experienced less than a 1% default rate in 2009, when the high yield market spiked to 10.9%.

Our investment process has been tested in much worse environments than the current soft patch, and we believe our conservative philosophy will see our clients through once again. As always, we are committed to the disciplined investment approach and long-term perspective that have helped us generate attractive risk-adjusted performance in past market cycles.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
Bonds
Credit quality – B rated	43.2%
Credit quality – BB rated	15.6%
Credit quality – BBB rated	5.5%
Credit quality – CCC rated	14.6%
Credit quality – below CCC rated	16.4%
Not rated	1.4%
Equity securities	3.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned –1.94% for the six-month period ending June 30, 2010, compared to its benchmarks the S&P 500 Index’s return of –6.65% and the Merrill Lynch Corporate/Government Index’s return of 5.61%.

The European debt crisis and worries about the subsequent effects for global economic growth weighed on risk assets and sent investors scrambling for safe-haven investments. In terms of the broad U.S. stock market, economically sensitive shares generally did worst, while the more traditionally defensive sectors, such as consumer staples, held up best.

With respect to Fixed Income, U.S. Treasuries and other government-backed bonds did best, while lower-rated, credit-sensitive investment-grade bonds also did very well. The riskiest high-yield bonds trailed higher-quality securities, but still managed positive results for the six months. Yields on cash-equivalent investments remained close to 0%, making for only fractional gains during the period.

Adjustments to the Fund’s asset allocation during the last six months were largely guided by changing relative valuations: we added stocks and trimmed our bond allocation. Within the equity allocation, we added higher beta information technology and financial shares, which underperformed during the sell-off resulting from the European debt crisis. Within the fixed-income allocation, we reduced our holdings in long-term corporate bonds, which did well as bonds rallied and interest rates came down. We also trimmed our exposure to convertible securities and low-yielding cash-equivalent securities.

Within the equity allocation, the consumer discretionary and staples sectors were contributors to absolute returns during an otherwise difficult period for stocks. Financial shares detracted most from performance for the six months. Other notable detractors were health care stocks.

In terms of individual contributors to absolute return, a number of holdings in the consumer discretionary sector put in positive performance. These included AutoZone, Dollar General, and Hasbro, as well as media companies Cablevision and Discovery Communications. In the staples sector, food products companies Campbell Soup and General Mills were sources of strength.

In the financials sector, commercial banks and diversified financial services firms (including Wells Fargo, U.S. Bancorp, Bank of America, and JPMorgan Chase) were notable sources of weakness because of uncertainty surrounding U.S. financial reform and the effect of the euro-zone debt crisis. Asset manager and custody bank State Street was another detractor.

Individual detractors to absolute returns included holdings in the information technology sector. Among them were IT services company Western Union and software companies Microsoft and CA. Other detractors came from the health care sector. In health care, Baxter International and Pfizer underperformed after giving earnings guidance short of investor expectations.

Overall, our outlook for the U.S. equity markets remains modestly constructive. Equities are now more attractive from a valuations perspective, and poor investor sentiment and cheap valuations have given us the opportunity to add value over the medium term. Going forward, we expect to see a slow and steady economic recovery, which would be reasonably positive for stocks. Within other asset classes, however, we are finding fewer compelling investment opportunities than we were a year ago. The convertibles market has climbed closer to fair value. High-yield and investment-grade credit spreads have fallen to levels where we are now reducing exposure. If interest rates started rising, we would become more constructive.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Financials	16.7%
Corporate bonds	13.6%
Consumer Discretionary	12.7%
Technology	11.2%
Consumer Staples	10.9%
Health Care	10.4%
Industrials	9.9%
Energy	9.0%
Utilities	3.3%
Materials & Processing	1.7%
Telecommunications	0.6%
Preferred Stocks	0.1%
Options	–0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

BALANCED FUND

The Penn Series Balanced Fund returned –1.76% for the six-month period ending June 30, 2010, compared to its benchmarks, the S&P 500 Index’s return of –6.65% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.33% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/10

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE GROWTH STOCK FUND

The Penn Series Large Growth Stock Fund returned –8.02% for the six-month period ending June 30, 2010, compared to the –7.65% return for its benchmark, the Russell 1000 Growth Index.

After a positive first quarter, U.S. stocks suffered a sharp correction that began near the end of April. Economic turmoil over European sovereign debt, a sluggish U.S. job market, and the Gulf oil spill drove investor pessimism, raising doubts about the strength of global recovery. All sectors in the Russell 1000 Growth Index were negative. Telecommunication services, industrials and business services, and consumer discretionary sectors were leading performers. Energy, utilities, and materials were the worst performers.

Stock selection in financials was a significant detractor from relative performance. Stock selection in capital markets industry was especially detrimental. Invesco, a mutual funds manager, suffered a sell-off after missing earnings estimates on higher than expected expenses. The company should benefit, however, from its shift away from fixed-income to equities products and its acquisition of the Van Kampen municipal funds. Global investment banker Goldman Sachs sharply declined after the U.S. Securities and Exchange Commission filed fraud charges related to its mortgage securities sales.

Stock selection in consumer discretionary was also detrimental. An overweight and stock selection in the Internet and catalog retail industry adversely impacted relative performance. Amazon.com was hurt by the notable decline in the value of the euro and pound due to the Greek debut crisis, as almost half the Internet retailer’s sales are international. More aggressive pricing of Kindle, its eBook digital reader, also weighed on results. Liberty Media declined after announcing it would split Liberty Media Interactive into an asset-backed stock, in order to enable more efficient capital raising and permit the pursuit of new acquisitions using its stock. One of the principal assets of Liberty Media Interactive is QVC, a home shopping firm, and investors worried about its future given the restrained consumer spending environment.

The information technology sector outperformed based on stock selection. The stock price of Apple was particularly volatile in the past quarter, but finished with a positive return and outperformed its sector group. The company announced its best non-holiday quarterly revenues, fueled by strong sales of iPhones and the new iPad portable computing device. Baidu, China’s leading Internet search provider, continued to benefit from Google’s departure from the Chinese market. The firm announced that quarterly sales more than doubled.

While the financial turmoil in Europe and sluggish U.S. job growth are troubling, recent economic data released has not been uniformly negative. Corporate earnings have been strong and the interest rate environment is favorable. Given the strong trend of investor pessimism, the risk/reward profile for stocks in general appears extremely attractive. We have taken advantage of the prevailing uncertainty to buy high-quality growth companies with solid fundamentals, believing that the portfolio will perform well regardless of whether the economy enters a double-dip recession or a weaker-than-expected recovery.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Technology	33.9%
Consumer Discretionary	15.3%
Financials	12.1%
Industrials	11.9%
Health Care	9.7%
Energy	6.3%
Telecommunications	4.8%
Materials & Processing	3.5%
Consumer Staples	2.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned –9.54% for the six-month period ending June 30, 2010, compared to the –7.65% return for its benchmark, the Russell 1000 Growth Index.

When compared to the benchmark, the Fund’s underperformance was largely attributed to the energy and financial services sectors. On the other hand, weakness in these sectors was partially offset by good stock selection in both the technology and utility sectors of the Fund.

The Fund’s holdings in the technology sector have contributed the most to excess return versus the benchmark for the first 6 months of the year as a few key holdings — Salesforce.com, F5 Networks, and Apple. Salesforce.com specializes in customer relationship management applications, using cloud computer platforms that allow customers to avoid expensive hardware and software purchases. F5 Networks’ hardware and software solutions optimize the delivery of network-based applications, which ultimately reduce the total server and technology expenditures for their customers. Apple continued its winning ways during the quarter with the successful launches of both the iPad tablet computer and its new smartphone, the iPhone 4.

In the utility sector, Questar Corporation was a key performer in this group as it completed the spin-off of its unregulated natural gas and oil exploration business during the quarter. Post separation, investors are now focusing more closely on the Questar utility operations, particularly in Utah and Wyoming where it has long-standing agreements with regulators to generate unusually high after-tax returns.

The energy sector was one of the Fund’s best in terms of absolute and relative performance in 2009. However, in the early going of 2010 the fortunes in this sector have turned as our holdings with natural gas exposure underperformed. Our holdings in Southwestern Energy and Petrohawk Energy were adversely affected by deterioration in the underlying price of natural gas. We continue to hold a stake in Southwestern Energy as this company has high quality assets, and a savvy management team that has a demonstrated ability to control costs. The position in Petrohawk, on the other hand, was sold as we diversified our stance in the energy patch by purchasing coal producer Alpha Natural Resources.

Stock selection in the financial services was a challenge as the market correction that occurred in the second quarter weighed on our holdings with heavy ties to capital market performance, such as Blackrock, Charles Schwab, and T. Rowe Price. Aside from general weakness in the equity markets, Blackrock has experienced higher than expected expenses, and asset attrition following the BGI acquisition. Given these lingering issues, we elected to sell this position. We also sold the stake in Charles Schwab, as the prolonged period of low interest rates is having a negative impact on the profitability of their margin business. Additionally, retail investment activity remains muted, and is likely to remain so through the summer months if market volatility remains elevated. Despite the near-term weakness in T. Rowe Price, we continue to have a favorable outlook for this asset manager.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Technology	21.7%
Financials	15.9%
Consumer Discretionary	13.1%
Energy	12.0%
Healthcare	11.6%
Consumer Staples	10.0%
Industrials	7.4%
Telecommunications	3.4%
Materials & Processing	2.6%
Utilities	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CORE GROWTH

The Penn Series Large Core Growth Fund returned –10.43% for the six-month period ending June 30, 2010, compared to the –7.65% return for its benchmark, the Russell 1000 Growth Index.

Although there has been significant volatility within the health care sector in 2010, in our opinion, growth opportunities with the sector revolve around a few central themes including the ability to lower costs and improve patient outcomes. Two health care service stocks that fit this theme include McKesson Corp. and Express Scripts, Inc. Both McKesson, a pharmaceutical distributor, and Express Scripts, a pharmacy benefit manager (PBM), continue to benefit from the adoption and supply of generic prescription drugs as $80 billion of branded drugs come off patent in the next five years. This generic drug wave results in higher profit margins for these companies.

Our investments in stocks in the consumer discretionary sector yielded positive results during the first half of 2010. Las Vegas Sands Corp. continued to generate positive returns, based in part on the strength of its Macau based properties, one of the only places for legal gaming in China. Another positive contributor was Daimler AG, manufacturer of the Mercedes-Benz brand of vehicles. Our thesis with Daimler includes strong market share gains in the luxury segment among emerging market consumers. Daimler is also a leader in both emissions and propulsion technologies. With stricter worldwide regulations, we believe these technologies will stimulate demand for new vehicles.

Holdings in the information technology sector provided challenges during the period. A position in Motorola, Inc., was established based on a thesis that the company’s new Android smartphone had the potential for strong share gains in the fast-growing, but crowded, smartphone market. Concerns emerged that future sales to a major customer may be less linear than management had previously anticipated, thus highlighting the company’s lack of leverage within the channel. The other primary detractor was Google Inc. We believe the company continues to be on strong fundamental footing and we continue to hold the stock based on a dominant position in several secular growth markets as well as a recovery in future advertising spending.

Stock selection in the industrials sector was also a detractor to performance. Shares of Precision Castparts Corp., a manufacturer of complex metal components for the aerospace industry, declined after the company reported lower-than-expected earnings. We continue to like the name based on our belief that we are on the verge of an upward turn in after-market parts pricing in aerospace given the improving fundamental backdrop of the domestic and international airlines.

Looking forward, we recognize that macro concerns are currently overshadowing a largely improving trend in fundamentals. The lack of conviction in this economic recovery, and perhaps even the financial system itself, is extremely high. It’s understandable given all we’ve been through. Rampant fear has caused stocks to again be highly correlated. While the backdrop is challenging for stock picking, this is precisely the time to keep our investment philosophy in clear focus.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
Technology	33.7%
Consumer Discretionary	18.7%
Healthcare	14.3%
Industrials	12.1%
Financials	7.9%
Energy	6.4%
Consumer Staples	2.6%
Telecommunications	2.5%
Materials	1.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned –8.17% for the six-month period ending June 30, 2010, compared to the –5.12% return for its benchmark, the Russell 1000 Value Index.

The first half of 2010 saw a continuation of the economic recovery that began in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, adding a degree of support to the economic expansion. However, the rebound proved to be more sluggish than most previous recoveries, as stubbornly high unemployment and ongoing weakness in housing markets produced headwinds that constrained the pace of economic growth. Nonetheless, improved investor sentiment helped sustain a stock market rally through the first four months of the year.

The investment climate changed significantly in May, when a number of developments appeared to threaten the global economic recovery. A sovereign debt crisis arose in Europe, where Greece and other peripheral members of the European Union found themselves unable to finance their heavy debt loads. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures.

The greatest detractor to relative performance was the financials sector, followed by consumer staples and information technology. In financials, the Fund underperformed as it did not hold real estate investment trusts and stocks of certain commercial banks, which produced stronger results for the Index. The Fund was also overweight Wells Fargo & Co. and E*TRADE Financial Corp., both of which underperformed for the period.

Within consumer staples, overweighting Walgreen Co., which experienced significant declines during the tumultuous reporting period, hurt relative results. Not owning securities within the food products and household products subsectors, which held up relatively well for the Index, also detracted from relative performance. Laggards in the information technology sector included overweight positions to Dell, Inc., Motorola, Inc., and Oracle Corp. These stocks produced negative results during the period.

The Fund outperformed the Index in the industrials and consumer discretionary sectors due to better relative stock selection. In industrials, Navistar International Corp. posted a strong return during the period and our overweight to the stock contributed to performance. Within consumer discretionary, overweighting media companies Time Warner Cable, Inc. and Viacom, Inc. benefited Fund performance as they performed well during the period. Positive contributors to performance in other sectors during the reporting period included an underweight to struggling energy stock Exxon Mobil Corp., and overweight’s to pharmaceutical company Biovail Corp. and financials stock MetLife, Inc.

At period end, relative to the Index, the Fund had overweight positions in the energy, consumer discretionary, industrials, information technology, health care and materials sectors, and underweight positions in the financials, consumer staples, utilities and telecommunication services sectors.

Independence Capital Management, Inc.

Investment Adviser

OppenheimerFunds, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Financials	22.7%
Energy	15.1%
Health Care	14.0%
Industrials	11.8%
Consumer Discretionary	10.5%
Consumer Staples	8.0%
Technology	6.1%
Utilities	5.2%
Materials & Processing	3.4%
Telecommunications	3.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CORE VALUE

The Penn Series Large Core Value Fund returned –8.30% for the six-month period ending June 30, 2010, compared to the –5.12% return for its benchmark, the Russell 1000 Value Index.

The first half of 2010 was marked by broad-based weakness in the Index, with nine of the 10 economic sectors delivering negative returns for the period. The three largest underperforming sectors in the Index were energy, health care, and materials, while consumer staples was the lone sector which generated a positive, albeit modest, return.

Disappointing security selection in energy and materials weighed on relative results in the first half of 2010. Within energy, a sector that was broadly affected by the calamitous Gulf oil spill, the Fund’s overexposure to select stocks in the exploration and production and oil field services industries produced significant drags on relative performance. In the materials sector, overweight positions in a large steel company and a major copper producer both hurt, as tepid global demand for their products weighed on their respective stock prices.

Favorable stock selection in the financials and utilities sectors helped to partially offset relative losses during the period. In financials, the Fund’s overweight position in a developer of luxury apartment communities aided performance. Relative performance for the Fund within the utilities sector was helped by not owning a large domestic utility services holding company, which declined by more than 20% during the period.

With no clear consensus for the economic and market outlook, the bulls and bears were essentially in a tug of war that neither was winning. However, as the quarter progressed, the bears began to gain the upper hand. As in past economic recoveries, there are growing concerns about slowing economic growth and even the possibility of a “double-dip” recession. Pessimists would cite an unusual number of recent disturbing events, among them the “flash crash” in May, the Gulf oil spill, Greek debt contagion, the potential for a China slowdown, U.S. financial regulatory reform, higher interest rates and taxes, and 2-year U.S. Treasury yields at all-time lows.

Perhaps the strongest plank in the recovery story has been the rebound in corporate profits, as companies have significant operating leverage because of restrained compensation, unprecedented cost cutting, and surging productivity. Non-financial profits were up 40% year over year in the first quarter of 2010. This marked their best performance since 1993 as 78% of these companies had upside earnings surprises and their average margins were much better than expected. Corporate balance sheets and free cash flow continue to be exceptionally strong, while equity valuations remain reasonable.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
Financials	26.0%
Energy	12.9%
Healthcare	11.4%
Industrials	11.2%
Technology	9.7%
Consumer Discretionary	9.4%
Consumer Staples	7.6%
Utilities	4.6%
Materials	3.9%
Telecommunications	3.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned –6.82% for the six-month period ending June 30, 2010, compared to the –6.65% return for its benchmark, the S&P 500 Index.

After a choppy April and a traumatic May, U.S. equities had to endure a June 4 employment report that reflected a disappointing amount of hiring in the private sector. But they started to regain traction the following week when strong data on Chinese trade and constructive comments from the European Central Bank kicked off a steady rebound in the euro. The upturn brought the S&P 500 Index back near its 50-day moving average in the wake of China’s announcement over the June 19 weekend that it would allow for greater currency flexibility. Unfortunately, fresh signs of financial strains in Europe and stark weakness in U.S. home sales brought a swift end to the budding rally. Despite a brief pause to celebrate apparent agreement on the main ingredients of U.S. financial reform, persistently high jobless claims and a downbeat report on consumer confidence kept buyers on the defensive, and the S&P 500 Index closed the first half of 2010 at its worst levels since November.

All 10 sectors of the S&P 500 Index lost ground during June, but defensive groups retained value the best, reflecting the prominence of the faltering recovery theme. Utilities and telecommunications shares, which were noteworthy laggards when markets were rallying consistently in early 2010, limited their June losses to less than a percent and their second quarter damage to less than 5%. Unfortunately, both utilities and telecommunications still lag the S&P 500 Index on a year-to-date basis, but their first-half losses were also confined to single digits.

The three sectors that produced double-digit first half losses were energy, materials, and information technology. Each depends on resilient economic growth for continued prosperity, and as a result, each continued to lag the S&P 500 Index during June when recovery concerns mounted. But the weakest group during June was consumer discretionary, which conceded nearly 10% for the month. Although discretionary shares have retained a substantial advantage over the S&P 500 Index since the start of 2010, lagging only the industrial sector on a year-to-date basis, the extent of their recent reversal may signal budding weakness in consumer expenditure, especially with shares of retail, apparel, and auto names bearing the brunt of recent weakness.

Financial shares, in similar fashion, gave back a substantial amount of their first quarter progress with second quarter underperformance. Although the financials remained ahead of the S&P 500 Index since the start of the year, their recent hesitation may reinforce investor concerns over exposure to troubled assets and the burden of higher funding costs.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
Technology	18.8%
Financials	16.2%
Healthcare	12.1%
Consumer Staples	11.6%
Energy	10.7%
Industrials	10.3%
Consumer Discretionary	10.2%
Utilities	3.7%
Materials & Processing	3.4%
Telecommunications	3.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned –5.12% for the six-month period ending June 30, 2010, compared to the –3.31% return for its benchmark, the Russell Midcap Growth Index.

For the year-to-date period, the Fund, which focuses on investing in companies with above average earnings growth, trailed results of the benchmark. On a relative basis, the health care and consumer discretionary sectors were the worst performing sectors relative to the benchmark. Conversely, strong selection in the technology and financial services sectors contributed to relative outperformance versus the benchmark.

The health care sector was the worst performer on a relative basis as the Fund’s holdings could not keep pace with holdings held in the index. Shares of pharmaceutical holding United Therapeutics came under pressure in the first quarter as the company withdrew its European application for their hypertension drug Tyvaso as questions arose surrounding their clinical practices. We continue to own the security as we believe their recent U.S. launch of Tyvaso along with favorable results with their high-blood pressure drugs Adcirca and Remodulin are strong catalysts to push the stock higher.

The consumer discretionary sector has struggled this year as consumer sentiment, which had been improving over the first few months of 2010, fell unexpectedly due to a sluggish economy. Within the Fund, a few consumer-sensitive stocks detracted the most from relative results highlighted by retailers Guess Inc., and Abercrombie & Fitch Co. along with Priceline.com Inc. Although Guess posted strong first quarter results, shares came under pressure as the company provided modestly weaker than expected guidance. Priceline.com, the online travel booking service company could not overcome their exposure to Europe and traded lower as a result. We subsequently sold the security from the Fund as we made a conscious effort to minimize our exposure to Europe in light of the debt crisis.

The financials sector, which continues to be sensitive to issues such as credit, bank write-downs, and the direction of interest rates, is beginning to show signs of stability. The insurance group was one of the best performers in this sector, and our lone insurer, Genworth Financial Inc. The life and mortgage insurance company reported that U.S. mortgage insurance losses were slowing down and that we should expect to see losses peak in mid-2010. Another area of strength in the financials sector was the exposure to regional banks, specifically Fifth Third Bancorp. The regional bank’s efforts on building reserves and ridding itself of problem assets was rewarded as the stock traded significantly higher.

The technology sector also contributed nicely to relative results for the year-to-date period, aided by a few holdings, such as F5 Networks, Salesforce.com and NetLogic Microsystems. F5 Networks, the global leader in application delivery networking, continued to outperform the rest of the market, benefiting from a premium being placed on wireless and data centers. Salesforce.com, a provider of enterprise cloud computing applications and customer relationship management systems has continued to win new business. Another strong performer was NetLogic Microsystems, a leader in the design and development of knowledge-based processors and circuits.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
Technology	25.6%
Consumer Discretionary	16.9%
Healthcare	15.2%
Industrials	12.0%
Financials	10.5%
Consumer Staples	6.7%
Materials & Processing	5.8%
Energy	5.4%
Utilities	1.1%
Telecommunications	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned –3.20% for the six-month period ending June 30, 2010, compared to the –0.88% return for its benchmark, the Russell Micap Value Index.

The bull market spawned by optimism about the global economic recovery ended abruptly in late April due to investor concern over European sovereign debt woes, an engineered slowdown in China and a decelerating global economy. The May 6 “flash crash” and the Gulf of Mexico oil spill added to the gloom and further eroded investor confidence.

More recently, concern has spread to diminished prospects for the U.S. economy. There is now talk of not just economic slowdown, but a double dip recession, inspired by deteriorating economic data, costly regulatory reforms for major industries, the impending wind down of government stimulus, tight credit, declining stock values, a weak job market and looming tax hikes in 2011.

Over the last six months, seven of ten Russell Midcap Value Index sectors declined. The worst performing sectors were information technology, health care and materials. The best performers were financials, consumer staples, and telecommunications.

Relative to its benchmark, Fund returns were aided most by the industrials and information technologies sectors. Although our industrials sector holdings recorded a small loss, they outperformed the corresponding benchmark sector component. An underweight in information technology, the worst performing Index sector, also enhanced relative returns. Significant detractors from performance included the energy sector investments, where our holdings underperformed benchmark counterparts. Consumer staples and consumer discretionary holdings also underperformed their respective benchmark index sector components.

We believe our bear market strategy of upgrading the Fund as high quality opportunities evolved, which benefited shareholders over the last year, will ultimately reward shareholders again when the market stabilizes. We have taken profits in a few Fund holdings that have reached our price targets. However, in general we believe that many of the stocks that have performed so well over the last year remain good long-term values.

The pace of economic recovery no doubt appears more uncertain, and we are concerned about the extent to which global fiscal and regulatory policies complicate the recovery picture. However, we do not think the economy is headed for a double dip recession, which is what equity valuations appear to be pricing in.

As important, market performance in second quarter was dominated by extreme risk aversion and a short-term trading orientation with seemingly little regard for valuation. We continue to value companies based on “normalized” earnings, without a strong view on the economy. At some point, fundamentals and valuation will matter again and our strategy is well positioned for this.

In the wake of the second quarter market correction, we see compelling values in most sectors, especially health care and economically sensitive and commodity oriented sectors such as energy, materials and financials.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
Financials	27.2%
Consumer Discretionary	13.9%
Industrials	13.8%
Energy	11.7%
Utilities	8.1%
Health Care	8.1%
Consumer Staples	5.9%
Materials & Processing	5.7%
Technology	5.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CORE VALUE FUND

The Penn Series Mid Core Value Fund returned –2.33% for the six-month period ending June 30, 2010, compared to the –0.88% return for its benchmark, the Russell Midcap Value Index.

During the six month period, the largest detractor from relative performance was stock selection within the poor performing energy sector. Oilfield services companies Weatherford International Ltd. and Halliburton Co. saw their shares dip in response to the potential ramifications of the oil spill in the Gulf of Mexico and the Obama administration’s moratorium on oil and gas drilling in the Gulf. A large underweight within financials, a stronger performing sector, also hampered performance.

Positive stock selection within the industrials sector was the largest relative contributor during the six month period. Wabco Holdings Inc., a commercial vehicle parts manufacturer, benefited from a recovery in European truck production levels, as well as from higher earnings and sales in emerging markets. Railroad operator Kansas City Southern saw strong financial performance driven by a recovery in the U.S. economy and expected growth in its Mexico operations.

We continue to seek out high-quality companies with positive fundamental changes in this healing economic environment. Health care remains the largest overweight, with a focus on companies that likely would benefit from the stronger economic environment; however, we slightly reduced the Fund’s exposure from the level six months ago following profit taking in managed care names due to concerns over the impact of health care reform.

Information technology continues to be a large overweight, particularly within the software and semiconductor segments. We remain underweight within the financials sector, although we have added exposure to commercial banks and capital markets. The utilities sector remains a significant underweight, and we have minimal representation in the consumer staples industry, as we continue to have difficulty finding names that meet our investment criteria.

Independence Capital Management, Inc.

Investment Adviser

Lord, Abbett & Co.

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
Financials	20.2%
Technology	14.4%
Consumer Discretionary	14.0%
Health Care	13.5%
Industrials	13.5%
Materials & Processing	10.0%
Energy	7.7%
Utilities	5.4%
Telecommunications	1.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMID CAP GROWTH

The Penn Series SMID Cap Growth Fund returned –2.20% for the six-month period ending June 30, 2010, compared to the –1.82% return for its benchmark, the Russell 2500 Growth Index.

Health care stocks were the strongest absolute and relative performers for the Fund for the first two quarters of 2010. Several holdings reported better than expected results, including Steris Corporation, an infection prevention company, Perrigo Company, a global healthcare supplier of over-the-counter and prescription pharmaceuticals, and Mylan Laboratories, a leading generic drug company.

Our holdings in the consumer discretionary sector were relative laggards for the period. Investors became more nervous about this group on weaker employment data. Outperformers included Live Nation Entertainment, the leading global provider of live music, and NetFlix, a subscription service streaming digital movies and television shows and by mail to more than 12 million subscribers.

Stocks in the information technology sector were relative outperformers on better stock selection. GSI Commerce, an e-commerce and interactive marketing services company, and Gartner Group, an IT research and consulting company, were among the better stocks in the Fund on positive operating results. Two holdings that dragged results despite reporting positive earnings results, included Euronet and Microsemi Corporation as investors became concerned that a global slowdown would impact the companies’ earnings.

Stocks in the telecommunications services sector were positive relative and absolute performers for the portfolio. SBA Communications, an independent owner and operator of wireless communication towers, and NII Holdings, a wireless company that sells Nextel-branded services in Latin America, were two good holdings for the Fund.

Energy stocks were absolute and relative underperformers for the Fund this period. The Fund’s holdings are almost entirely onshore exploration and production companies that are diversified between crude oil and natural gas, so the Fund did not have any direct exposure to the tragic spill in the Gulf of Mexico. Regardless, it seemed that almost all companies involved in the industry were treated the same as the giant BP.

Stocks in the financial sector underperformed the benchmark for the period but our underweight and better stock selection helped overall results for the period. Allied

World Assurance, a property and casualty insurance company, posted solid operating results as underwriting costs were well controlled, and the stock reacted favorably to these results.

Stocks in the industrial sector relatively underperformed the benchmark for the quarter and our underweight coupled with poor stock selection hurt results. Sykes Enterprises, a leading customer contact management company, was the weakest stock in the Fund this quarter. Shares were sold after management lowered its annual earnings guidance by less than 3%.

Clearly, growth concerns have arisen across markets, yet from our perspective, debt markets do not seem as stressed as equity markets over these developments. The recent macroeconomic data suggests a slower growth scenario than what investors believed in April, yet a slower growth scenario is better than what many investors appear to be discounting currently.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Consumer Discretionary	27.1%
Technology	22.8%
Industrials	20.8%
Healthcare	15.3%
Telecommunications	6.0%
Energy	3.0%
Financials	2.7%
Materials	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMID CAP VALUE

The Penn Series SMID Cap Value Fund returned –1.52% for the six-month period ending June 30, 2010, compared to the –1.57% return for its benchmark, the Russell 2500 Value Index.

Following a spectacular year-long rally, equity markets fell worldwide in the second quarter, as mounting sovereign debt problems in Europe, doubts about Asian growth and the persistent weakness in the U.S. labor market fanned fears that the global economic recovery may falter. Volatility spiked upward during the quarter, sending investors fleeing from risk of all kinds.

This quarter was particularly hostile for our value investing approach. In the indiscriminate selloff, the value and success measures we rely on to drive returns and the strategies we use to diversify risk were much less effective than normal.

Good stock selection in the Fund’s energy holdings was the largest contributor to performance. In addition, the Fund benefited from an overweight position in the consumer cyclicals and an underweight to utilities. The top five performing stocks included: Mariner Energy, Cimarex Energy, Webster Financial, Wesco International and Comerica.

The most significant negative impact on the Fund’s year-to-date performance was weak stock selection in the technology, industrial resources and consumer staples sectors. In the first quarter, a number of our technology holdings fell in the quarter on profit-taking by investors concerned that the sector couldn’t extend the gains that drove last year’s outperformance. The worst performing stocks included: Dean Foods, Office Depot, Federal Mogul, Patriot Coal and AU Optronics.

As the value opportunity became more broadly based in the later part of 2009 and early this year, we have seen the Fund’s sector positioning become less provocative. A year of strong leadership made consumer cyclicals and energy less attractively valued, so we began to take gains and reduce the Fund’s active weights in those sectors. Similarly, a year of lagging performance by financials and utilities made both more attractive and we have reduced our underweights in both sectors.

We increased our research efforts on finding stocks within this broad opportunity that had strong cash flows and solid balance sheets. We believe that strong free cash flows are especially valuable as they provide stability while the economy is weak and can finance growth as it improves, even if credit remains tight.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Financials	23.3%
Consumer Discretionary	16.3%
Industrials	11.4%
Technology	10.3%
Energy	9.7%
Materials	8.3%
Utilities	8.0%
Healthcare	6.7%
Consumer Staples	6.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series SMID Cap Growth Fund returned –2.20% for the six-month period ending June 30, 2010, compared to the –1.82% return for its benchmark, the Russell 2500 Growth Index.

Health care stocks were the strongest absolute and relative performers for the Fund for the first two quarters of 2010. Several holdings reported better than expected results, including Steris Corporation, an infection prevention company, Perrigo Company, a global healthcare supplier of over-the-counter and prescription pharmaceuticals, and Mylan Laboratories, a leading generic drug company.

Our holdings in the consumer discretionary sector were relative laggards for the period. Investors became more nervous about this group on weaker employment data. Outperformers included Live Nation Entertainment, the leading global provider of live music, and NetFlix, a subscription service streaming digital movies and television shows and by mail to more than 12 million subscribers.

Stocks in the information technology sector were relative outperformers on better stock selection. GSI Commerce, an e-commerce and interactive marketing services company, and Gartner Group, an IT research and consulting company, were among the better stocks in the Fund on positive operating results. Two holdings that dragged results despite reporting positive earnings results, included Euronet and Microsemi Corporation as investors became concerned that a global slowdown would impact the companies’ earnings.

Stocks in the telecommunications services sector were positive relative and absolute performers for the portfolio. SBA Communications, an independent owner and operator of wireless communication towers, and NII Holdings, a wireless company that sells Nextel-branded services in Latin America, were two good holdings for the Fund.

Energy stocks were absolute and relative underperformers for the Fund this period. The Fund’s holdings are almost entirely onshore exploration and production companies that are diversified between crude oil and natural gas, so the Fund did not have any direct exposure to the tragic spill in the Gulf of Mexico. Regardless, it seemed that almost all companies involved in the industry were treated the same as the giant BP.

Stocks in the financial sector underperformed the benchmark for the period but our underweight and better stock selection helped overall results for the period. Allied

World Assurance, a property and casualty insurance company, posted solid operating results as underwriting costs were well controlled, and the stock reacted favorably to these results.

Stocks in the industrial sector relatively underperformed the benchmark for the quarter and our underweight coupled with poor stock selection hurt results. Sykes Enterprises, a leading customer contact management company, was the weakest stock in the Fund this quarter. Shares were sold after management lowered its annual earnings guidance by less than 3%.

Clearly, growth concerns have arisen across markets, yet from our perspective, debt markets do not seem as stressed as equity markets over these developments. The recent macroeconomic data suggests a slower growth scenario than what investors believed in April, yet a slower growth scenario is better than what many investors appear to be discounting currently.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]
Technology	23.7%
Industrials	22.6%
Healthcare	20.1%
Consumer Discretionary	15.3%
Energy	11.1%
Financials	6.3%
Consumer Staples	0.8%
Materials & Processing	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned –0.16% for the six-month period ending June 30, 2010, compared to the –1.64% return for its benchmark, the Russell 2000 Value Index.

For the period, our overall quality bias continued to help our performance, preserving capital in a down market. Stock selection was the strongest in the consumer discretionary sector, where we managed to outpace the gains of the sector. A number of our retailers with high operating leverage performed very well as the economy continued to pick up. HSN, Inc., a marketer and seller of consumer products through a television network and website, was the top performing stock, as its shares were boosted by improving business and merchandising.

Our stock selection in health care was also a strong positive contributor to returns, primarily driven by Lincare Holdings, Inc., a provider of home healthcare products. Lincare’s shares were boosted by an increase in market share and improved competitive strength. Stock selection was also strong in the financials sector, largely driven by our holdings in Insurance. In particular, Meadowbrook Insurance Group was a top performing financials stock. The attractively valued company is a disciplined underwriter with a conservative balance sheet that is benefiting from synergies from its acquisition of ProCentury Corporation.

For the period, our stock selection was challenged in the industrials space, largely due to the performance of Aegean Marine Petroleum Network, a global bunkering company that supplies marine fuel to ships. Its shares sold off due to concerns over the impact of global economic headwinds and the impact on trade. Despite its recent performance, we continue to believe our investment thesis is intact and that the competitively advantaged company should be able to grow earnings.

Stock selection in the telecommunication services sector also detracted from performance. Specifically, shares of our sole holding, Premiere Global Services, Inc. declined as its earnings estimates were trimmed due to the strengthening dollar and concerns over the potential slowdown in their European business. However, we continue to favor this global provider of communication technologies-based solutions with a recurring revenue model and diversified customer base. In the Materials space, our holding steel service center Olympic Steel, Inc. was also a detractor. However, we continue to like this leading steel service center as we believe the company should benefit from its strategy of providing additional value added services/solutions to its customers by migrating towards more downstream processing.

Many of the headwinds have already been discounted in the U.S. equity market and we believe that the risk/reward trade-off is an overall positive over the long term. We are encouraged by data points at the company level. Whereas earnings improvements in the past quarter were primarily driven by cost-cutting, we believe revenue is beginning to stabilize. Corporate profits are improving and management teams are more positive. High cash levels and strong balance sheets bode well for capital expenditures – the fuel for long term growth.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Financials	38.8%
Industrials	14.9%
Consumer Discretionary	11.2%
Technology	9.5%
Energy	6.5%
Materials	5.8%
Utilities	5.6%
Healthcare	4.5%
Consumer Staples	2.7%
Telecommunications	0.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP INDEX

The Penn Series Small Cap Index Fund returned –2.16% for the six-month period ending June 30, 2010, compared to the –1.95% return for its benchmark, the Russell 2000 Index.

After four consecutive months of outperforming the S&P 500 Index, the Russell 2000 Index of smaller stocks slumped in June, lagging the S&P 500 Index. Still, the Russell 2000 Index lost less than the S&P 500 Index during the second quarter, and it retained an advantage since the start of 2010.

Underperformance of financial shares during June made it a rough month for value stocks, although many consumer discretionary and information technology shares also lagged, limiting outperformance of growth benchmarks.

All 10 sectors of the S&P 500 Index lost ground during June, but defensive groups retained value the best, reflecting the prominence of the faltering recovery theme. Utilities and telecommunications shares, which were noteworthy laggards when markets were rallying consistently in early 2010, limited their June losses to less than a percent and their second quarter damage to less than 5%.

Unfortunately, both utilities and telecommunications still lag the S&P 500 Index on a year-to-date basis, but their first-half losses were also confined to single digits. The three sectors that produced double-digit first half losses were energy, materials, and information technology. Each depends on resilient economic growth for continued prosperity, and as a result, each continued to lag the S&P 500 Index during June when recovery concerns mounted. But the weakest group during June was consumer discretionary, which conceded nearly 10% for the month.

Although discretionary shares have retained a substantial advantage over the S&P 500 Index since the start of 2010, lagging only the industrial sector on a year-to-date basis, the extent of their recent reversal may signal budding weakness in consumer expenditure, especially with shares of retail, apparel, and auto names bearing the brunt of recent weakness. Financial shares, in similar fashion, gave back a substantial amount of their first quarter progress with second quarter underperformance. Although the financials remained ahead of the S&P 500 Index since the start of the year, their recent hesitation may reinforce investor concerns over exposure to troubled assets and the burden of higher funding costs.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Financials	21.3%
Technology	18.0%
Industrials	15.3%
Healthcare	14.0%
Consumer Discretionary	13.9%
Energy	5.4%
Materials	4.8%
Consumer Staples	3.2%
Utilities	3.1%
Telecommunications	1.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

DEVELOPED INTERNATIONAL INDEX

The Penn Series Developed International Index Fund returned –13.99% for the six-month period ending June 30, 2010, compared to the –12.93% return for its benchmark, the MSCI EAFE Index.

After a harrowing decline through May, non-U.S. equities continued to stumble in early June, flirting with fresh 2010 lows in the wake of a disappointing U.S. employment report. But an ongoing rise in Libor rates helped bring stabilization to the euro in the following week, even as bond markets remained edgy about sovereign risk in southern Europe. The European Central Bank engendered further confidence by citing its satisfaction with current interest rate levels. A better-than-expected revision on Japanese Gross Domestic Product (GDP), reinforced investor sentiment and helped equities to climb nicely through the middle of June, when China announced provisions for greater flexibility in its currency. Most equity markets greeted the news by setting their highs for the month, but poor data on U.S. home sales and continued disappointment with the oil disaster in the Gulf of Mexico soon had buyers on the defensive again. Even the approach of quarter end did little to lift share prices, and the first half of 2010 finished on a distinctly downbeat note.

The largest eurozone markets all finished June within a percent of the EAFE average, but MSCI United Kingdom was a bit weaker. Shares of British Petroleum dropped more than a third of their value as uncertainty about the ultimate cost of the Gulf of Mexico disaster persisted. Peripheral Europe saw rough action as well. Stock in mobile phone giant Nokia approached 12-year lows after the company said that competition would hurt 2010 earnings. MSCI Austria slumped as banking shares retreated on fresh worries over exposure to Eastern Europe. The Iberian Peninsula was a bright spot, however, as MSCI Spain and MSCI Portugal actually outperformed EAFE slightly in June. Both benefited from signs of stability in banking shares. On the other hand, banking stocks were a continued burden for MSCI Ireland and MSCI Greece. These were the two largest EAFE decliners. MSCI Greece owns the dubious distinction of also being the worst EAFE performer in the second quarter and the full first half. It has shed almost half of its value over the first six months of 2010.

Sector performance in EAFE showed a clear bias to defensive areas during June. The top groups were health care and telecommunications, and consumer staples. All other sectors lost ground, but the utilities limited their erosion. The weakest groups were information technology, which slumped in June due largely to weakness in the hardware arena, and energy on the ongoing travails in the Gulf of Mexico. For the full second quarter, all EAFE sectors declined, but again, defensives fulfilled their role. Only health care, telecommunications, and staples were able to limit their losses to single digits.

On a year-to-date basis, since the first quarter saw a preference for cyclical themes, the leadership now reflects more mixture. The most resilient groups since the start of 2010 are technology, staples, and industrials, all showing year-to-date losses in the mid-single digits. The major decliners through the first half of 2010 included financials, utilities, and materials. But the weakest of all was the energy sector, which lost more than a quarter of its value in the first six months of this year.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Japan	23.3%
United Kingdom	18.6%
France	9.3%
Switzerland	8.4%
Australia	8.0%
Germany	7.8%
Netherlands	4.6%
Spain	3.5%
Sweden	2.9%
Italy	2.7%
Hong Kong	2.7%
Singapore	1.5%
Finland	1.0%
Denmark	1.0%
Belgium	0.9%
Israel	0.8%
Norway	0.6%
Ireland	0.6%
Luxembourg	0.5%
Portugal	0.3%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Percent of Total Investments[1]
Austria	0.3%
Greece	0.2%
Bermuda	0.1%
China	0.1%
United States	0.1%
Jersey	0.1%
New Zealand	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned –3.99% for the six-month period ending June 30, 2010, compared to the –12.93% return for its benchmark, the MSCI EAFE Index.

In general, emerging countries continued to have fewer structural issues than more developed countries during the first half of 2010. The Fund’s out-of-index holdings in India made the country a top performer in the Fund during the reporting period. Housing Development Finance, HDFC Bank, ITC, Hero Honda Motors, and Nestle India all made positive contributions to absolute and relative performance.

The United Kingdom was also a top performer during the reporting period. We have found many companies that we like in the United Kingdom so the Fund has greater exposure to the country than its benchmark index. During the reporting period, consumer staples companies like British American Tobacco, Imperial Tobacco, and Diageo made attractive contributions to relative performance.

The Fund’s only position in Denmark, Novo Nordisk, delivered strong absolute and relative performance during the first half of 2010. The FDA approval of Victoza, a potential blockbuster diabetes product, which may have additional applications as a weight loss drug, has helped the company’s share price. Also, brokers upgraded their earnings estimates for the company late in the reporting period.

Brazil made attractive contributions to absolute and relative performance during the period. Souza Cruz, CPFL Energia, AES Tiete, and Ambev made positive contributions to both relative and absolute performance.

Consumer staples made the largest contributions to relative performance during the first half of 2010. The Fund had approximately four times the benchmark’s weighting in the sector because we have found a large number of companies in the space that we believe will deliver consistent and attractive earnings growth over time. British American Tobacco, ITC, Phillip Morris International, Souza Cruz, and Nestle SA made attractive contributions to relative performance.

Strong stock selection and an underweight position helped make financials one of the best performing sectors in the Fund during the reporting period. India’s HDFC Bank and Housing Development Finance, and the United Kingdom’s Amlin made strong contributions to relative performance.

Energy was a top performing sector during the period. Core Labs, which is the Fund’s largest position in the space, and Canadian Natural Resources both made attractive contributions to relative performance. Strong stock selection and an overweight position relative to the index made health care one of the top performing sectors in the Fund during the first half of 2010. Novo Nordisk, Essilor, and Cipla made positive contributions to absolute and relative performance.

Given our management style, we do not make highly specific, far-reaching predictions about the future. We prefer, instead, to focus on the evidence and the facts that are in front of us. Developed countries continue to face considerable headwinds: high unemployment, social unrest, currency volatility, increasing trade tensions, and fiscal and budgetary pressures. In light of these factors, we continue to have a healthy skepticism about the likelihood of a V-shaped economic recovery. We believe the possibility of a dip into another recession remains a legitimate investment concern.

Regardless, the Fund holds quality businesses that we expect will continue to grow earnings, even in this uncertain environment. As we have mentioned previously, quality companies continue to sell at bargain prices. This is highly unusual. During periods of economic uncertainty, quality tends to sell at a premium. Eventually, markets should recognize the intrinsic value of quality companies. When they do, the share prices of these companies are likely to rise.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

United Kingdom	32.3%
India	14.0%
Switzerland	9.7%
Brazil	6.8%
Australia	6.1%
United States	5.4%
Denmark	4.9%
Japan	4.8%
Ireland	3.6%
Canada	3.3%
France	3.1%
Netherlands	2.4%
Germany	1.8%
Belgium	1.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

EMERGING MARKETS EQUITY

The Penn Series Emerging Markets Equity Fund returned –6.25% for the six-month period ending June 30, 2010, compared to its benchmarks the MSCI Emerging Markets Index’s return of –6.04%.

The first half of 2010 saw global developed and emerging equity experience declines driven largely by concerns over a possible “double dip” in global economic activity and by European sovereign debt issues. Individual country performance was mixed as correlations that peaked at the height of the financial turmoil in the autumn of 2008 have fallen. In the first half of 2010, the best performing markets were Colombia and Indonesia, while the worst performing markets in the same period were Hungary and Poland.

Key contributors to relative performance during the period included an overweight allocation to India and stock selection in that country. The Fund also benefited from an underweight allocation to Brazil and overweight allocation to Indonesia. Stock selection in Korea was also a positive contributor. In terms of sectors, an overweight to consumer discretionary and underweight to materials helped performance. Detractors from relative performance included stock selection in South Africa and Taiwan. An overweight allocation to Poland and an underweight allocation to Malaysia also hurt performance.

Historically, the second year after a market low typically is a low-return year, regardless of whether that year occurs within the context of a cyclical bull market or a more enduring multi-year uptrend. We are currently in the second year of a major recovery, a stage when policy normalization generally acts as a brake on the rally. As a result, regardless of whether this is a cyclical bull market within a secular bear, or a secular bull market, our expectations for returns are muted.

The way the global economy begins a decade reveals little about how it will end it. For example, while Japan was the envy of the developed world for its growth and economic influence in the 1980s, Japan today is widely viewed as a washout, suffering major deflationary pressure. A great deal of investor focus over the past decade has been on China’s economic boom. China’s investment-led growth has over the past decade lifted the performance of commodity-producing countries such as Brazil and Australia, as well as the currencies of other commodity producers. However, China has already reached a critical economic peak in its development and is currently running out of new growth drivers.

There is a disconnect between the performance of Chinese equities and other markets viewed by investors as beneficiaries of Chinese growth, or “China plays.” The Chinese stock market, as measured by the MSCI China A Shares Index, has fallen back to levels seen a year ago, yet

China plays ranging from currencies of major commodity- exporting nations to various material stocks have continued rallying and are much higher that they were a year ago. As a result, a slowdown in China could shock the star economies and markets of the past decade that benefited so strongly from China’s rise, including Brazil. In our view, the time has come to think of a world beyond China plays. This view has led us to underweight Brazil, Russia and China itself and overweight countries with domestic-led economic growth, healthy savings and rising incomes, as well as commodity importers that stand to benefit from a decline in prices. These countries include India, Indonesia, Turkey, Egypt and Poland.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

South Korea	12.6%
Brazil	11.9%
India	11.1%
China	10.7%
Taiwan	7.4%
Mexico	6.1%
South Africa	6.0%
Hong Kong	5.9%
Indonesia	4.4%
Russia	4.3%
Turkey	3.4%
Poland	3.1%
Thailand	2.7%
Egypt	2.3%
Philippines	1.9%
Hungary	1.7%
Malaysia	1.0%
Czech Republic	0.9%
United Kingdom	0.8%
Lebanon	0.6%
United States	0.5%
Peru	0.3%
Singapore	0.3%
Argentina	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned 3.82% for the six-month period ending June 30, 2010, compared to the 5.40% return for its benchmark, the Wilshire Real Estate Securities Index.

Performance year to date 2010 was positive as a whole for REITs. The U.S. REIT market had a strong first quarter in terms of returns, which carried into April. However May and June produced negative returns for REITs, pulling down year to date returns overall. Early in the second quarter, growth oriented names outperformed, but as growth expectations moderated, defensive sectors started to outperform.

Overall, security selection was negative year-to-date in the Fund. Security selection was negatively impacted by holdings in the apartment sector. Overweighting two underperformers, Home Properties and American Campus Communities drove the negative security selection in the apartment sector. Stock selection in the regional retail sector was also negative. Not holding CBL and Associates, underweighting Simon Property Group and overweighting Tanger Factory Outlet Centers were the drivers. Security selection in the health care sector was also a detractor due to overweighting Health Care REIT and underweighting Ventas.

Sector allocation had a positive impact on performance. Every sector generated a positive contribution to returns except the storage and hotel sectors which were only slight detractors. The Fund was modestly underweight the office sector which contributed positively to returns. The office sector needs sustained employment growth to result in improving fundamentals.

Real estate market conditions continue to point toward stabilization if not improvement. The shorter lease duration sectors such as apartments and hotels continue to show improvement. Longer lease duration sectors are probably very close to peak vacancy and trough rents. However, the slower economic growth will likely mean that space markets will improve more slowly. As real estate markets stabilize, REIT earnings declines have begun to moderate. REIT earnings have been helped by lower interest rates and cost cutting to help reduce the impact of negative property fundamentals. New development starts continue to be at record lows, which will result in an additional positive impact on real estate markets when sustainable space demand returns.

We believe the U.S. has hit a challenging period but that economic growth will continue, albeit at a slower pace in the near term. The European financial crisis complicates the picture but it shouldn’t push the U.S. back into recession. While fears of a double dip are pushing the stock market down, the consensus economic view is that U.S. Gross Domestic Product (GDP) growth should diminish from the 3.0% rate forecast for Q2 to closer to 2.5% for the second half of 2010 before accelerating modestly in 2011.

Independence Capital Management, Inc.

Investment Adviser

Heitman Real Estate Securities

Investment Sub-Adviser

Portfolio Composition as of 6/30/10

Percent of Total Investments[1]

Apartments	17.5%
Regional Malls	16.6%
Healthcare	12.6%
Office Property	12.1%
Diversified	10.4%
Hotels and Resorts	7.6%
Strip Centers	7.1%
Industrial	7.0%
Storage & Warehousing	6.7%
Building & Real Estate	1.9%
Mixed Industrial/Office	0.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

AGGRESSIVE ALLOCATION FUND

The Penn Series Aggressive Allocation Fund returned –5.47% for the six-month period ending June 30, 2010, compared to its benchmarks, the Russell 3000 Index’s return of –6.05% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.33% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/10

Large Cap Value Stocks	21.0%
International Stocks	20.0%
Large Growth Stocks	18.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Small Cap Value Stocks	6.0%
Mid Cap Growth Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATELY AGGRESSIVE ALLOCATION FUND

The Penn Series Moderately Aggressive Allocation Fund returned –3.91% for the six-month period ending June 30, 2010, compared to its benchmarks, the Russell 3000 Index’s return of –6.05% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.33% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/10

Large Cap Value Stocks	18.0%
International Stocks	17.0%
Large Growth Stocks	15.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	6.0%
Emerging Markets	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Mid Cap Growth Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATE ALLOCATION FUND

The Penn Series Moderate Allocation Fund returned –1.99% for the six-month period ending June 30, 2010, compared to its benchmarks, the Russell 3000 Index’s return of –6.05% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.33% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/10

Intermediate Bonds	21.0%
Large Cap Value Stocks	14.0%
International Stocks	13.0%
Large Growth Stocks	11.0%
Short Term Bonds	10.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Emerging Markets	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATELY CONSERVATIVE ALLOCATION FUND

The Penn Series Moderately Conservative Allocation Fund returned –0.41% for the six-month period ending June 30, 2010, compared to its benchmarks, the Russell 3000 Index’s return of –6.05% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.33% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/10

Intermediate Bonds	29.0%
Short Term Bonds	15.0%
Large Cap Value Stocks	11.0%
Cash Equivalents	10.0%
International Stocks	9.0%
Large Growth Stocks	8.0%
High Yield Bonds	6.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

CONSERVATIVE ALLOCATION FUND

The Penn Series Conservative Allocation Fund returned 1.40% for the period ending June 30, 2010, compared to its benchmarks, the Russell 3000 Index’s return of –6.05% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.33% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/10

Intermediate Bonds	37.0%
Short Term Bonds	20.0%
Cash Equivalents	15.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2010 and held through June 30, 2010. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2010 to June 30, 2010

Expense Table

	Beginning Value 1/1/10	Ending Value 6/30/10	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.10	0.34%	$1.69
Hypothetical	$1,000.00	$1,023.09	0.34%	$1.71
Limited Maturity Bond Fund
Actual	$1,000.00	$1,029.70	0.58%	$2.92
Hypothetical	$1,000.00	$1,021.88	0.58%	$2.91

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/10	Ending Value 6/30/10	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,055.00	0.58%	$2.96
Hypothetical	$1,000.00	$1,021.88	0.58%	$2.91
High Yield Bond Fund
Actual	$1,000.00	$1,036.40	0.85%	$4.29
Hypothetical	$1,000.00	$1,020.53	0.85%	$4.27
Flexibly Managed Fund
Actual	$1,000.00	$980.60	0.84%	$4.13
Hypothetical	$1,000.00	$1,020.58	0.84%	$4.22
Balanced Fund
Actual	$1,000.00	$982.40	0.18%	$0.88
Hypothetical	$1,000.00	$1,023.89	0.18%	$0.90
Large Growth Stock Fund
Actual	$1,000.00	$919.80	0.95%	$4.52
Hypothetical	$1,000.00	$1,020.03	0.95%	$4.77
Large Cap Growth Fund
Actual	$1,000.00	$904.60	1.00%	$4.72
Hypothetical	$1,000.00	$1,019.77	1.00%	$5.02
Large Core Growth Fund
Actual	$1,000.00	$895.70	0.64%	$3.01
Hypothetical	$1,000.00	$1,021.58	0.64%	$3.21
Large Cap Value Fund
Actual	$1,000.00	$918.20	0.89%	$4.23
Hypothetical	$1,000.00	$1,020.33	0.89%	$4.47
Large Core Value Fund
Actual	$1,000.00	$917.00	0.54%	$2.57
Hypothetical	$1,000.00	$1,022.08	0.54%	$2.71
Index 500 Fund
Actual	$1,000.00	$931.80	0.35%	$1.68
Hypothetical	$1,000.00	$1,023.04	0.35%	$1.76
Mid Cap Growth Fund
Actual	$1,000.00	$948.80	1.00%	$4.83
Hypothetical	$1,000.00	$1,019.77	1.00%	$5.02
Mid Cap Value Fund
Actual	$1,000.00	$968.00	0.85%	$4.15
Hypothetical	$1,000.00	$1,020.53	0.85%	$4.27
Mid Core Value Fund
Actual	$1,000.00	$976.70	1.13%	$5.54
Hypothetical	$1,000.00	$1,019.12	1.13%	$5.67

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/10	Ending Value 6/30/10	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Growth Fund
Actual	$1,000.00	$978.00	1.05%	$5.15
Hypothetical	$1,000.00	$1,019.52	1.05%	$5.27
SMID Cap Value Fund
Actual	$1,000.00	$984.80	1.14%	$5.61
Hypothetical	$1,000.00	$1,019.07	1.14%	$5.72
Small Cap Growth Fund
Actual	$1,000.00	$976.70	1.07%	$5.24
Hypothetical	$1,000.00	$1,019.42	1.07%	$5.37
Small Cap Value Fund
Actual	$1,000.00	$998.40	1.15%	$5.70
Hypothetical	$1,000.00	$1,019.02	1.15%	$5.77
Small Cap Index Fund
Actual	$1,000.00	$978.40	0.55%	$2.70
Hypothetical	$1,000.00	$1,022.03	0.55%	$2.76
Developed International Index Fund
Actual	$1,000.00	$860.10	0.59%	$2.72
Hypothetical	$1,000.00	$1,021.83	0.59%	$2.96
International Equity Fund
Actual	$1,000.00	$960.10	1.27%	$6.17
Hypothetical	$1,000.00	$1,018.42	1.27%	$6.38
Emerging Markets Equity Fund
Actual	$1,000.00	$937.50	1.58%	$7.59
Hypothetical	$1,000.00	$1,016.86	1.58%	$7.93
REIT Fund
Actual	$1,000.00	$1,038.20	1.01%	$5.10
Hypothetical	$1,000.00	$1,019.72	1.01%	$5.07
Aggressive Allocation Fund
Actual	$1,000.00	$945.30	0.33%	$1.59
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$960.90	0.33%	$1.60
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66
Moderate Allocation Fund
Actual	$1,000.00	$980.10	0.31%	$1.52
Hypothetical	$1,000.00	$1,023.24	0.31%	$1.56

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/10	Ending Value 6/30/10	Annualized Expense Ratio	Expenses Paid During Period *
Moderately Conservative Allocation Fund
Actual	$1,000.00	$995.90	0.33%	$1.63
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66
Conservative Allocation Fund
Actual	$1,000.00	$1,014.00	0.33%	$1.65
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days), then divided by 365.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 4.6%
U.S. Treasury Bills
0.095%, 08/12/10	$2,000	$1,999,780
0.105%, 08/19/10	4,000	3,999,431
0.172%, 08/26/10	2,000	1,999,466

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,998,677)		7,998,677

CERTIFICATES OF DEPOSIT — 4.3%
Banks — 4.3%
Bank of Baroda New York 0.900%, 08/05/10	245	245,000
Bank of the Carolinas Corp. 1.100%, 07/16/10	250	250,000
Branch Banking & Trust Co. 1.000%, 07/08/10	245	245,000
Cascade Bank 1.000%, 07/14/10	250	250,000
Citizens Independent Bank 0.850%, 08/06/10	250	250,000
Citizens State Bank 0.900%, 08/04/10	250	250,000
Coastal B&T of Florida 1.000%, 07/08/10	245	245,000
Cole Taylor Bank 1.000%, 07/15/10	245	245,000
Community Bankers’ Bank 0.700%, 11/05/10	250	250,000
First Carolina State Bank 0.950%, 07/09/10	250	250,000
First Peoples Bank 1.100%, 07/01/10	250	250,000
First State Bank & Trust Co. 1.000%, 07/23/10	245	245,000
FSG Bank N.A. 0.850%, 08/06/10	245	245,000
GE Money Bank 1.000%, 07/02/10	245	245,000
Grand South Bank 0.950%, 07/09/10	250	250,000
Heritage Bank 0.950%, 07/02/10	250	250,000
Lakeview Bank 1.000%, 07/15/10	250	250,000
Peoples Bank of Wisconsin 0.900%, 07/07/10	250	250,000
Prime Bank Edmond 0.750%, 07/28/10	250	250,000
Rocky Mountain Bank 0.950%, 07/22/10	250	250,000
Shamrock Bank of Florida 0.900%, 07/16/10	250	250,000
Signature Bank 1.050%, 07/02/10	250	250,000
SonaBank N.A. 0.950%, 07/06/10	250	250,000

	Par (000)	Value†

Banks — (continued)
State Bank of India 0.900%, 08/05/10	$245	$245,000
Sunstate Bank 0.700%, 10/29/10	250	250,000
Thomasville National Bank 0.750%, 07/30/10	250	250,000
Tower Bank & Trust Co. 0.900%, 07/14/10	250	250,000
Union Bank 0.900%, 07/09/10	250	250,000
Williamsburg First National Bank 0.900%, 07/16/10	250	250,000
Wright Express Financial Services 0.950%, 07/15/10	245	245,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $7,455,000)		7,455,000

COMMERCIAL PAPER — 51.2%
Aerospace & Defense — 1.2%
Honeywell International 0.450%, 12/30/10	2,000	1,995,450

Banks — 2.7%
Bank of America Corp.
0.300%, 07/01/10	576	576,000
0.300%, 07/02/10	2,262	2,261,981
JP Morgan Chase & Co.
0.260%, 07/07/10	123	122,995
0.260%, 07/15/10	147	146,985
0.260%, 07/21/10	165	164,976
0.260%, 07/26/10	228	227,959
0.260%, 07/29/10	325	324,934
0.270%, 08/11/10	263	262,919
0.270%, 08/12/10	220	219,931
0.280%, 08/16/10	421	420,849

		4,729,529

Computers — 0.4%
Hewlett-Packard Co. 0.160%, 07/22/10	700	699,935

Diversified Financial Services — 20.9%
American Honda Finance 0.320%, 09/02/10	2,000	1,998,880
BlackRock, Inc.
0.290%, 07/01/10	4,000	4,000,000
0.300%, 07/01/10	2,000	2,000,000
BP Capital Markets Plc 0.370%, 07/23/10	5,000	4,998,869
ENI Finance USA, Inc. 0.320%, 07/14/10	4,000	3,999,538
National Rural Utilities Corp. 0.290%, 08/04/10	3,000	2,999,178
Quebec Province
0.320%, 11/15/10	3,000	2,996,347
0.340%, 11/15/10	2,000	1,997,412

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value†
COMMERCIAL PAPER — (continued)
Diversified Financial Services — (continued)
Toyota Motor Credit Corp. 0.400%, 09/15/10	$5,000	$4,995,778
University of California
0.250%, 07/07/10	1,000	999,958
0.260%, 07/07/10	4,000	3,999,827
0.280%, 07/22/10	1,500	1,499,755

		36,485,542

Electric — 6.1%
E.On AG 0.290%, 07/09/10	2,700	2,699,826
Electricite de France 0.300%, 07/27/10	4,000	3,999,133
Florida Power & Light Co.
0.350%, 07/12/10	2,000	1,999,786
0.330%, 07/13/10	2,000	1,999,780

		10,698,525

Electrical Components & Equipment — 1.9%
Emerson Electric Co.
0.200%, 07/08/10	2,300	2,299,911
0.190%, 07/22/10	1,000	999,889

		3,299,800

Entertainment — 1.7%
Walt Disney Corp. 0.160%, 07/02/10	3,000	2,999,987

Food — 6.7%
Coca-Cola Co.
0.230%, 07/08/10	3,000	2,999,866
0.250%, 08/02/10	2,102	2,101,533
0.230%, 09/16/10	535	534,737
Nestle Capital Corp.
0.240%, 08/10/10	1,000	999,733
0.330%, 08/16/10	5,000	4,997,892

		11,633,761

Healthcare Products — 2.8%
Proctor & Gamble International
0.190%, 07/02/10	3,000	2,999,984
0.210%, 07/02/10	1,800	1,799,990

		4,799,974

Oil & Gas — 3.4%
ConocoPhillips 0.250%, 09/14/10	3,000	2,998,438
Total Cap Canada 0.410%, 09/03/10	3,000	2,997,813

		5,996,251

Retail — 2.5%
Wal-Mart Stores 0.150%, 07/13/10	4,300	4,299,785

	Par (000)	Value†

Telecommunications — 0.9%
AT&T, Inc. 0.200%, 07/20/10	$1,600	$1,599,831

TOTAL COMMERCIAL PAPER (Cost $89,238,370)		89,238,370

CORPORATE BONDS — 5.9%
Aerospace & Defense — 1.1%
United Technologies Corp. 6.350%, 03/01/11	1,840	1,909,247

Biotechnology — 1.1%
Amgen, Inc. CONV 0.125%, 02/01/11	2,000	1,991,386

Electrical Components & Equipment — 0.1%
Emerson Electric Co. 7.125%, 08/15/10	175	176,418

Food — 0.4%
Unilever Capital Corp. 7.125%, 11/01/10	745	761,058

Healthcare Products — 1.2%
Medtronic, Inc. CONV 1.500%, 04/15/11	2,000	1,991,918

Household Products & Wares — 0.2%
Kimberly-Clark Corp. 0.438%, 07/30/10•	280	280,008

Telecommunications — 1.8%
New Cingular Wireless Services, Inc. 7.875%, 03/01/11	3,000	3,137,062

TOTAL CORPORATE BONDS (Cost $10,247,097)		10,247,097

MUNICIPAL NOTES — 30.0%
California Housing Finance Agency 0.240%, 08/01/36•	2,000	2,000,000
City of Minneapolis 0.300%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority
0.290%, 05/01/22•	3,000	3,000,000
0.250%, 04/01/43•	1,325	1,325,000
Fairfax County Economic Development Authority 0.270%, 12/01/33•	1,200	1,200,000
Idaho Housing & Finance Association
0.240%, 01/01/38•	4,700	4,700,000
0.240%, 01/01/40•	5,000	5,000,000
Illinois Finance Authority 0.250%, 07/01/38•	5,000	5,000,000
Kansas State Department of Transportation Authority 0.200%, 09/01/22•	3,100	3,100,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value†
MUNICIPAL NOTES — (continued)
New York City Municipal Water Finance Authority 0.280%, 06/15/41•	$5,000	$5,000,000
Pennsylvania Turnpike Commission 0.280%, 07/15/41•	5,000	5,000,000
State of Texas 0.250%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.230%, 01/01/19•	3,700	3,700,000
University of Minnesota 0.240%, 12/01/36•	4,000	4,000,000
Wisconsin Housing & Economic Development Authority 0.280%, 05/01/34•	3,000	3,000,000

TOTAL MUNI NOTES (Cost $52,315,000)		52,315,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	52	52
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	100	100
BlackRock Liquidity Funds TempFund - Institutional Shares	962	962
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	2,229,505	2,229,505
Evergreen Institutional U.S. Government Money Market Fund - Institutional Shares	92	92
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	155	155
Federated Prime Obligations Fund - Class I	1,957,806	1,957,806
Fidelity Institutional Prime Money Market Portfolio	2,910,350	2,910,350
Fidelity Institutional Prime Money Market Portfolio - Class I	9	9

TOTAL SHORT-TERM INVESTMENTS (Cost $7,099,031)		7,099,031

TOTAL INVESTMENTS — 100.0% (Cost $174,353,175)		$174,353,175

†	See Security Valuation Note.
•	Variable Rate Security.

CONV — Convertible Security.

Plc — Public Limited Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$52,393,245	30.0%	30.0%
8 — 14 days	3,401,792	2.0%	32.0%
15 — 30 days	20,361,193	11.7%	43.7%
31 — 60 days	24,773,112	14.2%	57.9%
61 — 90 days	8,528,953	4.9%	62.8%
91 — 120 days	1,011,058	0.6%	63.4%
121 — 150 days	5,243,759	3.0%	66.4%
over 150 days	58,640,063	33.6%	100.0%

	$174,353,175	100.0%

Average Weighted Maturity — 37 days

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
CERTIFICATES OF DEPOSIT	$7,455,000	$—	$7,455,000	$—
COMMERCIAL PAPER	89,238,370	—	89,238,370	—
CORPORATE BONDS	10,247,097	—	10,247,097	—
MUNICIPAL NOTES	52,315,000	—	52,315,000	—
SHORT-TERM INVESTMENTS	7,099,031	7,099,031	—	—
U.S. TREASURY OBLIGATIONS	7,998,677	—	7,998,677	—

TOTAL INVESTMENTS	$174,353,175	$7,099,031	$167,254,144	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 5.3%
Federal Home Loan Bank Bonds — 1.6%
2.000%, 10/05/12	$2,000	$2,007,498

Federal Home Loan Mortgage Corporation — 2.5%
2.875%, 02/09/15	3,000	3,125,157

Federal National Mortgage Association — 1.2%
5.000%, 10/15/11	1,500	1,585,763

TOTAL AGENCY OBLIGATIONS (Cost $6,586,566)		6,718,418

ASSET BACKED SECURITIES — 1.6%
Bear Stearns Mortgage Funding Trust• 0.507%, 10/25/36	357	61,629
Conseco Financial Corp. 7.650%, 04/15/19	145	150,783
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,071	880,029
7.302%, 01/15/27	714	561,067
Equity One ABS, Inc. 4.145%, 04/25/34	19	17,723
FMAC Loan Receivables Trust 144A @ 6.850%, 09/15/19	38	36,485
Popular ABS Mortgage Pass-Through Trust 4.628%, 09/25/34	34	32,855
SACO I, Inc. 144A @~ 1.247%, 06/25/35	767	251,996

TOTAL ASSET BACKED SECURITIES (Cost $3,110,650)		1,992,567

COMMERCIAL MORTGAGE BACKED SECURITIES — 2.9%
Bear Stearns Commercial Mortgage Securities• 5.408%, 03/11/39	1,030	1,042,024
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	1,500	1,528,285
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	1,062	1,061,619

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $3,561,230)		3,631,928

CORPORATE BONDS — 31.3%
Banks — 19.7%
Bank of America Corp.
3.125%, 06/15/12	2,000	2,088,660
2.375%, 06/22/12	3,000	3,091,500
Bank of Montreal 144A @ 2.850%, 06/09/15	3,000	3,049,035
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	3,000	3,033,363
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	1,000	1,019,180

	Par (000)	Value†

Banks — (continued)
JPMorgan Chase & Co.
1.650%, 02/23/11	$3,000	$3,024,018
3.125%, 12/01/11	2,000	2,069,028
National Australia Bank Ltd. 144A @ 2.550%, 01/13/12	1,000	1,019,185
The Goldman Sachs Group, Inc.
1.700%, 03/15/11	3,000	3,027,669
1.625%, 07/15/11	2,500	2,529,380
Westpac Banking Corp. 144A @ 3.250%, 12/16/11	1,000	1,028,590

		24,979,608

Beverages — 1.6%
PepsiAmericas, Inc. 5.625%, 05/31/11	2,000	2,081,352

Diversified Financial Services — 6.4%
BA Covered Bond Issuer 144A @ 5.500%, 06/14/12	1,000	1,069,680
General Electric Capital Corp.
3.000%, 12/09/11	2,800	2,892,408
2.625%, 12/28/12	4,000	4,156,736

		8,118,824

Food — 0.4%
General Mills, Inc. 5.650%, 09/10/12	500	543,094

Oil & Gas — 1.6%
Seariver Maritime, Inc. 0.000%, 09/01/12+	1,000	954,986
Shell International Finance BV 3.100%, 06/28/15	1,000	1,015,475

		1,970,461

Pharmaceuticals — 0.8%
Abbott Laboratories 2.700%, 05/27/15	1,000	1,022,588

Telecommunications — 0.8%
Cellco Partnership 3.750%, 05/20/11	1,000	1,024,229

TOTAL CORPORATE BONDS (Cost $39,275,968)		39,740,156

MUNICIPAL NOTES — 0.8%
Regional — 0.8%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,487)	1,000	1,032,881

RESIDENTIAL MORTGAGE BACKED SECURITIES — 3.0%
Collateralized Mortgage Obligations — 0.8%
Countrywide Home Loan Mortgage Pass Through Trust 6.000%, 09/25/37	1,100	938,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LIMITED MATURITY BOND FUND

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Fannie Mae Pool — 2.2%
4.000%, 06/01/20	$979	$1,034,941
3.358%, 12/01/33•	928	967,287
2.625%, 04/01/34•	321	332,382
5.966%, 07/01/36•	456	483,744

		2,818,354

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,838,304)		3,756,354

U.S. TREASURY OBLIGATIONS — 50.0%
U.S. Treasury Notes
5.125%, 06/30/11	6,000	6,282,420
3.625%, 12/31/12	1,000	1,072,422
4.250%, 08/15/13	6,500	7,142,382
3.125%, 08/31/13	3,000	3,193,125
1.750%, 01/31/14	4,000	4,064,376
1.875%, 04/30/14	8,000	8,144,376
2.375%, 09/30/14	3,000	3,098,673
4.250%, 11/15/14	14,050	15,647,092
2.250%, 01/31/15	4,500	4,612,149
4.000%, 02/15/15	9,200	10,153,782

TOTAL U.S. TREASURY OBLIGATIONS (Cost $61,139,463)		63,410,797

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	24,088	24,088
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	4,268	4,268
BlackRock Liquidity Funds TempFund - Institutional Shares	37,029	37,029
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	630,084	630,084
Evergreen Institutional U.S. Government Money Market Fund - Institutional Shares	471	471
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	3	3
Federated Prime Obligations Fund - Class I	33,635	33,635
Fidelity Institutional Prime Money Market Portfolio	5,736,409	5,736,409
Fidelity Institutional Prime Money Market Portfolio - Class I	51	51

TOTAL SHORT-TERM INVESTMENTS (Cost $6,466,038)		6,466,038

TOTAL INVESTMENTS — 100.0% (Cost $124,977,706)		$126,749,139

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2010 is $251,996.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATIONS	$6,718,418	$—	$6,718,418	$—
ASSET BACKED SECURITIES	1,992,567	—	1,992,567	—
COMMERCIAL MORTGAGE BACKED SECURITIES	3,631,928	—	3,631,928	—
CORPORATE BONDS	39,740,156	—	39,740,156	—
MUNI NOTES	1,032,881	—	1,032,881	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	3,756,354	—	3,756,354	—
U.S. TREASURY OBLIGATIONS	63,410,797	—	63,410,797	—
SHORT-TERM INVESTMENTS	6,466,038	6,466,038	—	—

TOTAL INVESTMENTS	$126,749,139	$6,466,038	$120,283,101	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 3.3%
Federal National Mortgage Association — 3.3%
3.250%, 04/09/13	$4,500	$4,776,179
5.000%, 04/15/15	6,750	7,658,266

TOTAL AGENCY OBLIGATIONS (Cost $11,434,179)		12,434,445

ASSET BACKED SECURITIES — 1.8%
Atherton Franchisee Loan Funding 144A @ 7.230%, 04/15/12	317	289,669
Bear Stearns Mortgage Funding Trust• 0.503%, 10/25/36	715	123,258
Conseco Financial Corp. 7.240%, 11/15/28	585	207,597
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	3,397	2,791,815
7.351%, 01/15/27	1,427	1,122,135
FMAC Loan Receivables Trust 144A @ 6.850%, 09/15/19	279	267,556
Railcar Leasing LLC 144A @ 7.125%, 01/15/13~	940	984,273
SACO I, Inc. 144A @ 1.247%, 06/25/35~,•	2,301	755,988

TOTAL ASSET BACKED SECURITIES (Cost $9,570,448)		6,542,291

COMMERCIAL MORTGAGE BACKED SECURITIES — 5.0%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	4,000	4,194,557
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,456,880
JPMorgan Chase Commercial Mortgage Securities Corp.
4.545%, 01/15/42	5,000	5,094,283
5.420%, 01/15/49	1,500	1,465,898
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	1,592	1,592,428
Morgan Stanley Capital I 4.590%, 04/14/40	5,000	5,055,638

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $18,201,834)		18,859,684

CORPORATE BONDS — 14.2%
Aerospace & Defense — 0.3%
United Technologies Corp. 4.500%, 04/15/20	1,000	1,081,897

Agriculture — 0.3%
Cargill, Inc. 144A @ 6.125%, 09/15/36	1,000	1,102,406

Banks — 4.8%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,024,812

	Par (000)	Value†

Banks — (continued)
Bank of Montreal 144A @ 2.850%, 06/09/15	$3,000	$3,049,035
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	1,000	1,011,121
JPMorgan Chase & Co.
2.200%, 06/15/12	4,000	4,110,104
6.000%, 01/15/18	1,700	1,877,200
The Goldman Sachs Group, Inc. 3.250%, 06/15/12	6,500	6,806,338

		17,878,610

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. 144A @ 7.750%, 01/15/19	1,000	1,213,762

Biotechnology — 0.3%
Genentech, Inc. 5.250%, 07/15/35	1,000	1,048,662

Computers — 0.6%
Hewlett-Packard Co. 6.125%, 03/01/14	1,000	1,148,802
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,211,947

		2,360,749

Diversified Financial Services — 0.5%
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,014,513
5.875%, 01/14/38	1,000	980,603

		1,995,116

Electric — 1.9%
Carolina Power & Light Co. 5.300%, 01/15/19	1,000	1,118,153
Commonwealth Edison Co. 6.150%, 09/15/17	500	573,877
EDF SA 144A @ 5.600%, 01/27/40	1,000	1,030,233
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	1,083,872
Florida Power & Light Co. 5.690%, 03/01/40	1,000	1,108,675
Oklahoma Gas & Electric Co. 6.350%, 09/01/18	1,000	1,128,438
PacifiCorp 6.250%, 10/15/37	1,000	1,174,236

		7,217,484

Environmental Control — 0.3%
Allied Waste North America, Inc. 6.875%, 06/01/17	1,000	1,090,000

Food — 0.2%
Kraft Foods, Inc. 6.750%, 02/19/14	500	574,825

Gas — 0.5%
Nakilat, Inc. 144A @ 6.067%, 12/31/33	1,000	974,750

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — (continued)
SEMCO Energy, Inc. 144A @ 5.150%, 04/21/20	$1,000	$1,071,164

		2,045,914

Healthcare Products — 0.3%
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,160,465

Healthcare Services — 0.3%
CIGNA Corp. 6.350%, 03/15/18	1,000	1,117,411

Media — 0.4%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,373,906

Miscellaneous Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	1,000	1,127,684

Oil & Gas — 0.8%
Anadarko Petroleum Corp. 5.950%, 09/15/16	1,000	860,697
Total Capital SA 4.450%, 06/24/20	1,000	1,020,747
Valero Energy Corp. 6.125%, 02/01/20	1,000	1,027,596

		2,909,040

Pharmaceuticals — 0.9%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,048,878
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,188,950
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,028,708

		3,266,536

Pipelines — 0.3%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	1,000	1,056,191

Retail — 0.3%
Wal-Mart Stores, Inc. 5.625%, 04/01/40	1,000	1,091,201

Software — 0.3%
Fiserv, Inc. 6.800%, 11/20/17	1,000	1,099,155

Telecommunications — 0.3%
Cellco Partnership 8.500%, 11/15/18	1,000	1,300,139

TOTAL CORPORATE BONDS (Cost $48,980,161)		53,111,153

MUNICIPAL NOTES — 0.6%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,998,974)	2,000	2,065,762

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 15.8%
Collateralized Mortgage Obligations — 1.1%
Countrywide Home Loan Mortgage Pass Through Trust 6.000%, 09/25/37	$3,600	$3,069,817
Freddie Mac REMICs 6.000%, 02/15/32	961	973,482

		4,043,299

Fannie Mae Pool — 4.1%
4.000%, 06/01/20	1,819	1,923,234
4.500%, 03/01/23	62	65,400
4.500%, 03/01/23	317	335,417
4.500%, 04/01/23	157	165,638
4.500%, 04/01/23	51	54,292
4.500%, 04/01/23	30	31,411
4.500%, 05/01/23	143	151,201
4.500%, 05/01/23	17	17,723
4.500%, 06/01/23	493	520,436
4.500%, 06/01/23	576	608,658
4.500%, 07/01/23	462	487,950
4.500%, 07/01/23	60	63,702
4.500%, 07/01/23	567	599,227
4.500%, 07/01/23	109	115,486
5.000%, 07/01/23	3,776	4,034,219
4.500%, 08/01/23	187	197,461
4.500%, 08/01/23	628	663,548
4.500%, 08/01/23	393	414,816
2.625%, 04/01/34•	964	997,145
5.966%, 07/01/36•	1,519	1,612,481
5.843%, 08/01/36•	1,557	1,650,886
6.095%, 05/01/37•	538	575,369

		15,285,700

Ginnie Mae Pool — 10.6%
6.000%, 10/15/38	3,103	3,387,741
6.000%, 10/15/38	2,404	2,624,357
4.000%, 04/15/39	10,859	11,059,006
4.000%, 06/15/39	6,867	6,993,536
4.500%, 02/15/40	14,843	15,495,123
9.000%, 10/15/30	9	10,065
9.000%, 11/15/30	15	18,067

		39,587,895

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $56,641,000)		58,916,894

U.S. TREASURY OBLIGATIONS — 43.5%
U.S. Treasury Bond
8.875%, 08/15/17	3,100	4,415,562
8.750%, 08/15/20	5,300	7,945,861
6.250%, 08/15/23	14,800	19,184,500
5.500%, 08/15/28	2,800	3,461,500
4.500%, 05/15/38	2,320	2,558,888
4.375%, 11/15/39	500	539,765
4.625%, 02/15/40	5,000	5,620,310

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
U.S. Treasury Note
1.125%, 12/15/12	$43,600	$43,957,651
1.750%, 01/31/14	6,000	6,096,564
1.875%, 02/28/14	7,000	7,133,434
4.250%, 11/15/14	5,000	5,568,360
4.000%, 02/15/15	10,900	12,030,025
2.750%, 02/15/19	21,800	21,718,250
3.125%, 05/15/19	14,140	14,434,946
3.375%, 11/15/19	1,000	1,035,703
3.625%, 02/15/20	930	982,603
U.S. Treasury Strip Principal 0.000%, 11/15/24+	10,000	5,763,540

TOTAL U.S. TREASURY OBLIGATIONS (Cost $155,284,842)		162,447,462

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 15.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	60	60
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	8,598,608	8,598,608
BlackRock Liquidity Funds TempFund - Institutional Shares	1,935	1,935
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	18,597,555	18,597,555
Federated Prime Obligations Fund - Class I	13,273,832	13,273,832
Fidelity Institutional Prime Money Market Portfolio	18,524,436	18,524,436
Fidelity Institutional Prime Money Market Portfolio - Class I	244	244

TOTAL SHORT-TERM INVESTMENTS (Cost $58,996,669)		58,996,670

TOTAL INVESTMENTS — 100.0% (Cost $361,108,107)		$373,374,361

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2010 is $1,740,261.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATIONS	$12,434,445	$—	$12,434,445	$—
ASSET BACKED SECURITIES	6,542,292	—	6,542,292	—
COMMERCIAL MORTGAGE BACKED SECURITIES	18,859,684	—	18,859,684	—
CORPORATE BONDS	53,111,153	—	53,111,153	—
MUNI NOTES	2,065,762	—	2,065,762	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	58,916,894	—	58,916,894	—
U.S. TREASURY OBLIGATIONS	162,447,462	—	162,447,462	—
SHORT-TERM INVESTMENTS	58,996,669	58,996,669	—	—

TOTAL INVESTMENTS	$373,374,361	$58,996,669	$314,377,692	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 1.3%
Apparel — 0.0%
Anvil Holdings, Inc.*^	831	$2,493

Auto Parts & Equipment — 0.2%
Dana Holding Corp.*	12,525	125,250
Lear Corp.*	2,075	137,365

		262,615

Banks — 0.1%
CIT Group, Inc.*	4,475	151,523

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	19,125

Food — 0.1%
B&G Foods, Inc. Class A	10,650	114,807
Great Atlantic & Pacific Tea Co.*	198	772

		115,579

Packaging and Containers — 0.4%
Rock-Tenn Co., Class A	2,275	112,999
Smurfit-Stone Container Corp.*	11,470	283,885

		396,884

Telecommunications — 0.5%
Loral Space & Communications, Inc.*	6,176	263,839
MetroPCS Communications, Inc.*	15,075	123,464
Sprint Nextel Corp.*	38,500	163,240

		550,543

TOTAL COMMON STOCKS (Cost $2,011,989)		1,498,762

PREFERRED STOCKS — 1.8%
Auto Manufacturers — 0.1%
Motors Liquidation Co. CONV*	14,800	100,640

Banks — 0.7%
Ally Financial, Inc. CONV 144A @	1,075	835,577

Diversified Financial Services — 0.2%
SLM Corp. CONV	300	164,400

Home Furnishings — 0.0%
Sealy Corp. CONV PIK*	400	31,400

Media — 0.1%
Spanish Broadcasting System, Inc. PIK^	182	126,812

Telecommunications — 0.7%
Crown Castle International Corp. CONV	1,600	90,000
Lucent Technologies Capital Trust I CONV	975	706,388

		796,388

TOTAL PREFERRED STOCKS (Cost $2,156,053)		2,055,217

	Par (000)	Value†
CORPORATE BONDS — 92.1%
Advertising — 0.3%
Affinity Group Holding, Inc.¤ 10.875%, 02/15/12	$22	$8,654
Lamar Media Corp. 9.750%, 04/01/14	100	109,000
7.875%, 04/15/18 144A @	100	99,750
The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	137,813

		355,217

Aerospace & Defense — 1.2%
BE Aerospace, Inc. 8.500%, 07/01/18	150	157,500
GenCorp, Inc. 9.500%, 08/15/13	225	227,531
Kratos Defense & Security Solutions, Inc. 144A @ 10.000%, 06/01/17	125	126,875
L-3 Communications Corp. 6.375%, 10/15/15	350	350,000
Sequa Corp. 144A @ 11.750%, 12/01/15	275	266,063
Spirit Aerosystems, Inc. 7.500%, 10/01/17	75	73,500
TransDigm, Inc. 7.750%, 07/15/14	200	200,500

		1,401,969

Agriculture — 0.2%
Alliance One International, Inc. 144A @ 10.000%, 07/15/16	175	178,062
10.000%, 07/15/16	25	25,438

		203,500

Airlines — 1.0%
American Airlines Pass Through Trust 2001-02 7.858%, 10/01/11	225	228,937
Continental Airlines 2009-1 Class B Pass Through Trust^ 9.250%, 05/10/17	50	52,125
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	50	53,250
Delta Air Lines, Inc. 144A @ 9.500%, 09/15/14	200	210,000
12.250%, 03/15/15	350	373,625
United Air Lines, Inc. 144A @ 9.875%, 08/01/13	125	128,125
12.000%, 11/01/13	75	78,000

		1,124,062

Apparel — 0.4%
Hanesbrands, Inc. 4.121%, 12/15/14•	50	47,313
8.000%, 12/15/16	100	101,375

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Apparel — (continued)
Levi Strauss & Co. 8.875%, 04/01/16	$50	$51,750
7.625%, 05/15/20 144A @	225	220,500

		420,938

Auto Manufacturers — 0.1%
Motors Liquidation Co.¤ 8.250%, 07/15/23	350	105,875
6.750%, 05/01/28	175	48,125

		154,000

Auto Parts & Equipment — 2.1%
Affinia Group, Inc. 9.000%, 11/30/14	50	50,250
10.750%, 08/15/16 144A @	50	54,500
Allison Transmission, Inc. PIK 144A @ 11.250%, 11/01/15	477	502,042
American Axle & Manufacturing Holdings, Inc. 144A @ 9.250%, 01/15/17	25	25,750
American Axle & Manufacturing, Inc. 7.875%, 03/01/17	525	455,437
ArvinMeritor, Inc. 8.125%, 09/15/15	100	96,000
Commercial Vehicle Group, Inc. PIK 144A @^ 13.000%, 02/15/13	195	196,499
Cooper-Standard Automotive, Inc. 144A @ 8.500%, 05/01/18	125	125,938
Tenneco, Inc. 8.625%, 11/15/14	75	75,656
8.125%, 11/15/15	150	150,750
The Goodyear Tire & Rubber Co. 10.500%, 05/15/16	500	543,750
United Components, Inc. 9.375%, 06/15/13	100	100,500

		2,377,072

Banks — 3.6%
Ally Financial, Inc. 8.000%, 11/01/31	600	553,500
Ally Financial, Inc. 144A @ 8.300%, 02/12/15	500	506,250
BAC Capital Trust VI 5.625%, 03/08/35	555	467,591
CIT Group, Inc. 7.000%, 05/01/17	2,525	2,272,500
FBOP Corp. 144A @^¤~ 10.000%, 01/15/11	150	0
Provident Funding Associates 144A @ 10.250%, 04/15/17	200	202,000
Royal Bank of Scotland Group Plc 7.648%, 08/29/49•	175	131,250

		4,133,091

	Par (000)	Value†

Beverages — 0.1%
Constellation Brands, Inc. 8.375%, 12/15/14	$25	$26,625
Cott Beverages, Inc. 144A @ 8.375%, 11/15/17	75	75,750

		102,375

Biotechnology — 0.3%
Talecris Biotherapeutics Holdings Corp. 144A @ 7.750%, 11/15/16	275	292,875

Building Materials — 1.5%
Boise Cascade LLC 7.125%, 10/15/14	295	277,669
Cemex Finance LLC 144A @ 9.500%, 12/14/16	360	347,400
Gibraltar Industries, Inc. 8.000%, 12/01/15	375	361,875
Goodman Global, Inc. 13.500%, 02/15/16	175	192,500
Grohe Holding GmbH 3.519%, 01/15/14•	150	159,582
8.625%, 10/01/14 144A @	50	57,016
Ply Gem Industries, Inc. 11.750%, 06/15/13	250	261,250

		1,657,292

Chemicals — 2.7%
Ashland, Inc. 9.125%, 06/01/17	350	383,250
CF Industries, Inc. 6.875%, 05/01/18	275	279,813
Hexion US Finance Corp. 8.875%, 02/01/18	475	428,687
Huntsman International LLC 144A @ 6.875%, 11/15/13	325	377,556
5.500%, 06/30/16	125	109,375
Kerling Plc 144A @ 10.625%, 01/28/17	200	247,630
LBI Escrow Corp. 144A @ 8.000%, 11/01/17	400	412,000
Momentive Performance Materials, Inc. 9.750%, 12/01/14	325	307,125
11.500%, 12/01/16	250	220,625
PolyOne Corp. 8.875%, 05/01/12	125	130,000
Solutia, Inc. 8.750%, 11/01/17	175	182,000

		3,078,061

Coal — 1.2%
Arch Coal, Inc. 144A @ 8.750%, 08/01/16	150	156,375
Consol Energy, Inc. 144A @ 8.000%, 04/01/17	325	335,562
8.250%, 04/01/20	150	156,375

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Coal — (continued)
International Coal Group, Inc. 9.125%, 04/01/18	$50	$50,000
New World Resources NV 144A @ 7.875%, 05/01/18	200	234,788
Peabody Energy Corp. 7.375%, 11/01/16	300	312,375
Penn Virginia Resource Partners LP 8.250%, 04/15/18	150	147,375

		1,392,850

Commercial Services — 4.9%
ARAMARK Corp. 5.000%, 06/01/12	200	195,250
3.844%, 02/01/15•	275	253,000
Avis Budget Car Rental LLC
7.625%, 05/15/14	400	385,000
9.625%, 03/15/18 144A @	50	50,500
Bankrate, Inc. 144A @ 11.750%, 07/15/15	125	123,906
Deluxe Corp. 7.375%, 06/01/15	500	496,250
Education Management LLC 8.750%, 06/01/14	125	124,688
10.250%, 06/01/16	23	23,920
Europcar Groupe SA 144A @
4.183%, 05/15/13•	100	105,165
8.125%, 05/15/14	150	162,334
FTI Consulting, Inc. 7.750%, 10/01/16	225	227,250
Garda World Security Corp. 144A @ 9.750%, 03/15/17	150	152,250
Hertz Holdings Netherlands BV 144A @ 8.500%, 07/31/15	200	244,245
iPayment, Inc. 9.750%, 05/15/14	250	227,500
KAR Auction Services, Inc.
8.750%, 05/01/14	125	125,625
10.000%, 05/01/15	475	484,500
Mac-Gray Corp. 7.625%, 08/15/15	300	288,750
RSC Equipment Rental, Inc. 144A @ 10.000%, 07/15/17	175	187,688
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	225	193,500
The Hertz Corp.
8.875%, 01/01/14	150	151,875
10.500%, 01/01/16	200	207,500
The ServiceMaster Co. PIK 144A @ 10.750%, 07/15/15	350	362,250
Ticketmaster Entertainment LLC 10.750%, 08/01/16	250	269,375
United Rentals North America, Inc. 10.875%, 06/15/16	475	509,437

		5,551,758

	Par (000)	Value†

Computers — 0.5%
Brocade Communications Systems, Inc. 144A @ 6.875%, 01/15/20	$75	$74,437
SunGard Data Systems, Inc.
9.125%, 08/15/13	400	406,500
10.625%, 05/15/15	75	80,156
10.250%, 08/15/15	25	25,813

		586,906

Distribution & Wholesale — 0.4%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	445,188

Diversified Financial Services — 6.5%
American General Finance Corp. 6.900%, 12/15/17	350	278,688
CEDC Finance Corp. International, Inc. 144A @ 9.125%, 12/01/16	100	96,500
Citigroup Capital XXI 8.300%, 12/21/49•	400	389,575
E*TRADE Financial Corp.
7.375%, 09/15/13	325	292,500
7.875%, 12/01/15	175	156,625
12.500%, 11/30/17 PIK	673	715,062
EC Finance Plc 9.750%, 08/01/17	125	149,530
Ford Motor Credit Co. LLC 12.000%, 05/15/15	275	318,340
Fresenius US Finance II, Inc. 144A @ 9.000%, 07/15/15	75	81,281
Icahn Enterprises LP 144A @ 7.750%, 01/15/16	325	316,063
International Lease Finance Corp.
6.625%, 11/15/13	100	92,750
5.650%, 06/01/14	125	110,938
8.625%, 09/15/15 144A @	625	592,187
Janus Capital Group, Inc. 6.950%, 06/15/17	225	225,870
Nuveen Investments, Inc.
5.500%, 09/15/15	750	540,000
10.500%, 11/15/15	300	261,000
Penson Worldwide, Inc. 144A @ 12.500%, 05/15/17	150	148,500
Pinnacle Foods Finance LLC
9.250%, 04/01/15 144A @	125	127,500
10.625%, 04/01/17	75	78,188
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	237,094
Residential Capital LLC 9.625%, 05/15/15	575	566,375
SLM Corp.
5.375%, 05/15/14	250	228,590
8.450%, 06/15/18	525	484,476
UCI Holdco, Inc. PIK 8.537%, 12/15/13	386	374,290

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
Universal City Development Partners Ltd. 144A @
8.875%, 11/15/15	$200	$201,000
10.875%, 11/15/16	75	76,500
Ziggo Bond Co. BV 144A @ 8.000%, 05/15/18	250	295,013

		7,434,435

Electric — 1.8%
Dynegy Holdings, Inc.
7.500%, 06/01/15	250	197,812
7.750%, 06/01/19	275	190,094
North American Energy Alliance LLC 144A @ 10.875%, 06/01/16	100	103,000
NRG Energy, Inc.
7.250%, 02/01/14	100	101,375
7.375%, 02/01/16	250	248,750
7.375%, 01/15/17	300	297,000
PNM Resources, Inc. 9.250%, 05/15/15	250	265,937
RRI Energy, Inc.
7.625%, 06/15/14	50	49,250
7.875%, 06/15/17	75	70,875
The AES Corp.
7.750%, 03/01/14	25	25,438
9.750%, 04/15/16^	350	376,250
United Maritime Group LLC 144A @ 11.750%, 06/15/15	150	141,750

		2,067,531

Electrical Components & Equipment — 0.4%
Anixter, Inc. 10.000%, 03/15/14	125	135,781
Coleman Cable, Inc. 144A @ 9.000%, 02/15/18	200	191,000
General Cable Corp. CONV STEP 4.500%, 11/15/29•	175	164,063

		490,844

Engineering & Construction — 0.8%
Dycom Industries, Inc. 8.125%, 10/15/15	175	172,375
Esco Corp. 144A @
4.412%, 12/15/13•	100	91,500
8.625%, 12/15/13	475	471,437
Obrascon Huarte Lain SA 7.375%, 04/28/15	150	171,065

		906,377

Entertainment — 2.0%
AMC Entertainment, Inc. 8.750%, 06/01/19	200	201,000
Cinemark USA, Inc. 8.625%, 06/15/19	125	125,625

	Par (000)	Value†

Entertainment — (continued)
Lions Gate Entertainment, Inc. 144A @ 10.250%, 11/01/16	$200	$199,000
MU Finance Plc 144A @ 8.375%, 02/01/17	450	431,438
Pinnacle Entertainment, Inc. 144A @
8.625%, 08/01/17	150	154,500
8.750%, 05/15/20	125	115,781
Pokagon Gaming Authority 144A @ 10.375%, 06/15/14	350	362,250
Regal Cinemas Corp. 8.625%, 07/15/19	275	276,375
Shingle Springs Tribal Gaming Authority 144A @ 9.375%, 06/15/15	250	198,125
Speedway Motorsports, Inc. 8.750%, 06/01/16	150	157,500

		2,221,594

Environmental Control — 0.2%
Casella Waste Systems, Inc. 9.750%, 02/01/13	200	200,000

Food — 2.0%
Bumble Bee Foods LLC 144A @ 7.750%, 12/15/15	150	150,938
Campofrio Food Group SA 144A @ 8.250%, 10/31/16	75	88,504
Dole Food Co. 13.875%, 03/15/14	81	94,973
Great Atlantic & Pacific Tea Co.
6.750%, 12/15/12 CONV	300	238,875
11.375%, 08/01/15 144A @	225	187,312
Ingles Markets, Inc. 8.875%, 05/15/17	150	152,625
JBS USA LLC 11.625%, 05/01/14	150	168,187
Land O’Lakes Capital Trust I 144A @ 7.450%, 03/15/28	275	236,500
Michael Foods, Inc. 144A @ 9.750%, 07/15/18	350	359,625
Tyson Foods, Inc. 10.500%, 03/01/14	250	291,250
US Foodservice 144A @ 10.250%, 06/30/15	250	248,750

		2,217,539

Forest Products & Paper — 1.7%
Boise Paper Holdings LLC 144A @
9.000%, 11/01/17	100	103,000
8.000%, 04/01/20	125	124,687
Cascades, Inc.
7.750%, 12/15/17	125	124,375
7.875%, 01/15/20	100	99,500
Cellu Tissue Holdings, Inc. 11.500%, 06/01/14	125	135,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — (continued)
Clearwater Paper Corp. 10.625%, 06/15/16	$100	$110,125
Domtar Corp.
7.125%, 08/15/15	200	210,000
9.500%, 08/01/16	25	27,875
Georgia-Pacific LLC
7.000%, 01/15/15 144A @	150	151,500
7.700%, 06/15/15	200	208,500
8.250%, 05/01/16 144A @	75	79,969
Neenah Paper, Inc. 7.375%, 11/15/14	200	199,000
Sappi Papier Holding AG 144A @ 6.750%, 06/15/12	100	97,750
Smurfit Kappa Acquisitions 144A @
7.250%, 11/15/17	75	90,797
7.750%, 11/15/19	100	122,285
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	98,750

		1,983,113

Healthcare Products — 1.1%
Accellent, Inc.
10.500%, 12/01/13	125	123,125
8.375%, 02/01/17 144A @	150	147,000
Bausch & Lomb, Inc. 9.875%, 11/01/15	225	231,187
Biomet, Inc. 11.625%, 10/15/17	500	541,250
Universal Hospital Services, Inc.
4.134%, 06/01/15•	125	105,000
8.500%, 06/01/15 PIK	50	49,250

		1,196,812

Healthcare Services — 4.1%
Capella Healthcare, Inc. 144A @ 9.250%, 07/01/17	200	202,000
Centene Corp. 7.250%, 04/01/14	200	200,000
Community Health Systems, Inc. 8.875%, 07/15/15	375	386,719
DaVita, Inc.
6.625%, 03/15/13	117	117,146
7.250%, 03/15/15	150	150,000
HCA, Inc.
9.250%, 11/15/16	425	450,500
9.625%, 11/15/16 PIK	409	437,713
9.875%, 02/15/17	175	188,125
8.500%, 04/15/19	375	397,500
HealthSouth Corp. 10.750%, 06/15/16	200	216,000
IASIS Healthcare LLC 8.750%, 06/15/14	125	124,375
OnCure Medical Corp. 144A @ 11.750%, 05/15/17	150	140,625

	Par (000)	Value†

Healthcare Services — (continued)
Radiation Therapy Services, Inc. 144A @ 9.875%, 04/15/17	$225	$216,000
Symbion, Inc. PIK 11.000%, 08/23/15	232	202,095
Tenet Healthcare Corp.
6.500%, 06/01/12	75	74,063
9.875%, 07/01/14	375	388,125
U.S. Oncology Holdings, Inc. PIK 6.643%, 03/15/12	231	214,830
U.S. Oncology, Inc.
10.750%, 08/15/14	50	51,250
9.125%, 08/15/17	75	77,063
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	149,625
Vanguard Health Holding Co. II LLC 144A @ 8.000%, 02/01/18	275	265,375

		4,649,129

Holding Companies — 1.4%
AMH Holdings, Inc. STEP 11.250%, 03/01/14	300	306,000
Beverage Packaging Holdings Luxembourg II SA 144A @ 9.500%, 06/15/17	225	269,639
iPayment Investors LP PIK 144A @^ 12.750%, 07/15/14	270	237,676
Reynolds Group Issuer, Inc. 144A @
7.750%, 10/15/16	150	146,625
8.000%, 12/15/16	100	111,891
8.500%, 05/15/18	300	294,375
Susser Holdings LLC 144A @ 8.500%, 05/15/16	175	175,000

		1,541,206

Home Builders — 0.6%
Beazer Homes USA, Inc. 9.125%, 06/15/18	350	323,750
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16	150	150,000
Standard Pacific Corp.
10.750%, 09/15/16	175	187,250
8.375%, 05/15/18	50	47,500

		708,500

Home Furnishings — 0.2%
Sealy Mattress Co.
8.250%, 06/15/14	75	75,188
10.875%, 04/15/16 144A @	100	110,500

		185,688

Household Products & Wares — 0.5%
ACCO Brands Corp. 10.625%, 03/15/15	75	81,375
Central Garden & Pet Co. 8.250%, 03/01/18	150	148,688

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Household Products & Wares — (continued)
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	$100	$100,875
Yankee Acquisition Corp. 8.500%, 02/15/15	200	202,250

		533,188

Insurance — 1.5%
American International Group, Inc.
8.250%, 08/15/18	525	531,562
8.175%, 05/15/49•	500	395,000
HUB International Holdings, Inc. 144A @
9.000%, 12/15/14	250	236,875
10.250%, 06/15/15	475	435,812
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	114,688

		1,713,937

Internet — 0.6%
Equinix, Inc. 8.125%, 03/01/18	175	178,937
NetFlix, Inc. 8.500%, 11/15/17	150	156,000
Open Solutions, Inc. 144A @ 9.750%, 02/01/15	350	262,500
Terremark Worldwide, Inc. 12.000%, 06/15/17	125	140,625

		738,062

Iron & Steel — 2.1%
AK Steel Corp. 7.625%, 05/15/20	200	194,000
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	148,750
Edgen Murray Corp. 144A @ 12.250%, 01/15/15	350	295,750
Ryerson Holding Corp. 144A @ 16.320%, 02/01/15+	600	264,750
Ryerson, Inc. 12.000%, 11/01/15	250	255,625
Steel Capital SA 144A @ 9.750%, 07/29/13	300	320,625
Steel Dynamics, Inc.
7.375%, 11/01/12	200	207,000
6.750%, 04/01/15	150	150,563
Tube City IMS Corp. 9.750%, 02/01/15	575	556,312

		2,393,375

Leisure Time — 0.3%
Cirsa Funding Luxembourg SA 144A @ 8.750%, 05/15/18	200	223,782
Easton-Bell Sports, Inc. 144A @ 9.750%, 12/01/16	50	51,750
Travelport LLC 11.875%, 09/01/16	75	75,750

		351,282

	Par (000)	Value†

Lodging — 2.8%
Ameristar Casinos, Inc. 9.250%, 06/01/14	$300	$314,250
Gaylord Entertainment Co. 6.750%, 11/15/14	175	168,438
Harrah’s Operating Co., Inc.
11.250%, 06/01/17	687	723,067
10.000%, 12/15/18	350	287,000
MGM Resorts International
13.000%, 11/15/13	150	172,875
10.375%, 05/15/14	125	135,938
4.250%, 04/15/15 CONV 144A @	100	79,125
11.125%, 11/15/17	300	330,750
11.375%, 03/01/18 144A @	350	329,000
9.000%, 03/15/20 144A @	175	179,812
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	225	241,875
Wynn Las Vegas LLC 144A @ 7.875%, 11/01/17	200	202,500

		3,164,630

Machinery — Construction & Mining — 0.2%
Terex Corp.
10.875%, 06/01/16	25	26,938
8.000%, 11/15/17	175	161,875

		188,813

Machinery — Diversified — 0.8%
Case New Holland, Inc. 144A @ 7.875%, 12/01/17	425	428,187
Columbus McKinnon Corp. 8.875%, 11/01/13	300	302,250
CPM Holdings, Inc. 144A @ 10.625%, 09/01/14	100	105,625
The Manitowoc Co., Inc.
7.125%, 11/01/13	75	72,375
9.500%, 02/15/18	50	50,000

		958,437

Media — 7.5%
Cablevision Systems Corp.
7.750%, 04/15/18	150	150,000
8.000%, 04/15/20	75	75,938
CCH II LLC 13.500%, 11/30/16	100	116,500
CCO Holdings LLC 144A @
7.875%, 04/30/18	250	251,250
8.125%, 04/30/20	125	127,813
Cengage Learning Acquisitions, Inc. STEP 144A @ 13.250%, 07/15/15	250	232,500
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	325	323,781
Charter Communications Operating LLC 144A @ 10.875%, 09/15/14	125	138,750

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Clear Channel Communications, Inc. 10.750%, 08/01/16	$400	$281,000
Clear Channel Worldwide Holdings, Inc. 144A @ 9.250%, 12/15/17	200	201,000
CSC Holdings LLC
8.500%, 04/15/14	425	443,062
8.500%, 06/15/15	125	129,688
CW Media Holdings, Inc. PIK 144A @ 13.500%, 08/15/15	54	60,518
DirecTV Holdings LLC
6.375%, 06/15/15	100	103,500
7.625%, 05/15/16	325	353,031
DISH DBS Corp.
6.375%, 10/01/11	175	180,687
6.625%, 10/01/14	275	275,000
7.750%, 05/31/15	25	25,750
ION Media Networks, Inc. CONV¤ 11.000%, 07/31/13	1	0
Kabel Deutschland GmbH 10.625%, 07/01/14	200	207,250
Mediacom Broadband LLC 8.500%, 10/15/15	100	95,500
Nexstar Broadcasting, Inc.
0.500%, 01/15/14 PIK 144A @	131	116,893
7.000%, 01/15/14^	43	38,270
8.875%, 04/15/17 144A @	125	125,625
Nexstar Finance Holdings LLC STEP 11.375%, 04/01/13	96	93,241
Nielsen Finance LLC
11.625%, 02/01/14	375	409,687
10.000%, 08/01/14	125	127,813
11.500%, 05/01/16	25	27,313
Sinclair Broadcast Group, Inc. 8.000%, 03/15/12	186	181,582
Sinclair Television Group, Inc. 144A @ 9.250%, 11/01/17	150	151,500
Sirius XM Radio, Inc. 144A @
8.750%, 04/01/15	650	640,250
9.750%, 09/01/15	50	53,125
The McClatchy Co. 144A @ 11.500%, 02/15/17	225	228,375
Time Warner, Inc. 5.500%, 11/15/11	125	131,746
Umbrella Acquisition, Inc. PIK 144A @ 9.750%, 03/15/15	850	707,982
Unitymedia GmbH 144A @ 9.625%, 12/01/19	25	30,724
Unitymedia Hessen GmbH & Co. KG 144A @ 8.125%, 12/01/17	275	269,500
Univision Communications, Inc. 144A @ 12.000%, 07/01/14	250	268,125
Videotron Ltee
6.875%, 01/15/14	300	301,500
6.375%, 12/15/15	75	74,250

	Par (000)	Value†

Media — (continued)
9.125%, 04/15/18	$75	$81,375
XM Satellite Radio, Inc. 144A @
11.250%, 06/15/13	100	106,750
13.000%, 08/01/13	500	546,250
7.000%, 12/01/14 CONV	90	85,275

		8,569,669

Metal Fabricate/Hardware — 0.4%
Metals USA, Inc. 11.125%, 12/01/15	250	262,500
Severstal Columbus LLC 144A @ 10.250%, 02/15/18	225	232,313

		494,813

Mining — 1.5%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	250	275,000
Novelis, Inc.
7.250%, 02/15/15	225	217,125
11.500%, 02/15/15	250	261,250
Teck Resources Ltd.
9.750%, 05/15/14	250	295,454
10.250%, 05/15/16	50	59,000
10.750%, 05/15/19	225	275,692
Vedanta Resources Plc 144A @ 9.500%, 07/18/18	250	265,625

		1,649,146

Miscellaneous Manufacturing — 1.6%
AGY Holding Corp. 11.000%, 11/15/14	125	106,250
American Railcar Industries, Inc. 7.500%, 03/01/14	175	169,750
Amsted Industries, Inc. 144A @ 8.125%, 03/15/18	125	124,687
Bombardier, Inc. 144A @
6.300%, 05/01/14	200	204,000
8.000%, 11/15/14	50	51,875
7.450%, 05/01/34	150	139,500
Colt Defense LLC 144A @ 8.750%, 11/15/17	125	99,063
Koppers, Inc. 7.875%, 12/01/19	75	75,750
RBS Global, Inc. 144A @ 8.500%, 05/01/18	525	509,250
Reddy Ice Corp. 144A @ 11.250%, 03/15/15	225	231,750
Reddy Ice Holdings, Inc. STEP 10.500%, 11/01/12	75	76,125

		1,788,000

Oil & Gas — 5.8%
Antero Resources Finance Corp. 144A @ 9.375%, 12/01/17	375	375,000
Berry Petroleum Co.
10.250%, 06/01/14	125	134,375

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
8.250%, 11/01/16	$250	$241,875
Bill Barrett Corp. 9.875%, 07/15/16	150	159,000
Chesapeake Energy Corp.
9.500%, 02/15/15	450	497,250
6.375%, 06/15/15	50	51,625
Concho Resources, Inc. 8.625%, 10/01/17	225	231,750
Connacher Oil & Gas Ltd. 144A @ 10.250%, 12/15/15	450	444,375
Denbury Resources, Inc.
9.750%, 03/01/16	175	189,000
8.250%, 02/15/20	274	286,330
Encore Acquisition Co. 9.500%, 05/01/16	75	79,500
Forest Oil Corp. 8.500%, 02/15/14	100	104,250
Hercules Offshore, Inc. 144A @ 10.500%, 10/15/17	150	133,125
Hilcorp Energy I LP 144A @
7.750%, 11/01/15	275	270,875
8.000%, 02/15/20	225	222,187
Linn Energy LLC 144A @ 8.625%, 04/15/20	550	563,062
OPTI Canada, Inc.
7.875%, 12/15/14	25	21,750
8.250%, 12/15/14	350	304,500
Parker Drilling Co. 144A @ 9.125%, 04/01/18	75	71,250
Penn Virginia Corp.
4.500%, 11/15/12 CONV	109	101,643
10.375%, 06/15/16	100	106,500
PetroHawk Energy Corp.
9.125%, 07/15/13	275	286,687
10.500%, 08/01/14	150	161,250
7.875%, 06/01/15	75	75,188
Plains Exploration & Production Co. 10.000%, 03/01/16	200	214,000
Quicksilver Resources, Inc. 11.750%, 01/01/16	175	192,938
RDS Ultra-Deepwater Ltd. 144A @ 11.875%, 03/15/17	125	117,813
SandRidge Energy, Inc.
8.625%, 04/01/15 PIK	250	242,812
8.000%, 06/01/18 144A @	125	118,438
Swift Energy Co. 8.875%, 01/15/20	225	221,625
Transocean, Inc.
5.250%, 03/15/13	115	108,179
1.500%, 12/15/37 CONV	234	207,675

		6,535,827

Oil & Gas Services — 0.7%
Aquilex Holdings LLC 144A @ 11.125%, 12/15/16	150	150,000

	Par (000)	Value†

Oil & Gas Services — (continued)
Cie Generale de Geophysique-Veritas
7.500%, 05/15/15	$100	$95,250
9.500%, 05/15/16	50	50,750
Complete Production Services, Inc. 8.000%, 12/15/16	275	268,812
Global Geophysical Services, Inc. 144A @ 10.500%, 05/01/17	225	216,000

		780,812

Packaging and Containers — 2.0%
Ardagh Glass Finance Plc 144A @
7.125%, 06/15/17	150	167,378
8.750%, 02/01/20	100	121,062
Ardagh Glass Group Plc PIK^ 10.750%, 03/01/15	125	149,799
Ball Corp. 7.375%, 09/01/19	100	104,000
Berry Plastics Corp. 8.250%, 11/15/15	275	272,938
8.875%, 09/15/14	100	96,250
BWAY Holding Co. 144A @ 10.000%, 06/15/18	150	156,375
Clondalkin Acquisition BV 144A @ 2.537%, 12/15/13•	50	43,250
Crown Americas LLC
7.625%, 11/15/13	70	71,925
7.625%, 05/15/17 144A @	100	103,500
Graphic Packaging International, Inc.
9.500%, 08/15/13	50	50,875
9.500%, 06/15/17	175	182,875
Plastipak Holdings, Inc. 144A @
8.500%, 12/15/15	225	225,675
10.625%, 08/15/19	75	83,250
10.625%, 08/15/19	125	138,750
Sealed Air Corp. 144A @ 7.875%, 06/15/17	100	104,528
Solo Cup Co. 10.500%, 11/01/13	225	232,594

		2,305,024

Pharmaceuticals — 0.5%
BioScrip, Inc. 144A @ 10.250%, 10/01/15	50	49,500
Mylan, Inc. 144A @ 7.625%, 07/15/17	125	127,500
Novasep Holding SAS 144A @ 9.750%, 12/15/16	175	171,938
Valeant Pharmaceuticals International 8.375%, 06/15/16	200	226,000

		574,938

Pipelines — 0.7%
Crosstex Energy LP 8.875%, 02/15/18	225	224,719
El Paso Corp.
12.000%, 12/12/13	400	461,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
8.250%, 02/15/16	$100	$104,750

		790,469

Real Estate — 0.5%
CB Richard Ellis Services, Inc. 11.625%, 06/15/17	100	112,000
GGP LP CONV 144A @¤ 3.980%, 04/15/27	195	199,875
Realogy Corp. 10.500%, 04/15/14	275	233,063

		544,938

Real Estate Investment Trusts — 0.6%
Host Hotels & Resorts LP 6.750%, 06/01/16	225	222,469
Reckson Operating Partnership LP 6.000%, 03/31/16	75	72,681
SL Green Realty Corp. CONV 144A @ 3.000%, 03/30/27	175	169,750
Ventas Realty LP
6.500%, 06/01/16	200	203,653
6.500%, 06/01/16	25	25,457

		694,010

Retail — 4.5%
AmeriGas Partners LP
7.250%, 05/20/15	150	150,000
7.125%, 05/20/16	325	323,375
Burlington Coat Factory Warehouse Corp. 11.125%, 04/15/14	125	129,375
Couche-Tard U.S. LP 7.500%, 12/15/13	200	201,000
Dollar General Corp.
10.625%, 07/15/15	42	45,938
11.875%, 07/15/17 PIK	206	234,067
Ferrellgas LP 6.750%, 05/01/14	200	196,000
GameStop Corp. 8.000%, 10/01/12	225	231,187
HSN, Inc. 11.250%, 08/01/16	50	56,000
Inergy LP 8.750%, 03/01/15	125	127,188
Ltd. Brands, Inc. 8.500%, 06/15/19	125	134,688
Michaels Stores, Inc.
11.375%, 11/01/16	200	208,000
14.206%, 11/01/16 STEP•+	325	289,250
O’Charley’s, Inc. 9.000%, 11/01/13	200	200,000
OSI Restaurant Partners, Inc. 10.000%, 06/15/15	375	366,562
QVC, Inc. 144A @ 7.500%, 10/01/19	225	221,063
Rite Aid Corp.
8.625%, 03/01/15	225	183,375

	Par (000)	Value†

Retail — (continued)
9.750%, 06/12/16	$50	$52,250
10.375%, 07/15/16	25	25,219
10.250%, 10/15/19	225	224,156
Sally Holdings LLC
9.250%, 11/15/14	225	233,437
10.500%, 11/15/16	25	26,750
The Neiman-Marcus Group, Inc. 10.375%, 10/15/15	475	483,312
The Pantry, Inc. 7.750%, 02/15/14	250	241,250
Toys R Us Property Co. LLC 144A @ 8.500%, 12/01/17	175	179,375
Wendy’s/Arby’s Group LLC 10.000%, 07/15/16	350	364,000

		5,126,817

Semiconductors — 0.5%
Advanced Micro Devices, Inc.
6.000%, 05/01/15 CONV	233	221,350
8.125%, 12/15/17 144A @	275	273,625
Freescale Semiconductor, Inc. 144A @ 10.125%, 03/15/18	100	102,000

		596,975

Software — 0.6%
Aspect Software, Inc. 144A @ 10.625%, 05/15/17	100	100,000
First Data Corp.
9.875%, 09/24/15	225	171,000
9.875%, 09/24/15	125	93,750
10.550%, 09/24/15 PIK	201	147,220
JDA Software Group, Inc. 144A @ 8.000%, 12/15/14	125	125,625

		637,595

Storage & Warehousing — 0.4%
Mobile Mini, Inc. 9.750%, 08/01/14	500	511,250

Telecommunications — 11.9%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	50	42,125
Angel Lux Common SA 144A @ 8.875%, 05/01/16	425	436,687
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	218,250
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	175	185,063
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	164,063
Clearwire Communications LLC 144A @ 12.000%, 12/01/15	800	793,000
Cricket Communications, Inc.
9.375%, 11/01/14	225	228,375
10.000%, 07/15/15	200	209,000
Crown Castle International Corp. 9.000%, 01/15/15	350	370,125

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Digicel Group Ltd. 144A @
8.875%, 01/15/15	$300	$293,250
8.250%, 09/01/17	225	222,750
10.500%, 04/15/18	500	515,625
GCI, Inc. 7.250%, 02/15/14	250	249,687
GeoEye, Inc. 144A @ 9.625%, 10/01/15	75	76,500
Hughes Network Systems LLC
9.500%, 04/15/14	125	126,563
9.500%, 04/15/14	100	101,250
Intelsat Corp. 9.250%, 06/15/16	400	420,000
Intelsat Jackson Holdings Ltd.
11.250%, 06/15/16	125	133,125
8.500%, 11/01/19 144A @	575	580,750
Intelsat Luxembourg SA STEP 11.250%, 02/04/17	475	480,937
Intelsat Subsidiary Holding Co. Ltd. 144A @ 8.875%, 01/15/15	125	126,406
iPCS, Inc. PIK 3.594%, 05/01/14	311	284,732
Leap Wireless International, Inc. CONV 4.500%, 07/15/14	350	293,125
Level 3 Financing, Inc.
9.250%, 11/01/14	225	204,188
4.140%, 02/15/15•	225	174,375
8.750%, 02/15/17	200	173,000
MetroPCS Wireless, Inc.
9.250%, 11/01/14	400	412,000
9.250%, 11/01/14	50	51,500
Nextel Communications, Inc.
6.875%, 10/31/13	300	290,625
7.375%, 08/01/15	225	213,750
NII Capital Corp.
10.000%, 08/15/16	375	394,687
8.875%, 12/15/19	225	227,250
PAETEC Holding Corp.
9.500%, 07/15/15	200	194,500
8.875%, 06/30/17	225	225,000
Qwest Communications International, Inc.
7.500%, 02/15/14	125	125,313
8.000%, 10/01/15 144A @	225	231,187
Qwest Corp.
8.875%, 03/15/12	100	107,250
3.787%, 06/15/13•	250	247,500
8.375%, 05/01/16	200	218,500
Sable International Finance Ltd. 144A @ 7.750%, 02/15/17	150	150,750
SBA Telecommunications, Inc. 144A @
8.000%, 08/15/16	50	51,750
8.250%, 08/15/19	50	52,625
Sprint Capital Corp.
6.875%, 11/15/28	225	186,750
8.750%, 03/15/32	225	214,875

	Par (000)	Value†

Telecommunications — (continued)
Sprint Nextel Corp. 8.375%, 08/15/17	$750	$750,000
Telesat Canada
11.000%, 11/01/15	325	351,000
12.500%, 11/01/17	125	140,000
Viasat, Inc. 8.875%, 09/15/16	100	101,750
West Corp.
9.500%, 10/15/14	250	251,250
11.000%, 10/15/16	75	76,313
Wind Acquisition Finance SA 144A @
12.000%, 12/01/15	400	414,000
11.750%, 07/15/17	350	358,750
Wind Acquisition Holdings Finance SA 144A @ 12.250%, 07/15/17	125	113,750
Windstream Corp.
8.125%, 08/01/13	25	25,844
8.625%, 08/01/16	250	251,875

		13,533,295

Transportation — 0.2%
Kansas City Southern de Mexico SA de CV 144A @ 8.000%, 02/01/18	100	103,500
Swift Transportation Co., Inc. 144A @ 8.186%, 05/15/15•	75	67,875
Western Express, Inc. 144A @ 12.500%, 04/15/15	125	114,063

		285,438

Trucking and Leasing — 0.1%
Maxim Crane Works LP 144A @ 12.250%, 04/15/15	125	122,344

TOTAL CORPORATE BONDS (Cost $101,816,061)		104,663,006

	Number of Shares	Value†
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	9,238	185
Anvil Holdings, Inc., Class B*^	10,264	103
iPCS, Inc. 144A @^	300	0
MDP Acquisitions Plc 144A @*^	100	4,314
Pathmark Stores, Inc.*^~	2,350	0

Total WARRANTS (Cost $89,011)		4,602

SHORT-TERM INVESTMENTS — 4.8%
T. Rowe Price Reserve Investment Fund (Cost $5,394,775)	5,394,775	5,394,775

TOTAL INVESTMENTS — 100.0% (Cost $111,467,889)		$113,616,362

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

HIGH YIELD BOND FUND

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at June 30, 2010 is $1,184,526.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2010 is $0.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$2,493	$—	$2,493	$—
Auto Parts & Equipment	262,615	262,615	—	—
Banks	151,523	151,523	—	—
Entertainment	19,125	19,125	—	—
Food	115,579	115,579	—	—
Packaging and Containers	396,884	396,884	—	—
Telecommunications	550,543	550,543	—	—
PREFERRED STOCKS	2,055,217	1,928,405	126,812	—
CORPORATE BONDS	104,663,006		104,663,006
WARRANTS	4,602	—	4,602	—
SHORT-TERM INVESTMENTS	5,394,775	5,394,775	—	—

TOTAL INVESTMENTS	113,616,362	8,819,449	104,796,913	—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2009	$46,072
Transfers in and/or out of Level 3	(46,072)
Change in Appreciation/(Depreciation)	—

Balance as of 6/30/2010	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 66.7%
Aerospace & Defense — 2.7%
Lockheed Martin Corp.	145,900	$10,869,550
Northrop Grumman Corp.	143,700	7,823,028
United Technologies Corp.	273,800	17,772,358

		36,464,936

Agriculture — 1.4%
Philip Morris International, Inc.	396,400	18,170,976

Banks — 9.5%
Bank of America Corp.	1,844,315	26,502,807
JPMorgan Chase & Co.	562,900	20,607,769
State Street Corp.	477,100	16,135,522
U.S. Bancorp	1,434,100	32,052,135
Wells Fargo & Co.	1,262,600	32,322,560

		127,620,793

Beverages — 1.6%
PepsiCo, Inc.	350,000	21,332,500

Chemicals — 0.8%
Air Products & Chemicals, Inc.	19,200	1,244,352
Monsanto Co.	113,000	5,222,860
The Sherwin-Williams Co.	68,100	4,711,839

		11,179,051

Commercial Services — 1.2%
The Western Union Co.	1,041,200	15,524,292

Computers — 3.9%
Accenture Plc, Class A	357,500	13,817,375
International Business Machines Corp.	313,700	38,735,676

		52,553,051

Cosmetics & Personal Care — 1.5%
The Procter & Gamble Co.	334,582	20,068,228

Distribution & Wholesale — 0.5%
Mitsubishi Corp.	313,400	6,483,758

Diversified Financial Services — 0.6%
Ameriprise Financial, Inc.	205,600	7,428,328

Electric — 2.5%
American Electric Power Co., Inc.	96,200	3,107,260
Entergy Corp.	28,600	2,048,332
NV Energy, Inc.	1,038,800	12,268,228
OGE Energy Corp.	347,500	12,704,600
PG&E Corp.	40,000	1,644,000
The AES Corp.*	218,000	2,014,320

		33,786,740

Electronics — 2.8%
Thermo Fisher Scientific, Inc.*	472,200	23,161,410
Tyco Electronics Ltd.	591,925	15,023,056

		38,184,466

Entertainment — 0.3%
Madison Square Garden, Inc., Class A*	196,050	3,856,303

	Number of Shares	Value†

Environmental Control — 0.4%
Republic Services, Inc.	203,800	$6,058,974

Food — 4.0%
Campbell Soup Co.	297,000	10,641,510
General Mills, Inc.	588,328	20,897,411
Kellogg Co.	442,500	22,257,750

		53,796,671

Gas — 0.2%
CenterPoint Energy, Inc.	197,300	2,596,468

Healthcare Products — 3.5%
Bard (C.R.), Inc.	68,900	5,341,817
Baxter International, Inc.	202,500	8,229,600
Beckman Coulter, Inc.	195,900	11,810,811
Becton, Dickinson & Co.	46,800	3,164,616
CareFusion Corp.*	163,047	3,701,167
Henry Schein, Inc.*	270,071	14,826,898

		47,074,909

Household Products & Wares — 1.0%
Clorox Co.	106,500	6,620,040
Kimberly-Clark Corp.	114,300	6,930,009

		13,550,049

Insurance — 2.7%
AON Corp.	603,500	22,401,920
MetLife, Inc.	248,300	9,375,808
White Mountains Insurance Group Ltd.	12,400	4,020,080

		35,797,808

Media — 3.7%
Cablevision Systems Corp., Class A	432,800	10,391,528
Discovery Communications, Inc., Class C*	51,900	1,605,267
Time Warner, Inc.	1,301,366	37,622,491

		49,619,286

Miscellaneous Manufacturing — 4.9%
Cooper Industries Plc, Class A	87,000	3,828,000
Danaher Corp.	714,478	26,521,423
Illinois Tool Works, Inc.	137,600	5,680,128
Tyco International Ltd.	848,025	29,875,921

		65,905,472

Oil & Gas — 4.4%
Exxon Mobil Corp.	490,500	27,992,835
Hess Corp.	54,800	2,758,632
Japan Petroleum Exploration Co.	54,400	2,219,441
Murphy Oil Corp.	96,800	4,796,440
Nexen, Inc.	1,074,500	21,135,415

		58,902,763

Pharmaceuticals — 2.8%
Merck & Co., Inc.	215,900	7,550,023
Pfizer, Inc.	2,151,908	30,686,208

		38,236,231

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pipelines — 2.3%
Spectra Energy Corp.	557,595	$11,190,932
The Williams Cos., Inc.	1,052,700	19,243,356

		30,434,288

Real Estate — 0.2%
The St. Joe Co.*#	145,800	3,376,728

Retail — 5.6%
AutoZone, Inc.*	88,300	17,061,326
Dollar General Corp.*	475,700	13,105,535
Kohl’s Corp.*	173,300	8,231,750
Lowe’s Cos., Inc.	1,237,700	25,273,834
McDonald’s Corp.	172,400	11,355,988

		75,028,433

Software — 1.3%
CA, Inc.	454,300	8,359,120
Fiserv, Inc.*	137,500	6,278,250
Microsoft Corp.	121,000	2,784,210

		17,421,580

Telecommunications — 0.2%
AT&T, Inc.	132,700	3,210,013

Toys, Games & Hobbies — 0.2%
Hasbro, Inc.	81,500	3,349,650

TOTAL COMMON STOCKS (Cost $850,213,487)		897,012,745

PREFERRED STOCKS — 2.0%
Banks — 0.1%
Synovus Financial Corp. CONV	57,400	1,419,502

Diversified Financial Services — 0.5%
AMG Capital Trust I CONV	163,900	6,463,806

Electric — 0.2%
PPL Corp. CONV	37,100	1,925,119

Finance — 0.0%
Federal National Mortgage Association CONV	70	140,000

Food — 0.1%
Heinz (H.J.) Finance Co.144A @^	15	1,603,125

Housewares — 0.4%
Newell Financial Trust I CONV	159,100	5,568,500

Insurance — 0.5%
Aspen Insurance Holdings Ltd. CONV	131,475	6,680,245

Oil & Gas — 0.0%
Goodrich Petroleum Corp. CONV	5,543	163,242

Telecommunications — 0.2%
Crown Castle International Corp. CONV	51,000	2,868,750

TOTAL PREFERRED STOCKS (Cost $35,071,594)		26,832,289

	Par (000)	Value†
CORPORATE BONDS — 11.8%
Advertising — 0.2%
Lamar Media Corp. 9.750%, 04/01/14	$2,730	$2,975,700

Airlines — 0.2%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	437	485,035
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	980	1,053,270
Delta Air Lines, Inc. 7.750%, 12/17/19	875	945,446

		2,483,751

Biotechnology — 0.8%
Life Technologies Corp. 3.375%, 03/01/13	845	863,735
Millipore Corp. CONV 3.750%, 06/01/26	7,608	9,500,490

		10,364,225

Chemicals — 0.3%
Airgas, Inc. 2.850%, 10/01/13	3,990	4,023,464

Coal — 1.2%
Consol Energy, Inc. 144A @ 8.000%, 04/01/17	4,325	4,465,562
Peabody Energy Corp.
6.875%, 03/15/13	425	428,188
4.750%, 12/15/41 CONV	10,987	10,712,325

		15,606,075

Computers — 0.1%
Brocade Communications Systems, Inc. 144A @
6.625%, 01/15/18^	875	868,438
6.875%, 01/15/20	200	198,500

		1,066,938

Diversified Financial Services — 0.2%
Janus Capital Group, Inc. 6.950%, 06/15/17	1,850	1,857,156
Teco Finance, Inc. 7.000%, 05/01/12	770	833,070

		2,690,226

Electric — 0.4%
Black Hills Corp. 9.000%, 05/15/14	350	409,304
Calpine Construction Finance Co. LP 144A @# 8.000%, 06/01/16	2,800	2,863,000
CMS Energy Corp. 6.250%, 02/01/20	175	166,495
Dominion Resources, Inc. 5.200%, 08/15/19	500	542,106

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
Kansas Gas & Electric Co. 144A @^ 6.700%, 06/15/19	$490	$574,414
Otter Tail Corp. 9.000%, 12/15/16	890	923,375

		5,478,694

Electrical Components & Equipment — 0.0%
SunPower Corp. CONV 4.750%, 04/15/14	754	597,545

Electronics — 0.3%
Newport Corp. CONV 2.500%, 02/15/12	3,930	3,699,112

Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A @ 8.250%, 05/01/16	800	853,000

Gas — 0.0%
Atmos Energy Corp. 8.500%, 03/15/19	435	546,717

Healthcare Products — 0.1%
Beckman Coulter, Inc. 7.000%, 06/01/19	435	517,545
CareFusion Corp. 6.375%, 08/01/19	875	999,539

		1,517,084

Healthcare Services — 0.3%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	3,676	3,441,655

Household Products & Wares — 0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	930	947,868

Internet — 0.1%
VeriSign, Inc. CONV 3.250%, 08/15/37	761	687,754

Iron & Steel — 0.1%
United States Steel Corp. CONV 4.000%, 05/15/14	1,206	1,686,893

Lodging — 0.4%
Hyatt Hotels Corp. 144A @^ 6.875%, 08/15/19	1,090	1,171,919
MGM Resorts International, Inc.
13.000%, 11/15/13	770	887,425
10.375%, 05/15/14	770	837,375
9.000%, 03/15/20 144A @	600	616,500
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	1,350	1,451,250

		4,964,469

Machinery — Diversified — 0.1%
Roper Industries, Inc. 6.250%, 09/01/19	1,365	1,513,313

	Par (000)	Value†

Media — 1.1%
CSC Holdings, Inc. 7.625%, 04/01/11	$3,625	$3,715,625
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 5.875%, 10/01/19	315	344,102
DISH DBS Corp. 6.625%, 10/01/14	1,800	1,800,000
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	4,611,870
Sirius XM Radio, Inc. 144A @ 9.750%, 09/01/15	100	106,250
Time Warner, Inc. 6.875%, 05/01/12	2,439	2,657,154
XM Satellite Radio, Inc. 144A @ 11.250%, 06/15/13	1,150	1,227,625

		14,462,626

Mining — 0.5%
Newmont Mining Corp. CONV
1.250%, 07/15/14	1,386	1,975,050
1.625%, 07/15/17	3,006	4,332,397
Teck Resources Ltd. 10.750%, 05/15/19	800	980,240

		7,287,687

Miscellaneous Manufacturing — 0.3%
Actuant Corp. CONV 2.000%, 11/15/23	272	286,280
Pall Corp. 5.000%, 06/15/20	890	923,168
Tyco Electronics Group SA
6.000%, 10/01/12	1,750	1,889,830
6.550%, 10/01/17	910	1,045,055

		4,144,333

Oil & Gas — 0.4%
Devon Energy Corp. 6.300%, 01/15/19	560	648,751
Forest Oil Corp. 8.500%, 02/15/14	1,300	1,355,250
Goodrich Petroleum Corp. CONV 3.250%, 12/01/26	223	211,014
PetroHawk Energy Corp. 10.500%, 08/01/14	75	80,625
Pride International, Inc. 8.500%, 06/15/19	610	632,875
Questar Market Resources, Inc. 6.800%, 03/01/20	440	457,295
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,200	1,323,000
Range Resources Corp. 8.000%, 05/15/19	750	782,812

		5,491,622

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas Services — 0.3%
Oil States International, Inc. CONV 2.375%, 07/01/25	$3,105	$4,215,037

Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	50	52,000
Silgan Holdings, Inc. 7.250%, 08/15/16	375	384,375

		436,375

Pipelines — 0.2%
Buckeye Partners LP 5.500%, 08/15/19	1,005	1,041,349
Gulfstream Natural Gas System LLC 144A @^ 6.950%, 06/01/16	505	562,070
Magellan Midstream Partners LP 6.550%, 07/15/19	195	218,995
Southeast Supply Header LLC 144A @^ 4.850%, 08/15/14	430	451,347
Spectra Energy Capital LLC 5.650%, 03/01/20	455	478,098
Tennessee Gas Pipeline Co. 8.000%, 02/01/16	100	116,250
Williams Partners LP 144A @^ 3.800%, 02/15/15	445	447,889

		3,315,998

Real Estate Investment Trusts — 0.4%
Host Hotels & Resorts LP CONV 144A @^ 2.625%, 04/15/27	5,153	4,882,467

Retail — 1.1%
Dollar General Corp.
10.625%, 07/15/15	3,500	3,828,125
11.875%, 07/15/17 PIK	1,225	1,391,906
Group 1 Automotive, Inc. CONV
3.000%, 03/15/20 144A @^	888	719,280
2.250%, 06/15/36 STEP •	6,439	4,732,665
Home Depot, Inc.
4.625%, 08/15/10	218	218,855
5.400%, 03/01/16	2,175	2,420,803
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	1,997,500

		15,309,134

Semiconductors — 1.4%
Linear Technology Corp. CONV 3.000%, 05/01/27	10,153	9,937,249
Maxim Integrated Products, Inc. 3.450%, 06/14/13	1,350	1,361,048
Xilinx, Inc. CONV 3.125%, 03/15/37	8,074	7,357,433

		18,655,730

	Par (000)	Value†

Telecommunications — 1.1%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	$3,600	$3,033,000
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	3,400	3,595,500
Crown Castle International Corp. 9.000%, 01/15/15	500	528,750
Harris Corp. 6.375%, 06/15/19	260	291,487
JDS Uniphase Corp. CONV 1.000%, 05/15/26	3,982	3,514,115
SBA Communications Corp. CONV 1.875%, 05/01/13	959	963,795
SBA Telecommunications, Inc. 144A @
8.000%, 08/15/16	300	310,500
8.250%, 08/15/19	225	236,813
Sprint Capital Corp.
8.375%, 03/15/12	2,650	2,779,187
6.900%, 05/01/19	300	271,500

		15,524,647

TOTAL CORPORATE BONDS (Cost $146,580,845)		158,870,139

LOAN AGREEMENTS — 5.9%
Auto Parts & Equipment — 0.8%
Federal Mogul Corp.‡
2.168%-2.288%, 12/29/14	4,477	3,907,158
1.938%-2.888%, 12/28/15	8,409	7,338,464

		11,245,622

Chemicals — 0.0%
Nalco Co.‡ 1.750%-2.020%, 05/01/16	498	471,381

Diversified Financial Services — 0.6%
MSCI, Inc.‡ 4.750%, 03/01/16	1,250	1,247,663
Nuveen Investment, Inc.‡ 3.328%-3.533%, 11/13/14	4,088	3,398,021
Pinnacle Foods Finance LLC‡
2.850%, 04/02/14	2,453	2,287,904
7.500%, 04/02/14	750	746,835

		7,680,423

Electric — 0.4%
Calpine Corp.‡ 7.000%, 04/21/17	5,575	5,512,281

Engineering & Construction — 0.5%
CSC Holdings, Inc.‡
1.087%, 02/24/12	1,588	1,538,960
2.087%-4.000%, 03/29/16	4,705	4,557,049

		6,096,009

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Forest Products & Paper — 0.9%
Georgia-Pacific Corp.‡
2.290%, 12/23/10	$234	$232,100
2.251%-2.540%, 12/23/12	8,654	8,351,128
3.588%-3.787%, 12/23/14	3,008	2,956,713

		11,539,941

Healthcare Services — 0.4%
HCA, Inc.‡ 1.783%, 11/16/12	5,966	5,628,083

Holding Companies — 0.3%
Reynolds Group Holdings, Inc.‡ 5.750%, 05/16/16	1,250	1,238,538
Reynolds Holdings Group, Inc.‡ 6.250%, 11/05/15	1,988	1,975,078

		3,213,616

Lodging — 0.2%
MGM Resorts International, Inc.^‡ 6.000%, 10/03/11	2,825	2,686,561

Media — 0.5%
CCO Holding LLC‡ 3.038%, 09/06/14	500	444,465
Charter Communications Operating LLC‡
2.230%, 03/06/14	544	504,146
7.250%, 03/06/14	1,481	1,481,061
3.550%, 09/06/16	4,418	4,112,238

		6,541,910

Miscellaneous Manufacturing — 0.1%
RBS Global, Inc.‡ 2.813%-2.875%, 07/19/13	1,750	1,663,042

Retail — 0.3%
Dollar General Corp.‡ 3.088%-3.104%, 07/07/14	3,429	3,279,729

Software — 0.8%
First Data Corp.‡
2.999%-3.090%, 09/24/14	6,189	5,206,225
3.097%, 09/24/14	7,198	6,045,414

		11,251,639

Telecommunications — 0.1%
Intelsat Corp.‡ 2.792%, 01/03/14	1,990	1,842,454

TOTAL LOAN AGREEMENTS (Cost $77,439,330)		78,652,691

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.2%
T. Rowe Price Reserve Investment Fund (Cost $177,922,311)	177,922,311	177,922,311

	Number of Shares	Value†
SECURITIES LENDING COLLATERAL — 0.4%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $4,779,540)	4,779,540	$4,779,540

TOTAL INVESTMENTS — 100.0% (Cost $1,292,007,107)		$1,344,069,715

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
American Electric Power Co., Inc., $33 01/22/11	(962)	$(153,920)
AT&T, Inc., $25, 01/22/11	(1,327)	(152,605)
Bank of America Corp., $17.50, 01/22/11	(1,982)	(160,542)
Becton, Dickinson and Co., $75 12/17/10	(15)	(1,800)
CareFusion Corp., $27.50, 09/18/10	(904)	(13,560)
Clorox Co., $65, 01/22/11	(1,065)	(228,975)
Entergy Corp., $85 01/22/11	(286)	(22,880)
Exxon Mobil Corp., $75, 01/22/11	(3,791)	(132,685)
Exxon Mobil Corp., $80, 01/22/11	(833)	(14,161)
Merck & Co., Inc., $45, 01/22/11	(2,159)	(66,929)
PepsiCo, Inc., $70, 01/22/11	(2,084)	(185,476)
Pfizer, Inc., $20, 01/22/11	(18,095)	(180,950)
The Procter & Gamble Co., $65, 01/22/11	(3,345)	(485,025)
The Sherwin-Williams Co., $75, 01/22/11	(593)	(201,620)

TOTAL WRITTEN OPTIONS (Premiums $ (5,772,133))		(2,001,128)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2010 is $13,967,510.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2010. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating Rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

FLEXIBLY MANAGED FUND

#	Security position is either entirely or partially on loan.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$36,464,936	$36,464,936	$—	$—
Agriculture	18,170,976	18,170,976	—	—
Banks	127,620,793	127,620,793	—	—
Beverages	21,332,500	21,332,500	—	—
Chemicals	11,179,051	11,179,051	—	—
Commercial Services	15,524,292	15,524,292	—	—
Computers	52,553,051	52,553,051	—	—
Cosmetics & Personal Care	20,068,228	20,068,228	—	—
Distribution & Wholesale	6,483,758	—	6,483,758	—
Diversified Financial Services	7,428,328	7,428,328	—	—
Electric	33,786,740	33,786,740	—	—
Electronics	38,184,466	38,184,466	—	—
Entertainment	3,856,303	3,856,303	—	—
Environmental Control	6,058,974	6,058,974	—	—
Food	53,796,671	53,796,671	—	—
Gas	2,596,468	2,596,468	—	—
Healthcare Products	47,074,909	47,074,909	—	—
Household Products & Wares	13,550,049	13,550,049	—	—
Insurance	35,797,808	35,797,808	—	—
Media	49,619,286	49,619,286	—	—
Miscellaneous Manufacturing	65,905,472	65,905,472	—	—
Oil & Gas	58,902,763	56,683,322	2,219,441	—
Pharmaceuticals	38,236,231	38,236,231	—	—
Pipelines	30,434,288	30,434,288	—	—
Real Estate	3,376,728	3,376,728	—	—
Retail	75,028,433	75,028,433	—	—
Software	17,421,580	17,421,580	—	—
Telecommunications	3,210,013	3,210,013	—	—
Toys, Games & Hobbies	3,349,650	3,349,650	—	—
PREFERRED STOCKS	26,832,289	26,832,289	—	—
CORPORATE BONDS	158,870,139	—	158,870,139	—
LOAN AGREEMENTS	78,652,691	—	78,652,691	—
SHORT-TERM INVESTMENTS	177,922,311	177,922,311	—	—
SECURITIES LENDING COLLATERAL	4,779,540	4,779,540	—	—

TOTAL INVESTMENTS	$1,344,069,715	$1,097,843,686	$246,226,029	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(2,001,128)	$(1,346,817)	$(654,311)	$—

TOTAL LIABILITIES	$(2,001,128)	$(1,346,817)	$(654,311)	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

BALANCED FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $35,916,585)	4,657,755	$34,374,232

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund (Cost $21,312,441)	1,992,709	22,916,154

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	106,319	106,319
BlackRock Liquidity Funds TempFund - Institutional Shares	106,318	106,318

TOTAL SHORT-TERM INVESTMENTS (Cost $212,637)		212,637

TOTAL INVESTMENTS — 100.0% (Cost $57,441,663)		$57,503,023

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$34,374,232	$34,374,232	$—	$—
AFFILIATED FIXED INCOME FUNDS	22,916,154	22,916,154	—	—
SHORT-TERM INVESTMENTS	212,637	212,637	—	—

TOTAL INVESTMENTS	$57,503,023	$57,503,023	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 99.4%
Apparel — 1.9%
Coach, Inc.	34,600	$1,264,630
NIKE, Inc., Class B	18,300	1,236,165

		2,500,795

Auto Manufacturers — 0.7%
PACCAR, Inc.	22,600	901,062

Banks — 5.7%
JPMorgan Chase & Co.	71,400	2,613,954
Morgan Stanley	21,600	501,336
Northern Trust Corp.	26,200	1,223,540
PNC Financial Services Group, Inc.	11,400	644,100
U.S. Bancorp	59,300	1,325,355
Wells Fargo & Co.	48,200	1,233,920

		7,542,205

Beverages — 0.8%
PepsiCo, Inc.	17,700	1,078,815

Biotechnology — 0.9%
Celgene Corp.*	11,800	599,676
Illumina, Inc.*	14,700	639,891

		1,239,567

Chemicals — 2.1%
Praxair, Inc.	37,100	2,819,229

Commercial Services — 5.3%
Automatic Data Processing, Inc.	17,500	704,550
Mastercard, Inc., Class A	9,100	1,815,723
The Western Union Co.	39,500	588,945
Visa, Inc., Class A	55,100	3,898,325

		7,007,543

Computers — 10.3%
Accenture Plc, Class A	36,500	1,410,725
Apple, Inc.*	39,900	10,036,047
Hewlett-Packard Co.	18,500	800,680
International Business Machines Corp.	6,900	852,012
SanDisk Corp.*	15,000	631,050

		13,730,514

Cosmetics & Personal Care — 0.9%
The Procter & Gamble Co.	19,112	1,146,338

Distribution & Wholesale — 0.9%
Fastenal Co.	24,900	1,249,731

Diversified Financial Services — 6.0%
American Express Co.	66,000	2,620,200
Franklin Resources, Inc.	16,900	1,456,611
IntercontinentalExchange, Inc.*	11,600	1,311,148
Invesco Ltd.	67,400	1,134,342
NYSE Euronext	23,500	649,305
The Charles Schwab Corp.	55,700	789,826

		7,961,432

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	10,100	441,269

	Number of Shares	Value†

Electronics — 1.1%
Dolby Laboratories, Inc., Class A*	23,600	$1,479,484

Engineering & Construction — 0.5%
McDermott International, Inc.*	28,400	615,144

Environmental Control — 0.5%
Republic Services, Inc.	23,700	704,601

Healthcare Products — 1.9%
Intuitive Surgical, Inc.*	2,700	852,174
Stryker Corp.	21,200	1,061,272
Zimmer Holdings, Inc.*	11,000	594,550

		2,507,996

Insurance — 0.4%
Sun Life Financial, Inc.	18,700	491,148

Internet — 13.9%
Akamai Technologies, Inc.*	25,900	1,050,763
Amazon.com, Inc.*	40,400	4,414,104
Baidu, Inc. ADR*	35,400	2,410,032
eBay, Inc.*	46,500	911,865
Google, Inc., Class A*	15,100	6,718,745
Liberty Media Corp. — Interactive, Class A*	82,100	862,050
McAfee, Inc.*	18,000	552,960
priceline.com, Inc.*	1,900	335,426
Tencent Holdings Ltd.	79,000	1,308,813

		18,564,758

Leisure Time — 0.5%
Carnival Plc	21,500	696,414

Lodging — 2.1%
Marriott International, Inc., Class A	49,097	1,469,964
MGM Resorts International*	48,700	469,468
Starwood Hotels & Resorts Worldwide, Inc.	21,000	870,030

		2,809,462

Machinery — Construction & Mining — 0.2%
Bucyrus International, Inc.	6,000	284,700

Machinery — Diversified — 0.9%
Deere & Co.	10,500	584,640
Rockwell Automation, Inc.	11,300	554,717

		1,139,357

Media — 1.5%
The McGraw-Hill Cos., Inc.	16,900	475,566
The Walt Disney Co.	50,100	1,578,150

		2,053,716

Metal Fabricate/Hardware — 1.1%
Precision Castparts Corp.	14,700	1,512,924

Mining — 1.4%
Agnico-Eagle Mines Ltd.	6,500	395,070
BHP Billiton Ltd.	39,481	1,228,238
Freeport-McMoRan Copper & Gold, Inc.	3,800	224,694

		1,848,002

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 4.2%
3M Co.	17,300	$1,366,527
Danaher Corp.	113,600	4,216,832

		5,583,359

Oil & Gas — 3.6%
EOG Resources, Inc.	16,500	1,623,105
Murphy Oil Corp.	8,500	421,175
Petroleo Brasileiro S.A. ADR	43,100	1,284,380
Suncor Energy, Inc.	48,000	1,413,120

		4,741,780

Oil & Gas Services — 2.7%
Cameron International Corp.*	25,100	816,252
FMC Technologies, Inc.*	15,000	789,900
Schlumberger Ltd.	36,500	2,019,910

		3,626,062

Pharmaceuticals — 6.8%
Allergan, Inc.	24,400	1,421,544
Express Scripts, Inc.*	66,500	3,126,830
McKesson Corp.	23,700	1,591,692
Medco Health Solutions, Inc.*	53,300	2,935,764

		9,075,830

Retail — 5.7%
AutoZone, Inc.*	6,000	1,159,320
CarMax, Inc.*	33,100	658,690
Costco Wholesale Corp.	18,600	1,019,838
Kohl’s Corp.*	15,200	722,000
Lowe’s Cos., Inc.	67,200	1,372,224
O’Reilly Automotive, Inc.*	14,700	699,132
Starbucks Corp.	79,700	1,936,710

		7,567,914

Semiconductors — 2.6%
ASML Holding N.V.	19,500	535,665
Broadcom Corp., Class A	39,000	1,285,830
Marvell Technology Group Ltd.*	38,600	608,336
NVIDIA Corp.*	51,100	521,731
Samsung Electronics Co. Ltd.	769	482,328

		3,433,890

Software — 0.5%
Autodesk, Inc.*	9,900	241,164
Salesforce.com, Inc.*	4,700	403,354

		644,518

Telecommunications — 9.0%
American Tower Corp., Class A*	56,600	2,518,700
Cisco Systems, Inc.*	75,300	1,604,643
Corning, Inc.	64,800	1,046,520
Crown Castle International Corp.*	87,900	3,275,154
Juniper Networks, Inc.*	48,800	1,113,616
Leap Wireless International, Inc.*	18,700	242,726
MetroPCS Communications, Inc.*	33,100	271,089
QUALCOMM, Inc.	58,900	1,934,276

		12,006,724

	Number of Shares	Value†

Transportation — 2.5%
Expeditors International of Washington, Inc.	28,100	$969,731
FedEx Corp.	15,400	1,079,694
Union Pacific Corp.	6,900	479,619
United Parcel Service, Inc., Class B	14,900	847,661

		3,376,705

TOTAL COMMON STOCKS (Cost $121,891,194)		132,382,988

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	385,464	385,464
BlackRock Liquidity Funds TempFund - Institutional Shares	385,464	385,464
T. Rowe Price Reserve Investment Fund	1,022	1,022

TOTAL SHORT-TERM INVESTMENTS (Cost $771,950)		771,950

TOTAL INVESTMENTS — 100.0% (Cost $122,663,144)		$133,154,938

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	89.3%	$118,870,759
China	2.8%	3,718,845
Canada	1.7%	2,299,338
France	1.5%	2,019,910
Ireland	1.1%	1,410,725
Brazil	1.0%	1,284,380
Australia	0.9%	1,228,238
United Kingdom	0.5%	696,414
Bermuda	0.4%	608,336
Netherlands	0.4%	535,665
South Korea	0.4%	482,328

	100.0%	$133,154,938

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE GROWTH STOCK FUND

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$2,500,795	$2,500,795	$—	$—
Auto Manufacturers	901,062	901,062	—	—
Banks	7,542,205	7,542,205	—	—
Beverages	1,078,815	1,078,815	—	—
Biotechnology	1,239,567	1,239,567	—	—
Chemicals	2,819,229	2,819,229	—	—
Commercial Services	7,007,543	7,007,543	—	—
Computers	13,730,514	13,730,514	—	—
Cosmetics & Personal Care	1,146,338	1,146,338	—	—
Distribution & Wholesale	1,249,731	1,249,731	—	—
Diversified Financial Services	7,961,432	7,961,432	—	—
Electrical Components & Equipment	441,269	441,269	—	—
Electronics	1,479,484	1,479,484	—	—
Engineering & Construction	615,144	615,144	—	—
Environmental Control	704,601	704,601	—	—
Healthcare Products	2,507,996	2,507,996	—	—
Insurance	491,148	491,148	—	—
Internet	18,564,758	17,255,945	1,308,813	—
Leisure Time	696,414	—	696,414	—
Lodging	2,809,462	2,809,462	—	—
Machinery - Construction & Mining	284,700	284,700	—	—
Machinery - Diversified	1,139,357	1,139,357	—	—
Media	2,053,716	2,053,716	—	—
Metal Fabricate/Hardware	1,512,924	1,512,924	—	—
Mining	1,848,002	619,764	1,228,238	—
Miscellaneous Manufacturing	5,583,359	5,583,359	—	—
Oil & Gas	4,741,780	4,741,780	—	—
Oil & Gas Services	3,626,062	3,626,062	—	—
Pharmaceuticals	9,075,830	9,075,830	—	—
Retail	7,567,914	7,567,914	—	—
Semiconductors	3,433,890	2,951,562	482,328	—
Software	644,518	644,518	—	—
Telecommunications	12,006,724	12,006,724	—	—
Transportation	3,376,705	3,376,705	—	—
SHORT-TERM INVESTMENTS	771,950	771,950	—	—

TOTAL INVESTMENTS	$133,154,938	$129,439,145	$3,715,793	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 94.1%
Agriculture — 0.8%
Archer-Daniels-Midland Co.	7,560	$195,199

Airlines — 0.8%
Delta Air Lines, Inc.*	17,970	211,148

Apparel — 1.0%
Coach, Inc.	6,950	254,023

Auto Parts & Equipment — 1.8%
Johnson Controls, Inc.	8,820	236,993
Lear Corp.*	3,400	225,080

		462,073

Banks — 2.8%
JPMorgan Chase & Co.	8,160	298,738
Wells Fargo & Co.	17,130	438,528

		737,266

Beverages — 4.1%
PepsiCo, Inc.	17,970	1,095,271

Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc.*	4,830	247,248
Celgene Corp.*	3,470	176,345

		423,593

Chemicals — 1.0%
Eastman Chemical Co.	5,000	266,800

Coal — 0.9%
Alpha Natural Resources, Inc.*	6,750	228,623

Commercial Services — 0.7%
Quanta Services, Inc.*	8,920	184,198

Computers — 4.8%
Apple, Inc.*	5,079	1,277,521

Distribution & Wholesale — 0.9%
Fastenal Co.	4,870	244,425

Diversified Financial Services — 5.8%
American Express Co.	17,440	692,368
IntercontinentalExchange, Inc.*	3,830	432,905
T. Rowe Price Group, Inc.	9,460	419,929

		1,545,202

Food — 3.5%
SYSCO Corp.	17,560	501,689
Whole Foods Market, Inc.*	11,850	426,837

		928,526

Healthcare Products — 3.2%
Hospira, Inc.*	4,010	230,374
Intuitive Surgical, Inc.*	1,300	410,306
Sirona Dental Systems, Inc.*	5,820	202,769

		843,449

Healthcare Services — 1.8%
DaVita, Inc.*	3,950	246,638
Universal Health Services, Inc., Class B	5,940	226,611

		473,249

	Number of Shares	Value†

Home Builders — 1.4%
Pulte Group, Inc.*	44,090	$365,065

Home Furnishings — 1.0%
Whirlpool Corp.	3,120	273,998

Insurance — 2.2%
Prudential Financial, Inc.	10,870	583,284

Internet — 3.4%
Amazon.com, Inc.*	4,030	440,318
Baidu, Inc. ADR*	2,680	182,455
F5 Networks, Inc.*	4,190	287,308

		910,081

Lodging — 2.4%
Las Vegas Sands Corp.*	18,470	408,926
Starwood Hotels & Resorts Worldwide, Inc.	5,670	234,908

		643,834

Machinery — Construction & Mining — 1.8%
Caterpillar, Inc.	7,760	466,143

Machinery — Diversified — 3.0%
Cummins, Inc.	7,420	483,264
Deere & Co.	5,660	315,149

		798,413

Mining — 1.5%
Goldcorp, Inc.	9,170	402,105

Oil & Gas — 11.6%
Cimarex Energy Co.	3,380	241,940
Concho Resources, Inc.*	4,350	240,686
ConocoPhillips	11,150	547,354
Continental Resources, Inc.*	4,950	220,869
Occidental Petroleum Corp.	8,790	678,148
Questar Corp.	12,920	587,731
Southwestern Energy Co.*	14,580	563,371

		3,080,099

Pharmaceuticals — 5.7%
Allergan, Inc.	6,640	386,846
Express Scripts, Inc.*	8,980	422,240
McKesson Corp.	4,860	326,398
Mead Johnson Nutrition Co.	7,510	376,401

		1,511,885

Pipelines — 1.4%
Enbridge, Inc.	8,070	376,062

Real Estate — 1.1%
CB Richard Ellis Group, Inc., Class A*	21,070	286,763

Retail — 3.6%
Dollar Tree, Inc.*	3,285	136,755
Lowe’s Cos., Inc.	13,720	280,162
Starbucks Corp.	16,510	401,193
Urban Outfitters, Inc.*	4,090	140,655

		958,765

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 7.7%
ASML Holding N.V.	15,500	$425,785
Broadcom Corp., Class A	15,380	507,079
Cree, Inc.*	3,610	216,708
Lam Research Corp.*	17,070	649,684
Micron Technology, Inc.*	27,880	236,701

		2,035,957

Software — 4.0%
Cerner Corp.*	1,780	135,084
Fidelity National Information Services, Inc.	11,350	304,407
Salesforce.com, Inc.*	4,740	406,787
VMware, Inc., Class A*	3,560	222,820

		1,069,098

Telecommunications — 6.8%
America Movil S.A.B. de C.V., Series L ADR	10,520	499,700
Cisco Systems, Inc.*	42,780	911,642
Sprint Nextel Corp.*	88,020	373,205

		1,784,547

TOTAL COMMON STOCKS (Cost $23,928,850)		24,916,665

REAL ESTATE INVESTMENT TRUSTS — 3.6%
Hotels & Resorts — 1.1%
Host Hotels & Resorts, Inc.	21,210	285,911

Mixed Industrial/Office — 1.1%
Digital Realty Trust, Inc.	5,170	298,206

Regional Malls — 1.4%
Simon Property Group, Inc.	4,630	373,872

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,002,722)		957,989

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	307,739	307,739
BlackRock Liquidity Funds TempFund - Institutional Shares	307,738	307,738

TOTAL SHORT-TERM INVESTMENTS (Cost $615,477)		615,477

TOTAL INVESTMENTS — 100.0% (Cost $25,547,049)		$26,490,131

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$24,916,665	$24,916,665	$—	$—
REAL ESTATE INVESTMENT TRUSTS	957,989	957,989	—	—
SHORT-TERM INVESTMENTS	615,477	615,477	—	—

TOTAL INVESTMENTS	$26,490,131	$26,490,131	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 99.1%
Airlines — 1.9%
Delta Air Lines, Inc.*	180,370	$2,119,347

Apparel — 1.7%
Coach, Inc.	51,080	1,866,974

Auto Manufacturers — 3.9%
Daimler AG	52,600	2,658,930
Ford Motor Co.*	164,920	1,662,394

		4,321,324

Banks — 3.8%
Bank of America Corp.	74,820	1,075,163
Itau Unibanco Holding S.A. ADR	82,170	1,479,882
JPMorgan Chase & Co.	44,950	1,645,620

		4,200,665

Chemicals — 1.8%
Ecolab, Inc.	43,390	1,948,645

Commercial Services — 2.7%
Alliance Data Systems Corp.*	24,252	1,443,479
Mastercard, Inc., Class A	7,460	1,488,494

		2,931,973

Computers — 8.7%
Apple, Inc.*	21,880	5,503,476
EMC Corp.*	148,250	2,712,975
NetApp, Inc.*	37,000	1,380,470

		9,596,921

Cosmetics & Personal Care — 1.6%
The Estee Lauder Cos., Inc., Class A	31,427	1,751,427

Diversified Financial Services — 4.0%
American Express Co.	72,690	2,885,793
Invesco Ltd.	87,710	1,476,159

		4,361,952

Electronics — 2.6%
Agilent Technologies, Inc.*	43,140	1,226,470
Amphenol Corp., Class A	42,450	1,667,436

		2,893,906

Healthcare Products — 3.5%
Covidien Plc	42,480	1,706,846
Hospira, Inc.*	36,530	2,098,649

		3,805,495

Healthcare Services — 1.4%
UnitedHealth Group, Inc.	53,920	1,531,328

Internet — 6.8%
Amazon.com, Inc.*	7,245	791,589
Baidu, Inc. ADR*	17,150	1,167,572
Equinix, Inc.*	23,320	1,894,050
Google, Inc., Class A*	4,920	2,189,154
priceline.com, Inc.*	7,800	1,377,012

		7,419,377

	Number of Shares	Value†

Lodging — 2.5%
Las Vegas Sands Corp.*	53,666	$1,188,165
Marriott International, Inc., Class A	52,780	1,580,233

		2,768,398

Machinery — Diversified — 2.8%
Cummins, Inc.	21,769	1,417,815
Rockwell Automation, Inc.	33,790	1,658,751

		3,076,566

Media — 4.7%
CBS Corp., Class B	69,020	892,429
DIRECTV, Class A*	46,360	1,572,531
The Walt Disney Co.	86,130	2,713,095

		5,178,055

Metal Fabricate/Hardware — 1.8%
Precision Castparts Corp.	18,630	1,917,400

Miscellaneous Manufacturing — 3.6%
Illinois Tool Works, Inc.	53,770	2,219,626
Parker Hannifin Corp.	32,120	1,781,375

		4,001,001

Oil & Gas — 5.7%
Anadarko Petroleum Corp.	30,930	1,116,264
ConocoPhillips	22,390	1,099,125
Newfield Exploration Co.*	33,310	1,627,526
Noble Energy, Inc.	26,400	1,592,712
Pioneer Natural Resources Co.	13,160	782,362

		6,217,989

Oil & Gas Services — 0.7%
Baker Hughes, Inc.	18,750	779,437

Pharmaceuticals — 9.3%
Allergan, Inc.	29,960	1,745,470
Express Scripts, Inc.*	69,370	3,261,777
McKesson Corp.	39,160	2,629,985
Medco Health Solutions, Inc.*	26,259	1,446,346
Teva Pharmaceutical Industries Ltd. ADR	22,413	1,165,252

		10,248,830

Retail — 4.6%
Costco Wholesale Corp.	18,850	1,033,546
Dollar General Corp.*	8,871	244,396
Target Corp.	28,810	1,416,588
TJX Cos., Inc.	56,170	2,356,331

		5,050,861

Semiconductors — 5.2%
Broadcom Corp., Class A	38,495	1,269,180
Intel Corp.	75,368	1,465,908
Marvell Technology Group Ltd.*	95,890	1,511,226
Micron Technology, Inc.*	166,510	1,413,670

		5,659,984

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 4.4%
Autodesk, Inc.*	51,510	$1,254,784
Microsoft Corp.	90,590	2,084,476
VMware, Inc., Class A*	24,150	1,511,548

		4,850,808

Telecommunications — 7.5%
American Tower Corp., Class A*	62,336	2,773,952
Cisco Systems, Inc.*	179,450	3,824,080
Juniper Networks, Inc.*	70,410	1,606,756

		8,204,788

Transportation — 1.9%
FedEx Corp.	29,253	2,050,928

TOTAL COMMON STOCKS (Cost $105,680,093)		108,754,379

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	511,983	511,983
BlackRock Liquidity Funds TempFund - Institutional Shares	511,982	511,982

TOTAL SHORT-TERM INVESTMENTS (Cost $1,023,965)		1,023,965

TOTAL INVESTMENTS — 100.0% (Cost $106,704,058)		$109,778,344

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$108,754,379	$108,754,379	$—	$—
SHORT-TERM INVESTMENTS	1,023,965	1,023,965	—	—

TOTAL INVESTMENTS	$109,778,344	$109,778,344	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 98.7%
Auto Manufacturers — 2.8%
Navistar International Corp.*	74,290	$3,655,068

Auto Parts & Equipment — 1.2%
Lear Corp.*	24,650	1,631,830

Banks — 12.8%
CIT Group, Inc.*	20,120	681,263
JPMorgan Chase & Co.	134,170	4,911,964
PNC Financial Services Group, Inc.	38,590	2,180,335
State Street Corp.	79,450	2,686,999
The Goldman Sachs Group, Inc.	9,500	1,247,065
Wells Fargo & Co.	200,770	5,139,712

		16,847,338

Beverages — 4.1%
Molson Coors Brewing Co., Class B	103,940	4,402,898
The Coca-Cola Co.	20,140	1,009,417

		5,412,315

Biotechnology — 3.2%
Gilead Sciences, Inc.*	122,420	4,196,558

Chemicals — 3.3%
Celanese Corp., Series A	99,860	2,487,512
Potash Corp. of Saskatchewan, Inc.	21,690	1,870,546

		4,358,058

Coal — 2.0%
Consol Energy, Inc.	75,860	2,561,034

Computers — 1.5%
Dell, Inc.*	166,930	2,013,176

Diversified Financial Services — 1.5%
E*Trade Financial Corp.*	161,040	1,903,493

Electric — 5.1%
Edison International	85,270	2,704,764
Entergy Corp.	19,000	1,360,780
Exelon Corp.	31,530	1,197,194
PG&E Corp.	34,930	1,435,623

		6,698,361

Electrical Components & Equipment — 1.4%
General Cable Corp.*	70,700	1,884,155

Healthcare Services — 1.2%
Aetna, Inc.	60,730	1,602,057

Insurance — 8.2%
ACE Ltd.	60,710	3,125,351
CNO Financial Group, Inc.*	42,500	210,375
Genworth Financial, Inc., Class A*	146,510	1,914,886
MetLife, Inc.	130,620	4,932,211
MGIC Investment Corp.*	77,000	530,530

		10,713,353

Media — 6.8%
Comcast Corp., Class A	135,310	2,350,335
News Corp., Class A	133,654	1,598,502

	Number of Shares	Value†

Media — (continued)
Time Warner Cable, Inc.	35,516	$1,849,673
Viacom, Inc., Class B	97,960	3,073,005

		8,871,515

Miscellaneous Manufacturing — 4.2%
Ingersoll-Rand Plc	42,670	1,471,688
Tyco International Ltd.	115,790	4,079,282

		5,550,970

Office & Business Equipment — 1.0%
Xerox Corp.	154,900	1,245,396

Oil & Gas — 11.9%
Apache Corp.	36,140	3,042,627
Chevron Corp.	95,170	6,458,236
Exxon Mobil Corp.	21,760	1,241,843
Marathon Oil Corp.	98,490	3,062,054
Royal Dutch Shell Plc ADR	12,700	637,794
Ultra Petroleum Corp.*	27,000	1,194,750

		15,637,304

Oil & Gas Services — 1.0%
Halliburton Co.	53,100	1,303,605

Pharmaceuticals — 9.4%
Biovail Corp.	104,740	2,015,197
Merck & Co., Inc.	130,570	4,566,033
Pfizer, Inc.	307,341	4,382,683
Teva Pharmaceutical Industries Ltd. ADR	25,780	1,340,302

		12,304,215

Retail — 5.0%
AerCap Holdings N.V.*	57,560	597,473
Brinker International, Inc.	68,370	988,630
Wal-Mart Stores, Inc.	13,570	652,310
Walgreen Co.	160,420	4,283,214

		6,521,627

Software — 2.0%
Oracle Corp.	120,600	2,588,076

Telecommunications — 4.7%
AT&T, Inc.	170,107	4,114,888
Harris Corp.	27,930	1,163,284
Motorola, Inc.*	131,130	854,968

		6,133,140

Textiles — 1.6%
Mohawk Industries, Inc.*	46,680	2,136,077

Transportation — 2.2%
CSX Corp.	29,600	1,469,048
Norfolk Southern Corp.	27,190	1,442,429

		2,911,477

Trucking and Leasing — 0.6%
Aircastle Ltd.	92,390	725,262

TOTAL COMMON STOCKS (Cost $135,269,829)		129,405,460

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	865,248	$865,248
BlackRock Liquidity Funds TempFund - Institutional Shares	865,248	865,248

TOTAL SHORT-TERM INVESTMENTS (Cost $1,730,496)		1,730,496

TOTAL INVESTMENTS — 100.0% (Cost $137,000,325)		$131,135,956

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$129,405,460	$129,405,460	$—	$—
SHORT-TERM INVESTMENTS	1,730,496	1,730,496	—	—

TOTAL INVESTMENTS	$131,135,956	$131,135,956	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 95.5%
Aerospace & Defense — 4.2%
General Dynamics Corp.	33,018	$1,933,534
The Boeing Co.	15,577	977,457
United Technologies Corp.	46,513	3,019,159

		5,930,150

Auto Manufacturers — 0.9%
PACCAR, Inc.	32,164	1,282,379

Banks — 15.4%
Bank of America Corp.	248,562	3,571,836
Fifth Third Bancorp	92,826	1,140,832
JPMorgan Chase & Co.	94,575	3,462,391
KeyCorp	158,176	1,216,373
Northern Trust Corp.	18,565	866,986
PNC Financial Services Group, Inc.	55,695	3,146,767
The Goldman Sachs Group, Inc.	19,045	2,500,037
U.S. Bancorp	94,650	2,115,427
Wells Fargo & Co.	139,785	3,578,496

		21,599,145

Beverages — 1.1%
PepsiCo, Inc.	25,527	1,555,871

Biotechnology — 1.1%
Amgen, Inc.*	30,118	1,584,207

Chemicals — 0.6%
Air Products & Chemicals, Inc.	13,924	902,414

Coal — 1.5%
Peabody Energy Corp.	53,180	2,080,933

Commercial Services — 1.0%
Mastercard, Inc., Class A	6,960	1,388,729

Computers — 4.2%
Accenture Plc, Class A	20,815	804,500
Hewlett-Packard Co.	66,652	2,884,698
International Business Machines Corp.	17,771	2,194,363

		5,883,561

Diversified Financial Services — 1.8%
American Express Co.	63,896	2,536,671

Electric — 3.6%
American Electric Power Co., Inc.	68,054	2,198,144
PG&E Corp.	34,093	1,401,222
Public Service Enterprise Group, Inc.	45,783	1,434,382

		5,033,748

Electronics — 0.7%
Thermo Fisher Scientific, Inc.*	18,487	906,787

Environmental Control — 1.0%
Waste Management, Inc.	46,116	1,442,970

Food — 2.8%
Kellogg Co.	23,206	1,167,262
Nestle SA ADR	57,671	2,782,049

		3,949,311

	Number of Shares	Value†

Gas — 0.9%
Sempra Energy	27,577	$1,290,328

Healthcare Products — 2.8%
Covidien Plc	30,991	1,245,219
Johnson & Johnson	45,937	2,713,039

		3,958,258

Healthcare Services — 0.6%
UnitedHealth Group, Inc.	27,848	790,883

Household Products & Wares — 0.9%
Kimberly-Clark Corp.	20,698	1,254,920

Insurance — 5.5%
Lincoln National Corp.	41,520	1,008,521
MetLife, Inc.	68,527	2,587,580
Prudential Financial, Inc.	60,302	3,235,805
The Travelers Cos., Inc.	18,146	893,690

		7,725,596

Iron & Steel — 0.8%
United States Steel Corp.	28,185	1,086,532

Leisure Time — 0.7%
Carnival Corp.	30,296	916,151

Machinery — Construction & Mining — 1.0%
Caterpillar, Inc.	23,091	1,387,076

Media — 1.3%
The Walt Disney Co.	32,678	1,029,357
Time Warner Cable, Inc.	16,198	843,592

		1,872,949

Mining — 2.4%
BHP Billiton Ltd. ADR	27,269	1,690,405
Freeport-McMoRan Copper & Gold, Inc.	28,591	1,690,586

		3,380,991

Miscellaneous Manufacturing — 2.4%
General Electric Co.	150,674	2,172,719
Tyco International Ltd.	32,558	1,147,018

		3,319,737

Oil & Gas — 11.2%
Apache Corp.	37,009	3,115,788
ConocoPhillips	66,820	3,280,194
Exxon Mobil Corp.	55,407	3,162,077
Hess Corp.	55,561	2,796,941
Occidental Petroleum Corp.	43,344	3,343,989

		15,698,989

Pharmaceuticals — 6.0%
Abbott Laboratories	56,735	2,654,063
Merck & Co., Inc.	82,777	2,894,712
Pfizer, Inc.	198,854	2,835,658

		8,384,433

Retail — 9.9%
Best Buy Co., Inc.	71,547	2,422,581

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
CVS Caremark Corp.	48,296	$1,416,039
McDonald’s Corp.	53,232	3,506,392
Staples, Inc.	53,110	1,011,745
Target Corp.	29,993	1,474,756
TJX Cos., Inc.	40,101	1,682,237
Wal-Mart Stores, Inc.	48,265	2,320,099

		13,833,849

Semiconductors — 1.0%
Intel Corp.	68,695	1,336,118

Software — 1.6%
Microsoft Corp.	64,541	1,485,088
Oracle Corp.	32,489	697,214

		2,182,302

Telecommunications — 5.1%
AT&T, Inc.	62,640	1,515,262
Cisco Systems, Inc.*	39,423	840,104
Corning, Inc.	46,205	746,211
Rogers Communications, Inc., Class B	46,413	1,520,490
Telefonaktiebolaget LM Ericsson ADR	91,173	1,004,726
Verizon Communications, Inc.	53,444	1,497,501

		7,124,294

Transportation — 1.5%
Union Pacific Corp.	30,054	2,089,053

TOTAL COMMON STOCKS (Cost $131,115,497)		133,709,335

REAL ESTATE INVESTMENT TRUSTS — 2.7%
Apartments — 1.2%
AvalonBay Communities, Inc.	18,565	1,733,414

Mixed Industrial/Office — 0.9%
Vornado Realty Trust	17,173	1,252,770

Office Property — 0.6%
Boston Properties, Inc.	12,067	860,860

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,524,474)		3,847,044

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,240,139	1,240,139
BlackRock Liquidity Funds TempFund - Institutional Shares	1,240,139	1,240,139

TOTAL SHORT-TERM INVESTMENTS (Cost $2,480,278)		2,480,278

TOTAL INVESTMENTS — 100.0% (Cost $136,120,249)		$140,036,657

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$133,709,336	$133,709,336	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,847,044	3,847,044	—	—
SHORT-TERM INVESTMENTS	2,480,278	2,480,278	—	—

TOTAL INVESTMENTS	$140,036,658	$140,036,658	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 82.7%
Advertising — 0.1%
Omnicom Group, Inc.	7,067	$242,398
The Interpublic Group of Cos., Inc.*	12,834	91,507

		333,905

Aerospace & Defense — 1.9%
General Dynamics Corp.	8,997	526,864
Goodrich Corp.	2,847	188,614
L-3 Communications Holdings, Inc.	2,700	191,268
Lockheed Martin Corp.	7,409	551,971
Northrop Grumman Corp.#	6,892	375,200
Raytheon Co.	8,876	429,510
Rockwell Collins, Inc.	3,545	188,346
The Boeing Co.	17,803	1,117,138
United Technologies Corp.#	22,042	1,430,746

		4,999,657

Agriculture — 1.5%
Altria Group, Inc.	48,578	973,503
Archer-Daniels-Midland Co.#	14,899	384,692
Lorillard, Inc.	3,503	252,146
Philip Morris International, Inc.	43,271	1,983,543
Reynolds American, Inc.	4,151	216,350

		3,810,234

Airlines — 0.1%
Southwest Airlines Co.	17,817	197,947

Apparel — 0.4%
Coach, Inc.	7,177	262,319
NIKE, Inc., Class B	9,123	616,259
Polo Ralph Lauren Corp.	1,428	104,187
VF Corp.	2,108	150,047

		1,132,812

Auto Manufacturers — 0.4%
Ford Motor Co.*#	79,267	799,012
PACCAR, Inc.#	8,344	332,675

		1,131,687

Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.#	15,711	422,154
The Goodyear Tire & Rubber Co.*	5,606	55,724

		477,878

Banks — 7.6%
Bank of America Corp.	235,235	3,380,327
BB&T Corp.	15,999	420,934
Capital One Financial Corp.#	10,441	420,772
Citigroup, Inc.*	528,222	1,986,115
Comerica, Inc.	3,844	141,575
Fifth Third Bancorp	18,546	227,930
First Horizon National Corp.*#	5,923	67,818
Huntington Bancshares, Inc.	16,565	91,770
JPMorgan Chase & Co.	93,164	3,410,734
KeyCorp	21,599	166,096
M&T Bank Corp.	1,908	162,085
Marshall & Ilsley Corp.	13,671	98,158

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	32,863	$762,750
Northern Trust Corp.	5,747	268,385
People’s United Financial, Inc.	9,000	121,500
PNC Financial Services Group, Inc.	12,083	682,689
Regions Financial Corp.#	26,994	177,621
State Street Corp.	11,547	390,520
SunTrust Banks, Inc.	11,788	274,660
The Bank of New York Mellon Corp.	28,180	695,764
The Goldman Sachs Group, Inc.	12,043	1,580,885
U.S. Bancorp	44,856	1,002,532
Wells Fargo & Co.	121,837	3,119,027
Zions Bancorporation	2,904	62,639

		19,713,286

Beverages — 2.2%
Brown-Forman Corp., Class B#	2,462	140,900
Coca-Cola Enterprises, Inc.	7,928	205,018
Constellation Brands, Inc., Class A*	5,023	78,459
Dr. Pepper Snapple Group, Inc.	6,000	224,340
Molson Coors Brewing Co., Class B	3,738	158,342
PepsiCo, Inc.	37,686	2,296,962
The Coca-Cola Co.	53,985	2,705,728

		5,809,749

Biotechnology — 1.3%
Amgen, Inc.*	22,401	1,178,292
Biogen Idec, Inc.*	6,233	295,756
Celgene Corp.*	10,728	545,197
Genzyme Corp.*#	6,130	311,220
Gilead Sciences, Inc.*	21,049	721,560
Life Technologies Corp.*	4,059	191,788
Millipore Corp.*	1,277	136,192

		3,380,005

Building Materials — 0.0%
Masco Corp.#	8,877	95,517

Chemicals — 1.6%
Air Products & Chemicals, Inc.	4,921	318,930
Airgas, Inc.	2,000	124,400
CF Industries Holdings, Inc.	1,600	101,520
E.I. du Pont de Nemours & Co.	21,123	730,645
Eastman Chemical Co.	1,591	84,896
Ecolab, Inc.	5,433	243,996
FMC Corp.#	1,800	103,374
International Flavors & Fragrances, Inc.	2,075	88,021
Monsanto Co.#	12,737	588,704
PPG Industries, Inc.	4,010	242,244
Praxair, Inc.	7,126	541,505
Sigma-Aldrich Corp.#	2,722	135,637
The Dow Chemical Co.	27,204	645,279
The Sherwin-Williams Co.#	2,034	140,732

		4,089,883

Coal — 0.2%
Consol Energy, Inc.	5,176	174,742
Massey Energy Co.	2,274	62,194

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — (continued)
Peabody Energy Corp.	6,212	$243,075

		480,011

Commercial Services — 1.3%
Apollo Group, Inc., Class A*	2,943	124,989
Automatic Data Processing, Inc.	11,743	472,773
DeVry, Inc.	1,500	78,735
Donnelley (R.R.) & Sons Co.	5,353	87,629
Equifax, Inc.	3,334	93,552
H&R Block, Inc.	8,066	126,556
Iron Mountain, Inc.	4,300	96,578
Mastercard, Inc., Class A#	2,225	443,954
Monster Worldwide, Inc.*#	3,731	43,466
Moody’s Corp.#	4,973	99,062
Paychex, Inc.#	7,775	201,917
Quanta Services, Inc.*#	4,900	101,185
Robert Half International, Inc.#	3,207	75,525
SAIC, Inc.*	7,300	122,202
The Washington Post Co., Class B	163	66,908
The Western Union Co.	15,878	236,741
Total System Services, Inc.	5,077	69,047
Visa, Inc., Class A	10,400	735,800

		3,276,619

Computers — 5.4%
Apple, Inc.*	21,300	5,357,589
Cognizant Technology Solutions Corp., Class A*	7,152	358,029
Computer Sciences Corp.	3,757	170,004
Dell, Inc.*	40,142	484,113
EMC Corp.*#	48,648	890,258
Hewlett-Packard Co.	54,554	2,361,097
International Business Machines Corp.	29,973	3,701,066
Lexmark International, Inc., Class A*#	1,721	56,845
NetApp, Inc.*	8,221	306,725
SanDisk Corp.*	5,097	214,431
Teradata Corp.*	3,816	116,312
Western Digital Corp.*	5,600	168,896

		14,185,365

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	10,350	274,275
Colgate-Palmolive Co.	11,635	916,373
The Estee Lauder Cos., Inc., Class A#	2,937	163,679
The Procter & Gamble Co.	67,353	4,039,833

		5,394,160

Distribution & Wholesale — 0.2%
Fastenal Co.#	3,200	160,608
Genuine Parts Co.	4,005	157,997
Grainger (W.W.), Inc.#	1,472	146,391

		464,996

Diversified Financial Services — 1.4%
American Express Co.	27,865	1,106,241
Ameriprise Financial, Inc.	5,846	211,216

	Number of Shares	Value†

Diversified Financial Services — (continued)
CME Group, Inc.	1,512	$425,704
Discover Financial Services	12,278	171,646
E*Trade Financial Corp.*	3,581	42,327
Federated Investors, Inc., Class B#	2,495	51,671
Franklin Resources, Inc.	3,452	297,528
IntercontinentalExchange, Inc.*	1,680	189,890
Invesco Ltd.#	10,667	179,526
Janus Capital Group, Inc.	4,666	41,434
Legg Mason, Inc.#	3,461	97,012
NYSE Euronext	5,785	159,840
SLM Corp.*#	11,534	119,838
T. Rowe Price Group, Inc.#	5,981	265,497
The Charles Schwab Corp.	22,069	312,938
The NASDAQ OMX Group, Inc.*	3,100	55,118

		3,727,426

Diversified Operations — 0.0%
Leucadia National Corp.*	4,360	85,064

Electric — 2.8%
Allegheny Energy, Inc.	4,187	86,587
Ameren Corp.	5,298	125,933
American Electric Power Co., Inc.	11,057	357,141
CMS Energy Corp.#	5,807	85,073
Consolidated Edison, Inc.	6,434	277,305
Constellation Energy Group, Inc.	4,490	144,803
Dominion Resources, Inc.	13,909	538,835
DTE Energy Co.#	3,992	182,075
Duke Energy Corp.	30,343	485,488
Edison International	7,774	246,591
Entergy Corp.	4,347	311,332
Exelon Corp.	15,435	586,067
FirstEnergy Corp.#	7,064	248,865
Integrys Energy Group, Inc.	1,995	87,261
NextEra Energy, Inc.	9,685	472,241
Northeast Utilities	4,500	114,660
NRG Energy, Inc.*#	6,300	133,623
Pepco Holdings, Inc.	5,540	86,867
PG&E Corp.	8,590	353,049
Pinnacle West Capital Corp.	2,569	93,409
PPL Corp.	10,798	269,410
Progress Energy, Inc.	6,413	251,518
Public Service Enterprise Group, Inc.	11,549	361,830
SCANA Corp.	2,800	100,128
Southern Co.	18,711	622,702
TECO Energy, Inc.#	5,423	81,725
The AES Corp.*	16,444	151,943
Wisconsin Energy Corp.	2,600	131,924
Xcel Energy, Inc.	10,430	214,962

		7,203,347

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,576	767,895
Molex, Inc.#	2,823	51,492

		819,387

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 0.5%
Agilent Technologies, Inc.*#	7,945	$225,876
Amphenol Corp., Class A	3,900	153,192
FLIR Systems, Inc.*	4,000	116,360
Jabil Circuit, Inc.#	4,292	57,084
PerkinElmer, Inc.	3,116	64,408
Thermo Fisher Scientific, Inc.*	9,482	465,092
Waters Corp.*	2,258	146,092

		1,228,104

Energy-Alternate Sources — 0.1%
First Solar, Inc.*#	1,200	136,596

Engineering & Construction — 0.1%
Fluor Corp.	4,370	185,725
Jacobs Engineering Group, Inc.*	2,983	108,701

		294,426

Entertainment — 0.0%
International Game Technology#	6,657	104,515

Environmental Control — 0.3%
Republic Services, Inc.	7,914	235,283
Stericycle, Inc.*#	2,000	131,160
Waste Management, Inc.	11,200	350,448

		716,891

Food — 1.8%
Campbell Soup Co.	4,716	168,974
ConAgra Foods, Inc.	10,702	249,571
Dean Foods Co.*	3,972	39,998
General Mills, Inc.	15,310	543,811
Heinz (H.J.) Co.#	7,666	331,324
Hormel Foods Corp.#	1,700	68,816
Kellogg Co.#	6,166	310,150
Kraft Foods, Inc., Class A	40,663	1,138,564
McCormick & Co., Inc.#	3,308	125,572
Safeway, Inc.	9,170	180,282
Sara Lee Corp.	14,819	208,948
SUPERVALU, Inc.#	4,753	51,523
SYSCO Corp.	13,752	392,895
The Hershey Co.#	4,087	195,890
The J.M. Smucker Co.	2,834	170,663
The Kroger Co.	15,045	296,236
Tyson Foods, Inc., Class A#	7,849	128,645
Whole Foods Market, Inc.*#	4,043	145,629

		4,747,491

Forest Products & Paper — 0.2%
International Paper Co.#	10,367	234,605
MeadWestvaco Corp.	3,999	88,778
Weyerhaeuser Co.	4,833	170,122

		493,505

Gas — 0.2%
CenterPoint Energy, Inc.	8,722	114,782
Nicor, Inc.#	883	35,762
NiSource, Inc.#	7,065	102,442

	Number of Shares	Value†

Gas — (continued)
Sempra Energy	5,698	$266,609

		519,595

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,628	66,601
Stanley Black & Decker, Inc.	3,540	178,841

		245,442

Healthcare Products — 3.0%
Bard (C.R.), Inc.	2,242	173,822
Baxter International, Inc.	14,075	572,008
Becton, Dickinson & Co.#	5,475	370,220
Boston Scientific Corp.*	34,748	201,538
CareFusion Corp.*	3,741	84,921
DENTSPLY International, Inc.	3,200	95,712
Hospira, Inc.*#	3,912	224,744
Intuitive Surgical, Inc.*#	857	270,486
Johnson & Johnson#	64,541	3,811,792
Medtronic, Inc.	25,973	942,041
Patterson Cos., Inc.#	2,374	67,730
St. Jude Medical, Inc.*	7,430	268,149
Stryker Corp.	6,573	329,044
Varian Medical Systems, Inc.*#	3,057	159,820
Zimmer Holdings, Inc.*	4,829	261,007

		7,833,034

Healthcare Services — 1.0%
Aetna, Inc.	9,985	263,404
CIGNA Corp.	6,694	207,916
Coventry Health Care, Inc.*	3,367	59,529
DaVita, Inc.*	2,449	152,916
Humana, Inc.*	4,110	187,704
Laboratory Corp. of America Holdings*#	2,377	179,107
Quest Diagnostics, Inc.	3,587	178,525
Tenet Healthcare Corp.*	9,374	40,683
UnitedHealth Group, Inc.	27,241	773,644
WellPoint, Inc.*	10,295	503,734

		2,547,162

Home Builders — 0.1%
Horton (D.R.), Inc.#	7,276	71,523
Lennar Corp., Class A#	4,436	61,705
Pulte Homes, Inc.*	8,034	66,521

		199,749

Home Furnishings — 0.1%
Harman International Industries, Inc.*	1,438	42,982
Whirlpool Corp.#	1,669	146,571

		189,553

Household Products & Wares — 0.4%
Avery Dennison Corp.#	2,783	89,418
Clorox Co.	3,397	211,157
Fortune Brands, Inc.	3,707	145,240
Kimberly-Clark Corp.	9,687	587,323

		1,033,138

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Housewares — 0.0%
Newell Rubbermaid, Inc.#	7,117	$104,193

Insurance — 3.3%
Aflac, Inc.	10,900	465,103
American International Group, Inc.*#	3,285	113,135
AON Corp.	6,244	231,777
Assurant, Inc.	2,973	103,163
Berkshire Hathaway, Inc., Class B*#	38,791	3,091,255
Chubb Corp.#	7,551	377,626
Cincinnati Financial Corp.#	4,092	105,860
Genworth Financial, Inc., Class A*	11,369	148,593
Hartford Financial Services Group, Inc.	10,457	231,413
Lincoln National Corp.	7,473	181,519
Loews Corp.	8,184	272,609
Marsh & McLennan Cos., Inc.	12,109	273,058
MetLife, Inc.	19,085	720,650
Principal Financial Group, Inc.	7,865	184,356
Prudential Financial, Inc.	10,830	581,138
The Allsate Corp.	12,476	358,435
The Progressive Corp.	16,156	302,440
The Travelers Cos., Inc.	11,531	567,902
Torchmark Corp.	1,757	86,989
Unum Group#	7,476	162,229
XL Capital Ltd., Class A	7,749	124,062

		8,683,312

Internet — 2.0%
Akamai Technologies, Inc.*	3,791	153,801
Amazon.com, Inc.*	8,047	879,215
eBay, Inc.*	26,628	522,175
Expedia, Inc.#	4,988	93,675
Google, Inc., Class A*	5,647	2,512,633
McAfee, Inc.*	4,000	122,880
priceline.com, Inc.*	1,050	185,367
Symantec Corp.*	18,738	260,083
VeriSign, Inc.*	4,009	106,439
Yahoo!, Inc.*	27,620	381,984

		5,218,252

Iron & Steel — 0.3%
AK Steel Holding Corp.	2,192	26,128
Allegheny Technologies, Inc.#	2,278	100,665
Cliffs Natural Resources, Inc.	3,100	146,196
Nucor Corp.#	7,635	292,268
United States Steel Corp.#	3,203	123,476

		688,733

Leisure Time — 0.2%
Carnival Corp.	10,045	303,761
Harley-Davidson, Inc.#	5,728	127,333

		431,094

Lodging — 0.2%
Marriott International, Inc., Class A#	5,754	172,275
Starwood Hotels & Resorts Worldwide, Inc.#	4,252	176,160
Wyndham Worldwide Corp.	4,160	83,782

	Number of Shares	Value†

Lodging — (continued)
Wynn Resorts Ltd.	1,600	$122,032

		554,249

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.#	14,528	872,697

Machinery — Diversified — 0.5%
Cummins, Inc.#	4,874	317,444
Deere & Co.	9,832	547,446
Flowserve Corp.	1,300	110,240
Rockwell Automation, Inc.#	3,271	160,573
Roper Industries, Inc.#	2,200	123,112

		1,258,815

Media — 2.5%
CBS Corp., Class B#	16,525	213,668
Comcast Corp., Class A	66,934	1,162,644
DIRECTV, Class A*	21,800	739,456
Discovery Communications, Inc., Class A*#	6,600	235,686
Gannett Co., Inc.#	6,174	83,102
Meredith Corp.	724	22,538
News Corp., Class A	52,660	629,814
Scripps Networks Interactive, Inc., Class A	2,356	95,041
The McGraw-Hill Cos., Inc.#	7,686	216,284
The New York Times Co., Class A*#	2,813	24,332
The Walt Disney Co.#	45,777	1,441,975
Time Warner Cable, Inc.	8,196	426,848
Time Warner, Inc.	27,304	789,359
Viacom, Inc., Class B	14,081	441,721

		6,522,468

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	3,225	331,917

Mining — 0.7%
Alcoa, Inc.#	23,248	233,875
Freeport-McMoRan Copper & Gold, Inc.	10,998	650,312
Newmont Mining Corp.	11,383	702,786
Titanium Metals Corp.*#	1,912	33,632
Vulcan Materials Co.#	3,041	133,287

		1,753,892

Miscellaneous Manufacturing — 2.9%
3M Co.	16,780	1,325,452
Danaher Corp.	12,168	451,676
Dover Corp.	4,605	192,443
Eastman Kodak Co.*#	5,639	24,473
Eaton Corp.	4,020	263,069
General Electric Co.	250,225	3,608,245
Honeywell International, Inc.	17,808	695,046
Illinois Tool Works, Inc.	8,873	366,277
ITT Corp.	4,454	200,074
Leggett & Platt, Inc.#	3,354	67,281
Pall Corp.	2,645	90,909
Parker Hannifin Corp.	3,781	209,694
Textron, Inc.#	6,076	103,110

		7,597,749

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	5,161	$113,336
Xerox Corp.	31,055	249,682

		363,018

Oil & Gas — 7.3%
Anadarko Petroleum Corp.	11,459	413,555
Apache Corp.	7,927	667,374
Cabot Oil & Gas Corp.#	2,622	82,121
Chesapeake Energy Corp.#	15,010	314,460
Chevron Corp.	46,870	3,180,598
ConocoPhillips	34,880	1,712,259
Denbury Resources, Inc.*#	9,300	136,152
Devon Energy Corp.	10,329	629,243
Diamond Offshore Drilling, Inc.#	1,600	99,504
EOG Resources, Inc.	5,858	576,251
EQT Corp.	3,100	112,034
Exxon Mobil Corp.	119,966	6,846,444
Helmerich & Payne, Inc.	2,400	87,648
Hess Corp.	6,797	342,161
Marathon Oil Corp.	16,451	511,462
Murphy Oil Corp.	4,317	213,907
Nabors Industries Ltd.*	6,908	121,719
Noble Energy, Inc.	4,169	251,516
Occidental Petroleum Corp.	19,058	1,470,325
Pioneer Natural Resources Co.#	2,900	172,405
Questar Corp.#	4,290	195,152
Range Resources Corp.	3,823	153,493
Rowan Cos., Inc.*	2,403	52,722
Southwestern Energy Co.*	8,390	324,190
Sunoco, Inc.	2,986	103,823
Tesoro Corp.	3,894	45,443
Valero Energy Corp.	13,340	239,853

		19,055,814

Oil & Gas Services — 1.3%
Baker Hughes, Inc.#	10,328	429,335
Cameron International Corp.*	5,639	183,380
FMC Technologies, Inc.*#	2,800	147,448
Halliburton Co.	21,069	517,244
National-Oilwell Varco, Inc.	9,523	314,925
Schlumberger Ltd.	27,844	1,540,887
Smith International, Inc.	5,621	211,631

		3,344,850

Packaging and Containers — 0.2%
Ball Corp.	2,413	127,479
Bemis Co., Inc.	2,549	68,823
Owens-Illinois, Inc.*	4,000	105,800
Pactiv Corp.*	3,358	93,520
Sealed Air Corp.	4,033	79,531

		475,153

Pharmaceuticals — 4.6%
Abbott Laboratories	36,396	1,702,605
Allergan, Inc.	7,116	414,578
AmerisourceBergen Corp.	6,500	206,375

	Number of Shares	Value†

Pharmaceuticals — (continued)
Bristol-Myers Squibb Co.	40,097	$1,000,019
Cardinal Health, Inc.	8,282	278,358
Cephalon, Inc.*#	1,800	102,150
Eli Lilly & Co.#	23,654	792,409
Express Scripts, Inc.*	12,826	603,079
Forest Laboratories, Inc.*	7,462	204,683
King Pharmaceuticals, Inc.*	6,325	48,007
McKesson Corp.	6,225	418,071
Mead Johnson Nutrition Co.	4,968	248,996
Medco Health Solutions, Inc.*	10,813	595,580
Merck & Co., Inc.	72,627	2,539,766
Mylan, Inc.*#	6,856	116,826
Pfizer, Inc.	189,156	2,697,365
Watson Pharmaceuticals, Inc.*	2,643	107,226

		12,076,093

Pipelines — 0.3%
El Paso Corp.	17,041	189,325
Oneok, Inc.	2,400	103,800
Spectra Energy Corp.	14,884	298,722
The Williams Cos., Inc.	14,034	256,542

		848,389

Real Estate — 0.0%
CB Richard Ellis Group, Inc., Class A*#	6,701	91,201

Retail — 5.2%
Abercrombie & Fitch Co., Class A	2,300	70,587
AutoNation, Inc.*#	2,619	51,071
AutoZone, Inc.*#	741	143,176
Bed Bath & Beyond, Inc.*	6,366	236,051
Best Buy Co., Inc.	7,868	266,410
Big Lots, Inc.*	1,697	54,457
CarMax, Inc.*	5,200	103,480
Costco Wholesale Corp.	10,177	558,005
CVS Caremark Corp.	32,467	951,932
Darden Restaurants, Inc.#	3,540	137,529
Family Dollar Stores, Inc.	3,533	133,159
GameStop Corp., Class A*#	3,164	59,452
Home Depot, Inc.	39,904	1,120,105
J.C. Penney Co., Inc.	5,444	116,937
Kohl’s Corp.*	7,101	337,297
Lowe’s Cos., Inc.#	33,240	678,761
Ltd. Brands, Inc.	6,260	138,158
Macy’s, Inc.	10,327	184,853
McDonald’s Corp.	25,078	1,651,888
Nordstrom, Inc.	3,737	120,294
O’Reilly Automotive, Inc.*#	3,200	152,192
Office Depot, Inc.*	5,343	21,586
RadioShack Corp.	2,567	50,082
Ross Stores, Inc.#	3,000	159,870
Sears Holding Corp.*#	1,169	75,576
Staples, Inc.	16,837	320,745
Starbucks Corp.	17,844	433,609
Target Corp.	17,432	857,131
The Gap, Inc.#	11,482	223,440

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Tiffany & Co.	3,164	$119,947
TJX Cos., Inc.	9,609	403,098
Urban Outfitters, Inc.*#	3,100	106,609
Wal-Mart Stores, Inc.	48,526	2,332,645
Walgreen Co.	23,079	616,209
Yum! Brands, Inc.	10,769	420,422

		13,406,763

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	137,786

Semiconductors — 2.2%
Advanced Micro Devices, Inc.*#	14,668	107,370
Altera Corp.#	7,465	185,207
Analog Devices, Inc.#	7,076	197,137
Applied Materials, Inc.#	31,121	374,074
Broadcom Corp., Class A	9,951	328,084
Intel Corp.	130,075	2,529,959
KLA-Tencor Corp.#	4,327	120,637
Linear Technology Corp.	5,441	151,314
LSI Corp.*	17,472	80,371
MEMC Electronic Materials, Inc.*#	5,556	54,893
Microchip Technology, Inc.#	4,718	130,877
Micron Technology, Inc.*#	19,286	163,738
National Semiconductor Corp.	6,223	83,762
Novellus Systems, Inc.*	1,953	49,528
NVIDIA Corp.*	13,754	140,428
QLogic Corp.*	2,593	43,096
Teradyne, Inc.*	3,357	32,731
Texas Instruments, Inc.	29,281	681,662
Xilinx, Inc.	6,864	173,385

		5,628,253

Software — 3.2%
Adobe Systems, Inc.*#	12,105	319,935
Autodesk, Inc.*	5,481	133,517
BMC Software, Inc.*	4,337	150,190
CA, Inc.	9,639	177,358
Cerner Corp.*#	1,500	113,835
Citrix Systems, Inc.*#	4,091	172,763
Compuware Corp.*	5,119	40,850
Dun & Bradstreet Corp.	1,100	73,832
Electronic Arts, Inc.*	7,730	111,312
Fidelity National Information Services, Inc.	7,959	213,460
Fiserv, Inc.*	3,507	160,130
Intuit, Inc.*	7,680	267,033
Microsoft Corp.	179,015	4,119,135
Novell, Inc.*	6,923	39,323
Oracle Corp.	92,013	1,974,599
Red Hat, Inc.*	4,700	136,018
Salesforce.com, Inc.*#	2,700	231,714

		8,435,004

Telecommunications — 4.7%
American Tower Corp., Class A*#	9,359	416,475
AT&T, Inc.	138,343	3,346,517
CenturyLink, Inc.#	6,775	225,675

	Number of Shares	Value†

Telecommunications — (continued)
Cisco Systems, Inc.*	134,180	$2,859,376
Corning, Inc.	36,315	586,487
Frontier Communications Corp.#	8,044	57,193
Harris Corp.	3,300	137,445
JDS Uniphase Corp.*#	4,496	44,241
Juniper Networks, Inc.*#	12,071	275,460
MetroPCS Communications, Inc.*#	6,400	52,416
Motorola, Inc.*#	53,526	348,990
QUALCOMM, Inc.	38,271	1,256,820
Qwest Communications International, Inc.#	33,470	175,717
Sprint Nextel Corp.*#	67,883	287,824
Tellabs, Inc.	8,076	51,606
Verizon Communications, Inc.	66,776	1,871,063
Windstream Corp.#	11,251	118,811

		12,112,116

Textiles — 0.0%
Cintas Corp.	3,455	82,816

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,712	111,463
Mattel, Inc.	8,881	187,922

		299,385

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.#	3,739	208,113
CSX Corp.#	9,022	447,762
Expeditors International of Washington, Inc.#	5,273	181,971
FedEx Corp.#	7,266	509,419
Norfolk Southern Corp.	8,552	453,683
Ryder System, Inc.	1,125	45,259
Union Pacific Corp.	11,710	813,962
United Parcel Service, Inc., Class B	23,274	1,324,058

		3,984,227

TOTAL COMMON STOCKS (Cost $245,349,224)		215,456,375

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Apartments — 0.1%
Apartment Investment & Management Co., Class A#	2,762	53,500
AvalonBay Communities, Inc.#	1,792	167,319
Equity Residential#	6,292	261,999

		482,818

Forest Products & Paper — 0.1%
Plum Creek Timber Co.#	4,147	143,196

Healthcare — 0.2%
HCP, Inc.#	6,650	214,462
Health Care REIT, Inc.#	2,900	122,148
Ventas, Inc.#	3,700	173,715

		510,325

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.#	15,376	207,268

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — 0.0%
ProLogis#	10,529	$106,659

Mixed Industrial/Office — 0.1%
Vornado Realty Trust#	3,787	276,262

Office Property — 0.1%
Boston Properties, Inc.	3,142	224,150

Regional Malls — 0.2%
Simon Property Group, Inc.#	6,628	535,211

Storage & Warehousing — 0.1%
Public Storage	3,116	273,928

Strip Centers — 0.1%
Kimco Realty Corp.	10,364	139,292

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,062,869)		2,899,109

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills 0.080%, 10/14/10 (Cost $707,835)	$708	707,687

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,417,297	1,417,297
BlackRock Liquidity Funds TempFund - Institutional Shares	1,417,297	1,417,297

TOTAL SHORT-TERM INVESTMENTS (Cost $2,834,594)		2,834,594

SECURITIES LENDING COLLATERAL — 14.8%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $38,571,452)	38,571,452	38,571,452

TOTAL INVESTMENTS — 100.0% (Cost $290,525,974)		$260,469,217

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$215,456,375	$215,456,375	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,899,109	2,899,109	—	—
U.S. TREASURY OBLIGATIONS	707,687	—	707,687	—
SHORT-TERM INVESTMENTS	2,834,594	2,834,594	—	—
SECURITIES LENDING COLLATERAL	38,571,452	38,571,452	—	—

TOTAL INVESTMENTS	$260,469,217	$259,761,530	$707,687	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 75.6%
Advertising — 0.7%
Focus Media Holding Ltd. ADR*#	47,070	$730,997

Aerospace & Defense — 1.5%
Goodrich Corp.	22,710	1,504,537

Airlines — 1.1%
Continental Airlines, Inc., Class B*	47,810	1,051,820

Apparel — 1.3%
Coach, Inc.	35,190	1,286,194

Auto Parts & Equipment — 0.3%
BorgWarner, Inc.*#	9,290	346,889

Banks — 1.6%
Bank of Hawaii Corp.	14,070	680,285
Comerica, Inc.	24,680	908,964

		1,589,249

Beverages — 1.8%
Brown-Forman Corp., Class B#	11,320	647,843
Green Mountain Coffee Roasters, Inc.*#	25,970	667,429
Hansen Natural Corp.*	10,460	409,091

		1,724,363

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.*	21,540	1,102,633
Dendreon Corp.*	6,910	223,400
Human Genome Sciences, Inc.*#	20,680	468,609
United Therapeutics Corp.*#	11,850	578,398

		2,373,040

Building Materials — 0.6%
Owens Corning*	18,250	545,858

Chemicals — 2.0%
Ecolab, Inc.	28,030	1,258,827
Valspar Corp.#	24,390	734,627

		1,993,454

Coal — 1.6%
Alpha Natural Resources, Inc.*	18,890	639,804
Walter Energy, Inc.#	14,930	908,491

		1,548,295

Commercial Services — 1.3%
Quanta Services, Inc.*#	37,540	775,201
SuccessFactors, Inc.*	22,550	468,815

		1,244,016

Computers — 1.6%
NetApp, Inc.*	43,300	1,615,523

Distribution & Wholesale — 1.2%
Fastenal Co.#	23,720	1,190,507

Diversified Financial Services — 3.5%
Affiliated Managers Group, Inc.*	13,550	823,433
IntercontinentalExchange, Inc.*	12,230	1,382,357
T. Rowe Price Group, Inc.	27,300	1,211,847

		3,417,637

	Number of Shares	Value†

Electronics — 1.5%
Dolby Laboratories, Inc., Class A*	12,600	$789,894
Waters Corp.*	11,390	736,933

		1,526,827

Food — 2.1%
The Hershey Co.#	17,170	822,958
Whole Foods Market, Inc.*#	35,100	1,264,302

		2,087,260

Hand & Machine Tools — 0.4%
Stanley Black & Decker, Inc.	7,900	399,108

Healthcare Products — 4.0%
CareFusion Corp.*	15,570	353,439
Edwards Lifesciences Corp.*	21,150	1,184,823
Henry Schein, Inc.*#	15,320	841,068
Intuitive Surgical, Inc.*#	3,400	1,073,108
Sirona Dental Systems, Inc.*	13,780	480,095

		3,932,533

Healthcare Services — 2.4%
CIGNA Corp.	19,440	603,806
DaVita, Inc.*	13,840	864,170
Universal Health Services, Inc., Class B	23,350	890,802

		2,358,778

Hotels & Resorts — 0.4%
Ctrip.com International Ltd. ADR*	10,860	407,902

Insurance — 0.5%
Lincoln National Corp.	18,660	453,251

Internet — 4.6%
Akamai Technologies, Inc.*#	13,780	559,055
F5 Networks, Inc.*	28,210	1,934,360
GSI Commerce, Inc.*	29,830	859,104
MercadoLibre, Inc.*#	10,940	574,897
VeriSign, Inc.*	21,070	559,408

		4,486,824

Iron & Steel — 0.8%
Cliffs Natural Resources, Inc.	7,500	353,700
United States Steel Corp.#	11,980	461,829

		815,529

Leisure Time — 1.0%
WMS Industries, Inc.*	25,955	1,018,734

Lodging — 2.5%
Starwood Hotels & Resorts Worldwide, Inc.#	30,510	1,264,029
Wynn Resorts Ltd.	15,750	1,201,253

		2,465,282

Machinery — Construction & Mining — 0.9%
Joy Global, Inc.	17,230	863,051

Machinery — Diversified — 1.6%
Cummins, Inc.#	23,670	1,541,627

Metal Fabricate/Hardware — 0.4%
Precision Castparts Corp.	3,500	360,220

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 0.7%
Silver Wheaton Corp.*	33,300	$669,330

Miscellaneous Manufacturing — 0.8%
Parker Hannifin Corp.	14,400	798,624

Oil & Gas — 4.4%
Cimarex Energy Co.	13,570	971,340
Concho Resources, Inc.*	14,360	794,539
Oasis Petroleum, Inc.*#	25,190	365,255
Questar Corp.#	18,920	860,671
Range Resources Corp.	18,365	737,355
Whiting Petroleum Corp.*#	7,280	570,898

		4,300,058

Pharmaceuticals — 2.8%
AmerisourceBergen Corp.	34,790	1,104,582
Biovail Corp.	21,500	413,660
Mead Johnson Nutrition Co.	24,140	1,209,897

		2,728,139

Real Estate — 1.0%
CB Richard Ellis Group, Inc., Class A*#	70,660	961,683

Retail — 6.2%
Abercrombie & Fitch Co., Class A	19,080	585,565
Bed Bath & Beyond, Inc.*	21,970	814,647
Dollar Tree, Inc.*	16,475	685,854
Guess?, Inc.	21,420	669,161
Hhgregg, Inc.*#	19,730	460,104
Nordstrom, Inc.	24,640	793,162
Panera Bread Co., Class A*	11,270	848,518
Urban Outfitters, Inc.*#	35,900	1,234,601

		6,091,612

Semiconductors — 8.9%
ASML Holding N.V.	35,330	970,515
Broadcom Corp., Class A	36,260	1,195,492
Cree, Inc.*	11,710	702,951
Lam Research Corp.*	37,260	1,418,116
Marvell Technology Group Ltd.*	62,270	981,375
Micron Technology, Inc.*#	142,550	1,210,250
Netlogic Microsystems, Inc.*#	37,850	1,029,520
Varian Semiconductor Equipment Associates, Inc.*	42,762	1,225,559

		8,733,778

Software — 2.6%
Cerner Corp.*#	6,280	476,589
MSCI, Inc., Class A*	19,670	538,958
Salesforce.com, Inc.*#	18,460	1,584,237

		2,599,784

Telecommunications — 2.2%
Aruba Networks, Inc.*#	38,140	543,114
Atheros Communications, Inc.*	38,040	1,047,621
Crown Castle International Corp.*	16,330	608,456

		2,199,191

	Number of Shares	Value†

Transportation — 0.4%
Canadian Pacific Railway Ltd.	7,290	$390,890

TOTAL COMMON STOCKS (Cost $64,310,538)		74,352,394

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Mixed Industrial/Office — 0.9%
Digital Realty Trust, Inc.# (Cost $672,325)	15,930	918,842

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds TempCash - Institutional Shares (Cost $1,080,913)	1,080,913	1,080,913

SECURITIES LENDING COLLATERAL — 22.4%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $21,997,486)	21,997,486	21,997,486

TOTAL INVESTMENTS — 100.0% (Cost $88,061,262)		$98,349,635

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$74,352,394	$74,352,394	$—	$—
REAL ESTATE INVESTMENT TRUSTS	918,842	918,842	—	—
SHORT-TERM INVESTMENTS	1,080,913	1,080,913	—	—
SECURITIES LENDING COLLATERAL	21,997,486	21,997,486	—	—

TOTAL INVESTMENTS	$98,349,635	$98,349,635	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 67.8%
Aerospace & Defense — 0.8%
Empresa Brasileira de Aeronautic S.A. ADR#	44,500	$932,275

Auto Manufacturers — 0.5%
Navistar International Corp.*	13,100	644,520

Auto Parts & Equipment — 2.6%
American Axle & Manufacturing Holdings, Inc.*#	44,200	323,986
Lear Corp.*	20,500	1,357,100
WABCO Holdings, Inc.*#	47,000	1,479,560

		3,160,646

Banks — 6.3%
Comerica, Inc.	23,900	880,237
Fifth Third Bancorp#	136,500	1,677,585
First Horizon National Corp.*#	36,465	417,524
KeyCorp#	68,700	528,303
Regions Financial Corp.#	200,700	1,320,606
SunTrust Banks, Inc.	56,600	1,318,780
Synovus Financial Corp.#	175,600	446,024
Zions Bancorporation#	50,400	1,087,128

		7,676,187

Beverages — 1.2%
Dr. Pepper Snapple Group, Inc.#	39,000	1,458,210

Building Materials — 2.2%
Masco Corp.#	66,400	714,464
Owens Corning*	64,500	1,929,195

		2,643,659

Commercial Services — 2.4%
Lender Processing Services, Inc.	43,750	1,369,813
Moody’s Corp.#	79,000	1,573,680

		2,943,493

Diversified Financial Services — 1.6%
Invesco Ltd.#	89,800	1,511,334
Jefferies Group, Inc.#	17,500	368,900

		1,880,234

Electric — 5.7%
Allegheny Energy, Inc.#	32,900	680,372
Alliant Energy Corp.	29,900	949,026
CMS Energy Corp.#	80,300	1,176,395
DPL, Inc.	41,700	996,630
DTE Energy Co.#	12,700	579,247
NRG Energy, Inc.*#	59,600	1,264,116
NV Energy, Inc.	106,800	1,261,308

		6,907,094

Electrical Components & Equipment — 1.1%
Energizer Holdings, Inc.*	27,200	1,367,616

Electronics — 1.1%
Avnet, Inc.*	53,500	1,289,885

Engineering & Construction — 1.5%
Chicago Bridge & Iron Co. NV*#	66,200	1,245,222

	Number of Shares	Value†

Engineering & Construction — (continued)
McDermott International, Inc.*	29,200	$632,472

		1,877,694

Food — 0.2%
The J.M. Smucker Co.	4,200	252,924

Healthcare Services — 3.2%
Aetna, Inc.	31,000	817,780
CIGNA Corp.	30,300	941,118
Coventry Health Care, Inc.*	41,450	732,836
MEDNAX, Inc.*	24,400	1,356,884

		3,848,618

Home Builders — 0.6%
KB Home#	66,100	727,100

Home Furnishings — 1.2%
Whirlpool Corp.#	17,100	1,501,722

Insurance — 7.0%
Assurant, Inc.	44,300	1,537,210
Fidelity National Financial, Inc., Class A#	39,100	507,909
Lincoln National Corp.	61,300	1,488,977
PartnerRe Ltd.	13,400	939,876
Principal Financial Group, Inc.#	65,600	1,537,664
StanCorp Financial Group, Inc.	30,100	1,220,254
W. R. Berkley Corp.#	45,900	1,214,514

		8,446,404

Iron & Steel — 1.4%
Cliffs Natural Resources, Inc.	15,500	730,980
United States Steel Corp.#	23,700	913,635

		1,644,615

Leisure Time — 1.0%
Harley-Davidson, Inc.#	54,900	1,220,427

Machinery — Construction & Mining — 1.9%
Bucyrus International, Inc.	24,500	1,162,525
Terex Corp.*#	63,900	1,197,486

		2,360,011

Machinery — Diversified — 0.5%
AGCO Corp.*#	24,200	652,674

Media — 2.0%
Cablevision Systems Corp., Class A	32,400	777,924
The McGraw-Hill Cos., Inc.#	56,700	1,595,538

		2,373,462

Mining — 1.4%
Teck Resources Ltd., Class B#	56,500	1,671,270

Miscellaneous Manufacturing — 1.0%
Ingersoll-Rand Plc#	36,900	1,272,681

Oil & Gas — 6.9%
Cabot Oil & Gas Corp.#	22,100	692,172
Denbury Resources, Inc.*#	63,300	926,712
Newfield Exploration Co.*	33,800	1,651,468

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Noble Corp.	35,100	$1,084,941
Noble Energy, Inc.	16,800	1,013,544
Southwestern Energy Co.*	26,100	1,008,504
Whiting Petroleum Corp.*#	24,400	1,913,448

		8,290,789

Oil & Gas Services — 1.1%
National-Oilwell Varco, Inc.	19,600	648,172
Oceaneering International, Inc.*	15,900	713,910

		1,362,082

Packaging and Containers — 1.3%
Temple-Inland, Inc.#	74,700	1,544,049

Pharmaceuticals — 4.2%
AmerisourceBergen Corp.	54,600	1,733,550
NBTY, Inc.*	59,200	2,013,392
Shire Plc ADR#	22,600	1,387,188

		5,134,130

Retail — 3.7%
J.C. Penney Co., Inc.	68,900	1,479,972
Ltd. Brands, Inc.	66,600	1,469,862
Macy’s, Inc.#	82,600	1,478,540

		4,428,374

Semiconductors — 0.8%
Lam Research Corp.*	25,000	951,500

Telecommunications — 1.0%
Anixter International, Inc.*	27,200	1,158,720

Transportation — 0.4%
Ship Finance International Ltd.#	23,996	429,048

TOTAL COMMON STOCKS (Cost $82,471,140)		82,052,113

REAL ESTATE INVESTMENT TRUSTS — 3.1%
Building & Real Estate — 0.5%
Annaly Capital Management, Inc.	35,100	601,965

Mixed Industrial/Office — 0.8%
Vornado Realty Trust#	13,716	1,000,582

Office Property — 1.1%
Alexandria Real Estate Equities, Inc.#	8,300	525,971
Boston Properties, Inc.#	10,400	741,936

		1,267,907

Regional Malls — 0.7%
The Macerich Co.#	22,677	846,306

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,383,938)		3,716,760

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.4%
BlackRock Liquidity Funds FedFund - Institutional Shares	2,062,893	$2,062,893
BlackRock Liquidity Funds TempFund - Institutional Shares	2,062,894	2,062,894

TOTAL SHORT-TERM INVESTMENTS (Cost $4,125,787)		4,125,787

SECURITIES LENDING COLLATERAL — 25.7%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $31,027,100)	31,027,100	31,027,100

TOTAL INVESTMENTS — 100.0% (Cost $120,007,965)		$120,921,760

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$82,052,113	$82,052,113	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,716,760	3,716,760	—	—
SHORT-TERM INVESTMENTS	4,125,787	4,125,787	—	—
SECURITIES LENDING COLLATERAL	31,027,100	31,027,100	—	—

TOTAL INVESTMENTS	$120,921,760	$120,921,760	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 72.4%
Advertising — 3.1%
Omnicom Group, Inc.#	23,400	$802,620
The Interpublic Group of Cos., Inc.*	121,900	869,147

		1,671,767

Aerospace & Defense — 0.2%
Curtiss-Wright Corp.	3,700	107,448

Apparel — 0.5%
VF Corp.	3,500	249,130

Auto Parts & Equipment — 2.3%
Lear Corp.*#	4,700	311,140
WABCO Holdings, Inc.*#	29,600	931,808

		1,242,948

Banks — 9.4%
CIT Group, Inc.*	4,800	162,528
City National Corp.	15,400	788,942
Comerica, Inc.	21,300	784,479
Commerce Bancshares, Inc.	10,160	365,658
Cullen/Frost Bankers, Inc.	9,600	493,440
KeyCorp#	96,500	742,085
M&T Bank Corp.#	4,800	407,760
Signature Bank*	2,300	87,423
SunTrust Banks, Inc.	13,300	309,890
TCF Financial Corp.#	25,980	431,528
UMB Financial Corp.	5,000	177,800
Zions Bancorporation#	15,100	325,707

		5,077,240

Building Materials — 0.4%
Simpson Manufacturing Co., Inc.#	6,100	149,755
Universal Forest Products, Inc.	2,900	87,899

		237,654

Chemicals — 1.4%
Air Products & Chemicals, Inc.	4,800	311,088
Celanese Corp., Series A	4,000	99,640
Olin Corp.	20,400	369,036

		779,764

Commercial Services — 1.5%
FTI Consulting, Inc.*#	8,700	379,233
Pharmaceutical Product Development, Inc.	6,600	167,706
The Western Union Co.	16,200	241,542

		788,481

Computers — 0.5%
Diebold, Inc.#	10,900	297,025

Diversified Financial Services — 2.2%
Invesco Ltd.#	12,200	205,326
Jefferies Group, Inc.#	6,600	139,128
Lazard Ltd., Class A#	27,200	726,512
Raymond James Financial, Inc.#	5,700	140,733

		1,211,699

	Number of Shares	Value†

Electric — 1.8%
CMS Energy Corp.#	30,800	$451,220
Northeast Utilities	8,900	226,772
PPL Corp.	10,900	271,955

		949,947

Electrical Components & Equipment — 0.7%
AMETEK, Inc.	9,100	365,365

Electronics — 0.8%
Trimble Navigation Ltd.*	7,600	212,800
Tyco Electronics Ltd.	9,100	230,958

		443,758

Entertainment — 0.3%
Penn National Gaming, Inc.*	6,900	159,390

Environmental Control — 0.6%
Republic Services, Inc.	10,495	312,017
Tetra Tech, Inc.*	1,900	37,259

		349,276

Hand & Machine Tools — 0.5%
Kennametal, Inc.	10,900	277,187

Healthcare Products — 3.7%
DENTSPLY International, Inc.	3,100	92,721
Kinetic Concepts, Inc.*	10,900	397,959
Patterson Cos., Inc.#	21,000	599,130
The Cooper Cos., Inc.	16,200	644,598
Zimmer Holdings, Inc.*	4,700	254,035

		1,988,443

Healthcare Services — 1.5%
DaVita, Inc.*	5,100	318,444
HealthSouth Corp.*#	15,800	295,618
Universal Health Services, Inc., Class B	5,500	209,825

		823,887

Household Products & Wares — 1.1%
Fortune Brands, Inc.#	14,700	575,946

Insurance — 2.3%
ACE Ltd.#	4,200	216,216
AON Corp.	5,800	215,296
Markel Corp.*	600	204,000
PartnerRe Ltd.	6,300	441,882
W. R. Berkley Corp.	5,300	140,238

		1,217,632

Internet — 1.4%
McAfee, Inc.*	8,100	248,832
NutriSystem, Inc.#	22,500	516,150

		764,982

Iron & Steel — 2.0%
Reliance Steel & Aluminum Co.#	11,000	397,650
Steel Dynamics, Inc.	24,300	320,517
United States Steel Corp.#	9,400	362,370

		1,080,537

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 0.3%
Marriott International, Inc., Class A#	5,596	$167,544

Media — 0.6%
Meredith Corp.	9,800	305,074

Mining — 1.9%
Agnico-Eagle Mines Ltd.	7,900	480,162
IAMGOLD Corp.	24,100	426,088
Royal Gold, Inc.	2,000	96,000

		1,002,250

Miscellaneous Manufacturing — 3.8%
Actuant Corp., Class A	1,200	22,596
Eaton Corp.	9,400	615,136
Pall Corp.	7,600	261,212
Parker Hannifin Corp.	6,900	382,674
Pentair, Inc.	4,500	144,900
Tyco International Ltd.#	17,100	602,433

		2,028,951

Oil & Gas — 3.6%
Cabot Oil & Gas Corp.#	6,300	197,316
EOG Resources, Inc.#	2,100	206,577
EQT Corp.	16,500	596,310
Forest Oil Corp.*	3,300	90,288
Helmerich & Payne, Inc.	3,200	116,864
Questar Corp.#	11,300	514,037
Range Resources Corp.#	5,500	220,825

		1,942,217

Oil & Gas Services — 1.4%
Halliburton Co.	18,681	458,619
Weatherford International Ltd.*	22,300	293,022

		751,641

Packaging and Containers — 2.0%
Ball Corp.#	8,100	427,923
Greif, Inc., Class A	6,300	349,902
Owens-Illinois, Inc.*	12,000	317,400

		1,095,225

Pharmaceuticals — 4.4%
AmerisourceBergen Corp.	13,500	428,625
McKesson Corp.#	5,500	369,380
Mylan, Inc.*#	34,900	594,696
Par Pharmaceutical Cos., Inc.*	5,500	142,780
Warner Chilcott Plc, Class A*	23,900	546,115
Watson Pharmaceuticals, Inc.*	6,500	263,705

		2,345,301

Pipelines — 2.8%
El Paso Corp.	71,800	797,698
The Williams Cos., Inc.	37,500	685,500

		1,483,198

	Number of Shares	Value†

Retail — 2.9%
American Eagle Outfitters, Inc.#	5,300	$62,275
Big Lots, Inc.*	6,200	198,958
Guess?, Inc.	2,600	81,224
J.C. Penney Co., Inc.	12,500	268,500
Nordstrom, Inc.	3,900	125,541
PetSmart, Inc.	14,400	434,448
Pier 1 Imports, Inc.*#	18,500	118,585
Regis Corp.#	17,600	274,032

		1,563,563

Semiconductors — 3.4%
Analog Devices, Inc.#	7,600	211,736
Micron Technology, Inc.*#	56,200	477,138
National Semiconductor Corp.	32,700	440,142
QLogic Corp.*	14,100	234,342
Xilinx, Inc.#	18,400	464,784

		1,828,142

Software — 4.9%
Adobe Systems, Inc.*#	15,422	407,603
Autodesk, Inc.*	7,480	182,213
Fiserv, Inc.*	10,800	493,128
Intuit, Inc.*	18,900	657,153
VeriFone Systems, Inc.*#	46,300	876,459

		2,616,556

Telecommunications — 0.9%
CenturyTel, Inc.#	15,414	513,440

Transportation — 1.2%
Heartland Express, Inc.	12,200	177,144
Kansas City Southern*#	12,900	468,915

		646,059

Water — 0.1%
Aqua America, Inc.#	3,700	65,416

TOTAL COMMON STOCKS (Cost $36,686,685)		39,014,083

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Mixed Industrial/Office — 0.3%
Duke Realty Corp	13,900	157,765

Office Property — 0.6%
Alexandria Real Estate Equities, Inc.	5,100	323,187

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $442,016)		480,952

SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	660,894	660,894
BlackRock Liquidity Funds TempFund - Institutional Shares	660,893	660,893

TOTAL SHORT-TERM INVESTMENTS (Cost $1,321,787)		1,321,787

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MID CORE VALUE FUND

	Number of Shares	Value†
SECURITIES LENDING COLLATERAL — 24.2%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $13,057,802)	13,057,802	$13,057,802

TOTAL INVESTMENTS — 100.0% (Cost $51,508,290)		$53,874,624

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$39,014,083	$39,014,083	$—	$—
REAL ESTATE INVESTMENT TRUSTS	480,952	480,952	—	—
SHORT-TERM INVESTMENTS	1,321,787	1,321,787	—	—
SECURITIES LENDING COLLATERAL	13,057,802	13,057,802	—	—

TOTAL INVESTMENTS	$53,874,624	$53,874,624	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 93.3%
Advertising — 0.7%
The Interpublic Group of Cos., Inc.*	16,300	$116,219

Aerospace & Defense — 0.7%
Esterline Technologies Corp.*	2,438	115,683

Auto Manufacturers — 1.0%
Navistar International Corp.*	1,600	78,720
Oshkosh Corp.*	3,000	93,480

		172,200

Biotechnology — 1.5%
Acorda Therapeutics, Inc.*	5,600	174,216
Vertex Pharmaceuticals, Inc.*	2,300	75,670

		249,886

Chemicals — 1.2%
Celanese Corp., Series A	4,200	104,622
Rockwood Holdings, Inc.*	4,600	104,374

		208,996

Commercial Services — 18.7%
Alliance Data Systems Corp.*	6,600	392,832
Apollo Group, Inc., Class A*	2,200	93,434
Bridgepoint Education, Inc.*	17,900	282,999
Career Education Corp.*	5,300	122,006
Coinstar, Inc.*	5,100	219,147
Euronet Worldwide, Inc.*	6,300	80,577
Gartner, Inc.*	15,615	363,049
Hertz Global Holdings, Inc.*	10,500	99,330
Live Nation Entertainment, Inc.*	21,662	226,368
Manpower, Inc.	5,100	220,218
Resources Connection, Inc.*	12,846	174,705
Ritchie Bros. Auctioneers, Inc.	3,800	69,236
Strayer Education, Inc.	700	145,523
The Corporate Executive Board Co.	7,400	194,398
VistaPrint N.V.*	6,636	315,144
Wright Express Corp.*	6,477	192,367

		3,191,333

Computers — 5.1%
IHS, Inc., Class A*	4,600	268,732
MICROS Systems, Inc.*	3,900	124,293
SYKES Enterprises, Inc.*	33,587	477,943

		870,968

Distribution & Wholesale — 2.1%
LKQ Corp.*	6,200	119,536
Watsco, Inc.	1,000	57,920
WESCO International, Inc.*	5,300	178,451

		355,907

Diversified Financial Services — 0.7%
Raymond James Financial, Inc.	4,800	118,512

Electronics — 1.8%
Dolby Laboratories, Inc., Class A*	1,900	119,111
PerkinElmer, Inc.	5,400	111,618

	Number of Shares	Value†

Electronics — (continued)
Thomas & Betts Corp.*	2,000	$69,400

		300,129

Engineering & Construction — 0.6%
URS Corp.*	2,600	102,310

Entertainment — 4.0%
National CineMedia, Inc.	15,044	250,633
Penn National Gaming, Inc.*	3,100	71,610
Scientific Games Corp., Class A*	38,962	358,450

		680,693

Environmental Control — 0.7%
Clean Harbors, Inc.*	1,900	126,179

Healthcare Products — 4.2%
Align Technology, Inc.*	9,700	144,239
DENTSPLY International, Inc.	3,700	110,667
Gen-Probe, Inc.*	3,800	172,596
NuVasive, Inc.*	5,225	185,278
Sirona Dental Systems, Inc.*	2,833	98,702

		711,482

Healthcare Services — 1.2%
Brookdale Senior Living, Inc.*	7,800	117,000
Covance, Inc.*	1,800	92,376

		209,376

Home Furnishings — 0.9%
TiVo, Inc.*	21,300	157,194

Insurance — 1.2%
Allied World Assurance Co. Holdings Ltd.	1,600	72,608
The Hanover Insurance Group, Inc.	3,000	130,500

		203,108

Internet — 7.6%
Blue Coat Systems, Inc.*	5,500	112,365
Equinix, Inc.*	900	73,098
Expedia, Inc.	9,500	178,410
GSI Commerce, Inc.*	19,383	558,230
NetFlix, Inc.*	1,300	141,245
Sapient Corp.	23,926	242,610

		1,305,958

Iron & Steel — 0.4%
Allegheny Technologies, Inc.	1,700	75,123

Leisure Time — 3.3%
Polaris Industries, Inc.	4,849	264,853
WMS Industries, Inc.*	7,445	292,216

		557,069

Lodging — 2.0%
Gaylord Entertainment Co.*	7,200	159,048
Hyatt Hotels Corp., Class A*	5,050	187,305

		346,353

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Construction & Mining — 0.8%
Bucyrus International, Inc.	2,800	$132,860

Machinery — Diversified — 1.7%
Gardner Denver, Inc.	6,716	299,466

Metal Fabricate/Hardware — 1.0%
Timken Co.	6,500	168,935

Miscellaneous Manufacturing — 1.5%
Acuity Brands, Inc.	3,011	109,540
Leggett & Platt, Inc.	7,500	150,450

		259,990

Oil & Gas — 2.4%
Brigham Exploration Co.*	7,200	110,736
Petrohawk Energy Corp.*	5,433	92,198
Whiting Petroleum Corp.*	2,557	200,520

		403,454

Packaging and Containers — 0.5%
Owens-Illinois, Inc.*	3,100	81,995

Pharmaceuticals — 5.4%
Auxilium Pharmaceuticals, Inc.*	5,000	117,500
Biovail Corp.	12,800	246,272
Mylan, Inc.*	10,133	172,666
Onyx Pharmaceuticals, Inc.*	9,950	214,821
Perrigo Co.	2,900	171,303

		922,562

Real Estate — 0.6%
CB Richard Ellis Group, Inc., Class A*	7,733	105,246

Retail — 5.5%
Aeropostale, Inc.*	5,400	154,656
Dick’s Sporting Goods, Inc.*	5,800	144,362
Express, Inc.*	6,000	98,220
GameStop Corp., Class A*	5,700	107,103
Guess?, Inc.	3,300	103,092
Phillips-Van Heusen Corp.	7,300	337,771

		945,204

Semiconductors — 4.8%
Fairchild Semiconductor International, Inc.*	10,748	90,391
Microsemi Corp.*	20,713	303,031
PMC-Sierra, Inc.*	46,100	346,672
Teradyne, Inc.*	7,800	76,050

		816,144

Software — 1.9%
Quality Systems, Inc.	4,195	243,268
Solera Holdings, Inc.	2,212	80,075

		323,343

Telecommunications — 5.6%
MetroPCS Communications, Inc.*	23,400	191,646
NII Holdings, Inc.*	13,733	446,597
SBA Communications Corp., Class A*	9,200	312,892

		951,135

	Number of Shares	Value†

Transportation — 2.0%
Atlas Air Worldwide Holdings, Inc.*	4,300	$204,250
Nordic American Tanker Shipping	2,600	73,034
UTi Worldwide, Inc.	5,600	69,328

		346,612

TOTAL COMMON STOCKS (Cost $14,645,593)		15,931,624

SHORT-TERM INVESTMENTS — 6.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	575,887	575,887
BlackRock Liquidity Funds TempFund - Institutional Shares	575,887	575,887

TOTAL SHORT-TERM INVESTMENTS (Cost $1,151,774)		1,151,774

TOTAL INVESTMENTS — 100.0% (Cost $15,797,367)		$17,083,398

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$15,931,624	$15,931,624	$—	$—
SHORT-TERM INVESTMENTS	1,151,774	1,151,774	—	—

TOTAL INVESTMENTS	$17,083,398	$17,083,398	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 90.2%
Advertising — 0.9%
The Interpublic Group of Cos., Inc.*	22,500	$160,425

Agriculture — 1.4%
Bunge Ltd.	2,450	120,516
Universal Corp.	3,575	141,856

		262,372

Airlines — 0.6%
Alaska Air Group, Inc.*	2,350	105,633

Apparel — 1.0%
Jones Apparel Group, Inc.	11,400	180,690

Auto Parts & Equipment — 3.8%
Cooper Tire & Rubber Co.	8,450	164,775
Dana Holding Corp.*	20,300	203,000
Federal-Mogul Corp.*	13,300	173,166
TRW Automotive Holdings Corp.*	5,800	159,906

		700,847

Banks — 7.5%
Associated Banc-Corp.	12,800	156,928
CapitalSource, Inc.	11,800	56,168
City National Corp.	1,950	99,898
Comerica, Inc.	6,200	228,346
Marshall & Ilsley Corp.	21,400	153,652
Popular, Inc.*	51,500	138,020
Susquehanna Bancshares, Inc.	15,500	129,115
Umpqua Holdings Corp.	9,100	104,468
Webster Financial Corp.	8,800	157,872
Whitney Holding Corp.	14,900	137,825

		1,362,292

Beverages — 1.1%
Constellation Brands, Inc., Class A*	13,275	207,356

Building Materials — 0.6%
Masco Corp.	9,600	103,296

Chemicals — 4.8%
Arch Chemicals, Inc.	5,450	167,533
Cytec Industries, Inc.	4,300	171,957
Huntsman Corp.	19,500	169,065
PolyOne Corp.*	18,300	154,086
Rockwood Holdings, Inc.*	9,150	207,613

		870,254

Coal — 0.5%
Patriot Coal Corp.*	7,100	83,425

Commercial Services — 2.7%
Convergys Corp.*	20,200	198,162
Hertz Global Holdings, Inc.*	12,600	119,196
Kelly Services, Inc., Class A*	11,500	171,005

		488,363

Computers — 1.4%
Insight Enterprises, Inc.*	11,600	152,656
NCR Corp.*	9,050	109,686

		262,342

	Number of Shares	Value†

Distribution & Wholesale — 1.1%
WESCO International, Inc.*	6,200	$208,754

Diversified Financial Services — 0.6%
MF Global Holdings Ltd.*	17,800	101,638

Electric — 6.4%
CMS Energy Corp.	15,525	227,441
Northeast Utilities	7,200	183,456
NV Energy, Inc.	14,100	166,521
Pepco Holdings, Inc.	15,000	235,200
Portland General Electric Co.	12,100	221,793
Wisconsin Energy Corp.	2,600	131,924

		1,166,335

Electrical Components & Equipment — 1.8%
EnerSys*	6,400	136,768
General Cable Corp.*	7,150	190,547

		327,315

Electronics — 3.6%
Arrow Electronics, Inc.*	4,550	101,693
AU Optronics Corp. ADR	12,540	111,355
Avnet, Inc.*	4,300	103,673
Flextronics International Ltd.*	26,200	146,720
Thomas & Betts Corp.*	5,750	199,525

		662,966

Food — 3.2%
Dean Foods Co.*	15,700	158,099
Smithfield Foods, Inc.*	12,450	185,505
SUPERVALU, Inc.	8,000	86,720
Tyson Foods, Inc., Class A	9,000	147,510

		577,834

Gas — 2.1%
NiSource, Inc.	15,275	221,487
Southern Union Co.	7,600	166,136

		387,623

Healthcare Products — 2.2%
Kinetic Concepts, Inc.*	5,850	213,583
Teleflex, Inc.	3,300	179,124

		392,707

Healthcare Services — 3.5%
AMERIGROUP Corp.*	3,150	102,312
Community Health Systems, Inc.*	6,200	209,622
LifePoint Hospitals, Inc.*	6,350	199,390
Molina Healthcare, Inc.*	4,700	135,360

		646,684

Home Builders — 1.0%
NVR, Inc.*	155	101,530
Pulte Homes, Inc.*	10,500	86,940

		188,470

Household Products & Wares — 1.2%
American Greetings Corp., Class A	11,200	210,112

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 5.0%
Aspen Insurance Holdings Ltd.	6,550	$162,047
Endurance Specialty Holdings Ltd.	4,800	180,144
Fidelity National Financial, Inc., Class A	7,700	100,023
Reinsurance Group of America, Inc.	4,625	211,409
StanCorp Financial Group, Inc.	2,375	96,283
Unum Group	7,775	168,717

		918,623

Iron & Steel — 2.0%
AK Steel Holding Corp.	4,700	56,024
Reliance Steel & Aluminum Co.	5,750	207,862
Steel Dynamics, Inc.	7,900	104,201

		368,087

Leisure Time — 1.5%
Callaway Golf Co.	13,700	82,748
Royal Caribbean Cruises Ltd.*	8,000	182,160

		264,908

Lodging — 1.4%
Boyd Gaming Corp.*	10,900	92,541
Wyndham Worldwide Corp.	7,600	153,064

		245,605

Machinery — Construction & Mining — 1.0%
Terex Corp.*	10,125	189,743

Machinery — Diversified — 0.8%
Briggs & Stratton Corp.	8,600	146,372

Media — 0.6%
CBS Corp., Class B	8,250	106,673

Metal Fabricate/Hardware — 2.2%
Commercial Metals Co.	15,450	204,249
Mueller Industries, Inc.	7,950	195,570

		399,819

Miscellaneous Manufacturing — 0.6%
A. O. Smith Corp.	2,350	113,247

Oil & Gas — 5.2%
Cimarex Energy Co.	2,925	209,371
Forest Oil Corp.*	7,300	199,728
Helmerich & Payne, Inc.	4,750	173,470
Rowan Cos., Inc.*	8,950	196,363
Whiting Petroleum Corp.*	2,175	170,564

		949,496

Oil & Gas Services — 1.6%
Helix Energy Solutions Group, Inc.*	17,300	186,321
Oil States International, Inc.*	2,800	110,824

		297,145

Pharmaceuticals — 0.6%
Par Pharmaceutical Cos., Inc.*	4,500	116,820

Real Estate — 1.4%
CB Richard Ellis Group, Inc., Class A*	9,700	132,017

	Number of Shares	Value†

Real Estate — (continued)
Jones Lang LaSalle, Inc.	2,000	$131,280

		263,297

Retail — 4.2%
AnnTaylor Stores Corp.*	10,100	164,327
Foot Locker, Inc.	8,500	107,270
Office Depot, Inc.*	31,550	127,462
Signet Jewelers Ltd.*	3,700	101,750
The Dress Barn, Inc.*	4,500	107,145
The Men’s Wearhouse, Inc.	8,850	162,486

		770,440

Savings & Loans — 2.8%
Astoria Financial Corp.	9,100	125,216
First Niagara Financial Group, Inc.	16,400	205,492
Washington Federal, Inc.	10,650	172,317

		503,025

Semiconductors — 2.3%
Lam Research Corp.*	4,000	152,240
Siliconware Precision Industries Co. ADR	24,200	129,470
Teradyne, Inc.*	13,200	128,700

		410,410

Telecommunications — 2.5%
Amdocs Ltd.*	3,600	96,660
Anixter International, Inc.*	4,500	191,700
CommScope, Inc.*	6,650	158,070

		446,430

Transportation — 1.5%
Con-way, Inc.	3,200	96,064
Teekay Corp.	7,100	185,807

		281,871

TOTAL COMMON STOCKS (Cost $15,075,276)		16,449,744

REAL ESTATE INVESTMENT TRUSTS — 5.0%
Apartments — 0.8%
Camden Property Trust	3,700	151,145

Factory Outlets — 0.9%
Tanger Factory Outlet Centers, Inc.	3,725	154,141

Hotels & Resorts — 1.8%
DiamondRock Hospitality Co.*	18,800	154,536
Sunstone Hotel Investors, Inc.*	17,409	172,871

		327,407

Office Property — 0.7%
Brandywine Realty Trust	11,700	125,775

Regional Malls — 0.8%
CBL & Associates Properties, Inc.	11,800	146,792

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $873,213)		905,260

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMID CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	439,723	$439,723
BlackRock Liquidity Funds TempFund - Institutional Shares	439,723	439,723

TOTAL SHORT-TERM INVESTMENTS (Cost $879,446)		879,446

TOTAL INVESTMENTS — 100.0% (Cost $16,827,935)		$18,234,450

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$16,449,744	$16,449,744	$—	$—
REAL ESTATE INVESTMENT TRUSTS	905,260	905,260	—	—
SHORT-TERM INVESTMENTS	879,446	879,446	—	—

TOTAL INVESTMENTS	$18,234,450	$18,234,450	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 73.9%
Aerospace & Defense — 1.2%
AeroVironment, Inc.*#	56,469	$1,227,071

Airlines — 2.4%
AirTran Holdings, Inc.*#	321,331	1,558,455
Copa Holdings S.A., Class A#	17,617	779,024

		2,337,479

Apparel — 2.4%
Crocs, Inc.*	51,100	540,638
Iconix Brand Group, Inc.*	76,200	1,094,994
Under Armour, Inc., Class A*#	21,700	718,921

		2,354,553

Auto Parts & Equipment — 0.7%
Tenneco, Inc.*#	32,300	680,238

Banks — 0.7%
CapitalSource, Inc.	154,461	735,234

Biotechnology — 3.3%
AMAG Pharmaceuticals, Inc.*#	65,337	2,244,326
Cubist Pharmaceuticals, Inc.*#	49,298	1,015,539

		3,259,865

Coal — 0.5%
International Coal Group, Inc.*#	124,275	478,459

Commercial Services — 7.8%
Aegean Marine Petroleum Network, Inc.#	100,210	2,002,196
American Public Education, Inc.*#	47,905	2,093,449
Resources Connection, Inc.*	52,075	708,220
SuccessFactors, Inc.*#	32,200	669,438
The Corporate Executive Board Co.	42,124	1,106,597
VistaPrint N.V.*#	24,154	1,147,073

		7,726,973

Computers — 1.7%
Syntel, Inc.#	28,450	965,877
VanceInfo Technologies, Inc. ADR*#	32,789	763,328

		1,729,205

Distribution & Wholesale — 0.7%
Titan Machinery, Inc.*#	51,628	677,876

Diversified Financial Services — 3.5%
Greenhill & Co., Inc.#	12,981	793,529
Higher One Holdings, Inc.*	70,788	1,026,426
MF Global Holdings Ltd.*	94,500	539,595
World Acceptance Corp.*	27,800	1,065,018

		3,424,568

Electric — 0.9%
EnerNOC, Inc.*#	28,070	882,521

Electrical Components & Equipment — 1.7%
Advanced Energy Industries, Inc.*#	132,686	1,630,711

Entertainment — 0.5%
Pinnacle Entertainment, Inc.*	52,885	500,292

	Number of Shares	Value†

Food — 0.6%
Smart Balance, Inc.*	140,839	$576,032

Healthcare Products — 5.1%
Abaxis, Inc.*	51,848	1,111,103
Align Technology, Inc.*#	69,249	1,029,732
Masimo Corp.#	35,823	852,946
NuVasive, Inc.*#	56,755	2,012,532

		5,006,313

Healthcare Services — 1.4%
IPC The Hospitalist Co., Inc.*#	29,083	729,983
WellCare Health Plans, Inc.*	27,384	650,096

		1,380,079

Home Furnishings — 1.0%
Tempur-Pedic International, Inc.*	32,516	999,867

Insurance — 1.5%
MGIC Investment Corp.*#	210,253	1,448,643

Internet — 1.7%
Archipelago Learning, Inc.*	53,249	608,636
Sapient Corp.	102,051	1,034,797

		1,643,433

Leisure Time — 1.5%
Life Time Fitness, Inc.*#	48,075	1,528,304

Machinery — Diversified — 0.7%
Middleby Corp.*#	12,898	686,045

Metal Fabricate/Hardware — 0.7%
Haynes International, Inc.	3,387	104,421
RBC Bearings, Inc.*	18,822	545,650

		650,071

Oil & Gas — 6.9%
Comstock Resources, Inc.*	71,194	1,973,498
Goodrich Petroleum Corp.*#	126,534	1,518,408
Petrohawk Energy Corp.*	134,319	2,279,393
Quicksilver Resources, Inc.*#	97,658	1,074,238

		6,845,537

Pharmaceuticals — 4.4%
BioMarin Pharmaceuticals, Inc.*#	87,767	1,664,062
Cardiome Pharma Corp.*	129,587	1,056,134
Durect Corp.*	298,825	726,145
Pozen, Inc.*#	128,171	898,479

		4,344,820

Retail — 4.7%
AerCap Holdings N.V.*	156,156	1,620,899
Buffalo Wild Wings, Inc.*#	22,797	833,914
Cabela’s, Inc.*#	47,750	675,185
Talbots, Inc.*#	91,575	944,138
Ulta Salon Cosmetics & Fragrance, Inc.*	24,478	579,150

		4,653,286

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 3.4%
Netlogic Microsystems, Inc.*#	75,574	$2,055,613
Teradyne, Inc.*#	137,929	1,344,808

		3,400,421

Software — 6.2%
CommVault Systems, Inc.*	45,872	1,032,120
InnerWorkings, Inc.*#	193,416	1,321,031
NetSuite, Inc.*#	78,280	989,459
Quality Systems, Inc.#	11,700	678,483
Rosetta Stone, Inc.*#	53,113	1,219,474
VeriFone Holdings, Inc.*	45,950	869,834

		6,110,401

Telecommunications — 2.6%
Acme Packet, Inc.*#	37,028	995,313
Atheros Communications, Inc.*	55,850	1,538,109

		2,533,422

Transportation — 3.5%
Celadon Group, Inc.*	48,779	689,735
Echo Global Logistics, Inc.*#	36,170	441,636
Old Dominion Freight Line, Inc.*	27,850	978,649
Scorpio Tankers, Inc.*	65,320	747,914
Vitran Corp., Inc.*	48,499	641,642

		3,499,576

TOTAL COMMON STOCKS (Cost $70,148,671)		72,951,295

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	121,876	121,876
BlackRock Liquidity Funds TempFund - Institutional Shares	121,875	121,875

TOTAL SHORT-TERM INVESTMENTS (Cost $243,751)		243,751

SECURITIES LENDING COLLATERAL — 25.9%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.106%, 04/01/2010 (Cost $25,535,741)	25,535,741	25,535,741

TOTAL INVESTMENTS — 100.0% (Cost $95,928,163)		$98,730,787

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$72,951,295	$72,951,295	$—	$—
SHORT-TERM INVESTMENTS	243,751	243,751	—	—
SECURITIES LENDING COLLATERAL	25,535,741	25,535,741	—	—

TOTAL INVESTMENTS	$98,730,787	$98,730,787	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 66.0%
Aerospace & Defense — 0.9%
AAR Corp.*	40,997	$686,290
Kaman Corp.	24,090	532,871
TransDigm Group, Inc.	6,576	335,573

		1,554,734

Airlines — 1.2%
AirTran Holdings, Inc.*#	289,776	1,405,414
JetBlue Airways Corp.*#	106,750	586,057

		1,991,471

Apparel — 0.7%
G-III Apparel Group Ltd.*#	24,380	558,058
Iconix Brand Group, Inc.*	38,350	551,090

		1,109,148

Auto Parts & Equipment — 0.7%
Tenneco, Inc.*#	23,370	492,172
TRW Automotive Holdings Corp.*#	26,320	725,643

		1,217,815

Banks — 9.6%
Bank of the Ozarks, Inc.#	25,088	889,871
Boston Private Financial Holdings, Inc.	39,959	256,936
Bridge Capital Holdings*	11,083	100,855
Capital City Bank Group, Inc.	4,649	57,555
CoBiz Financial, Inc.#	32,701	215,500
CVB Financial Corp.#	24,540	233,130
East West Bancorp, Inc.	42,503	648,171
F.N.B. Corp.#	48,495	389,415
First Financial Bankshares, Inc.#	22,710	1,092,124
First Midwest Bancorp, Inc.	46,540	565,926
FirstMerit Corp.#	41,868	717,199
Glacier Bancorp, Inc.	85,018	1,247,214
Hancock Holding Co.	23,600	787,296
Heritage Financial Corp.*	13,220	197,903
Home Bancshares, Inc.	20,356	464,320
IBERIABANK Corp.	12,579	647,567
Lakeland Financial Corp.	14,570	291,109
MB Financial, Inc.#	31,290	575,423
Northwest Bancshares, Inc.	27,780	318,637
PacWest Bancorp#	9,960	182,368
Pinnacle Financial Partners, Inc.*#	36,119	464,129
PrivateBancorp, Inc.	17,340	192,127
Prosperity Bancshares, Inc.	31,126	1,081,628
Sandy Spring Bancorp, Inc.#	15,930	223,179
SCBT Financial Corp.	19,517	687,389
Sierra Bancorp#	8,284	95,266
Signature Bank*	36,301	1,379,801
Simmons First National Corp., Class A	9,960	261,550
Southcoast Financial Corp.*	15,901	41,343
Summit State Bank	11,718	73,238
Texas Capital Bancshares, Inc.*#	22,803	373,969
Trico Bancshares#	19,718	333,826
UMB Financial Corp.	14,199	504,916
United Community Banks, Inc.*	18,341	72,447

	Number of Shares	Value†

Banks — (continued)
Webster Financial Corp.	24,600	$441,324

		16,104,651

Building Materials — 0.9%
Comfort Systems USA, Inc.	97,044	937,445
Universal Forest Products, Inc.#	18,287	554,279

		1,491,724

Chemicals — 2.4%
H.B. Fuller Co.	53,346	1,013,041
Minerals Technologies, Inc.	24,509	1,165,158
PolyOne Corp.*	131,904	1,110,632
Rockwood Holdings, Inc.*	8,970	203,529
Solutia, Inc.*	46,083	603,687

		4,096,047

Commercial Services — 2.5%
Aaron’s, Inc.	23,559	402,152
Aegean Marine Petroleum Network, Inc.#	55,871	1,116,303
Convergys Corp.*	51,850	508,648
Monro Muffler Brake, Inc.	12,543	495,825
On Assignment, Inc.*	46,081	231,787
PHH Corp.*#	11,301	215,171
RSC Holdings, Inc.*#	91,976	567,492
Team Health Holdings, Inc.*#	46,780	604,398

		4,141,776

Computers — 1.7%
Electronics for Imaging, Inc.*	85,627	834,863
Mentor Graphics Corp.*	83,210	736,409
MTS Systems Corp.	21,425	621,325
NetScout Systems, Inc.*	40,670	578,327

		2,770,924

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	17,721	257,309

Distribution & Wholesale — 1.7%
Beacon Roofing Supply, Inc.*#	34,518	622,014
Fossil, Inc.*	24,267	842,065
Watsco, Inc.	23,104	1,338,184

		2,802,263

Diversified Financial Services — 1.6%
BGC Partners, Inc., Class A#	39,314	200,895
E*Trade Financial Corp.*	28,592	337,958
KBW, Inc.*	17,169	368,103
Knight Capital Group, Inc., Class A*#	36,490	503,197
MF Global Holdings Ltd.*	57,111	326,104
Ocwen Financial Corp.*#	38,360	390,888
Piper Jaffray Cos.*#	15,520	500,054

		2,627,199

Electric — 3.4%
CH Energy Group, Inc.	1,780	69,847
Cleco Corp.#	45,671	1,206,171
El Paso Electric Co.*	113,709	2,200,269

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
Great Plains Energy, Inc.	12,250	$208,495
MGE Energy, Inc.	8,488	305,908
NorthWestern Corp.#	9,385	245,887
The Empire District Electric Co.#	7,903	148,339
UniSource Energy Corp.	12,273	370,399
Westar Energy, Inc.	40,064	865,783

		5,621,098

Electrical Components & Equipment — 0.7%
EnerSys*	37,906	810,051
Littelfuse, Inc.*	11,116	351,377

		1,161,428

Electronics — 0.7%
Checkpoint Systems, Inc.*	28,050	486,948
Watts Water Technologies, Inc., Class A#	25,920	742,867

		1,229,815

Engineering & Construction — 0.4%
Michael Baker Corp.*	9,010	314,449
MYR Group, Inc.*	17,820	297,416

		611,865

Environmental Control — 0.5%
Waste Connections, Inc.*#	24,304	847,967

Food — 1.1%
Lance, Inc.	25,400	418,846
The Hain Celestial Group, Inc.*#	32,020	645,843
TreeHouse Foods, Inc.*	16,190	739,236

		1,803,925

Forest Products & Paper — 0.1%
Cellu Tissue Holdings, Inc.*	31,290	243,123

Gas — 0.9%
South Jersey Industries, Inc.	7,020	301,579
Southwest Gas Corp.	32,609	961,966
The Laclede Group, Inc.	5,608	185,793

		1,449,338

Hand & Machine Tools — 0.5%
Regal-Beloit Corp.#	14,848	828,221

Healthcare Products — 1.3%
American Medical Systems Holdings, Inc.*#	43,857	970,117
Cardiac Science Corp.*#	105,479	103,370
Hill-Rom Holdings, Inc.#	16,756	509,885
West Pharmaceutical Services, Inc.	15,380	561,216

		2,144,588

Healthcare Services — 1.8%
Amedisys, Inc.*#	31,670	1,392,530
LHC Group, Inc.*	7,990	221,722
Lincare Holdings, Inc.*#	42,604	1,385,056

		2,999,308

	Number of Shares	Value†

Home Builders — 0.5%
Meritage Homes Corp.*	33,258	$541,440
The Ryland Group, Inc.#	15,080	238,566

		780,006

Household Products & Wares — 0.2%
Central Garden & Pet Co.*	34,690	329,902

Insurance — 5.3%
Alterra Capital Holdings Ltd.	43,728	821,212
American Equity Investment Life Holding Co.#	132,895	1,371,477
Aspen Insurance Holdings Ltd.	17,069	422,287
Donegal Group, Inc., Class A	21,870	268,782
Enstar Group Ltd.*	830	55,145
Meadowbrook Insurance Group, Inc.	174,362	1,504,744
MGIC Investment Corp.*#	83,520	575,453
ProAssurance Corp.*	19,908	1,129,978
RLI Corp.#	13,540	710,985
Symetra Financial Corp.#	51,660	619,920
The PMI Group, Inc.*#	97,700	282,353
Tower Group, Inc.	47,321	1,018,821

		8,781,157

Investment Companies — 1.2%
Apollo Investment Corp.	52,600	490,758
Ares Capital Corp.	43,514	545,230
Golub Capital BDC, Inc.	18,890	272,394
PennantPark Investment Corp.	42,727	408,043
Solar Capital Ltd.#	16,490	317,597

		2,034,022

Iron & Steel — 0.1%
Schnitzer Steel Industries, Inc., Class A	5,325	208,740

Leisure Time — 0.5%
Polaris Industries, Inc.#	5,480	299,318
WMS Industries, Inc.*	13,880	544,790

		844,108

Lodging — 0.8%
Ameristar Casinos, Inc.#	31,427	473,290
Gaylord Entertainment Co.*#	36,643	809,444

		1,282,734

Machinery — Diversified — 1.5%
Altra Holdings, Inc.*	17,470	227,459
Applied Industrial Technologies, Inc.	23,033	583,196
Graco, Inc.	17,779	501,190
Robbins & Myers, Inc.	28,304	615,329
Tennant Co.	19,579	662,162

		2,589,336

Media — 0.0%
E.W. Scripps Co., Class A*	8,090	60,109

Metal Fabricate/Hardware — 1.6%
Commercial Metals Co.	86,930	1,149,215
Mueller Industries, Inc.	24,924	613,130

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — (continued)
Mueller Water Products, Inc., Class A	98,040	$363,728
Olympic Steel, Inc.	26,133	600,275

		2,726,348

Mining — 0.7%
Kaiser Aluminum Corp.#	35,730	1,238,759

Miscellaneous Manufacturing — 1.2%
Actuant Corp., Class A	54,023	1,017,253
AZZ, Inc.#	9,130	335,710
Carlisle Cos., Inc.	15,960	576,635

		1,929,598

Oil & Gas — 2.8%
Atlas Energy, Inc.*#	47,489	1,285,527
Brigham Exploration Co.*	42,466	653,127
Resolute Energy Corp.*#	82,548	1,010,388
Rex Energy Corp.*	59,224	598,162
Rosetta Resources, Inc.*	60,650	1,201,477

		4,748,681

Oil & Gas Services — 1.6%
Key Energy Services, Inc.*#	89,879	825,089
Superior Well Services, Inc.*#	63,730	1,065,566
T-3 Energy Services, Inc.*#	29,105	812,029

		2,702,684

Pharmaceuticals — 0.2%
Herbalife Ltd.	8,530	392,806

Real Estate — 0.4%
Retail Opportunity Investments Corp.	61,680	595,212

Retail — 4.8%
Big Lots, Inc.*	11,202	359,472
Brinker International, Inc.	26,980	390,131
Casey’s General Stores, Inc.	3,675	128,258
DineEquity, Inc.*#	10,710	299,023
Ezcorp, Inc., Class A*	14,590	270,644
First Cash Financial Services, Inc.*	17,890	390,002
Hibbett Sports, Inc.*	9,759	233,826
HSN, Inc.*	39,722	953,328
Jo-Ann Stores, Inc.*#	25,422	953,579
Jos. A. Bank Clothiers, Inc.*#	15,970	862,220
PF Chang’s China Bistro, Inc.#	10,460	414,739
Rue21, Inc.*#	8,810	267,295
Talbots, Inc.*#	57,200	589,732
The Children’s Place Retail Stores, Inc.*	11,230	494,345
The Finish Line, Inc., Class A	52,134	726,227
The Pantry, Inc.*	20,746	292,726
World Fuel Services Corp.#	14,030	363,938

		7,989,485

Savings & Loans — 1.1%
Berkshire Hills Bancorp, Inc.	5,156	100,439
Brookline Bancorp, Inc.	53,469	474,805
Dime Community Bancshares	20,037	247,056

	Number of Shares	Value†

Savings & Loans — (continued)
First Financial Holdings, Inc.	18,977	$217,286
Flushing Financial Corp.	5,760	70,445
NewAlliance Bancshares, Inc.	39,945	447,783
WSFS Financial Corp.	6,346	228,012

		1,785,826

Semiconductors — 1.9%
ATMI, Inc.*	22,880	334,963
Entegris, Inc.*	121,010	480,410
Fairchild Semiconductor International, Inc.*	64,987	546,541
Micrel, Inc.#	34,000	346,120
MKS Instruments, Inc.*	38,850	727,272
Semtech Corp.*#	41,984	687,278

		3,122,584

Software — 1.2%
Avid Technology, Inc.*#	50,590	644,011
Monotype Imaging Holdings, Inc.*	35,900	323,459
Parametric Technology Corp.*#	22,389	350,836
SYNNEX Corp.*	25,820	661,508

		1,979,814

Telecommunications — 2.3%
ADC Telecommunications, Inc.*#	104,503	774,367
Anixter International, Inc.*	24,581	1,047,151
Knology, Inc.*	49,778	544,074
Plantronics, Inc.#	14,122	403,889
Polycom, Inc.*	18,752	558,622
Premiere Global Services, Inc.*	93,588	593,348

		3,921,451

Textiles — 0.4%
G&K Services, Inc., Class A	28,973	598,292

Transportation — 0.3%
Golar LNG Ltd.	31,231	308,250
Scorpio Tankers, Inc.*	11,090	126,980

		435,230

TOTAL COMMON STOCKS (Cost $109,934,210)		110,182,621

REAL ESTATE INVESTMENT TRUSTS — 9.8%
Apartments — 1.3%
American Campus Communities, Inc.	66,968	1,827,557
Education Realty Trust, Inc.	63,600	383,508

		2,211,065

Building & Real Estate — 3.1%
Capstead Mortgage Corp.	35,710	394,953
Cypress Sharpridge Investments, Inc.	87,790	1,111,421
Hatteras Financial Corp.#	20,200	561,964
MFA Financial, Inc.	224,926	1,664,453
National Retail Properties, Inc.#	69,185	1,483,326

		5,216,117

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — 1.5%
Cogdell Spencer, Inc.	60,314	$407,722
Medical Properties Trust, Inc.#	84,070	793,621
Omega Healthcare Investors, Inc.	68,476	1,364,727

		2,566,070

Hotels & Resorts — 0.2%
Pebblebrook Hotel Trust*	12,810	241,469

Mixed Industrial/Office — 1.6%
Dupont Fabros Technology, Inc.	16,650	408,924
Entertainment Properties Trust#	35,487	1,350,990
PS Business Parks, Inc.	15,290	852,876

		2,612,790

Office Property — 1.4%
BioMed Realty Trust, Inc.#	86,225	1,387,360
Parkway Properties, Inc.	68,399	996,574

		2,383,934

Strip Centers — 0.7%
Acadia Realty Trust	46,825	787,596
Developers Diversified Realty Corp.#	35,770	354,123

		1,141,719

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $16,892,527)		16,373,164

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,840,937	1,840,937
RBB Sansom Street Fund Money Market Portfolio	1,840,937	1,840,937

TOTAL SHORT-TERM INVESTMENTS (Cost $3,681,874)		3,681,874

SECURITIES LENDING COLLATERAL — 22.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $36,662,618)	36,662,618	36,662,618

TOTAL INVESTMENTS — 100.0% (Cost $167,171,229)		$166,900,277

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$110,182,621	$110,182,621	$—	$—
REAL ESTATE INVESTMENT TRUSTS	16,373,164	16,373,164	—	—
SHORT-TERM INVESTMENTS	3,681,874	3,681,874	—	—
SECURITIES LENDING COLLATERAL	36,662,618	36,662,618	—	—

TOTAL INVESTMENTS	$166,900,277	$166,900,277	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 66.5%
Advertising — 0.1%
APAC Customer Services, Inc.*#	447	$2,548
Harte-Hanks, Inc.	678	7,085
inVentiv Health, Inc.*	575	14,720
Marchex Inc., Class B	645	2,483

		26,836

Aerospace & Defense — 1.0%
AAR Corp.*	679	11,366
AeroVironment, Inc.*#	318	6,910
Argon ST, Inc.*	211	7,235
Astronics Corp.*	168	2,749
Cubic Corp.	252	9,168
Curtiss-Wright Corp.	735	21,344
Ducommun, Inc.	265	4,532
Esterline Technologies Corp.*	487	23,108
GenCorp, Inc.*	740	3,241
HEICO Corp.#	461	16,559
Herley Industries, Inc.*	285	4,064
Kaman Corp.	448	9,910
Kratos Defense & Security Solutions, Inc.*	300	3,150
LMI Aerospace, Inc.*	153	2,413
Moog, Inc., Class A*	741	23,882
National Presto Industries, Inc.	71	6,593
Orbital Sciences Corp.*	913	14,398
Teledyne Technologies, Inc.*	577	22,261
Triumph Group, Inc.#	287	19,123

		212,006

Agriculture — 0.2%
Alico, Inc.#	51	1,172
Alliance One International, Inc.*	1,356	4,827
Cadiz, Inc.*	157	1,895
Griffin Land & Nurseries, Inc.	40	1,016
Limoneira Co.	100	2,176
Star Scientific, Inc.*#	2,044	3,352
Tejon Ranch Co.*#	188	4,339
The Andersons, Inc.	311	10,136
Universal Corp.	355	14,086
Vector Group Ltd.#	692	11,640

		54,639

Airlines — 0.5%
AirTran Holdings, Inc.*#	2,493	12,091
Alaska Air Group, Inc.*	550	24,723
Allegiant Travel Co.#	206	8,794
Hawaiian Holdings, Inc.*#	726	3,753
JetBlue Airways Corp.*#	4,002	21,971
Pinnacle Airlines Corp.*	500	2,720
Republic Airways Holdings, Inc.*#	701	4,283
SkyWest, Inc.#	881	10,766
US Airways Group, Inc.*	2,591	22,309

		111,410

Apparel — 1.4%
American Apparel, Inc.*#	527	964
Carter’s, Inc.*	956	25,095

	Number of Shares	Value†

Apparel — (continued)
Cherokee, Inc.#	200	$3,420
Columbia Sportswear Co.	211	9,847
Crocs, Inc.*#	1,506	15,933
Deckers Outdoor Corp.*	209	29,860
G-III Apparel Group Ltd.*#	304	6,959
Iconix Brand Group, Inc.*	1,244	17,876
Joe’s Jeans, Inc.*	1,100	2,178
Jones Apparel Group, Inc.#	1,491	23,632
K-Swiss, Inc., Class A*	424	4,762
Lacrosse Footwear, Inc.	100	1,684
Maidenform Brands, Inc.*	438	8,918
Oxford Industries, Inc.	208	4,353
Perry Ellis International, Inc.*	214	4,323
Quiksilver, Inc.*	2,060	7,622
RG Barry Corp.	200	2,206
Skechers U.S.A., Inc., Class A*	601	21,949
Steven Madden Ltd.*#	425	13,396
The Warnaco Group, Inc.*	764	27,611
Timberland Co., Class A*	751	12,129
True Religion Apparel, Inc.*#	426	9,402
Under Armour, Inc., Class A*#	623	20,640
Unifi, Inc.*	382	1,459
Volcom, Inc.*#	367	6,815
Weyco Group, Inc.	100	2,278
Wolverine World Wide, Inc.	805	20,302

		305,613

Auto Manufacturers — 0.1%
Force Protection, Inc.*	1,255	5,145
Wabash National Corp.*	1,000	7,110

		12,255

Auto Parts & Equipment — 0.7%
American Axle & Manufacturing Holdings, Inc.*#	1,016	7,447
Amerigon, Inc.*#	268	1,978
ArvinMeritor, Inc.*#	1,664	21,799
ATC Technology Corp.*	315	5,078
Commercial Vehicle Group, Inc.*	400	4,084
Cooper Tire & Rubber Co.#	1,049	20,456
Dana Holding Corp.*#	2,411	24,110
Dorman Products, Inc.*	196	3,985
Douglas Dynamics, Inc.*	200	2,300
Exide Technologies*	1,387	7,213
Fuel Systems Solutions, Inc.*#	234	6,072
Miller Industries, Inc.	187	2,519
Modine Manufacturing Co.*	677	5,199
Spartan Motors, Inc.	417	1,751
Standard Motor Products, Inc.	200	1,614
Superior Industries International, Inc.#	419	5,631
Tenneco, Inc.*#	988	20,807
Titan International, Inc.#	555	5,533

		147,576

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — 4.7%
1st Source Corp.	326	$5,516
1st United Bancorp, Inc.*	400	2,944
Alliance Financial Corp.	73	2,029
American National Bankshares, Inc.#	109	2,332
Ameris Bancorp#	447	4,319
Ames National Corp.	199	3,888
Arrow Financial Corp.#	136	3,142
BancFirst Corp.	60	2,189
Banco Latinoamericano de Exportaciones S.A., Class E#	410	5,121
Bancorp Rhode Island, Inc.	69	1,808
Bancorp, Inc.*	512	4,009
Bank Mutual Corp.	632	3,590
Bank of Marin Bancorp	90	2,874
Bank of the Ozarks, Inc.#	238	8,442
Boston Private Financial Holdings, Inc.#	1,258	8,089
Bridge Bancorp, Inc.#	107	2,598
Bryn Mawr Bank Corp.#	232	3,893
Camden National Corp.	126	3,461
Capital City Bank Group, Inc.#	269	3,330
Cardinal Financial Corp.	618	5,710
Cass Information Systems, Inc.#	110	3,768
Cathay General Bancorp#	1,392	14,379
Center Financial Corp.*	700	3,605
CenterState Banks of Florida, Inc.#	432	4,359
Century Bancorp, Inc. Class A	69	1,521
Chemical Financial Corp.	466	10,149
Citizens & Northern Corp.#	156	1,669
Citizens Republic Bancorp, Inc.*#	7,235	6,150
City Holding Co.#	248	6,914
CNB Financial Corp.#	153	1,680
CoBiz Financial, Inc.	600	3,954
Columbia Banking System, Inc.#	662	12,088
Community Bank System, Inc.#	591	13,020
Community Trust Bancorp, Inc.	221	5,547
CVB Financial Corp.#	1,653	15,704
Eagle Bancorp, Inc.*	385	4,535
Encore Bancshares, Inc.*	200	1,978
Enterprise Financial Services Corp.#	182	1,754
F.N.B. Corp.#	2,016	16,189
Financial Institutions, Inc.	140	2,486
First Bancorp	324	4,695
First Bancorp, Inc.	234	3,072
First BanCorp.*#	1,918	1,017
First Busey Corp.#	1,002	4,539
First Commonwealth Financial Corp.	1,584	8,316
First Community Bancshares, Inc.	326	4,789
First Financial Bancorp#	1,032	15,428
First Financial Bankshares, Inc.#	347	16,687
First Financial Corp.#	180	4,646
First Interstate Bancsystem, Inc.	200	3,146
First Merchants Corp.	538	4,562
First Midwest Bancorp, Inc.	1,314	15,978
First South Bancorp, Inc.	200	2,122
FirstMerit Corp.	1,729	29,618

	Number of Shares	Value†

Banks — (continued)
German American Bancorp, Inc.#	92	$1,408
Glacier Bancorp, Inc.	1,129	16,562
Great Southern Bancorp, Inc.	171	3,473
Green Bankshares, Inc.*	200	2,554
Hancock Holding Co.	444	14,812
Heartland Financial USA, Inc.	317	5,478
Heritage Financial Corp.*	208	3,114
Home Bancshares, Inc.	382	8,713
Hudson Valley Holding Corp.	200	4,624
IBERIABANK Corp.	395	20,335
Independent Bank Corp.#	371	9,156
International Bancshares Corp.#	819	13,669
Lakeland Bancorp, Inc.#	208	1,772
Lakeland Financial Corp.	294	5,874
MainSource Financial Group, Inc.	221	1,585
MB Financial, Inc.#	937	17,231
Merchants Bancshares, Inc.	86	1,911
Metro Bancorp, Inc.*	263	3,245
Midsouth Bancorp, Inc.	186	2,375
MidWestOne Financial Group, Inc.	100	1,548
Nara Bancorp, Inc.*	739	6,230
National Bankshares, Inc.#	119	2,883
National Penn Bancshares, Inc.#	2,258	13,571
NBT Bancorp, Inc.	612	12,497
Northwest Bancshares, Inc.	1,906	21,862
Old National Bancorp	1,450	15,022
OmniAmerican Bancorp, Inc.*	91	1,027
Oriental Financial Group, Inc.#	610	7,723
Orrstown Financial Services, Inc.	87	1,925
Pacific Continental Corp.#	262	2,481
PacWest Bancorp#	523	9,576
Park National Corp.#	213	13,854
Peapack-Gladstone Financial Corp.	89	1,041
Penns Woods Bancorp, Inc.	68	2,069
Peoples Bancorp, Inc.#	272	3,944
Pinnacle Financial Partners, Inc.*	563	7,235
Porter Bancorp, Inc.	61	770
PrivateBancorp, Inc.#	898	9,950
Prosperity Bancshares, Inc.	763	26,514
Renasant Corp.#	337	4,836
Republic Bancorp, Inc., Class A#	134	3,002
S&T Bancorp, Inc.#	459	9,070
S.Y. Bancorp, Inc.	197	4,527
Sandy Spring Bancorp, Inc.#	480	6,725
Santander BanCorp*	88	1,112
SCBT Financial Corp.	196	6,903
Sierra Bancorp#	212	2,438
Signature Bank*	656	24,935
Simmons First National Corp., Class A	300	7,878
Southside Bancshares, Inc.	318	6,246
Southwest Bancorp, Inc.	236	3,136
State Bancorp, Inc.	335	3,183
StellarOne Corp.	316	4,035
Sterling Bancorp	386	3,474
Sterling Bancshares, Inc.#	1,686	7,941
Suffolk Bancorp#	143	4,424

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Susquehanna Bancshares, Inc.#	2,258	$18,809
SVB Financial Group*	668	27,542
Taylor Capital Group, Inc.*	200	2,588
Texas Capital Bancshares, Inc.*#	704	11,546
The First of Long Island Corp.	95	2,442
Tompkins Financial Corp.	158	5,965
Tower Bancorp, Inc.	63	1,379
TowneBank#	459	6,665
Trico Bancshares#	304	5,147
TrustCo Bank Corp.#	1,352	7,571
Trustmark Corp.	1,082	22,527
UMB Financial Corp.	541	19,238
Umpqua Holdings Corp.#	2,036	23,373
Union First Market Bankshares Corp.#	326	3,997
United Bankshares, Inc.	646	15,465
United Community Banks, Inc.*	1,891	7,469
Univest Corp. of Pennsylvania	300	5,196
Virginia Commerce Bancorp*	400	2,500
Washington Banking Co.#	175	2,238
Washington Trust Bancorp, Inc.	270	4,601
Webster Financial Corp.	1,077	19,321
WesBanco, Inc.	415	6,993
West Bancorporation, Inc.*	268	1,825
West Coast Bancorp	1,700	4,335
Westamerica Bancorporation#	442	23,214
Western Alliance Bancorp*#	1,075	7,708
Whitney Holding Corp.	1,700	15,725
Wilshire Bancorp, Inc.#	276	2,415
Wintrust Financial Corp.#	542	18,070

		1,028,690

Beverages — 0.2%
Boston Beer Co., Inc., Class A*#	160	10,792
Coca-Cola Bottling Co. Consolidated	74	3,546
Farmer Bros. Co.#	204	3,078
Heckmann Corp.*	1,413	6,556
National Beverage Corp.	242	2,972
Peet’s Coffee & Tea, Inc.*#	172	6,755

		33,699

Biotechnology — 1.5%
Acorda Therapeutics, Inc.*	631	19,630
Affymax, Inc.*#	310	1,854
Alnylam Pharmaceuticals, Inc.*#	539	8,096
AMAG Pharmaceuticals, Inc.*#	356	12,229
Arena Pharmaceuticals, Inc.*#	1,406	4,316
Ariad Pharmaceuticals, Inc.*#	2,264	6,384
Arqule, Inc.*	909	3,909
BioCryst Pharmaceuticals, Inc.*#	597	3,528
Biosante Pharmaceuticals, Inc.*	1,300	2,288
Biotime, Inc.*	400	2,464
Cambrex Corp.*	667	2,101
Celera Corp.*#	1,483	9,714
Celldex Therapeutics, Inc.*#	644	2,937
Chelsea Therapeutics International, Inc.*	174	510
Clinical Data, Inc.*#	154	1,916

	Number of Shares	Value†

Biotechnology — (continued)
Cubist Pharmaceuticals, Inc.*#	1,011	$20,827
Curis, Inc.*#	1,673	2,325
Cytokinetics, Inc.*	519	1,230
CytRx Corp.*	2,800	2,156
Dynavax Technologies Corp.*	1,400	2,604
Emergent BioSolutions, Inc.*	373	6,095
Enzo Biochem, Inc.*	795	3,236
Enzon Pharmaceuticals, Inc.*#	905	9,638
Exact Sciences Corp.*	700	3,080
Exelixis, Inc.*#	1,669	5,791
Geron Corp.*#	1,850	9,287
Halozyme Therapeutics, Inc.*#	1,089	7,667
Immunogen, Inc.*#	1,207	11,189
Immunomedics, Inc.*#	1,436	4,437
Incyte Corp. Ltd.*	1,569	17,369
Inhibitex, Inc.*	1,000	2,550
Inovio Pharmaceuticals, Inc.*	2,100	2,142
InterMune, Inc.*#	711	6,648
Lexicon Pharmaceuticals, Inc.*	3,626	4,641
Ligand Pharmaceuticals, Inc., Class B*	2,667	3,894
Martek Biosciences Corp.*#	586	13,894
Maxygen, Inc.*	600	3,318
Micromet, Inc.*#	1,429	8,917
Momenta Pharmaceuticals, Inc.*	636	7,797
Nanosphere, Inc.*	200	872
Neuralstem, Inc.*	800	2,000
Novavax, Inc.*#	1,329	2,884
NPS Pharmaceuticals, Inc.*	1,057	6,807
Omeros Corp.*	266	1,974
PDL BioPharma, Inc.#	2,224	12,499
Peregrine Pharmaceuticals, Inc.*	1,000	2,150
RTI Biologics, Inc.*	709	2,077
Sangamo Biosciences, Inc.*#	1,003	3,721
Seattle Genetics, Inc.*	1,467	17,589
SEQUENOM, Inc.*#	897	5,301
StemCells, Inc.*	3,281	3,084
SuperGen, Inc.*	651	1,315
The Medicines Co.*	793	6,035
Vical, Inc.*#	1,121	3,475
ZIOPHARM Oncology, Inc.*	900	2,862
ZymoGenetics, Inc.*#	1,086	4,583

		321,836

Building Materials — 0.5%
AAON, Inc.#	192	4,476
Apogee Enterprises, Inc.#	543	5,881
Broadwind Energy, Inc.*#	1,724	4,827
Builders FirstSource, Inc.*#	373	895
Comfort Systems USA, Inc.	737	7,119
Drew Industries, Inc.*	291	5,878
Gibraltar Industries, Inc.*	501	5,060
Interline Brands, Inc.*#	590	10,201
Louisiana-Pacific Corp.*	1,994	13,340
LSI Industries, Inc.	314	1,532
NCI Building Systems, Inc.*	164	1,373
Quanex Building Products Corp.	625	10,806

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
Simpson Manufacturing Co., Inc.#	685	$16,817
Texas Industries, Inc.	388	11,461
Trex Co., Inc.*#	231	4,641
Universal Forest Products, Inc.#	283	8,578

		112,885

Chemicals — 1.4%
A. Schulman, Inc.	588	11,148
Aceto Corp.	642	3,679
American Vanguard Corp.#	478	3,791
Arch Chemicals, Inc.	324	9,960
Balchem Corp.	506	12,637
Ferro Corp.*	1,397	10,296
Georgia Gulf Corp.*	600	8,004
H.B. Fuller Co.	871	16,540
Hawkins, Inc.#	149	3,588
Innophos Holdings, Inc.#	373	9,728
Kraton Performance Polymers, Inc.*	141	2,649
Landec Corp.*	518	3,051
Minerals Technologies, Inc.	264	12,551
NewMarket Corp.	180	15,718
Olin Corp.	1,241	22,450
OM Group, Inc.*	554	13,218
Omnova Solutions, Inc.*	668	5,217
PolyOne Corp.*	1,639	13,800
Quaker Chemical Corp.#	211	5,716
Rockwood Holdings, Inc.*	897	20,353
Sensient Technologies Corp.	795	20,614
Solutia, Inc.*	2,032	26,619
Spartech Corp.*#	446	4,572
Stepan Co.#	104	7,117
Symyx Technologies, Inc.*	824	4,128
TPC Group, Inc.*	200	3,320
W.R. Grace & Co.*	1,253	26,363
Westlake Chemical Corp.	335	6,221
Zep, Inc.	392	6,836
Zoltek Cos., Inc.*#	595	5,040

		314,924

Coal — 0.2%
Cloud Peak Energy, Inc.*	434	5,755
International Coal Group, Inc.*#	2,470	9,510
James River Coal Co.*	432	6,877
Patriot Coal Corp.*#	1,321	15,522

		37,664

Commercial Services — 4.0%
ABM Industries, Inc.#	939	19,672
Accretive Health, Inc.*	200	2,646
Administaff, Inc.	324	7,828
Advance America Cash Advance Centers, Inc.	1,133	4,679
Albany Molecular Research, Inc.*	547	2,828
American Public Education, Inc.*#	255	11,143
AMN Healthcare Services, Inc.*	709	5,303
Arbitron, Inc.	446	11,431
Asset Acceptance Capital Corp.*#	214	886

	Number of Shares	Value†

Commercial Services — (continued)
Avis Budget Group, Inc.*#	1,766	$17,342
Barrett Business Services, Inc.	142	1,761
Bridgepoint Education, Inc.*#	333	5,265
Capella Education Co.*	258	20,988
Cardtronics, Inc.*	457	5,923
CBIZ, Inc.*	661	4,204
CDI Corp.	141	2,190
Cenveo, Inc.*#	799	4,379
Chemed Corp.	405	22,129
Coinstar, Inc.*#	540	23,204
Consolidated Graphics, Inc.*	142	6,140
Corinthian Colleges, Inc.*#	1,570	15,464
Cornell Cos, Inc.*	163	4,380
Corvel Corp.*	81	2,737
CoStar Group, Inc.*#	347	13,464
CPI Corp.	92	2,063
CRA International, Inc.*	174	3,276
Cross Country Healthcare, Inc.*	584	5,250
Deluxe Corp.	907	17,006
Diamond Management & Technology Consultants, Inc.#	281	2,897
Dollar Financial Corp.*	452	8,945
Dollar Thrifty Automotive Group, Inc.*	503	21,433
DynCorp International, Inc., Class A*	328	5,747
Electro Rent Corp.	215	2,750
Euronet Worldwide, Inc.*	855	10,935
ExlService Holdings, Inc.*	200	3,434
Forrester Research, Inc.*	275	8,321
Franklin Covey Co.*	241	1,567
Global Cash Access Holdings, Inc.*#	886	6,388
Grand Canyon Education, Inc.*	567	13,285
Great Lakes Dredge & Dock Corp.	951	5,706
H&E Equipment Services, Inc.*#	359	2,689
Healthcare Services Group	720	13,644
Heartland Payment Systems, Inc.	569	8,444
Heidrick & Struggles International, Inc.	269	6,139
Hill International, Inc.*	589	2,391
HMS Holdings Corp.*	471	25,538
Hudson Highland Group, Inc.*	600	2,640
Huron Consulting Group, Inc.*	328	6,366
ICF International, Inc.*	248	5,935
K12, Inc.*	383	8,495
Kelly Services, Inc., Class A*#	414	6,156
Kendle International, Inc.*	309	3,560
Kenexa Corp.*	334	4,008
Kforce, Inc.*	453	5,776
Korn/Ferry International*	690	9,591
Landauer, Inc.	145	8,828
Learning Tree International, Inc.*	118	1,280
LECG Corp.*	700	1,820
Lincoln Educational Services Corp.*	265	5,456
Live Nation Entertainment, Inc.*#	2,417	25,258
Mac-Gray Corp.	199	2,217
MAXIMUS, Inc.	310	17,940
McGrath Rentcorp	453	10,319

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Medifast, Inc.*#	231	$5,985
MedQuist, Inc.#	191	1,511
Midas, Inc.*	124	951
MoneyGram International, Inc.*#	1,124	2,754
Monro Muffler Brake, Inc.	325	12,847
Multi-Color Corp.	167	1,710
National Research Corp.	29	699
Navigant Consulting, Inc.*	805	8,356
On Assignment, Inc.*	852	4,286
Parexel International Corp.*	1,012	21,940
PHH Corp.*#	989	18,831
Pre-Paid Legal Services, Inc.*#	87	3,958
Princeton Review, Inc.*#	210	487
Rent-A-Center, Inc.*	1,144	23,177
Resources Connection, Inc.*	794	10,798
Rollins, Inc.	772	15,973
RSC Holdings, Inc.*#	810	4,998
Rural/Metro Corp.*	400	3,256
SFN Group, Inc.*	767	4,188
Sotheby’s#	1,168	26,712
Standard Parking Corp.*	193	3,055
Steiner Leisure Ltd.*	243	9,341
Stewart Enterprises, Inc., Class A#	1,508	8,158
SuccessFactors, Inc.*#	1,055	21,933
Team Health Holdings, Inc.*#	172	2,222
Team, Inc.*	292	3,811
TeleTech Holdings, Inc.*	482	6,213
The Advisory Board Co.*	225	9,666
The Corporate Executive Board Co.	596	15,657
The GEO Group, Inc.*	862	17,886
The Hackett Group, Inc.*	801	2,251
The Providence Service Corp.*	200	2,800
TNS, Inc.*	442	7,708
Transcend Services, Inc.*	216	2,916
TrueBlue, Inc.*	676	7,564
United Rentals, Inc.*#	1,133	10,560
Universal Technical Institute, Inc.*#	325	7,683
Valassis Communications, Inc.*#	823	26,106
Viad Corp.	371	6,548
Volt Information Sciences, Inc.*	200	1,680
Wright Express Corp.*#	640	19,008

		885,662

Computers — 1.8%
3D Systems Corp.*#	355	4,455
3PAR, Inc.*#	638	5,940
Agilysys, Inc.	376	2,516
CACI International, Inc., Class A*#	450	19,116
Ciber, Inc.*	757	2,097
Compellent Technologies, Inc.*#	381	4,618
Computer Task Group, Inc.*	279	1,802
Cray, Inc.*	699	3,900
Digimarc Corp.*	100	1,875
Echelon Corp.*#	705	5,168
Electronics for Imaging, Inc.*	704	6,864

	Number of Shares	Value†

Computers — (continued)
Fortinet, Inc.*	674	$11,081
Hutchinson Technology, Inc.*	500	2,165
iGate Corp.	457	5,859
Imation Corp.*	384	3,529
Immersion Corp.*	442	2,237
Insight Enterprises, Inc.*	776	10,212
Integral Systems, Inc.*	135	857
Isilon Systems, Inc.*	538	6,908
Jack Henry & Associates, Inc.#	1,474	35,199
LivePerson, Inc.*	625	4,288
Magma Design Automation, Inc.*	1,000	2,840
Manhattan Associates, Inc.*	417	11,488
Maxwell Technologies, Inc.*#	466	5,312
Mentor Graphics Corp.*	1,876	16,603
Mercury Computer Systems, Inc.*	436	5,114
MTS Systems Corp.	260	7,540
NCI, Inc., Class A*	73	1,648
Netezza Corp.*	931	12,736
NetScout Systems, Inc.*	465	6,612
Palm, Inc.*	2,893	16,461
Quantum Corp.*	3,961	7,447
Radiant Systems, Inc.*	568	8,213
RadiSys Corp.*#	540	5,141
Rimage Corp.*	251	3,973
Riverbed Technology, Inc.*#	1,110	30,658
Silicon Graphics International Corp.*#	666	4,715
SMART Modular Technologies (WWH), Inc.*	900	5,265
Spansion, Inc., Class A*	200	3,262
SRA International, Inc., Class A*	745	14,654
STEC, Inc.*#	690	8,666
Stratasys, Inc.*#	321	7,884
Super Micro Computer, Inc.*#	340	4,590
SYKES Enterprises, Inc.*	736	10,473
Synaptics, Inc.*	549	15,098
Syntel, Inc.#	180	6,111
Tier Technologies, Inc. Class B*	309	1,879
Unisys Corp.*#	779	14,404
Virtusa Corp.*	289	2,696
Wave Systems Corp., Class A*	1,500	4,860
Xyratex Ltd.*	500	7,075

		394,104

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	351	5,096
Inter Parfums, Inc.	324	4,611
Revlon, Inc. Class A*	270	3,013

		12,720

Distribution & Wholesale — 0.8%
Beacon Roofing Supply, Inc.*#	807	14,542
BlueLinx Holdings, Inc.*#	396	1,041
BMP Sunstone Corp.*	658	3,389
Brightpoint, Inc.*	1,215	8,505
Chindex International, Inc.*	314	3,934
Core-Mark Holding Co., Inc.*	141	3,863

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
Houston Wire & Cable Co.	369	$4,004
MWI Veterinary Supply, Inc.*	226	11,359
Owens & Minor, Inc.	1,069	30,338
Pool Corp.#	869	19,049
Rentrak Corp.*	165	4,014
ScanSource, Inc.*	407	10,147
School Specialty, Inc.*	292	5,276
Titan Machinery, Inc.*#	123	1,615
United Stationers, Inc.*	429	23,368
Watsco, Inc.	491	28,439

		172,883

Diversified Financial Services — 1.3%
Artio Global Investors, Inc.	496	7,807
Asta Funding, Inc.	300	2,961
BGC Partners, Inc., Class A#	1,107	5,657
Calamos Asset Management, Inc., Class A	269	2,496
Cohen & Steers, Inc.#	271	5,621
CompuCredit Holdings Corp.#	142	562
Cowen Group, Inc., Class A*	400	1,640
Credit Acceptance Corp.*#	55	2,682
Diamond Hill Investment Group, Inc.	50	2,835
Doral Financial Corp.*#	77	188
Duff & Phelps Corp., Class A	370	4,673
Encore Capital Group, Inc.*	197	4,060
Epoch Holding Corp.#	280	3,436
Evercore Partners, Inc., Class A	225	5,254
FBR Capital Markets Corp.*	1,108	3,690
Federal Agricultural Mortgage Corp., Class C	200	2,806
Financial Engines, Inc.*	200	2,720
GAMCO Investors, Inc., Class A#	62	2,306
GFI Group, Inc.	1,124	6,272
Gleacher & Co., Inc.*	1,111	2,833
International Assets Holding Corp.*#	293	4,688
Investment Technology Group, Inc.*	800	12,848
JMP Group, Inc.	263	1,628
Kayne Anderson Energy Development Co.	263	3,990
KBW, Inc.*#	621	13,314
Knight Capital Group, Inc., Class A*#	1,595	21,995
LaBranche & Co., Inc.*	592	2,534
Ladenburg Thalmann Financial Services, Inc.*	1,800	2,250
MarketAxess Holdings, Inc.	424	5,847
Marlin Business Services Corp.*	200	2,418
MF Global Holdings Ltd.*	1,288	7,354
National Financial Partners Corp.*	815	7,963
Nelnet, Inc., Class A	456	8,792
NewStar Financial, Inc.*	500	3,180
Ocwen Financial Corp.*#	1,260	12,839
Oppenheimer Holdings, Inc. Class A	138	3,305
optionsXpress Holdings, Inc.*#	770	12,120
Penson Worldwide, Inc.*#	473	2,668
Piper Jaffray Cos.*#	287	9,247
Portfolio Recovery Associates, Inc.*#	262	17,496
Pzena Investment Management, Inc. Class A	130	828
Sanders Morris Harris Group, Inc.#	182	1,010

	Number of Shares	Value†

Diversified Financial Services — (continued)
Stifel Financial Corp.*#	506	$21,955
SWS Group, Inc.	368	3,496
Teton Advisors, Inc. Class B*~	2	18
The First Marblehead Corp.*#	714	1,678
The Student Loan Corp.	100	2,408
Thomas Weisel Partners Group, Inc.*	566	3,334
TradeStation Group, Inc.*	710	4,792
Virtus Investment Partners, Inc.*	72	1,348
Westwood Holdings Group, Inc.#	111	3,902
World Acceptance Corp.*	262	10,037

		281,781

Electric — 1.3%
Allete, Inc.	520	17,805
Avista Corp.	849	16,581
Black Hills Corp.	656	18,676
Central Vermont Public Service Corp.	191	3,770
CH Energy Group, Inc.	262	10,281
Cleco Corp.	1,002	26,463
Dynegy, Inc.*	1,800	6,930
El Paso Electric Co.*	788	15,248
EnerNOC, Inc.*#	300	9,432
IDACORP, Inc.	773	25,718
MGE Energy, Inc.	414	14,921
NorthWestern Corp.	636	16,663
Otter Tail Corp.#	592	11,443
Pike Electric Corp.*	358	3,372
PNM Resources, Inc.	1,434	16,032
Portland General Electric Co.#	1,248	22,876
The Empire District Electric Co.	645	12,107
UIL Holdings Corp.	508	12,715
UniSource Energy Corp.	575	17,353
Unitil Corp.	178	3,722

		282,108

Electrical Components & Equipment — 0.8%
A123 Systems, Inc.*	1,300	12,259
Advanced Battery Technologies, Inc.*	1,282	4,205
Advanced Energy Industries, Inc.*#	656	8,062
American Superconductor Corp.*#	790	21,085
Belden, Inc.	847	18,634
Capstone Turbine Corp.*	4,500	4,410
Encore Wire Corp.	260	4,729
Ener1, Inc.*#	1,096	3,704
Energy Conversion Devices, Inc.*#	637	2,612
EnerSys*	864	18,464
Evergreen Solar, Inc.*#	4,065	2,772
Generac Holdings, Inc.*	249	3,489
GrafTech International Ltd.*	1,933	28,260
Graham Corp.	66	989
InSteel Industries, Inc.	391	4,543
Littelfuse, Inc.*	378	11,949
Powell Industries, Inc.*	129	3,527
Power-One, Inc.*	1,024	6,912
PowerSecure International, Inc.*#	198	1,800
SatCon Technology Corp.*	839	2,400

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
Universal Display Corp.*#	559	$10,051
Vicor Corp.*#	422	5,271

		180,127

Electronics — 1.8%
American Science & Engineering, Inc.	128	9,755
Analogic Corp.	207	9,421
Applied Energetics, Inc.*	1,900	1,957
Badger Meter, Inc.#	205	7,931
Ballantyne Strong, Inc.*	300	2,172
Bel Fuse, Inc., Class B	269	4,441
Bell Microproducts, Inc.*	600	4,188
Benchmark Electronics, Inc.*	1,102	17,467
Brady Corp., Class A	784	19,537
Checkpoint Systems, Inc.*	745	12,933
Cogent, Inc.*	980	8,830
Coherent, Inc.*#	446	15,298
CTS Corp.	563	5,202
Cymer, Inc.*	533	16,011
Daktronics, Inc.	709	5,318
DDi Corp.	279	2,101
Dionex Corp.*	312	23,232
Electro Scientific Industries, Inc.*	393	5,250
FARO Technologies, Inc.*	220	4,116
FEI Co.*	692	13,639
ICx Technologies, Inc.*#	163	1,190
II-VI, Inc.*	428	12,682
Keithley Instruments, Inc.	300	2,649
L-1 Identity Solutions, Inc.*#	1,408	11,532
LaBarge, Inc.*	288	3,286
Measurement Specialties, Inc.*	170	2,329
Methode Electronics, Inc.	560	5,454
Microvision, Inc.*#	1,730	5,121
Multi-Fineline Electronix, Inc.*#	152	3,794
Newport Corp.*	563	5,101
NVE Corp.*	109	4,745
OSI Systems, Inc.*#	232	6,443
Park Electrochemical Corp.	349	8,519
Plexus Corp.*#	703	18,798
Rofin-Sinar Technologies, Inc.*	586	12,201
Rogers Corp.*#	247	6,859
Sanmina-SCI Corp.*	1,400	19,054
Sonic Solutions, Inc.*	500	4,175
Spectrum Control, Inc.*	226	3,159
SRS Labs, Inc.*	221	2,022
Stoneridge, Inc.*	273	2,072
Taser International, Inc.*#	911	3,553
Technitrol, Inc.	916	2,895
TTM Technologies, Inc.*#	1,459	13,860
UQM Technologies, Inc.*	700	2,373
Watts Water Technologies, Inc., Class A#	517	14,817
Woodward Governor Co.	1,059	27,036
X-Rite, Inc.*#	545	2,011
Zygo Corp.*	382	3,098

		399,627

	Number of Shares	Value†

Energy — Alternate Sources — 0.1%
Clean Energy Fuels Corp.*#	700	$10,458
Comverge, Inc.*#	507	4,543
FuelCell Energy, Inc.*#	681	804
Green Plains Renewable Energy, Inc.*	167	1,707
GT Solar International, Inc.*#	1,114	6,238
Headwaters, Inc.*	680	1,931
Syntroleum Corp.*	1,113	1,825

		27,506

Engineering & Construction — 0.5%
Argan, Inc.*	136	1,419
Dycom Industries, Inc.*	653	5,583
EMCOR Group, Inc.*	1,108	25,672
Exponent, Inc.*	213	6,969
Granite Construction, Inc.#	644	15,186
Insituform Technologies, Inc., Class A*	722	14,787
Layne Christensen Co.*	326	7,912
Michael Baker Corp.*	91	3,176
Mistras Group, Inc.*	300	3,216
MYR Group, Inc.*	383	6,392
Orion Marine Group, Inc.*	437	6,205
Stanley, Inc.*	189	7,065
Sterling Construction Co., Inc.*	353	4,568
Tutor Perini Corp.*	418	6,889
VSE Corp.	104	3,309

		118,348

Entertainment — 0.5%
Ascent Media Corp. Class A*	231	5,835
Bluegreen Corp.*	184	554
Carmike Cinemas, Inc.*	203	1,230
Churchill Downs, Inc.	220	7,216
Cinemark Holdings, Inc.#	1,026	13,492
Isle of Capri Casinos, Inc.*#	241	2,231
Lions Gate Entertainment Corp.*	1,200	8,376
National CineMedia, Inc.#	646	10,762
Pinnacle Entertainment, Inc.*	1,004	9,498
Scientific Games Corp., Class A*	1,100	10,120
Shuffle Master, Inc.*	985	7,890
Speedway Motorsports, Inc.#	116	1,573
Vail Resorts, Inc.*#	624	21,784
Warner Music Group Corp.*	800	3,888

		104,449

Environmental Control — 0.5%
Calgon Carbon Corp.*	962	12,737
Casella Waste Systems, Inc., Class A*	600	2,292
Clean Harbors, Inc.*	361	23,974
Darling International, Inc.*	1,289	9,680
Energy Recovery, Inc.*#	409	1,636
EnergySolutions, Inc.	1,566	7,971
Fuel Tech, Inc.*#	375	2,370
Met-Pro Corp.	152	1,636
Metalico, Inc.*#	781	3,108
Mine Safety Appliances Co.	474	11,746
Rentech, Inc.*	4,000	3,960

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
Tetra Tech, Inc.*	1,097	$21,512
U.S. Ecology, Inc.#	242	3,526
Waste Services, Inc.*	484	5,643

		111,791

Food — 1.4%
American Italian Pasta Co., Class A*	339	17,923
Arden Group, Inc., Class A	11	967
B&G Foods, Inc. Class A	906	9,767
Cal-Maine Foods, Inc.#	223	7,120
Calavo Growers, Inc.	251	4,508
Chiquita Brands International, Inc.*#	824	10,012
Diamond Foods, Inc.#	376	15,454
Dole Food Co., Inc.*#	560	5,841
Fresh Del Monte Produce, Inc.*#	719	14,553
Great Atlantic & Pacific Tea Co.*#	409	1,595
Imperial Sugar Co.	123	1,242
Ingles Markets, Inc., Class A	304	4,575
J&J Snack Foods Corp.	232	9,767
John B. Sanfilippo & Son, Inc.*	200	2,894
Lancaster Colony Corp.	272	14,514
Lance, Inc.	460	7,585
Lifeway Foods, Inc.*#	87	847
M&F Worldwide Corp.*	168	4,553
Nash Finch Co.#	240	8,198
Pilgrim’s Pride Corp.*	900	5,913
Ruddick Corp.#	687	21,290
Sanderson Farms, Inc.	334	16,947
Seaboard Corp.	6	9,060
Seneca Foods Corp. Class A*	111	3,581
Senomyx, Inc.*	700	2,653
Smart Balance, Inc.*	1,073	4,389
Spartan Stores, Inc.	402	5,515
The Hain Celestial Group, Inc.*#	717	14,462
Tootsie Roll Industries, Inc.#	429	10,146
TreeHouse Foods, Inc.*	604	27,579
United Natural Foods, Inc.*	680	20,318
Village Super Market, Inc., Class A	68	1,785
Weis Markets, Inc.#	166	5,463
Winn-Dixie Stores, Inc.*	1,027	9,900

		300,916

Forest Products & Paper — 0.4%
Boise, Inc.*	1,225	6,725
Buckeye Technologies, Inc.*	701	6,975
Cellu Tissue Holdings, Inc.*	11	85
Clearwater Paper Corp.*	209	11,445
Deltic Timber Corp.	192	8,026
KapStone Paper and Packaging Corp.*	720	8,021
Neenah Paper, Inc.	274	5,014
P.H. Glatfelter Co.	759	8,235
Schweitzer-Mauduit International, Inc.#	335	16,901
Wausau Paper Corp.*	881	5,964
Xerium Technologies, Inc.*	200	2,824

		80,215

	Number of Shares	Value†

Gas — 0.9%
Chesapeake Utilities Corp.	157	$4,930
New Jersey Resources Corp.	694	24,429
Nicor, Inc.#	746	30,213
Northwest Natural Gas Co.	450	19,607
Piedmont Natural Gas Co., Inc.#	1,226	31,018
South Jersey Industries, Inc.	440	18,902
Southwest Gas Corp.	718	21,181
The Laclede Group, Inc.	356	11,794
WGL Holdings, Inc.	832	28,313

		190,387

Hand & Machine Tools — 0.2%
Baldor Electric Co.	768	27,709
Franklin Electric Co., Inc.#	385	11,096
Thermadyne Holdings Corp.*	200	2,162

		40,967

Healthcare Products — 3.1%
Abaxis, Inc.*	354	7,586
ABIOMED, Inc.*#	489	4,734
Accuray, Inc.*#	957	6,345
Affymetrix, Inc.*	1,357	8,006
AGA Medical Holdings, Inc.*	300	3,807
Align Technology, Inc.*#	1,039	15,450
Alphatec Holdings, Inc.*	816	3,786
American Medical Systems Holdings, Inc.*#	1,250	27,650
AngioDynamics, Inc.*	358	5,280
ArthroCare Corp.*	400	12,260
Atrion Corp.	7	945
ATS Medical, Inc.*	1,101	4,371
BioMimetic Therapeutics, Inc.*#	320	3,558
Bruker Corp.*	1,238	15,054
Caliper Life Sciences, Inc.*	800	3,416
Cantel Medical Corp.	300	5,010
CardioNet, Inc.*#	289	1,584
Cepheid, Inc.*#	1,035	16,581
Cerus Corp.*	800	2,528
Conceptus, Inc.*#	492	7,665
CONMED Corp.*#	489	9,110
CryoLife, Inc.*	599	3,229
Cutera, Inc.*	237	2,183
Cyberonics, Inc.*	447	10,585
Cynosure, Inc., Class A*	195	2,100
Delcath Systems, Inc.*#	721	4,571
DexCom, Inc.*	1,042	12,045
Endologix, Inc.*	613	2,777
ev3, Inc.*	1,388	31,105
Exactech, Inc.*	209	3,570
Genomic Health, Inc.*	309	3,995
Greatbatch, Inc.*	363	8,099
Haemonetics Corp.*	372	19,909
Hanger Orthopedic Group, Inc.*	408	7,328
Hansen Medical, Inc.*#	388	826
HealthTronics, Inc.*	900	4,347
HeartWare International, Inc.*#	139	9,740
ICU Medical, Inc.*	179	5,758

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Immucor, Inc.*	1,231	$23,451
Insulet Corp.*	546	8,217
Integra LifeSciences Holdings Corp.*	326	12,062
Invacare Corp.#	490	10,163
IRIS International, Inc.*	150	1,521
Kensey Nash Corp.*	139	3,296
LCA-Vision, Inc.*#	319	1,767
Luminex Corp.*	553	8,970
MAKO Surgical Corp.*#	454	5,652
Masimo Corp.#	896	21,334
Medical Action Industries, Inc.*	316	3,789
MELA Sciences, Inc.*#	509	3,787
Merge Healthcare, Inc.*	967	2,833
Meridian Bioscience, Inc.	676	11,492
Merit Medical Systems, Inc.*	420	6,749
Micrus Endovascular Corp.*	313	6,507
Natus Medical, Inc.*	575	9,367
NuVasive, Inc.*#	606	21,489
NxStage Medical, Inc.*	484	7,183
OraSure Technologies, Inc.*	601	2,783
Orthofix International NV*	271	8,686
Orthovita, Inc.*	1,459	2,962
Palomar Medical Technologies, Inc.*	361	4,040
PSS World Medical, Inc.*	956	20,219
Pure Bioscience*	900	2,151
Quidel Corp.*#	351	4,454
Rochester Medical Corp.*	176	1,663
SenoRx, Inc.*	300	3,294
Sirona Dental Systems, Inc.*	533	18,570
Solta Medical, Inc.*	1,200	2,280
Somanetics Corp.*	155	3,867
SonoSite, Inc.*	211	5,720
Spectranetics Corp.*	765	3,963
Staar Surgical Co.*	700	4,004
Stereotaxis, Inc.*	288	953
STERIS Corp.	1,011	31,422
SurModics, Inc.*#	273	4,480
Symmetry Medical, Inc.*	544	5,734
Syneron Medical Ltd.*	600	6,168
Synovis Life Technologies, Inc.*	284	4,340
The Female Health Co.	304	1,578
TomoTherapy, Inc.*	1,099	3,495
Unilife Corp.*	900	5,238
Vascular Solutions, Inc.*	283	3,537
Vital Images, Inc.*	329	4,195
Volcano Corp.*#	864	18,852
West Pharmaceutical Services, Inc.	557	20,325
Wright Medical Group, Inc.*#	561	9,318
Young Innovations, Inc.	97	2,731
Zoll Medical Corp.*	343	9,295

		686,839

Healthcare Services — 1.6%
Air Methods Corp.*	158	4,700
Alliance HealthCare Services, Inc.*	679	2,743

	Number of Shares	Value†

Healthcare Services — (continued)
Allied Healthcare International, Inc.*	827	$1,919
Almost Family, Inc.*#	77	2,690
Amedisys, Inc.*#	506	22,249
America Service Group, Inc.	145	2,494
American Dental Partners, Inc.*	331	4,008
AMERIGROUP Corp.*	885	28,745
Amsurg Corp.*	523	9,320
Assisted Living Concepts, Inc., Class A*	202	5,977
Bio-Reference Labs, Inc.*	378	8,380
Capital Senior Living Corp.*	436	2,167
Centene Corp.*#	868	18,662
Continucare Corp.*	556	1,863
Emeritus Corp.*#	283	4,616
Five Star Quality Care, Inc.*	800	2,416
Genoptix, Inc.*	273	4,696
Gentiva Health Services, Inc.*	503	13,586
HealthSouth Corp.*	1,618	30,273
HealthSpring, Inc.*	897	13,912
Healthways, Inc.*	658	7,843
IPC The Hospitalist Co., Inc.*#	237	5,949
Kindred Healthcare, Inc.*	583	7,486
LHC Group, Inc.*#	282	7,825
Magellan Health Services, Inc.*	532	19,322
MedCath Corp.*	229	1,800
Metropolitan Health Networks, Inc.*	756	2,820
Molina Healthcare, Inc.*#	212	6,106
National Healthcare Corp.#	106	3,653
Odyssey HealthCare, Inc.*	540	14,429
Psychiatric Solutions, Inc.*	944	30,888
RehabCare Group, Inc.*	418	9,104
Res-Care, Inc.*	308	2,975
Select Medical Holdings Corp.*	900	6,102
Skilled Healthcare Group, Inc., Class A*	261	1,772
Sun Healthcare Group, Inc.*	756	6,108
Sunrise Senior Living, Inc.*#	1,034	2,875
The Ensign Group, Inc.	221	3,651
Triple-S Management Corp., Class B*	291	5,398
U.S. Physical Therapy, Inc.*	91	1,536
Virtual Radiologic Corp.*#	109	1,870
WellCare Health Plans, Inc.*	703	16,689

		351,617

Holding Companies — 0.0%
Compass Diversified Holdings#	641	8,596
Harbinger Group, Inc.*	175	1,099
Primoris Services Corp.	162	1,020

		10,715

Home Builders — 0.2%
Beazer Homes USA, Inc.*#	1,421	5,158
Brookfield Homes Corp.*	167	1,126
Cavco Industries, Inc.*#	69	2,427
Hovnanian Enterprises, Inc., Class A*#	710	2,613
M/I Homes, Inc.*	336	3,239
Meritage Homes Corp.*	490	7,977

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
Skyline Corp.	87	$1,567
Standard Pacific Corp.*	1,938	6,453
The Ryland Group, Inc.#	735	11,628
Winnebago Industries, Inc.*#	422	4,195

		46,383

Home Furnishings — 0.3%
American Woodmark Corp.	169	2,890
Audiovox Corp. Class A*	225	1,654
DTS, Inc.*	274	9,006
Ethan Allen Interiors, Inc.#	428	5,988
Furniture Brands International, Inc.*	538	2,808
Hooker Furniture Corp.	284	3,027
Kimball International, Inc., Class B	744	4,114
La-Z-Boy, Inc.*	862	6,405
Sealy Corp.*#	445	1,188
Select Comfort Corp.*	1,000	8,750
TiVo, Inc.*	1,855	13,690
Universal Electronics, Inc.*	184	3,060

		62,580

Hotels & Resorts — 0.0%
Chatham Lodging Trust*	200	3,574

Household Products & Wares — 0.3%
ACCO Brands Corp.*	793	3,957
American Greetings Corp., Class A#	643	12,063
Blyth, Inc.	41	1,397
Central Garden and Pet Co., Class A*	902	8,091
CSS Industries, Inc.	212	3,498
Ennis, Inc.	518	7,775
Helen of Troy Ltd.*	514	11,339
Kid Brands, Inc.*	300	2,109
Oil-Dri Corp. of America	97	2,226
Prestige Brands Holdings, Inc.*	572	4,050
Spectrum Brands Holdings, Inc.*	300	7,608
The Standard Register Co.#	500	1,570
WD-40 Co.	246	8,216

		73,899

Housewares — 0.0%
Libbey, Inc.*	300	3,894
Lifetime Brands, Inc.*	200	2,924

		6,818

Industrial — 0.0%
L&L Energy, Inc.*	300	2,580

Insurance — 2.2%
Alterra Capital Holdings Ltd.	1,623	30,480
Ambac Financial Group, Inc.*#	5,224	3,500
American Equity Investment Life Holding Co.	970	10,010
American Physicians Capital, Inc.#	123	3,795
American Physicians Service Group, Inc.	103	2,518
American Safety Insurance Holdings Ltd*	152	2,389
AMERISAFE, Inc.*	308	5,405
AmTrust Financial Services, Inc.	348	4,190

	Number of Shares	Value†

Insurance — (continued)
Argo Group International Holdings Ltd.	547	$16,733
Baldwin & Lyons, Inc., Class B	125	2,626
Citizens, Inc.*#	766	5,102
CNA Surety Corp.*	315	5,062
CNO Financial Group, Inc.*	3,835	18,983
Crawford & Co., Class B*#	338	1,068
Delphi Financial Group, Inc., Class A	827	20,187
Donegal Group, Inc., Class A	283	3,478
eHealth, Inc.*#	320	3,638
EMC Insurance Group, Inc.#	100	2,193
Employers Holdings, Inc.	682	10,046
Enstar Group Ltd.*	124	8,239
FBL Financial Group, Inc., Class A#	227	4,767
First American Financial Corp.	1,800	22,824
First Mercury Financial Corp.	301	3,185
Flagstone Reinsurance Holdings SA	941	10,182
FPIC Insurance Group, Inc.*	152	3,899
Greenlight Capital Re Ltd., Class A*#	528	13,300
Hallmark Financial Services, Inc.*	255	2,537
Harleysville Group, Inc.	165	5,120
Horace Mann Educators Corp.#	709	10,848
Infinity Property & Casualty Corp.	225	10,390
Kansas City Life Insurance Co.	73	2,159
Life Partners Holdings, Inc.#	111	2,271
Maiden Holdings Ltd.	768	5,046
Meadowbrook Insurance Group, Inc.	1,041	8,984
MGIC Investment Corp.*	3,327	22,923
Montpelier Re Holdings Ltd.	1,101	16,438
National Interstate Corp.	102	2,022
National Western Life Insurance Co., Class A	32	4,888
NYMAGIC, Inc.	70	1,350
Platinum Underwriters Holdings Ltd.#	716	25,984
PMA Capital Corp., Class A*	415	2,718
Presidential Life Corp.	410	3,731
Primerica, Inc.*	400	8,576
Primus Guaranty Ltd.*	370	1,365
ProAssurance Corp.*	535	30,367
Radian Group, Inc.	2,303	16,674
RLI Corp.	261	13,705
Safety Insurance Group, Inc.	163	6,034
SeaBright Insurance Holdings, Inc.	344	3,261
Selective Insurance Group	815	12,111
State Auto Financial Corp.	176	2,730
Stewart Information Services Corp.#	208	1,876
The Navigators Group, Inc.*	195	8,020
The Phoenix Cos., Inc.*#	1,523	3,214
The PMI Group, Inc.*	2,582	7,462
Tower Group, Inc.#	598	12,875
United America Indemnity Ltd., Class A*	447	3,290
United Fire & Casualty Co.	426	8,443
Universal American Corp.*	580	8,352
Universal Insurance Holdings, Inc.	251	1,049

		494,612

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 2.4%
1-800-Flowers.com, Inc., Class A*	737	$1,518
AboveNet, Inc.*	328	15,475
Ancestry.com, Inc.*	300	5,286
Archipelago Learning, Inc.*	202	2,309
Art Technology Group, Inc.*	2,970	10,157
Blue Coat Systems, Inc.*	720	14,710
Blue Nile, Inc.*#	239	11,252
Cogent Communications Group, Inc.*	919	6,966
comScore, Inc.*	410	6,753
Constant Contact, Inc.*	489	10,430
CyberSource Corp.*	1,156	29,513
DealerTrack Holdings, Inc.*#	745	12,255
Dice Holdings, Inc.*	263	1,820
Digital River, Inc.*#	643	15,374
drugstore.com, Inc.*	1,268	3,905
EarthLink, Inc.#	1,924	15,315
ePlus, Inc.*	74	1,295
eResearchTechnology, Inc.*	950	7,486
Global Sources Ltd.*#	522	4,092
GSI Commerce, Inc.*	1,026	29,549
Health Grades, Inc.*	438	2,628
Infospace, Inc.*	496	3,730
Internap Network Services Corp.*	721	3,007
Internet Brands, Inc., Class A*	566	5,847
Internet Capital Group, Inc.*	728	5,533
j2 Global Communications, Inc.*	774	16,904
Keynote Systems, Inc.	228	2,057
KIT Digital, Inc.*	400	3,528
Limelight Networks, Inc.*	572	2,511
Lionbridge Technologies, Inc.*	1,243	5,681
Liquidity Services, Inc.*	200	2,592
Local.com Corp.*	300	2,052
LoopNet, Inc.*	410	5,055
ModusLink Global Solutions, Inc.*	945	5,698
Move, Inc.*	3,116	6,388
Network Engines, Inc.*	700	1,897
NIC, Inc.	1,129	7,237
NutriSystem, Inc.#	537	12,319
Online Resources Corp.*	473	1,963
OpenTable, Inc.*#	256	10,616
Openwave Systems, Inc.*	1,814	3,682
Orbitz Worldwide, Inc.*	476	1,814
Overstock.com, Inc.*#	271	4,897
PC-Tel, Inc.*	528	2,661
Perficient, Inc.*	345	3,074
QuinStreet, Inc.*#	115	1,324
Rackspace Hosting, Inc.*#	1,709	31,343
RealNetworks, Inc.*	1,161	3,831
S1 Corp.*	767	4,610
Saba Software, Inc.*	452	2,328
Safeguard Scientifics, Inc.*	450	4,752
Sapient Corp.	1,648	16,711
Shutterfly, Inc.*#	468	11,213
SonicWALL, Inc.*	1,044	12,267
Sourcefire, Inc.*#	470	8,930

	Number of Shares	Value†

Internet — (continued)
Stamps.com, Inc.*	157	$1,609
support.com, Inc.*	639	2,658
TechTarget, Inc.*	262	1,410
TeleCommunication Systems, Inc., Class A*	746	3,088
Terremark Worldwide, Inc.*	1,126	8,794
The Knot, Inc.*	359	2,793
TIBCO Software, Inc.*	2,756	33,237
Travelzoo, Inc.*	111	1,374
U.S. Auto Parts Network, Inc.*	338	2,028
United Online, Inc.	1,355	7,805
ValueClick, Inc.*#	1,264	13,512
VASCO Data Security International, Inc.*	328	2,024
VirnetX Holding Corp.	600	3,552
Vitacost.com, Inc.*#	327	2,940
Vocus, Inc.*	281	4,294
Websense, Inc.*	699	13,211
Zix Corp.*#	1,148	2,594

		533,063

Investment Companies — 0.7%
American Capital Ltd.*#	5,896	28,419
Apollo Investment Corp.	3,329	31,059
Arlington Asset Investment Corp., Class A	100	1,883
BlackRock Kelso Capital Corp.#	986	9,732
Capital Southwest Corp.	39	3,428
Fifth Street Finance Corp.	768	8,471
Gladstone Capital Corp.	412	4,454
Gladstone Investment Corp.	249	1,452
Golub Capital BDC, Inc.	200	2,884
Harris & Harris Group, Inc.*#	362	1,480
Hercules Technology Growth Capital, Inc.	505	4,651
Main Street Capital Corp.#	238	3,553
MCG Capital Corp.	1,354	6,540
Medallion Financial Corp.	248	1,637
MVC Capital, Inc.	481	6,214
NGP Capital Resources Co.	263	1,886
PennantPark Investment Corp.	614	5,864
Prospect Capital Corp.#	1,089	10,509
Solar Capital Ltd.#	91	1,753
THL Credit, Inc.*	200	2,300
TICC Capital Corp.	510	4,284
Triangle Capital Corp.#	251	3,569

		146,022

Iron & Steel — 0.0%
Metals USA Holdings Corp.*	200	2,990
Universal Stainless & Alloy Products, Inc.*	133	2,127

		5,117

Leisure Time — 0.4%
Ambassadors Group, Inc.	407	4,595
Arctic Cat, Inc.*	200	1,822
Brunswick Corp.#	1,522	18,919
Callaway Golf Co.#	1,257	7,592
Interval Leisure Group, Inc.*	716	8,914
Life Time Fitness, Inc.*#	736	23,397

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — (continued)
Marine Products Corp.*#	160	$906
Multimedia Games, Inc.*	470	2,115
Polaris Industries, Inc.	545	29,768

		98,028

Lodging — 0.2%
Ameristar Casinos, Inc.#	505	7,606
Boyd Gaming Corp.*	1,000	8,490
Gaylord Entertainment Co.*#	623	13,762
Marcus Corp.	433	4,096
Monarch Casino & Resort, Inc.*	185	1,874
Morgans Hotel Group Co.*#	394	2,427
Orient-Express Hotels Ltd., Class A*#	1,445	10,693
Red Lion Hotels Corp.*	264	1,576

		50,524

Machinery — Construction & Mining — 0.0%
Astec Industries, Inc.*#	329	9,123

Machinery — Diversified — 0.9%
Alamo Group, Inc.	117	2,539
Albany International Corp., Class A	432	6,994
Altra Holdings, Inc.*	503	6,549
Applied Industrial Technologies, Inc.	711	18,002
Briggs & Stratton Corp.	836	14,229
Cascade Corp.	128	4,558
Chart Industries, Inc.*#	571	8,896
Cognex Corp.	594	10,442
Columbus McKinnon Corp.*	285	3,981
DXP Enterprises, Inc.*	122	1,909
Flow International Corp.*#	1,208	2,851
Gerber Scientific, Inc.*	500	2,675
Intermec, Inc.*	935	9,584
Intevac, Inc.*	341	3,638
iRobot Corp.*	397	7,460
Kadant, Inc.*	199	3,467
Lindsay Corp.	166	5,261
Middleby Corp.*#	281	14,946
NACCO Industries, Inc., Class A	72	6,391
Nordson Corp.#	545	30,564
Presstek, Inc.*	600	2,118
Robbins & Myers, Inc.	442	9,609
Sauer-Danfoss, Inc.*	119	1,454
Tecumseh Products Co., Class A*	413	4,593
Tennant Co.	306	10,349
The Gorman-Rupp Co.#	221	5,536
Twin Disc, Inc.	235	2,670

		201,265

Media — 0.6%
A.H. Belo Corp.,Class A*	400	2,656
Acacia Research — Acacia Technologies*	638	9,079
Belo Corp., Class A*	1,760	10,014
CKX, Inc.*	1,110	5,539
Courier Corp.	247	3,016
Crown Media Holdings, Inc. Class A*#	217	382

	Number of Shares	Value†

Media — (continued)
Dex One Corp.*	900	$17,100
DG FastChannel, Inc.*	457	14,889
Dolan Media, Co.*#	593	6,594
E.W. Scripps Co., Class A*#	584	4,339
Entercom Communications Corp., Class A*	400	3,528
Entravision Communications Corp., Class A*	1,000	2,110
Fisher Communications, Inc.*	100	1,684
Gray Television, Inc.*	1,000	2,410
Journal Communications, Inc., Class A*	884	3,509
Lee Enterprises, Inc.*	900	2,313
LIN TV Corp. Class A*	472	2,554
LodgeNet Interactive Corp.*	217	805
Martha Stewart Living Omnimedia, Inc., Class A*#	562	2,765
McClatchy Co., Class A*	1,100	4,004
Media General, Inc., Class A*	400	3,904
Mediacom Communications Corp., Class A*	521	3,501
Outdoor Channel Holdings, Inc.*	26	121
Playboy Enterprises, Inc. Class B*	360	1,512
PRIMEDIA, Inc.	292	856
Scholastic Corp.#	566	13,652
Sinclair Broadcast Group, Inc., Class A*	617	3,597
SuperMedia, Inc.*	200	3,658
Value Line, Inc.#	23	417
World Wrestling Entertainment, Inc., Class A#	433	6,738

		137,246

Metal Fabricate/Hardware — 0.6%
A.M. Castle & Co.*	235	3,264
Ampco-Pittsburgh Corp.	114	2,375
CIRCOR International, Inc.	335	8,569
Dynamic Materials Corp.#	290	4,652
Furmanite Corp.*	454	1,802
Hawk Corp.*	103	2,621
Haynes International, Inc.	175	5,395
Kaydon Corp.	578	18,993
L.B. Foster Co., Class A*	166	4,303
Ladish Co., Inc.*	247	5,612
Lawson Products, Inc.	56	951
Mueller Industries, Inc.	679	16,704
Mueller Water Products, Inc., Class A	2,892	10,729
Northwest Pipe Co.*	183	3,477
Olympic Steel, Inc.	131	3,009
Omega Flex, Inc.#	59	860
RBC Bearings, Inc.*	388	11,248
RTI International Metals, Inc.*#	513	12,369
Sun Hydraulics Corp.	206	4,833
Worthington Industries, Inc.	1,069	13,747

		135,513

Mining — 1.0%
Allied Nevada Gold Corp.*#	1,064	20,939
AMCOL International Corp.#	398	9,353
Brush Engineered Materials, Inc.*	357	7,133
Capital Gold Corp.*	900	3,600

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Century Aluminum Co.*#	954	$8,424
Coeur d’Alene Mines Corp.*#	1,582	24,964
General Moly, Inc.*#	1,499	4,617
Globe Specialty Metals, Inc.*	1,100	11,363
Golden Star Resources Ltd.*	4,500	19,710
Hecla Mining Co.*#	4,090	21,350
Horsehead Holding Corp.*	883	6,675
Jaguar Mining, Inc.*	1,500	13,245
Kaiser Aluminum Corp.#	216	7,489
Noranda Aluminium Holding Corp.*	300	1,929
Stillwater Mining Co.*#	756	8,785
Thompson Creek Metals Co., Inc.*	2,400	20,832
United States Lime & Minerals, Inc.*	29	1,117
Uranium Energy Corp.*#	1,407	3,321
US Energy Corp.*	500	2,375
US Gold Corp.*#	1,523	7,630
USEC, Inc.*#	1,804	8,587

		213,438

Miscellaneous Manufacturing — 1.6%
A. O. Smith Corp.	375	18,071
Actuant Corp., Class A	1,145	21,560
Acuity Brands, Inc.#	706	25,684
American Railcar Industries, Inc.*	100	1,208
Ameron International Corp.	133	8,024
AZZ, Inc.#	188	6,913
Barnes Group, Inc.	765	12,538
Blount International, Inc.*	861	8,843
Ceradyne, Inc.*	418	8,933
CLARCOR, Inc.	850	30,192
Colfax Corp.*#	302	3,144
Eastman Kodak Co.*#	4,384	19,027
EnPro Industries, Inc.*	366	10,303
ESCO Technologies, Inc.#	434	11,176
Federal Signal Corp.	1,143	6,904
FreightCar America, Inc.	170	3,845
GP Strategies Corp.*	296	2,149
Griffon Corp.*	856	9,467
Hexcel Corp.*#	1,661	25,762
John Bean Technologies Corp.	429	6,542
Koppers Holdings, Inc.	353	7,935
LSB Industries, Inc.*	304	4,046
Lydall, Inc.*	300	2,292
Matthews International Corp., Class A	462	13,527
Metabolix, Inc.*#	490	7,012
Movado Group, Inc.*	360	3,845
Myers Industries, Inc.	725	5,865
NL Industries, Inc.#	90	549
Park-Ohio Holdings Corp.*	200	2,878
PMFG, Inc.*#	286	4,333
Polypore International, Inc.*	329	7,482
Portec Rail Products, Inc.	129	1,468
Raven Industries, Inc.	288	9,709
Smith & Wesson Holding Corp.*	1,279	5,231
Standex International Corp.	200	5,070

	Number of Shares	Value†

Miscellaneous Manufacturing — (continued)
STR Holdings, Inc.*	525	$9,870
Sturm Ruger & Co., Inc.	219	3,138
The Brink’s Co.	800	15,224
Tredegar Corp.#	465	7,589
Trimas Corp.*	295	3,336

		360,684

Office Furnishings — 0.3%
Herman Miller, Inc.	932	17,587
HNI Corp.	809	22,320
Interface, Inc., Class A#	918	9,860
Knoll, Inc.	828	11,004
Steelcase, Inc. Class A	1,416	10,974

		71,745

Oil & Gas — 1.9%
Abraxas Petroleum Corp*	1,300	3,640
Alon USA Energy, Inc.#	152	967
American Oil & Gas, Inc.*	900	5,652
Apco Oil and Gas International, Inc.	158	3,715
Approach Resources, Inc.*	341	2,346
Arena Resources, Inc.*	702	22,394
ATP Oil & Gas Corp.*#	693	7,339
Berry Petroleum Co., Class A#	888	22,839
Bill Barrett Corp.*	803	24,708
BPZ Resources, Inc.*#	1,483	6,154
Brigham Exploration Co.*	1,873	28,807
Callon Petroleum Co.*	500	3,150
CAMAC Energy, Inc.*	900	3,357
Carrizo Oil & Gas, Inc.*	560	8,697
Cheniere Energy, Inc.*#	630	1,777
Clayton Williams Energy, Inc.*	117	4,928
Contango Oil & Gas Co.*	203	9,084
CVR Energy, Inc.*	529	3,978
Delek US Holdings, Inc.#	198	1,445
Delta Petroleum Corp.*#	2,739	2,356
Endeavour International Corp.*	3,164	3,354
Energy Partners Ltd.*	500	6,105
Energy XXI Bermuda Ltd.*	900	14,202
FX Energy, Inc.*#	989	3,580
Gastar Exploration Ltd.*	800	2,888
Georesources, Inc.*	257	3,580
GMX Resources, Inc.*#	706	4,582
Goodrich Petroleum Corp.*#	381	4,572
Gulfport Energy Corp.*	563	6,677
Harvest Natural Resources, Inc.*#	446	3,287
Hercules Offshore, Inc.*	2,105	5,115
Houston American Energy Corp.	300	2,958
Isramco, Inc.*	21	991
Kodiak Oil & Gas Corp.*	2,100	6,699
Magnum Hunter Resources Corp.*	900	3,924
McMoran Exploration Co.*	1,476	16,398
Miller Petroleum, Inc.*	400	2,304
Northern Oil & Gas, Inc.*	693	8,898
Panhandle Oil and Gas, Inc., Class A	117	3,092

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Parker Drilling Co.*	1,802	$7,118
Penn Virginia Corp.#	812	16,329
Petroleum Development Corp.*	313	8,019
Petroquest Energy, Inc.*#	1,039	7,024
Pioneer Drilling Co.*	950	5,386
RAM Energy Resources, Inc.*	1,100	2,277
Resolute Energy Corp.*	700	8,568
Rex Energy Corp.*	637	6,434
Rosetta Resources, Inc.*	890	17,631
Seahawk Drilling, Inc.*	200	1,944
Stone Energy Corp.*#	803	8,961
Swift Energy Co.*	682	18,353
TransAtlantic Petroleum Ltd.*	2,600	8,242
Vaalco Energy, Inc.	730	4,088
Vantage Drilling Co.*#	1,590	2,147
Venoco, Inc.*#	386	6,357
W&T Offshore, Inc.	662	6,263
Warren Resources, Inc.*#	1,005	2,915
Western Refining, Inc.*#	837	4,210

		412,805

Oil & Gas Services — 1.1%
Allis-Chalmers Energy, Inc.*	688	1,417
Basic Energy Services, Inc.*#	488	3,758
Boots & Coots, Inc.*	1,511	4,457
Cal Dive International, Inc.*	1,689	9,881
CARBO Ceramics, Inc.	300	21,657
Complete Production Services, Inc.*	1,366	19,534
Dawson Geophysical Co.*	115	2,446
Dril-Quip, Inc.*	543	23,903
Global Industries Ltd.*	1,913	8,589
Gulf Island Fabrication, Inc.	179	2,778
Helix Energy Solutions Group, Inc.*	1,800	19,386
Hornbeck Offshore Services, Inc.*	417	6,088
ION Geophysical Corp.*#	2,007	6,984
Key Energy Services, Inc.*#	2,122	19,480
Lufkin Industries, Inc.#	466	18,169
Matrix Service Co.*	387	3,603
Natural Gas Services Group, Inc.*	294	4,448
Newpark Resources, Inc.*	1,612	9,753
OYO Geospace Corp.*	88	4,266
RPC, Inc.#	561	7,658
Superior Well Services, Inc.*#	373	6,237
T-3 Energy Services, Inc.*	174	4,855
Tesco Corp.*	500	6,140
Tetra Technologies, Inc.*	1,326	12,040
Union Drilling, Inc.*	183	1,008
Willbros Group, Inc.*	617	4,566

		233,101

Packaging and Containers — 0.3%
AEP Industries, Inc.*	38	907
Graham Packaging Co., Inc.*	206	2,466
Graphic Packaging Holding Co.*	1,687	5,314
Rock-Tenn Co., Class A	594	29,504

	Number of Shares	Value†

Packaging and Containers — (continued)
Silgan Holdings, Inc.	892	$25,315

		63,506

Pharmaceuticals — 2.3%
Acura Pharmaceuticals, Inc.*	153	384
Akorn, Inc.*	1,018	3,023
Alexza Pharmaceuticals, Inc.*	800	2,176
Alkermes, Inc.*	1,626	20,244
Allos Therapeutics, Inc.*	1,315	8,061
Antares Pharma, Inc.*	1,400	2,464
Aoxing Pharmaceutical Co., Inc.*	600	1,956
Ardea Biosciences, Inc.*#	226	4,647
Array Biopharma, Inc.*	1,148	3,501
Auxilium Pharmaceuticals, Inc.*#	665	15,627
AVANIR Pharmaceuticals, Inc. Class A*	1,177	3,025
AVI BioPharma, Inc.*#	2,368	3,812
Biodel, Inc.*#	284	1,074
BioScrip, Inc.*	511	2,678
Biospecifics Technologies Corp.*#	69	1,372
Cadence Pharmaceuticals, Inc.*#	314	2,201
Caraco Pharmaceutical Laboratories Ltd.*#	228	1,076
Catalyst Health Solutions, Inc.*	654	22,563
Clarient, Inc.*	537	1,654
Combinatorx, Inc.*	1,600	2,320
Cornerstone Therapeutics, Inc.*	127	748
Cumberland Pharmaceuticals, Inc.*	160	1,027
Cypress Bioscience, Inc.*	790	1,817
Cytori Therapeutics, Inc.*#	810	2,819
Depomed, Inc.*	1,183	3,312
Durect Corp.*	1,856	4,510
Dyax Corp.*	1,720	3,904
Eurand NV*	300	2,907
Furiex Pharmaceuticals, Inc.*	200	2,032
Hi-Tech Pharmacal Co, Inc.*#	155	3,551
Idenix Pharmaceuticals, Inc.*	593	2,965
Impax Laboratories, Inc.*	1,080	20,585
Infinity Pharmaceuticals, Inc.*	328	1,938
Inspire Pharmaceuticals, Inc.*	908	4,531
Ironwood Pharmaceuticals, Inc.*	261	3,111
Isis Pharmaceuticals, Inc.*	1,647	15,762
Javelin Pharmaceuticals, Inc.*	813	1,789
Jazz Pharmaceuticals, Inc.*	300	2,349
Keryx Biopharmaceuticals, Inc.*	1,000	3,660
Lannett Co, Inc.*	197	900
MannKind Corp.*	1,204	7,694
MAP Pharmaceuticals, Inc.*#	200	2,624
Medicis Pharmaceutical Corp., Class A	981	21,464
Medivation, Inc.*#	564	4,986
Nabi Biopharmaceuticals*	913	4,967
Nature’s Sunshine Products, Inc.*	200	1,674
Nektar Therapeutics*#	1,633	19,759
Neogen Corp.*	368	9,586
Neurocrine Biosciences, Inc.*	977	5,471
NeurogesX, Inc.*#	199	1,319
Nutraceutical International Corp.*	196	2,991

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Obagi Medical Products, Inc.*	351	$4,149
Onyx Pharmaceuticals, Inc.*	1,028	22,195
Opko Health, Inc.*#	1,876	4,240
Optimer Pharmaceuticals, Inc.*#	495	4,589
Orexigen Therapeutics, Inc.*#	588	2,470
Osiris Therapeutics, Inc.*#	373	2,167
Pain Therapeutics, Inc.*	779	4,331
Par Pharmaceutical Cos., Inc.*	614	15,939
Pharmacyclics, Inc.*	700	4,662
Pharmasset, Inc.*	486	13,287
PharMerica Corp.*	520	7,623
Pozen, Inc.*#	302	2,117
Progenics Pharmaceuticals, Inc.*#	601	3,293
Questcor Pharmaceuticals, Inc.*	876	8,944
Rigel Pharmaceuticals, Inc.*#	990	7,128
Salix Pharmaceuticals Ltd.*	944	36,844
Santarus, Inc.*	1,297	3,217
Savient Pharmaceuticals, Inc.*#	1,152	14,515
Schiff Nutrition International, Inc.	157	1,118
Sciclone Pharmaceuticals, Inc.*	677	1,801
SIGA Technologies, Inc.*#	685	5,274
Somaxon Pharmaceuticals, Inc.*	600	2,160
Spectrum Pharmaceuticals, Inc.*#	1,014	3,975
Sucampo Pharmaceuticals, Inc., Class A*	171	604
Synta Pharmaceuticals Corp.*#	721	1,947
Synutra International, Inc.*#	311	5,029
Targacept, Inc.*	400	7,732
Theravance, Inc.*#	1,049	13,186
USANA Health Sciences, Inc.*#	124	4,530
Vanda Pharmaceuticals, Inc.*#	341	2,254
Viropharma, Inc.*	1,378	15,447
Vivus, Inc.*#	1,351	12,970
XenoPort, Inc.*#	427	4,189

		514,536

Pipelines — 0.0%
Crosstex Energy, Inc.*#	564	3,615

Real Estate — 0.2%
Avatar Holdings, Inc.*	195	3,740
Consolidated-Tomoka Land Co.	124	3,534
Forestar Real Estate Group, Inc.*	663	11,908
HFF, Inc., Class A*	400	2,828
Hilltop Holdings, Inc.*	792	7,928
Kennedy-Wilson Holdings, Inc.*	400	4,040
Retail Opportunity Investments Corp.	700	6,755
Terreno Realty Corp.*	175	3,099
Thomas Properties Group, Inc.	700	2,317
United Capital Corp.*	36	879

		47,028

Retail — 4.4%
99 Cents Only Stores*#	686	10,153
AFC Enterprises*	559	5,087
America’s Car-Mart, Inc.*	127	2,874
AnnTaylor Stores Corp.*	1,051	17,100

	Number of Shares	Value†

Retail — (continued)
Asbury Automotive Group, Inc.*#	549	$5,786
Barnes & Noble, Inc.	700	9,030
Bebe Stores, Inc.	717	4,589
Big 5 Sporting Goods Corp.	381	5,006
Biglari Holdings, Inc.*#	19	5,451
BJ’s Restaurants, Inc.*#	424	10,006
Bob Evans Farms, Inc.	542	13,344
Books-A-Million, Inc.#	149	897
Borders Group, Inc.*#	839	1,116
Brown Shoe Co., Inc.	754	11,446
Buffalo Wild Wings, Inc.*	247	9,035
Build-A-Bear Workshop, Inc.*	260	1,763
Cabela’s, Inc.*#	586	8,286
California Pizza Kitchen, Inc.*	332	5,030
Caribou Coffee Co., Inc.*#	205	1,941
Carrols Restaurant Group, Inc.*	213	973
Casey’s General Stores, Inc.	852	29,735
Cash America International, Inc.	525	17,992
Casual Male Retail Group, Inc.*	800	2,736
CEC Entertainment, Inc.*	310	10,931
Charming Shoppes, Inc.*#	2,209	8,284
Christopher & Banks Corp.	737	4,562
Citi Trends, Inc.*	203	6,687
CKE Restaurants, Inc.	878	11,001
Coldwater Creek, Inc.*	991	3,330
Collective Brands, Inc.*#	1,168	18,454
Conn’s, Inc.*#	144	847
Cracker Barrel Old Country Store, Inc.	406	18,903
Denny’s Corp.*	1,252	3,255
Destination Maternity Corp.*#	89	2,252
Dillard’s, Inc., Class A#	836	17,974
DineEquity, Inc.*#	271	7,566
Domino’s Pizza, Inc.*	666	7,526
DSW, Inc., Class A*#	206	4,627
Einstein Noah Restaurant Group, Inc.*	84	906
Express, Inc.*	300	4,911
Ezcorp, Inc., Class A*	710	13,170
First Cash Financial Services, Inc.*	562	12,252
Fred’s, Inc., Class A#	598	6,614
Gaiam, Inc., Class A	287	1,742
Genesco, Inc.*	395	10,392
Group 1 Automotive, Inc.*#	407	9,577
Gymboree Corp.*#	437	18,664
Haverty Furniture Cos., Inc.	250	3,073
Hhgregg, Inc.*#	276	6,436
Hibbett Sports, Inc.*	523	12,531
Hot Topic, Inc.	595	3,023
HSN, Inc.*	640	15,360
Jack in the Box, Inc.*	844	16,416
Jamba, Inc.*	1,100	2,343
Jo-Ann Stores, Inc.*#	453	16,992
Jos. A. Bank Clothiers, Inc.*#	333	17,979
Kenneth Cole Productions, Inc., Class A*	158	1,740
Kirkland’s, Inc.*	227	3,831
Krispy Kreme Doughnuts, Inc.*	1,322	4,455

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Landry’s Restaurants, Inc.*#	167	$4,085
Lithia Motors, Inc.,Class A#	494	3,053
Liz Claiborne, Inc.*#	1,539	6,495
Lumber Liquidators Holdings, Inc.*#	333	7,769
MarineMax, Inc.*	400	2,776
McCormick & Schmick’s Seafood Restaurants, Inc.*	268	1,999
New York & Co., Inc.*	583	1,335
Nu Skin Enterprises, Inc., Class A	810	20,193
O’Charleys, Inc.*	486	2,576
OfficeMax, Inc.*#	1,474	19,250
Pacific Sunwear of California, Inc.*#	1,360	4,352
Papa John’s International, Inc.*	355	8,208
PC Connection, Inc.*	165	1,000
Penske Automotive Group, Inc.*	800	9,088
PetMed Express, Inc.#	413	7,351
PF Chang’s China Bistro, Inc.#	423	16,772
Pier 1 Imports, Inc.*#	1,644	10,538
Pricesmart, Inc.	231	5,366
Red Robin Gourmet Burgers, Inc.*#	220	3,775
Regis Corp.#	1,020	15,881
Retail Ventures, Inc.*	344	2,690
Rex Stores Corp.*	192	3,072
Rite Aid Corp.*	9,800	9,604
Ruby Tuesday, Inc.*	1,213	10,311
Rue21, Inc.*#	279	8,465
Rush Enterprises, Inc., Class A*	535	7,148
Ruth’s Hospitality Group, Inc.*	495	2,069
Saks, Inc.*#	2,309	17,525
Sally Beauty Holdings, Inc.*#	1,595	13,079
Shoe Carnival, Inc.*	139	2,851
Sonic Automotive, Inc., Class A*	734	6,283
Sonic Corp.*	1,132	8,773
Sport Supply Group, Inc.	174	2,342
Stage Stores, Inc.	681	7,273
Stein Mart, Inc.*	361	2,249
Steinway Musical Instruments, Inc.*	125	2,224
Susser Holdings Corp.*	100	1,179
Systemax, Inc.	262	3,948
Talbots, Inc.*#	1,194	12,310
Texas Roadhouse, Inc.*#	970	12,241
The Bon-Ton Stores, Inc.*	200	1,950
The Buckle, Inc.#	449	14,557
The Cato Corp., Class A	505	11,120
The Cheesecake Factory*#	1,003	22,327
The Children’s Place Retail Stores, Inc.*	493	21,702
The Dress Barn, Inc.*	969	23,072
The Finish Line, Inc., Class A	771	10,740
The Men’s Wearhouse, Inc.	881	16,175
The Pantry, Inc.*	354	4,995
The Pep Boys — Manny, Moe, & Jack	877	7,770
The Wet Seal, Inc., Class A*	1,504	5,490
Tuesday Morning Corp.*#	429	1,712
Ulta Salon Cosmetics & Fragrance, Inc.*	558	13,202
Vitamin Shoppe, Inc.*	300	7,695

	Number of Shares	Value†

Retail — (continued)
West Marine, Inc.*#	264	$2,872
World Fuel Services Corp.#	970	25,162
Zumiez, Inc.*#	303	4,881

		970,902

Savings & Loans — 0.8%
Abington Bancorp, Inc.	267	2,328
Astoria Financial Corp.	1,501	20,654
BankFinancial Corp.#	209	1,737
Beneficial Mutual Bancorp, Inc.*	649	6,412
Berkshire Hills Bancorp, Inc.	302	5,883
BofI Holding, Inc.*	100	1,412
Brookline Bancorp, Inc.	968	8,596
Clifton Savings Bancorp, Inc.	150	1,297
Danvers Bancorp, Inc.#	380	5,491
Dime Community Bancshares	530	6,535
ESB Financial Corp.#	162	2,114
ESSA Bancorp, Inc.	319	3,927
First Financial Holdings, Inc.	319	3,653
Flagstar Bancorp, Inc.*	840	2,638
Flushing Financial Corp.	438	5,357
Fox Chase Bancorp, Inc.*	121	1,156
Home Bancorp, Inc.*	161	2,078
Home Federal Bancorp, Inc.	253	3,195
Investors Bancorp, Inc.*	856	11,231
K-Fed Bancorp#	87	790
Kearny Financial Corp.#	152	1,392
Meridian Interstate Bancorp, Inc.*	139	1,515
NASB Financial, Inc.	55	833
NewAlliance Bancshares, Inc.	1,746	19,573
Northfield Bancorp, Inc.#	223	2,895
OceanFirst Financial Corp.	327	3,947
Oritani Financial Corp.#	1,019	10,185
Provident Financial Services, Inc.	1,002	11,713
Provident New York Bancorp	651	5,761
Rockville Financial, Inc.	152	1,810
Roma Financial Corp.#	126	1,368
Territorial Bancorp, Inc.	243	4,605
United Financial Bancorp, Inc.	240	3,276
ViewPoint Financial Group#	262	3,629
Waterstone Financial, Inc.*	155	529
Westfield Financial, Inc.#	384	3,199
WSFS Financial Corp.	57	2,048

		174,762

Semiconductors — 2.4%
Actel Corp.*	298	3,820
Advanced Analogic Technologies, Inc.*	1,025	3,270
Amkor Technology, Inc.*#	1,611	8,877
Anadigics, Inc.*	1,379	6,012
Applied Micro Circuits Corp.*	1,058	11,088
ATMI, Inc.*	448	6,559
Axcelis Technologies, Inc.*	2,000	3,100
AXT, Inc.*	600	2,706
Brooks Automation, Inc.*	1,052	8,132

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Cabot Microelectronics Corp.*	361	$12,487
Cavium Networks, Inc.*	701	18,359
CEVA, Inc.*	281	3,541
Cirrus Logic, Inc.*#	1,083	17,122
Cohu, Inc.	304	3,688
Conexant Systems, Inc.*	1,500	3,360
Diodes, Inc.*	653	10,363
DSP Group, Inc.*	557	3,559
Emulex Corp.*	1,244	11,420
Entegris, Inc.*	2,170	8,615
Entropic Communications, Inc.*	966	6,124
Exar Corp.*	732	5,073
FormFactor, Inc.*#	872	9,418
FSI International, Inc.*	600	2,514
GSI Technology, Inc.*	359	2,053
Hittite Microwave Corp.*	466	20,849
Integrated Device Technology, Inc.*	2,800	13,860
Integrated Silicon Solution, Inc.*	500	3,770
IXYS Corp.*	266	2,351
Kopin Corp.*	1,507	5,109
Kulicke & Soffa Industries, Inc.*	1,106	7,764
Lattice Semiconductor Corp.*#	2,124	9,218
LTX-Credence Corp.*	2,600	7,358
Mattson Technology, Inc.*	900	3,411
MaxLinear, Inc., Class A*	100	1,398
Micrel, Inc.#	945	9,620
Microsemi Corp.*	1,486	21,740
Microtune, Inc.*#	1,278	2,722
Mindspeed Technologies, Inc.*	600	4,494
MIPS Technologies, Inc.*	558	2,851
MKS Instruments, Inc.*	874	16,361
Monolithic Power Systems, Inc.*	567	10,127
MoSys, Inc.*	500	2,210
Nanometrics, Inc.*	300	3,027
Netlogic Microsystems, Inc.*#	1,066	28,995
Omnivision Technologies, Inc.*#	903	19,360
Pericom Semiconductor Corp.*	346	3,322
Photronics, Inc.*#	1,192	5,388
PLX Technology, Inc.*	360	1,508
Power Integrations, Inc.#	395	12,717
Richardson Electronics Ltd.	300	2,700
Rubicon Technology, Inc.*#	223	6,643
Rudolph Technologies, Inc.*#	454	3,428
Semtech Corp.*#	1,109	18,154
Sigma Designs, Inc.*	459	4,595
Silicon Image, Inc.*	1,439	5,051
Standard Microsystems Corp.*#	356	8,288
Supertex, Inc.*	160	3,946
Tessera Technologies, Inc.*	810	13,001
TriQuint Semiconductor, Inc.*#	2,649	16,185
Ultra Clean Holdings*	400	3,408
Ultratech, Inc.*	316	5,141
Veeco Instruments, Inc.*#	699	23,962
Virage Logic Corp.*	312	3,710
Volterra Semiconductor Corp.*#	391	9,016

	Number of Shares	Value†

Semiconductors — (continued)
Zoran Corp.*	815	$7,775

		525,793

Software — 3.0%
Accelrys, Inc.*	324	2,090
ACI Worldwide, Inc.*	536	10,436
Actuate Corp.*	940	4,183
Acxiom Corp.*	1,167	17,143
Advent Software, Inc.*#	210	9,862
American Reprographics Co.*#	736	6,425
American Software, Inc., Class A	593	2,740
ArcSight, Inc.*	404	9,046
Ariba, Inc.*	1,449	23,083
Aspen Technology, Inc.*	1,100	11,979
athenahealth, Inc.*#	579	15,129
Avid Technology, Inc.*#	549	6,989
Blackbaud, Inc.#	750	16,327
Blackboard, Inc.*#	573	21,390
Bottomline Technologies, Inc.*	397	5,173
Bowne & Co., Inc.	767	8,606
CDC Corp., Class A*	1,800	3,744
CommVault Systems, Inc.*	730	16,425
Computer Programs & Systems, Inc.	147	6,015
Concur Technologies, Inc.*#	622	26,547
CSG Systems International, Inc.*	581	10,650
Deltek, Inc.*	394	3,286
DemandTec, Inc.*#	503	3,395
Digi International, Inc.*	357	2,952
DivX, Inc.*	463	3,547
Double-Take Software, Inc.*	399	4,185
DynaVox, Inc., Class A*	200	3,202
Ebix, Inc.*#	436	6,836
Eclipsys Corp.*	887	15,824
Epicor Software Corp.*	734	5,865
EPIQ Systems, Inc.*	468	6,051
Fair Isaac Corp.#	767	16,713
FalconStor Software, Inc.*	626	1,653
Global Defense Technology & Systems, Inc.*	100	1,277
infoGROUP, Inc.*	716	5,714
InnerWorkings, Inc.*#	424	2,896
Interactive Intelligence, Inc.*	297	4,880
JDA Software Group, Inc.*	683	15,012
Lawson Software, Inc.*	2,415	17,629
Mantech International Corp., Class A*	339	14,431
MedAssets, Inc.*	748	17,264
Medidata Solutions, Inc.*	344	5,329
MicroStrategy, Inc., Class A*#	142	10,663
Monotype Imaging Holdings, Inc.*	299	2,694
NetSuite, Inc.*#	385	4,866
Omnicell, Inc.*	461	5,389
OPNET Technologies, Inc.	190	2,791
Parametric Technology Corp.*#	1,991	31,199
PDF Solutions, Inc.*	500	2,400
PegaSystems, Inc.#	230	7,385
Phase Forward, Inc.*	688	11,476

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Progress Software Corp.*	673	$20,210
PROS Holdings, Inc.*	217	1,410
QAD, Inc.	230	950
Quality Systems, Inc.	327	18,963
Quest Software, Inc.*	1,009	18,202
Renaissance Learning, Inc.#	146	2,145
RightNow Technologies, Inc.*	300	4,707
Rosetta Stone, Inc.*#	202	4,638
Schawk, Inc.	187	2,796
Seachange International, Inc.*	373	3,070
Smith Micro Software, Inc.*	576	5,478
SolarWinds, Inc.*	608	9,752
SS&C Technologies Holdings, Inc.*	200	3,206
Synchronoss Technologies, Inc.*	366	6,943
SYNNEX Corp.*	394	10,094
Take-Two Interactive Software, Inc.*#	1,244	11,196
Taleo Corp., Class A*#	701	17,027
The Ultimate Software Group, Inc.*#	411	13,505
THQ, Inc.*	1,261	5,448
Trident Microsystems, Inc.*	1,017	1,444
Tyler Technologies, Inc.*	506	7,853
Unica Corp.*	245	2,347
VeriFone Systems, Inc.*#	1,476	27,941

		670,111

Storage & Warehousing — 0.0%
Mobile Mini, Inc.*#	577	9,394

Telecommunications — 2.7%
Acme Packet, Inc.*#	764	20,536
ADC Telecommunications, Inc.*#	1,555	11,523
ADPT Corp.*	1,761	5,089
Adtran, Inc.#	1,021	27,843
Alaska Communications Systems Group, Inc.#	647	5,493
Anaren, Inc.*	312	4,661
Anixter International, Inc.*	446	19,000
Applied Signal Technology, Inc.#	296	5,816
Arris Group, Inc.*#	2,187	22,286
Aruba Networks, Inc.*#	1,288	18,341
Atlantic Tele-Network, Inc.	149	6,154
Aviat Networks, Inc.*	862	3,129
BigBand Networks, Inc.*	898	2,712
Black Box Corp.	254	7,084
Cbeyond, Inc.*#	368	4,600
Cincinnati Bell, Inc.*	3,237	9,743
Comtech Telecommunications Corp.*	492	14,726
Consolidated Communications Holdings, Inc.	370	6,294
CPI International, Inc.*	125	1,949
DigitalGlobe, Inc.*	445	11,703
EMS Technologies, Inc.*	323	4,851
Extreme Networks, Inc.*	1,947	5,257
FiberTower Corp.*	900	4,248
Finisar Corp.*	1,300	19,370
General Communication, Inc., Class A*	686	5,207
GeoEye, Inc.*	347	10,806

	Number of Shares	Value†

Telecommunications — (continued)
Global Crossing Ltd.*	603	$6,374
Globalstar, Inc.*	1,400	2,156
Globecomm Systems, Inc.*	500	4,125
Harmonic, Inc.*	1,594	8,671
Hughes Communications, Inc.*	150	3,649
Hypercom Corp.*	900	4,176
ICO Global Communications Holdings Ltd.*	1,800	2,898
IDT Corp., Class B*	300	3,825
Infinera Corp.*	1,594	10,249
InterDigital, Inc.*	793	19,579
IPG Photonics Corp.*#	385	5,864
Iridium Communications, Inc.*	600	6,024
Ixia*#	613	5,266
Knology, Inc.*	436	4,765
KVH Industries, Inc.*	154	1,913
LogMeIn, Inc.*	247	6,479
Loral Space & Communications, Inc.*#	146	6,237
MasTec, Inc.*	864	8,122
Netgear, Inc.*	563	10,044
Network Equipment Technologies, Inc.*	325	1,134
Neutral Tandem, Inc.*#	626	7,042
Novatel Wireless, Inc.*	601	3,450
NTELOS Holdings Corp.	564	9,701
Oclaro, Inc.*	900	9,981
Oplink Communications, Inc.*#	373	5,345
Opnext, Inc.*	580	957
PAETEC Holding Corp.*	2,323	7,921
Plantronics, Inc.#	801	22,909
Powerwave Technologies, Inc.*#	1,725	2,657
Preformed Line Products Co.	45	1,258
Premiere Global Services, Inc.*	1,064	6,746
RCN Corp.*	667	9,878
RF Micro Devices, Inc.*	4,375	17,106
SAVVIS, Inc.*	622	9,174
Shenandoah Telecommunications Co.	359	6,369
ShoreTel, Inc.*	981	4,552
Sonus Networks, Inc.*#	3,215	8,713
Sycamore Networks, Inc.	275	4,570
Symmetricom, Inc.*	959	4,881
Syniverse Holdings, Inc.*	1,180	24,131
Tekelec*	1,142	15,120
Tessco Technologies, Inc.	100	1,670
USA Mobility, Inc.	312	4,031
Utstarcom, Inc.*	1,566	2,881
Viasat, Inc.*#	540	17,582
Vonage Holdings Corp.*	1,900	4,370

		592,966

Textiles — 0.1%
Culp, Inc.*	200	2,192
G&K Services, Inc., Class A	290	5,988
Unifirst Corp.	177	7,792

		15,972

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.*#	384	$5,522
Leapfrog Enterprises, Inc.*	376	1,512
RC2 Corp.*	412	6,637

		13,671

Transportation — 1.5%
Air Transport Services Group, Inc.*#	985	4,689
American Commercial Lines, Inc.*#	147	3,309
Arkansas Best Corp.#	430	8,922
Atlas Air Worldwide Holdings, Inc.*	448	21,280
Baltic Trading Ltd.*	300	3,411
Bristow Group, Inc.*	632	18,581
CAI International, Inc.*	160	1,904
Celadon Group, Inc.*	235	3,323
DHT Maritime, Inc.	1,126	4,335
Dynamex, Inc.*	225	2,745
Eagle Bulk Shipping, Inc.*#	1,220	5,148
Echo Global Logistics, Inc.*#	200	2,442
Excel Maritime Carriers Ltd.*	700	3,584
Forward Air Corp.	496	13,516
Genco Shipping & Trading Ltd.*#	411	6,161
General Maritime Corp.	977	5,901
Genesee & Wyoming, Inc., Class A*	612	22,834
Golar LNG Ltd.	606	5,981
Gulfmark Offshore, Inc., Class A*	379	9,930
Heartland Express, Inc.	867	12,589
Horizon Lines, Inc., Class A#	703	2,974
HUB Group, Inc., Class A*	668	20,047
International Shipholding Corp.	141	3,120
Knight Transportation, Inc.#	1,006	20,361
Knightsbridge Tankers Ltd.	274	4,820
Marten Transport Ltd.*	234	4,863
Nordic American Tanker Shipping	761	21,376
Old Dominion Freight Line, Inc.*	493	17,324
Overseas Shipholding Group, Inc.	400	14,816
Pacer International, Inc.*	687	4,802
Patriot Transportation Holding, Inc.*#	23	1,861
PHI, Inc.*	293	4,128
RailAmerica, Inc.*	456	4,524
Roadrunner Transportation Systems, Inc.*	200	2,842
Saia, Inc.*	274	4,110
Scorpio Tankers, Inc.*	300	3,435
Ship Finance International Ltd.#	684	12,230
Teekay Tankers Ltd., Class A	493	5,487
Ultrapetrol (Bahamas) Ltd.*	435	1,892
Universal Truckload Services, Inc.*	100	1,393
USA Truck, Inc.*	140	2,257
Werner Enterprises, Inc.#	723	15,826

		335,073

Trucking and Leasing — 0.1%
Aircastle Ltd.#	896	7,033
Amerco, Inc.*	95	5,230
Greenbrier Cos., Inc.*#	347	3,886
TAL International Group, Inc.#	293	6,584

	Number of Shares	Value†

Trucking and Leasing — (continued)
Textainer Group Holdings Ltd.	212	$5,118

		27,851

Water — 0.3%
American States Water Co.	312	10,340
Artesian Resources Corp. Class A	113	2,086
California Water Service Group	344	12,281
Connecticut Water Service, Inc.	119	2,501
Consolidated Water Co., Inc.	312	3,551
Middlesex Water Co.	271	4,295
Pico Holdings, Inc.*	392	11,748
SJW Corp.	188	4,407
Southwest Water Co.	485	5,083
York Water Co.	297	4,217

		60,509

TOTAL COMMON STOCKS (Cost $13,287,037)		14,676,604

REAL ESTATE INVESTMENT TRUSTS — 5.1%
Apartments — 0.5%
American Campus Communities, Inc.	926	25,271
Associated Estates Realty Corp.	456	5,905
Education Realty Trust, Inc.	805	4,854
Home Properties, Inc.#	641	28,890
Mid-America Apartment Communities, Inc.#	517	26,610
Post Properties, Inc.	869	19,752

		111,282

Building & Real Estate — 1.3%
Agree Realty Corp.	196	4,571
Alexander’s, Inc.	34	10,299
American Capital Agency Corp.#	533	14,082
Anworth Mortgage Asset Corp.#	1,895	13,492
Apollo Commercial Real Estate Finance, Inc.	200	3,292
Capstead Mortgage Corp.	1,161	12,841
Colony Financial, Inc.#	216	3,650
CreXus Investment Corp.	161	2,001
Cypress Sharpridge Investments, Inc.	327	4,140
Dynex Capital, Inc.	207	1,911
Equity Lifestyle Properties, Inc.	462	22,282
Getty Realty Corp.	363	8,135
Government Properties Income Trust	350	8,932
Hatteras Financial Corp.#	630	17,527
Invesco Mortgage Capital, Inc.	475	9,505
iStar Financial, Inc.*	1,518	6,770
MFA Financial, Inc.	4,838	35,801
National Retail Properties, Inc.#	1,369	29,351
Newcastle Investment Corp.*	1,200	3,216
NorthStar Realty Finance Corp.#	1,021	2,726
Pennymac Mortgage Investment Trust*	192	3,053
RAIT Financial Trust*#	1,518	2,839
Redwood Trust, Inc.#	1,302	19,061
Resource Capital Corp.	700	3,976
Starwood Property Trust, Inc.#	730	12,373

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building & Real Estate — (continued)
Sun Communities, Inc.#	360	$9,346
Two Harbors Investment Corp.	500	4,125
UMH Properties, Inc.	168	1,692
Walter Investment Management Corp.	448	7,325

		278,314

Factory Outlets — 0.1%
Tanger Factory Outlet Centers, Inc.#	635	26,276

Forest Products & Paper — 0.1%
Potlatch Corp.	630	22,510

Healthcare — 0.5%
Cogdell Spencer, Inc.	734	4,962
Healthcare Realty Trust, Inc.	1,087	23,881
LTC Properties, Inc.	417	10,120
Medical Properties Trust, Inc.#	2,007	18,946
National Health Investors, Inc.	360	13,882
Omega Healthcare Investors, Inc.	1,547	30,832
Universal Health Realty Income Trust	220	7,069

		109,692

Hotels & Resorts — 0.5%
Ashford Hospitality Trust, Inc.*	820	6,011
Chesapeake Lodging Trust*	143	2,262
DiamondRock Hospitality Co.*#	2,653	21,808
FelCor Lodging Trust, Inc.*	1,018	5,080
Hersha Hospitality Trust	1,973	8,918
LaSalle Hotel Properties#	1,169	24,046
Pebblebrook Hotel Trust*	326	6,145
Strategic Hotels & Resorts, Inc.*	2,237	9,820
Sunstone Hotel Investors, Inc.*	1,752	17,397

		101,487

Industrial — 0.2%
DCT Industrial Trust, Inc.	3,635	16,430
EastGroup Properties, Inc.	475	16,900
First Industrial Realty Trust, Inc.*	1,163	5,606
First Potomac Realty Trust	626	8,996
Monmouth Real Estate Investment Corp. Class A	581	4,294

		52,226

Mixed Industrial/Office — 0.7%
CapLease, Inc.	1,035	4,771
Colonial Properties Trust	1,164	16,913
Cousins Properties, Inc.#	1,525	10,279
Dupont Fabros Technology, Inc.	686	16,848
Entertainment Properties Trust#	783	29,809
Gladstone Commercial Corp.#	152	2,484
Investors Real Estate Trust	1,418	12,521
Lexington Realty Trust#	1,615	9,706
Mission West Properties, Inc.	287	1,957
One Liberty Properties, Inc.#	203	3,027
PS Business Parks, Inc.	295	16,455

	Number of Shares	Value†

Mixed Industrial/Office — (continued)
Washington Real Estate Investment Trust#	984	$27,149
Winthrop Realty Trust#	377	4,829

		156,748

Office Property — 0.5%
BioMed Realty Trust, Inc.	1,828	29,413
Franklin Street Properties Corp.	1,145	13,523
Highwoods Properties, Inc.#	1,236	34,311
Kilroy Realty Corp.#	940	27,946
MPG Office Trust, Inc.*	900	2,637
Parkway Properties, Inc.	293	4,269

		112,099

Regional Malls — 0.2%
CBL & Associates Properties, Inc.#	2,364	29,408
Glimcher Realty Trust	1,187	7,098
Pennsylvania Real Estate Investment Trust	903	11,035

		47,541

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	1,551	21,559
Sovran Self Storage, Inc.#	482	16,595
U-Store-It Trust	1,656	12,354

		50,508

Strip Centers — 0.3%
Acadia Realty Trust	662	11,135
Cedar Shopping Centers, Inc.	1,026	6,176
Equity One, Inc.#	536	8,362
Excel Trust, Inc.*	300	3,600
Inland Real Estate Corp.	1,388	10,993
Kite Realty Group Trust	1,107	4,627
Ramco-Gershenson Properties Trust	641	6,474
Saul Centers, Inc.	51	2,072
Urstadt Biddle Properties, Inc., Class A	316	5,097

		58,536

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $969,158)		1,127,219

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bills
0.080%, 10/14/10	$76	75,966
0.150%, 08/26/10	50	49,992

TOTAL U.S. TREASURY OBLIGATIONS (Cost $125,970)		125,958

	Number of Shares	Value†
WARRANTS — 0.0%
Zion Oil & Gas~ (Cost $0)	134	0

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

SMALL CAP INDEX FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	434,915	$434,915
BlackRock Liquidity Funds TempFund - Institutional Shares	434,915	434,915

TOTAL SHORT-TERM INVESTMENTS (Cost $869,830)		869,830

SECURITIES LENDING COLLATERAL — 23.9%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $5,284,827)	5,284,827	5,284,827

TOTAL INVESTMENTS — 100.0% (Cost $20,536,822)		$22,084,438

~	Fair valued security. The total market value of fair valued securities at June 30, 2010 is $18.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$26,836	$26,836	$—	$—
Aerospace & Defense	212,006	212,006	—	—
Agriculture	54,639	54,639	—	—
Airlines	111,410	111,410	—	—
Apparel	305,613	305,613	—	—
Auto Manufacturers	12,255	12,255	—	—
Auto Parts & Equipment	147,576	147,576	—	—
Banks	1,028,690	1,028,690	—	—
Beverages	33,699	33,699	—	—
Biotechnology	321,836	321,836	—	—
Building Materials	112,885	112,885	—	—
Chemicals	314,924	314,924	—	—
Coal	37,664	37,664	—	—
Commercial Services	885,662	885,662	—	—
Computers	394,104	394,104	—	—
Cosmetics & Personal Care	12,720	12,720	—	—
Distribution & Wholesale	172,883	172,883	—	—
Diversified Financial Services	281,781	281,763	18	—
Electric	282,108	282,108	—	—
Electrical Components & Equipment	180,127	180,127	—	—
Electronics	399,627	399,627	—	—
Energy-Alternate Sources	27,506	27,506	—	—
Engineering & Construction	118,348	118,348	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Entertainment	$104,449	$104,449	$—	$—
Environmental Control	111,791	111,791	—	—
Food	300,916	300,916	—	—
Forest Products & Paper	80,215	80,215	—	—
Gas	190,387	190,387	—	—
Hand & Machine Tools	40,967	40,967	—	—
Healthcare Products	686,839	686,839	—	—
Healthcare Services	351,617	351,617	—	—
Holding Companies	10,715	10,715	—	—
Home Builders	46,383	46,383	—	—
Home Furnishings	62,580	62,580	—	—
Hotels & Resorts	3,574	3,574	—	—
Household Products & Wares	73,899	73,899	—	—
Housewares	6,818	6,818	—	—
Industrial	2,580	2,580	—	—
Insurance	494,612	494,612	—	—
Internet	533,063	533,063	—	—
Investment Companies	146,022	146,022	—	—
Iron & Steel	5,117	5,117	—	—
Leisure Time	98,028	98,028	—	—
Lodging	50,524	50,524	—	—
Machinery - Construction & Mining	9,123	9,123	—	—
Machinery - Diversified	201,265	201,265	—	—
Media	137,246	137,246	—	—
Metal Fabricate/Hardware	135,513	135,513	—	—
Mining	213,438	213,438	—	—
Miscellaneous Manufacturing	360,684	360,684	—	—
Office Furnishings	71,745	71,745	—	—
Oil & Gas	412,805	412,805	—	—
Oil & Gas Services	233,101	233,101	—	—
Packaging and Containers	63,506	63,506	—	—
Pharmaceuticals	514,536	514,536	—	—
Pipelines	3,615	3,615	—	—
Real Estate	47,028	47,028	—	—
Retail	970,902	970,902	—	—
Savings & Loans	174,762	174,762	—	—
Semiconductors	525,793	525,793	—	—
Software	670,111	670,111	—	—
Storage & Warehousing	9,394	9,394	—	—
Telecommunications	592,966	592,966	—	—
Textiles	15,972	15,972	—	—
Toys, Games & Hobbies	13,671	13,671	—	—
Transportation	335,073	335,073	—	—
Trucking and Leasing	27,851	27,851	—	—
Water	60,509	60,509	—	—
REAL ESTATE INVESTMENT TRUSTS	1,127,219	1,127,219	—	—
WARRANTS	—	—	—	—
U.S. TREASURY OBLIGATIONS	125,958	—	125,958	—
SHORT-TERM INVESTMENTS	869,830	869,830	—	—
SECURITIES LENDING COLLATERAL	5,284,827	5,284,827	—	—

TOTAL INVESTMENTS	$22,084,438	$21,958,462	$125,976	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 98.4%
Australia — 7.9%
AGL Energy Ltd.	2,472	$30,404
Alumina Ltd.	7,478	9,464
Amcor Ltd.	4,495	23,957
AMP Ltd.	9,518	41,309
Arrow Energy Ltd.*	3,765	15,239
Asciano Group*	11,700	15,712
ASX Ltd.	683	16,661
Australia & New Zealand Banking Group Ltd.	10,853	194,935
AXA Asia Pacific Holdings Ltd.	3,574	16,351
Bendigo & Adelaide Bank Ltd.	1,011	6,891
BHP Billiton Ltd.	14,764	459,302
Billabong International Ltd.	1,524	11,067
BlueScope Steel Ltd.*	10,608	18,442
Boral Ltd.	3,396	13,603
Brambles Ltd.	6,811	31,018
CFS Retail Property Trust	10,194	16,113
Coca-Cola Amatil Ltd.	3,123	31,270
Cochlear Ltd.	303	18,874
Commonwealth Bank of Australia	6,723	271,794
Computershare Ltd.	2,605	23,038
Crown Ltd.	2,672	17,322
CSL Ltd.	2,560	69,897
CSR Ltd.	2,938	4,115
Dexus Property Group	14,130	9,067
Fairfax Media Ltd.	8,585	9,380
Fortescue Metals Group Ltd.*	5,092	17,269
Foster’s Group Ltd.	9,437	44,699
Goodman Fielder Ltd.	11,589	13,065
Goodman Group	25,998	13,751
GPT Group	6,943	16,211
GPT Group, In Specie*~§	16,419	0
Harvey Norman Holdings Ltd.	3,095	8,549
Incitec Pivot Ltd.	8,705	19,687
Insurance Australia Group Ltd.	8,821	25,092
Intoll Group	16,254	14,162
Leighton Holdings Ltd.	561	13,493
Lend Lease Group	2,163	13,172
Macquarie Group Ltd.	1,416	43,523
MAP Group	3,246	7,275
Metcash Ltd.	4,753	16,706
Mirvac Group	15,574	17,008
National Australia Bank Ltd.	9,090	175,748
Newcrest Mining Ltd.	2,171	63,342
OneSteel Ltd.	8,114	20,075
Orica Ltd.	1,325	27,872
Origin Energy Ltd.	3,581	44,676
OZ Minerals Ltd.*	20,234	16,025
Paladin Energy Ltd.*	4,300	12,804
Qantas Airways Ltd.*	6,627	12,148
QBE Insurance Group Ltd.	4,741	71,940
Rio Tinto Ltd.	1,972	108,449
Santos Ltd.	3,431	35,856
Sims Metal Management Ltd.	463	6,579
Sonic Healthcare Ltd.	1,503	13,079
Stockland	10,809	33,547

	Number of Shares	Value†

Australia — (continued)
Suncorp-Metway Ltd.	5,938	$39,726
TABCORP Holdings Ltd.	4,214	22,333
Tatts Group Ltd.	3,614	6,776
Telstra Corp. Ltd.	18,842	51,359
Toll Holdings Ltd.	3,765	17,146
Transurban Group	4,469	15,863
Wesfarmers Ltd.	4,164	99,526
Wesfarmers Ltd. PPS	1,001	24,003
Westfield Group	9,429	95,815
Westpac Banking Corp.	13,065	230,290
Woodside Petroleum Ltd.	2,502	86,968
Woolworths Ltd.	5,779	130,808
WorleyParsons Ltd.	630	11,591

		3,133,231

Austria — 0.3%
Erste Group Bank AG	650	20,623
Immoeast AG*~	2,678	0
IMMOFINANZ AG*	4,017	10,314
Oestrreichische Elektrizitatswirtschafts AG	303	9,271
OMV AG	796	23,904
Raiffeisen International Bank-Holding AG*	211	8,014
Telekom Austria AG	1,265	14,067
Vienna Insurance Group	300	12,453
Voestalpine AG	642	17,485

		116,131

Belgium — 0.9%
Anheuser-Busch InBev N.V.	3,234	155,495
Belgacom S.A.	673	21,160
Colruyt S.A.	63	14,820
Compagnie Nationale a Poartefeuille S.A.	69	2,935
Delhaize Group S.A.	408	29,607
Dexia S.A.*	1,839	6,417
Fortis N.V.	9,115	20,284
Groupe Bruxelles Lambert S.A.	278	19,277
KBC Groep N.V.*	1,139	43,658
Mobistar S.A.	172	9,139
Solvay S.A.	190	16,225
UCB S.A.	377	11,840
Umicore	536	15,464

		366,321

Bermuda — 0.1%
Seadrill Ltd.	1,296	23,377

Cayman Islands — 0.0%
Wynn Macau Ltd.*	8,000	13,046

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	11,006
Sands China Ltd.*	14,800	21,874
Yangzijiang Shipbuilding Holdings Ltd.	19,000	18,122

		51,002

Cyprus — 0.0%
Bank of Cyprus Public Co., Ltd.	2,329	9,327

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — 1.0%
A.P. Moller — Maersk A/S, B Shares	6	$47,255
A.P. Moller — Maersk A/S, A Shares	3	22,816
Carlsberg A/S, B Shares	400	30,484
Coloplast A/S, B Shares	200	19,852
Danske Bank A/S*	1,900	36,560
DSV A/S	1,300	18,717
Novo Nordisk A/S, B Shares	1,811	146,316
Novozymes A/S, B Shares	250	26,676
TrygVesta A/S	303	15,963
Vestas Wind Systems A/S*	860	35,790
William Demant Holding A/S*	138	10,094

		410,523

Finland — 1.0%
Elisa Oyj	1,000	17,296
Fortum Oyj	1,802	39,555
Kesko Oyj, B Shares	200	6,469
Kone Oyj, B Shares	669	26,637
Metso Oyj	500	16,023
Neste Oil Oyj	209	3,033
Nokia Oyj	16,414	133,788
Nokian Renkaat Oyj	430	10,524
Orion Oyj, Class B	750	14,027
Outokumpu Oyj	950	14,274
Pohjola Bank Plc	1,500	15,231
Rautaruukki Oyj	200	2,915
Sampo Oyj, A Shares	1,733	36,538
Stora Enso Oyj, R Shares	2,865	20,702
UPM-Kymmene Oyj	1,847	24,453
Wartsila Oyj	600	27,283

		408,748

France — 9.1%
Accor S.A.*	701	32,453
Aeroports de Paris	61	3,913
Air France-KLM*	206	2,449
Air Liquide S.A.	1,224	123,608
Alcatel-Lucent*	11,560	29,439
Alstom S.A.	905	40,976
Atos Origin S.A.*	94	3,774
AXA S.A.	7,426	113,448
BNP Paribas	4,420	237,800
Bouygues S.A.	1,032	39,837
Bureau Veritas S.A.	300	16,248
Cap Gemini S.A.	751	33,006
Carrefour S.A.	2,669	105,873
Casino Guichard Perracho S.A.	252	19,123
Christian Dior S.A.	328	31,482
Cie Generale d’Optique Essilor International S.A.	937	55,681
Cie Generale de Geophysique — Veritas*	565	10,051
CNP Assurances	143	9,729
Compagnie de Saint-Gobain	1,709	63,685
Compagnie Generale des Establissements Michelin, B Shares	623	43,406

	Number of Shares	Value†

France — (continued)
Credit Agricole S.A.	4,395	$45,599
Danone	2,554	136,921
Dassault Systemes S.A.	334	20,234
EDF S.A.	1,071	40,748
Eiffage S.A.	78	3,386
Eramet	33	8,156
Eurazeo	54	3,098
Eutelsat Communications	404	13,525
Fonciere Des Regions*	101	8,315
France Telecom S.A.	8,085	140,234
GDF Suez	5,411	153,947
Gecina S.A.	40	3,614
Groupe Eurotunnel S.A.	1,950	13,179
Hermes International	272	36,058
ICADE	156	13,166
Imerys SA	213	10,838
JC Decaux SA*	400	9,320
Klepierre	389	10,748
L’Oreal S.A.	1,064	104,177
Lafarge S.A.	888	48,421
Lagardere S.C.A.	642	20,024
Legrand S.A.	461	13,665
LVMH Moet Hennessy Louis Vuitton S.A.	1,033	112,435
M6-Metropole Television	104	2,103
Natixis*	2,899	12,589
Neopost S.A.	75	5,431
Pernod-Ricard S.A.	891	69,111
Peugeot S.A.*	427	10,853
PPR	369	45,838
Publicis Groupe S.A.	695	27,723
Renault S.A.*	804	29,802
Safran S.A.	915	25,524
Sanofi-Aventis S.A.	4,744	285,719
Schneider Electric S.A.	1,063	107,363
SCOR SE	820	15,662
Societe BIC S.A.	120	8,523
Societe Generale	2,893	119,044
Societe Television Francaise 1	821	10,697
Sodexo	506	28,081
Suez Environment Co.	1,223	20,182
Technip S.A.	491	28,162
Thales S.A.	290	9,362
Total S.A.	9,313	415,722
Unibail-Rodamco SE	412	67,149
Vallourec S.A.	245	42,241
Veolia Environment	1,693	39,774
Vinci S.A.	2,003	83,168
Vivendi S.A.	5,698	115,796

		3,611,408

Germany — 7.7%
Adidas AG	989	47,882
Allianz SE	1,969	194,879
BASF SE	3,979	217,414
Bayer AG	3,744	209,220

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Bayerische Motoren Werke AG	1,343	$65,238
Bayerische Motoren Werke AG (Preference)	500	17,493
Beiersdorf AG	497	27,449
Celesio AG	516	11,252
Commerzbank AG*	3,985	27,818
Continental AG*	250	12,977
Daimler AG*	3,924	198,498
Deutsche Bank AG	2,792	156,825
Deutsche Boerse AG	777	47,206
Deutsche Lufthansa AG*	1,383	19,119
Deutsche Post AG	3,452	50,331
Deutsche Postbank AG*	582	16,870
Deutsche Telekom AG	12,316	145,398
E.ON AG	8,209	220,726
Fraport AG Frankfurt Airport Services Worldwide	78	3,317
Fresenius Medical Care AG & Co. KGaA	918	49,530
Fresenius SE	181	11,999
Fresenius SE (Preference)	280	18,495
GEA Group AG	785	15,624
Hannover Ruckversicherung AG	356	15,257
HeidelbergCement AG	701	33,130
Henkel AG & Co. KGaA	635	25,989
Henkel AG & Co. KGaA (Preference)	882	43,069
Hochtief AG	206	12,299
Infineon Technologies AG*	4,714	27,329
K+S AG	722	33,181
Linde AG	699	73,500
MAN SE	431	35,533
Merck KGaA	264	19,304
Metro AG	665	33,929
Muenchener Ruckversicherung AG	885	111,123
Porsche Automobil Holding SE (Preference)	304	12,997
RWE AG	1,880	123,020
RWE AG (Preference)	206	12,402
Salzgitter AG	183	10,906
SAP AG	3,742	166,397
Siemens AG	3,632	324,846
Suedzucker AG	700	12,647
ThyssenKrupp AG	1,356	33,416
TUI AG*	198	1,740
United Internet AG	243	2,661
Volkswagen AG	252	21,379
Volkswagen AG (Preference)	687	60,285
Wacker Chemie AG	28	4,056

		3,035,955

Greece — 0.2%
Alpha Bank A.E.*	1,580	7,722
Coca-Cola Hellenic Bottling Co. S.A.	680	14,573
EFG Eurobank Ergasias S.A.*	1,674	7,434
Hellenic Telecommunications Organization S.A.*	590	4,435
National Bank of Greece S.A.*	1,915	20,620
OPAP S.A.	1,080	13,437

	Number of Shares	Value†

Greece — (continued)
Piraeus Bank S.A.*	1,557	$6,572
Public Power Corp. S.A.*	180	2,581

		77,374

Guernsey — 0.0%
Resolution Ltd.~	13,092	12,382

Hong Kong — 2.6%
BOC Hong Kong Holdings Ltd.	12,500	28,468
Cathay Pacific Airways Ltd.	10,000	19,777
Cheung Kong Holdings Ltd.	6,000	69,245
Cheung Kong Infrastructure Holdings Ltd.	4,000	14,817
CLP Holdings Ltd.	9,500	68,762
Esprit Holdings Ltd.	4,205	22,587
Genting Singapore Plc*	34,000	28,122
Hang Lung Group Ltd.	8,000	43,113
Hang Lung Properties Ltd.	9,000	34,425
Hang Seng Bank Ltd.	3,100	41,448
Henderson Land Development Co. Ltd.*	5,074	29,719
Hong Kong Exchanges & Clearing Ltd.	5,000	77,982
HongKong Electric Holdings Ltd.	4,500	26,803
Hopewell Holdings Ltd.	1,000	2,824
Hutchison Whampoa Ltd.	9,000	55,387
Kerry Properties Ltd.	4,009	17,323
Li & Fung Ltd.	10,000	44,740
MTR Corp.	6,135	20,922
New World Development Ltd.	14,443	23,448
Noble Group Ltd.	13,909	16,812
NWS Holdings Ltd.	2,278	4,117
Shangri-La Asia Ltd.	2,000	3,691
Sino Land Co. Ltd.	4,337	7,751
Sun Hung Kai Properties Ltd.	6,043	82,644
Swire Pacific Ltd., Class A	4,000	45,405
The Bank of East Asia Ltd.	5,878	21,205
The Hong Kong & China Gas Co. Ltd.	19,300	47,724
The Link Real Estate Investment Trust	13,840	34,342
Wharf Holdings Ltd.	6,000	29,067
Wheelock & Co. Ltd.	2,000	5,638
Wing Hang Bank Ltd.	2,000	19,527
Yue Yuen Industrial Holdings Ltd.	7,000	21,727

		1,009,562

Ireland — 0.6%
Anglo Irish Bank Corp. Plc*~	3,146	0
Bank of Ireland	12,000	9,668
CRH Plc	3,322	68,909
Elan Corp. Plc*	1,453	6,596
Experian Plc	4,995	43,438
James Hardie Industries SE*	1,387	7,182
Kerry Group Plc, Class A	1,174	32,589
Ryanair Holdings Plc*	862	3,782
Shire Plc	2,300	47,183

		219,347

Israel — 0.8%
Bank Hapoalim BM*	4,200	15,128
Bank Leumi Le-Israel BM*	5,100	18,173

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Bezeq Israeli Telecommunication Corp. Ltd.	7,500	$16,394
Cellcom Israel Ltd.	400	9,962
Israel Chemicals Ltd.	1,200	12,501
NICE Systems Ltd.*	400	10,151
Partner Co.mmunications Co. Ltd.	700	10,745
Teva Pharmaceutical Industries Ltd.	4,106	214,527

		307,581

Italy — 2.7%
A2A SpA	1,615	2,205
Assicurazioni Generali SpA	5,328	92,906
Atlantia SpA	1,465	25,964
Banca Carige SpA	3,770	7,364
Banca Monte dei Paschi di Siena SpA*	7,196	8,142
Banca Popolare di Milano Scarl	517	2,128
Banco Popolare Societa Cooperative	3,276	17,961
Beni Stabili SpA*	576	437
Enel SpA	28,529	120,797
ENI SpA	11,493	210,967
Fiat SpA	3,168	32,540
Finmeccanica SpA	2,436	25,253
Intesa Sanpaolo SpA	34,172	89,999
Intesa Sanpaolo SpA, RNC	5,114	10,186
Luxottica Group SpA	206	4,988
Mediaset SpA	2,266	12,886
Mediobanco SpA*	2,550	18,995
Parmalat SpA	7,429	17,267
Prysmian SpA	913	13,103
Saipem SpA	1,299	39,565
Snam Rete Gas SpA	5,240	20,912
Telecom Italia SpA	43,883	48,462
Telecom Italia SpA, RSP	37,646	34,388
Terna Rete Elettrica Nasionale S.p.A.	8,545	30,756
UniCredit SpA	73,382	162,324
Unione di Banche Italiane ScpA*	2,496	21,491

		1,071,986

Japan — 22.9%
Acom Co. Ltd.	80	1,034
Advantest Corp.	1,200	25,077
Aeon Co. Ltd.	2,600	27,512
Aeon Mall Co., Ltd.	500	9,905
Aisin Seiki Co. Ltd.	1,200	32,307
Ajinomoto Co., Inc.	3,000	27,142
Alfresa Holdings Corp.	200	9,666
All Nippon Airways Co. Ltd.*	2,000	6,340
Amada Co. Ltd.	1,000	6,573
Asahi Breweries Ltd.	1,400	23,717
Asahi Glass Co. Ltd.	5,000	46,949
Asahi Kasei Corp.	7,000	36,571
Astellas Pharma, Inc.	2,000	67,011
Benesse Corp.	400	18,209
Bridgestone Corp.	3,300	52,180
Brother Industries Ltd.	400	4,153
Canon, Inc.	5,000	186,347

	Number of Shares	Value†

Japan — (continued)
Casio Computer Co. Ltd.	400	$2,403
Central Japan Railway Co.	7	57,798
Chiyoda Corp.	2,000	14,524
Chubu Electric Power Co., Inc.	2,900	71,968
Chugai Pharmaceutical Co. Ltd.	900	16,020
Chuo Mitsui Trust Holdings, Inc.	4,000	14,106
Citizen Holdings Co. Ltd.	800	4,887
Credit Saison Co. Ltd.	1,000	10,466
Dai Nippon Printing Co. Ltd.	2,000	23,083
Daicel Chemical Industries Ltd.	2,000	13,493
Daihatsu Motor Co., Ltd.	1,000	9,307
Daiichi Sankyo Co. Ltd.	2,900	51,811
Daikin Industries Ltd.	900	27,441
Daito Trust Construction Co. Ltd.	400	22,651
Daiwa House Industry Co. Ltd.	2,000	17,992
Daiwa Securities Group, Inc.	6,000	25,332
Dena Co. Ltd.	300	7,921
Denki Kagaku Kogyo KK	4,000	18,618
Denso Corp.	2,400	66,333
Dentsu, Inc.	800	21,128
East Japan Railway Co.	1,500	99,878
Eisai Co. Ltd.	1,200	39,817
Electric Power Development Co. Ltd.	500	15,859
Elpida Memory, Inc.*	900	13,827
FamilyMart Co. Ltd.	100	3,302
Fanuc Ltd.	800	90,338
Fast Retailing Co. Ltd.	200	30,263
Fuji Electric Holdings Co. Ltd.	1,000	2,879
Fuji Heavy Industries Ltd.*	4,000	21,428
FUJIFILM Holdings Corp.	1,900	54,909
Fujitsu Ltd.	9,000	56,257
Fukuoka Financial Group, Inc.	6,000	24,976
Furukawa Electric Co. Ltd.	4,000	17,452
GS Yuasa Corp.	2,000	13,088
Gunma Bank Ltd.	1,000	5,303
Hankyu Hanshin Holdings, Inc.	7,000	30,890
Hirose Electric Co. Ltd.	100	9,158
Hitachi Chemical Co. Ltd.	1,000	18,578
Hitachi Construction Machinery Co. Ltd.	200	3,682
Hitachi Ltd.*	21,000	76,278
Hitachi Metals Ltd.	1,000	10,124
Hitamitsu Pharmaceutical Co. Ltd.	400	15,866
Hokkaido Electric Power Co., Inc.	900	19,388
Hokuhoku Financial Group, Inc.	9,000	16,533
Hokuriku Electric Power Co.	1,200	26,315
Honda Motor Co. Ltd.	7,200	211,485
Hoya Corp.	1,700	36,172
IBIDEN Co. Ltd.	500	13,469
IHI Corp.	3,000	4,774
INPEX Holdings, Inc.	4	22,186
Isetan Mitsukoshi Holdings Ltd.	2,500	24,371
Isuzu Motors Ltd.	6,000	18,030
ITOCHU Corp.	6,000	46,905
J. Front Retailing Co. Ltd.	1,000	4,813
Japan Real Estate Investment Corp.	3	24,437

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Japan Retail Fund Investment Corp.	10	$12,179
Japan Tobacco, Inc.	18	56,000
JFE Holdings, Inc.	2,200	68,061
JGC Corp.	1,000	15,174
Joyo Bank Ltd.	4,000	15,859
JS Group Corp.	1,300	24,814
JSR Corp.	900	15,118
JTEKT Corp.	400	3,699
Jupiter Telecommunications Co. Ltd.	4	3,830
JX Holdings, Inc.*	10,990	54,319
Kajima Corp.	2,000	4,534
Kamigumi Co. Ltd.	1,000	7,673
Kaneka Corp.	2,000	11,603
Kansai Paint Co. Ltd.	2,000	17,168
Kao Corp.	2,500	58,822
Kawasaki Heavy Industries Ltd.	7,000	16,972
Kawasaki Kisen Kaisha Ltd.*	4,000	16,265
KDDI Corp.	12	57,200
Keihin Electric Express Railway Co. Ltd.	2,000	17,676
Keio Corp.	3,000	19,369
Keyence Corp.	210	48,561
Kikkoman Corp.	1,000	10,441
Kintetsu Corp.	9,000	27,463
Kirin Holdings Co. Ltd.	4,000	50,358
Kobe Steel Ltd.	11,000	20,953
Komatsu Ltd.	3,900	70,224
Konami Corp.	200	3,085
Konica Minolta Holdings, Inc.	1,500	14,430
Kubota Corp.	5,000	38,352
Kuraray Co. Ltd.	1,500	17,597
Kurita Water Industries Ltd.	300	8,198
Kyocera Corp.	700	56,669
Kyowa Hakko Kirin Co. Ltd.	1,000	9,484
Kyushu Electric Power Co., Inc.	1,800	40,370
Lawson, Inc.	400	17,495
Makita Corp.	300	8,028
Marubeni Corp.	7,000	35,885
Marui Group Co. Ltd.	600	4,042
Mazda Motor Corp.	7,000	16,358
Medipal Holdings Corp.	1,000	11,877
MEIJI Holdings Co. Ltd.	600	24,548
Minebea Co. Ltd.	2,000	11,079
Mitsubishi Chemical Holdings Corp.	7,500	34,233
Mitsubishi Corp.	6,200	128,268
Mitsubishi Electric Corp.	8,000	62,439
Mitsubishi Estate Co. Ltd.	5,000	69,608
Mitsubishi Gas Chemical Co., Inc.	1,000	4,849
Mitsubishi Heavy Industries Ltd.	14,000	48,296
Mitsubishi Materials Corp.*	5,000	13,290
Mitsubishi Motors Corp.*	12,000	15,180
Mitsubishi Tanabe Pharma Corp.	1,000	15,236
Mitsubishi UFJ Financial Group, Inc.	56,800	257,912
Mitsubishi UFJ Lease & Finance Co. Ltd.	130	4,385
Mitsui & Co. Ltd.	7,400	86,327
Mitsui Chemicals, Inc.	5,000	13,974

	Number of Shares	Value†

Japan — (continued)
Mitsui Engineering & Shipbuilding Co. Ltd.	1,000	$2,020
Mitsui Fudosan Co. Ltd.	4,000	55,674
Mitsui Mining & Smelting Co., Ltd.	4,000	10,556
Mitsui OSK Lines Ltd.	6,000	39,670
Mitsui Sumitomo Insurance Group Holdings, Inc.	2,190	46,873
Mitsumi Electric Co. Ltd.	100	1,696
Mizuho Financial Group, Inc.	58,000	95,167
Mizuho Trust & Banking Co. Ltd.*	3,000	2,580
Murata Manufacturing Co. Ltd.	1,000	47,688
Namco Bandai Holdings, Inc.	400	3,517
NEC Corp.	13,000	33,746
NGK Insulators Ltd.	1,000	15,575
NGK Spark Plug Co. Ltd.	1,000	12,415
Nidec Corp.	500	41,859
Nikon Corp.	1,600	27,574
Nintendo Co. Ltd.	500	146,805
Nippon Building Fund, Inc.	3	23,804
Nippon Electric Glass Co. Ltd.	2,000	22,909
Nippon Express Co. Ltd.	5,000	22,530
Nippon Meat Packers, Inc.	1,000	12,344
Nippon Paper Group, Inc.	200	5,536
Nippon Sheet Glass Co. Ltd.	1,000	2,446
Nippon Steel Corp.	23,000	76,025
Nippon Telegraph & Telephone Corp.	2,200	89,619
Nippon Yusen K.K.	8,000	29,154
Nissan Chemical Industries Ltd.	1,000	11,175
Nissan Motor Co. Ltd.*	10,700	74,563
Nisshin Seifun Group, Inc.	500	5,646
Nisshin Steel Co. Ltd.	2,000	3,180
Nisshinbo Holdings, Inc.	2,000	19,171
Nissin Food Products Co. Ltd.	200	7,342
Nitori Co. Ltd.	100	8,620
Nitto Denko Corp.	600	19,682
NKSJ Holdings, Inc.*	7,700	46,070
NOK Corp.	1,000	15,880
Nomura Holdings, Inc.	15,300	83,591
Nomura Real Estate Holdings, Inc.	1,000	12,515
Nomura Research Institute Ltd.	200	4,246
NSK Ltd.	3,000	20,835
NTN Corp.	1,000	4,094
NTT Data Corp.	6	22,147
NTT DoCoMo, Inc.	70	106,000
Obayashi Corp.	4,000	15,858
Odakyu Electric Railway Co. Ltd.	2,000	17,169
Oji Paper Co. Ltd.	4,000	19,612
Olympus Corp.	1,000	23,689
OMRON Corp.	1,000	21,799
Ono Pharmaceutical Co. Ltd.	300	12,161
Oracle Corp. Japan	200	9,828
Oriental Land Co. Ltd.	300	25,072
ORIX Corp.	510	36,947
Osaka Gas Co. Ltd.	8,000	28,856
Panasonic Corp.	8,300	103,641
Panasonic Electric Works Co. Ltd.	2,000	19,659

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Rakuten, Inc.	28	$20,231
Resona Holdings, Inc.	2,400	29,290
Ricoh Co. Ltd.	3,000	38,255
Rinnai Corp.	300	15,399
Rohm Co. Ltd.	500	30,025
Sankyo Co. Ltd.	100	4,520
Santen Pharmaceutical Co. Ltd.	200	7,206
Sanyo Electric Co. Ltd.*	9,000	11,580
SBI Holdings, Inc.	101	12,547
Secom Co. Ltd.	1,000	44,406
Sega Sammy Holdings, Inc.	400	5,746
Seiko Epson Corp.	800	10,339
Sekisui Chemical Co. Ltd.	1,000	6,238
Sekisui House Ltd.	3,000	25,658
Seven & I Holdings Co. Ltd.	3,300	75,607
Sharp Corp.	4,000	42,195
Shikoku Electric Power Co., Inc.	700	20,020
Shimadzu Corp.	1,000	7,538
Shimamura Co. Ltd.	200	18,083
Shimano, Inc.	500	21,453
Shimizu Corp.	1,000	3,418
Shin-Etsu Chemical Co. Ltd.	1,800	83,691
Shinsei Bank Ltd.*	2,000	1,691
Shionogi & Co. Ltd.	2,000	41,463
Shiseido Co. Ltd.	1,700	37,470
Showa Denko K.K.	9,000	16,255
Showa Shell Sekiyu K.K.	500	3,448
SMC Corp.	200	26,754
Softbank Corp.	3,400	90,179
Sojitz Corp.	1,800	2,813
Sony Corp.	4,400	117,361
Sony Financial Holdings, Inc.	6	20,015
Stanley Electric Co. Ltd.	300	4,968
SUMCO Corp.*	200	3,315
Sumitomo Chemical Co. Ltd.	6,000	23,221
Sumitomo Corp.	5,200	51,932
Sumitomo Electric Industries Ltd.	3,600	41,954
Sumitomo Heavy Industries Ltd.	3,000	17,603
Sumitomo Metal Industries Ltd.	14,000	31,655
Sumitomo Metal Mining Co. Ltd.	2,000	24,950
Sumitomo Mitsui Financial Group, Inc.	5,800	164,154
Sumitomo Realty & Development Co. Ltd.	2,000	33,984
Sumitomo Rubber Industries Ltd.	1,200	10,584
Suruga Bank Ltd.	1,000	9,076
Suzuken Co. Ltd.	400	13,389
Suzuki Motor Corp.	1,800	35,326
Sysmex Corp.	200	11,359
T&D Holdings, Inc.	1,300	27,797
Taiheiyo Cement Corp.*	15,000	18,941
Taisei Corp.	2,000	4,000
Taisho Pharmaceutical Co. Ltd.	1,000	19,727
Taiyo Nippon Sanso Corp.	1,000	7,941
Takashimaya Co. Ltd.	1,000	7,971
Takeda Pharmaceutical Co. Ltd.	3,300	141,744
TDK Corp.	600	32,833

	Number of Shares	Value†

Japan — (continued)
Teijin Ltd.	2,000	$5,938
Terumo Corp.	800	38,312
The 77 Bank Ltd.	2,000	10,743
The Bank of Kyoto Ltd.	1,000	8,232
The Bank of Yokohama Ltd.	7,000	32,021
The Chiba Bank Ltd.	4,000	24,148
The Chugoku Bank Ltd.	1,000	11,783
The Chugoku Electric Power Co., Inc.	1,200	24,716
The Dai-ichi Life Insurance Co., Ltd.	33	45,759
The Hachijuni Bank Ltd.	1,000	5,614
The Hiroshima Bank Ltd.	5,000	19,984
The Iyo Bank Ltd.	1,000	9,300
The Japan Steel Works Ltd.	1,000	8,790
The Kansai Electric Power Co., Inc.	3,300	80,481
The Nishi-Nippon City Bank Ltd.	1,000	2,864
The Shizuoka Bank Ltd.	3,000	26,145
The Sumitomo Trust & Banking Co. Ltd.	7,000	35,638
THK Co. Ltd.	1,000	20,689
Tobu Railway Co. Ltd.	3,000	16,159
Toho Co. Ltd.	200	3,316
Toho Gas Co. Ltd.	1,000	5,334
Tohoku Electric Power Co., Inc.	2,500	53,671
Tokio Marine Holdings, Inc.	3,200	84,128
Tokuyama Corp.	4,000	17,606
Tokyo Electric Power Co., Inc.	5,400	146,899
Tokyo Electron Ltd.	800	43,094
Tokyo Gas Co. Ltd.	10,000	45,651
Tokyu Corp.	4,000	16,281
Tokyu Land Corp.	1,000	3,496
TonenGeneral Sekiyu K.K.	1,000	8,652
Toppan Printing Co. Ltd.	4,000	31,630
Toray Industries, Inc.	5,000	23,965
Toshiba Corp.*	18,000	89,164
Tosoh Corp.	6,000	15,532
TOTO Ltd.	3,000	19,928
Toyo Seikan Kaisha Ltd.	300	4,378
Toyo Suisan Kaisha Ltd.	1,000	23,868
Toyoda Gosei Co., Ltd.	400	9,920
Toyota Industries Corp.	700	17,763
Toyota Motor Corp.	12,900	443,227
Toyota Tsusho Corp.	1,100	15,679
Trend Micro, Inc.	500	13,512
Tsumura & Co.	200	6,124
Ube Industries Ltd.	7,000	16,551
Unicharm Corp.	200	22,553
Ushio, Inc.	700	10,784
West Japan Railway Co.	6	21,941
Yahoo! Japan Corp.	64	25,509
Yakult Honsha Co. Ltd.	200	5,441
Yamada Denki Co. Ltd.	340	22,216
Yamaguchi Financial Group, Inc.	1,000	9,557
Yamaha Corp.	300	3,063
Yamaha Motor Co. Ltd.*	1,400	18,508
Yamato Holdings Co. Ltd.	2,000	26,471
Yaskawa Electric Corp.	2,000	14,837

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Yokogawa Electric Corp.	2,000	$12,380

		9,072,927

Jersey — 0.1%
Randgold Resources Ltd.	366	34,795

Luxembourg — 0.5%
ArcelorMittal	3,994	107,126
Millicom International Cellular S.A.	326	26,452
SES S.A.	1,400	29,115
Tenaris S.A.	1,927	33,237

		195,930

Mexico — 0.0%
Fresnillo Plc	1,200	17,421

Netherlands — 4.5%
Aegon N.V.*	6,427	34,139
Akzo Nobel N.V.	940	48,857
ASML Holding N.V.	1,787	49,178
Corio N.V.	273	13,257
European Aeronautic Defence & Sapce Co. N.V.*	1,819	37,122
Fugro N.V.	289	13,351
Heineken Holdings N.V.	420	15,344
Heineken N.V.	1,000	42,387
ING Groep N.V.*	16,852	124,714
Koninklijke Ahold N.V.	5,552	68,678
Koninklijke Boskalis Westminster N.V.	415	16,124
Koninklijke DSM N.V.	668	26,554
Koninklijke KPN N.V.	7,611	97,014
Koninklijke Philips Electronics N.V.	4,456	133,066
Koninklijke Vopak N.V.	370	13,559
QIAGEN N.V.*	1,189	23,132
Randstad Holding N.V.*	435	17,093
Reed Elsevier N.V.	3,426	37,927
Royal Dutch Shell Plc, A Shares	15,615	394,061
Royal Dutch Shell Plc, B Shares	12,089	292,199
SBM Offshore N.V.	693	9,914
TNT N.V.	1,820	45,841
Unilever N.V.	7,179	196,053
Wolters Kluwer N.V.	1,285	24,643

		1,774,207

New Zealand — 0.1%
Auckland International Airport Ltd.	5,869	7,503
Fletcher Building Ltd.	3,266	17,478
Telecom Corp. of New Zealand Ltd.	12,648	16,288

		41,269

Norway — 0.6%
Aker Solutions ASA	800	9,147
DnB NOR ASA	3,688	35,472
Norsk Hydro ASA*	3,267	14,753
Orkla ASA	3,563	22,786
Renewable Energy Corp. AS*	4,240	10,025
StatoilHydro ASA	4,649	89,562

	Number of Shares	Value†

Norway — (continued)
Telenor ASA	3,419	$43,070
Yara International ASA	1,000	28,110

		252,925

Portugal — 0.3%
Banco Comercial Portugues S.A.	14,323	10,755
Banco Espirito Santo S.A.	3,884	15,325
Brisa Auto-Estradas de Portugal SA	510	3,087
Cimentos de Portugal, SGPS S.A.	2,109	11,851
Energias de Portugal S.A.	6,268	18,654
Galp Energia SGPS, S.A., B Shares	1,326	19,807
Portugal Telecom SGPS, S.A.	2,710	27,086

		106,565

Singapore — 1.5%
Ascendas Real Estate Investment Trust	15,000	19,371
CapitaLand Ltd.	9,000	22,950
Capitamall Trust Management Ltd.	5,700	7,431
CapitaMalls Asia Ltd.	7,000	10,466
City Developments Ltd.	3,000	23,614
ComfortDelGro Corp. Ltd.	4,000	4,148
DBS Group Holdings Ltd.	7,661	74,349
Fraser & Neave Ltd.	5,000	18,284
Golden Agri-Resources Ltd.	42,000	15,745
Jardine Cycle & Carriage Ltd.	1,000	21,281
K-Green Trust*	1,200	900
Keppel Corp. Ltd.	6,000	36,225
Olam International Ltd.	3,041	5,582
Oversea-Chinese Banking Corp.	10,436	65,717
SembCorp Industries Ltd.	2,000	5,784
SembCorp Marine Ltd.	7,000	19,129
Singapore Airlines Ltd.	2,000	20,738
Singapore Exchange Ltd.	4,000	20,977
Singapore Press Holdings Ltd.	7,000	18,843
Singapore Technologies Engineering Ltd.	7,000	16,364
Singapore Telecommunications Ltd.	39,000	84,315
United Overseas Bank Ltd.	5,116	71,173
Wilmar International Ltd.	5,000	20,458

		603,844

Spain — 3.4%
Abertis Infraestructuras S.A.	1,521	21,863
Acciona S.A.	126	9,589
Acerinox S.A.	263	4,087
ACS Actividades de Construccion y Servicios S.A.	740	27,195
Banco Bilbao Vizcaya Argentaria, Chile S.A.	15,938	164,209
Banco de Sabadell S.A.	3,206	14,518
Banco de Valencia S.A.	601	2,675
Banco Popular Espanol S.A.	4,279	21,688
Banco Santander S.A.	36,267	380,303
Bankinter S.A.	588	3,582
Criteria CaixaCorp S.A.	6,621	27,076
EDP Renovaveis S.A.*	873	5,141
Enagas	797	12,005
Ferrovial S.A.	1,969	12,735

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — (continued)
Gamesa Corporacion Tecnologica S.A.*	827	$7,102
Gas Natural SDG S.A.	1,014	14,653
Grifols S.A.	1,270	12,981
Iberdola I10 Shares~	597	3,382
Iberdrola Renovables S.A.	2,539	7,968
Iberdrola S.A.	17,445	98,051
Inditex S.A.	1,022	58,276
Indra Sistemas S.A.	203	3,246
Mapfre I10 Shares~	168	461
Mapfre S.A.	5,227	14,214
Red Electrica de Espana S.A.	525	18,798
Repson YPF S.A.	3,387	68,350
Telefonica S.A.	18,217	337,465
Zardoya Otis I10 Shares~	13	170
Zardoya Otis S.A.	263	3,379

		1,355,162

Sweden — 2.8%
Alfa Laval AB	1,100	14,285
Assa Abloy AB, B Shares	1,200	23,985
Atlas Copco AB, A Shares	2,724	39,827
Atlas Copco AB, B Shares	2,290	30,231
Boliden AB	1,000	11,053
Electrolux AB, B Shares	860	19,660
Getinge AB, B Shares	844	16,334
Hennes & Mauritz AB, B Shares	4,500	123,671
Husqvarna AB, B Shares	934	5,617
Investor AB, B Shares	2,300	37,205
Kinnevik Investment AB, B Shares	1,200	19,212
Modern Times Group AB, B Shares	200	10,949
Nordea Bank AB	14,425	118,951
Ratos AB, B Shares	700	17,538
Sandvik AB	4,090	49,890
Scania AB, B Shares	1,100	16,790
Securitas AB, B Shares	1,200	10,877
Skandinaviska Enskilda Banken AB, A Shares	6,680	35,394
Skanska AB, B Shares	2,100	30,382
SKF AB, B Shares	1,600	28,715
Ssab Svenskt Stal AB, A Shares	1,400	18,796
Svenska Cellulosa AB, B Shares	2,300	27,051
Svenska Handelsbanken AB, A Shares	2,300	56,267
Swedbank AB, A Shares*	3,350	30,742
Swedish Match AB	1,200	26,223
Tele2 AB, B Shares	1,416	21,156
Telefonaktiebolaget LM Ericsson, B Shares	13,556	150,366
TeliaSonera AB	10,900	70,040
Volvo AB, B Shares*	4,641	51,324

		1,112,531

Switzerland — 8.3%
ABB Ltd.*	9,678	168,500
Actelion Ltd.*	358	13,404
Adecco S.A.	528	25,189
Aryzta AG	492	18,930
Baloise Holding AG	303	21,091
Compagnie Financiere Richemont SA	2,389	83,405

	Number of Shares	Value†

Switzerland — (continued)
Credit Suisse Group AG	4,924	$185,129
GAM Holding Ltd.*	656	7,089
Geberit AG	167	25,984
Givaudan S.A.	30	25,480
Holcim Ltd.	1,132	75,778
Julius Baer Group Ltd.	1,033	29,453
Kuehne & Nagel International AG	317	32,632
Lindt & Spruengli AG	1	24,506
Lindt & Spruengli AG, Participation Certificates	3	6,509
Logitech International S.A.*	1,139	15,418
Lonza Group AG	223	14,847
Nestle S.A.	15,212	733,505
Nobel Biocare Holding AG	578	9,950
Novartis AG	9,342	452,743
Pargesa Holding S.A.	49	3,213
Roche Holding AG	3,118	429,167
Schindler Holding AG	145	12,102
Schindler Holding AG, Participation Certificates	194	16,352
SGS S.A.	20	26,993
Sika AG	9	15,954
Sonova Holding AG	157	19,267
STMicroelectronics N.V.	3,129	24,852
Straumann Holding AG	19	4,109
Swiss Life Holding AG*	175	16,725
Swiss Reinsurance	1,550	63,687
Swisscom AG	91	30,851
Syngenta AG	427	98,644
The Swatch Group AG	137	38,637
The Swatch Group AG, Registered Shares	282	14,411
UBS AG*	16,319	216,191
Xstrata Plc	9,309	121,898
Zurich Financial Services AG	662	145,914

		3,268,509

United Kingdom — 18.3%
3i Group Plc	3,079	12,144
Admiral Group Plc	1,092	22,869
Aggreko PLC	1,370	28,760
AMEC Plc	1,738	21,293
Anglo American Plc*	5,680	197,920
Antofagasta Plc	1,482	17,242
ARM Holdings PLC	6,880	28,475
Associated British Foods Plc	1,748	25,314
AstraZeneca Plc	6,555	309,041
Autonomy Corp. Plc*	1,092	29,766
Aviva Plc	11,857	55,102
BAE Systems Plc	15,758	73,341
Balfour Beatty Plc	4,201	14,942
Barclays Plc	49,285	196,721
BG Group Plc	15,241	226,677
BHP Billiton Plc	9,965	258,378
BP Plc	82,333	394,141
British Airways Plc*	1,104	3,207

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — 18.3%
British American Tobacco Plc	9,012	$286,003
British Land Co. Plc	4,635	29,939
British Sky Broadcasting Group Plc	4,770	49,807
BT Group Plc	34,986	67,533
Bunzl Plc	1,761	17,634
Burberry Group Plc	1,938	21,887
Cable & Wireless Worldwide	9,063	11,727
Cairn Energy Plc*	5,960	36,615
Carnival Plc	866	28,051
Centrica Plc	23,725	104,699
Cobham Plc	4,326	13,704
Compass Group Plc	7,518	57,193
Diageo Plc	11,167	175,410
Eurasian Natural Resources Corp.	1,476	18,782
Firstgroup Plc	2,601	14,119
G4S Plc	5,282	20,942
GlaxoSmithKline Plc	22,873	388,403
Hammerson Plc	2,901	14,788
Home Retail Group Plc	2,620	8,320
HSBC Holdings Plc	77,960	712,219
ICAP Plc	3,290	19,719
Imperial Tobacco Group Plc*	4,622	129,142
Inmarsat Plc	1,718	18,216
Intercontinental Hotels Group Plc	1,325	20,882
International Power Plc	6,942	31,010
Invensys Plc	4,412	15,795
Investec Plc	2,501	16,829
ITV Plc*	22,089	16,507
J. Sainsbury Plc	4,574	21,824
Johnson Matthey Plc	769	17,085
Kazakhmys Plc	824	12,095
Kingfisher Plc	10,053	31,492
Land Securities Group Plc	3,874	32,060
Legal & General Group Plc	27,849	32,459
Liberty International Plc	1,515	6,999
Lloyds Banking Group Plc*	181,439	143,240
London Stock Exchange Group Plc	323	2,697
Lonmin Plc*	599	12,507
Man Group Plc	8,839	29,300
Marks & Spencer Group Plc	7,889	38,864
National Grid Plc	14,555	106,265
Next Plc	769	22,927
Old Mutual Plc	25,961	39,747
Pearson Plc	3,306	43,480
Petrofac Ltd.	1,394	24,525
Prudential Plc	10,932	82,456
Reckitt Benckiser Group Plc	2,806	130,519
Reed Elsevier Plc	5,022	37,237
Rexam Plc	3,745	16,847
Rio Tinto Plc	6,426	282,194
Rolls-Royce Group Plc*	8,148	68,010
Rolls-Royce Group Plc, Class C*~	733,320	1,096
Royal Bank of Scotland Group Plc*	70,281	42,802
RSA Insurance Group Plc	16,908	29,995

	Number of Shares	Value†

United Kingdom — (continued)
SABMiller Plc	4,152	$116,424
Schroders Plc	447	8,045
Scottish & Southern Energy Plc	4,264	71,013
Segro Plc	3,302	12,450
Serco Group Plc	1,577	13,772
Severn Trent Plc	745	13,673
Smith & Nephew Plc	4,409	41,654
Smiths Group Plc	1,949	31,030
Standard Chartered Plc	8,847	215,428
Standard Life Plc	8,059	20,826
Tesco Plc	36,221	204,337
The Capita Group Plc	3,054	33,647
The Sage Group Plc	4,299	14,791
Thomas Cook Group Plc	5,125	13,565
Tomkins Plc	4,625	15,534
TUI Travel Plc	1,257	3,911
Tullow Oil Plc	3,910	58,162
Unilever Plc	5,793	154,858
United Utilities Group Plc	3,483	27,256
Vedanta Resources Plc	511	16,055
Vodafone Group Plc	231,505	477,014
Whitbread Plc	806	16,832
WM Morrison Supermarkets Plc	8,092	31,976
Wolseley Plc*	1,475	29,279
WPP Group Plc	5,751	54,177

		7,265,639

United States — 0.1%
Synthes, Inc.	208	23,916

TOTAL COMMON STOCKS (Cost $42,238,368)		39,002,941

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.*	256	1

France — 0.0%
Fonciere Des Regions	96	55

Hong Kong — 0.0%
Henderson Land Development Co., Ltd.	1,000	169

Italy — 0.0%
Mediobanca SpA*	1,036	42
Unione di Banche Italiane ScpA	1,536	31

		73

Norway — 0.0%
Norsk Hydro Asa	994	513

TOTAL WARRANTS (Cost $41)		811

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	307,475	$307,475
BlackRock Liquidity Funds TempFund - Institutional Shares	307,475	307,475

TOTAL SHORT-TERM INVESTMENTS (Cost $614,950)		614,950

TOTAL INVESTMENTS — 100.0% (Cost $42,853,359)		$39,618,702

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2010 is $17,491.
§	Restricted security.
Plc	— Public Limited Company.
PPS	— Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$58,171
Aerospace & Defense	0.7%	253,412
Agriculture	1.4%	533,571
Airlines	0.2%	87,560
Apparel	0.4%	170,103
Auto Manufacturers	3.5%	1,362,103
Auto Parts & Equipment	0.9%	334,910
Banks	15.1%	5,893,671
Beverages	2.0%	787,556
Biotechnology	0.2%	96,573
Building Materials	1.5%	568,390
Chemicals	3.5%	1,364,828
Commercial Services	1.3%	504,286
Computers	0.5%	189,719
Cosmetics & Personal Care	0.6%	250,471
Distribution & Wholesale	1.2%	463,109
Diversified	—%	19,371
Diversified Financial Services	1.2%	461,465
Diversified Operations	0.1%	36,225
Electric	4.4%	1,716,184
Electrical Components & Equipment	1.0%	375,200
Electronics	1.6%	634,904
Energy-Alternate Sources	0.1%	32,405
Engineering & Construction	1.4%	541,317
Entertainment	0.2%	75,454
Environmental Control	—%	8,198
Food	5.6%	2,201,454
Food Service	0.2%	85,274
Forest Products & Paper	0.2%	97,354
Gas	0.7%	279,834
Hand & Machine Tools	0.4%	136,694
Healthcare Products	0.9%	335,554
Healthcare Services	0.2%	62,609

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Holding Companies	0.8%	$301,059
Home Builders	0.1%	49,888
Home Furnishings	0.7%	282,857
Household Products & Wares	0.5%	213,717
Insurance	4.5%	1,747,230
Internet	0.2%	82,381
Investment Companies	0.4%	137,665
Iron & Steel	1.2%	457,520
Leisure Time	0.2%	96,037
Lodging	0.3%	132,882
Machinery — Construction & Mining	0.4%	143,964
Machinery — Diversified	0.9%	354,246
Media	1.2%	468,286
Metal Fabricate/Hardware	0.4%	159,686
Mining	4.6%	1,802,036
Miscellaneous Manufacturing	1.4%	553,490
Mixed Industrial/Office	0.6%	217,226
Office & Business Equipment	0.6%	240,372
Oil & Gas	6.5%	2,527,921
Oil & Gas Services	0.4%	146,861
Packaging and Containers	0.1%	45,182
Pharmaceuticals	7.3%	2,841,105
Real Estate	1.6%	609,424
Real Estate Investment Trusts	0.4%	174,857
Retail	2.3%	886,520
Semiconductors	0.6%	220,095
Shipbuilding	0.1%	39,271
Software	0.6%	248,347
Strip Centers	0.3%	111,928
Telecommunications	6.6%	2,571,654
Textiles	0.2%	66,671
Toys, Games & Hobbies	0.4%	150,322
Transportation	2.0%	775,091
Unknown	—%	16,192
Venture Capital	—%	12,144
Water	0.3%	100,885

	100.0%	$39,002,941

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$3,133,231	$—	$3,133,231	$—
Austria	116,131	—	116,131	—
Belgium	366,321	—	366,321	—
Bermuda	23,377	—	23,377	—
Cayman Islands	13,046	—	13,046	—
China	51,002	—	51,002	—
Cyprus	9,327	—	9,327	—
Denmark	410,523	—	410,523	—
Europe	4,013	—	4,013	—
Finland	408,748	—	408,748	—
France	3,611,408	—	3,611,408	—
Germany	3,035,955	27,449	3,008,506	—

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

DEVELOPED INTERNATIONAL INDEX FUND

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Greece	$77,374	$—	$77,374	$—
Guernsey	12,382	—	12,382	—
Hong Kong	1,009,562	—	1,009,562	—
Ireland	219,347	32,589	186,758	—
Israel	307,581	—	307,581	—
Italy	1,071,986	437	1,071,549	—
Japan	9,072,927	357,633	8,715,294	—
Jersey	34,795	—	34,795	—
Luxembourg	195,930	—	195,930	—
Mexico	17,421	—	17,421	—
Netherlands	1,774,207	—	1,774,207	—
New Zealand	41,269	—	41,269	—
Norway	252,925	—	252,925	—
Portugal	106,565	—	106,565	—
Singapore	603,844	900	602,944	—
Spain	1,351,149	—	1,351,149	—
Sweden	1,112,531	—	1,112,531	—
Switzerland	3,268,509	—	3,268,509	—
United Kingdom	7,265,639	11,727	7,253,912	—
United States	23,916	—	23,916	—
WARRANTS	811	811	—	—
SHORT-TERM INVESTMENTS	614,950	614,950	—	—

TOTAL INVESTMENTS	$39,618,702	$1,046,496	$38,572,206	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 90.0%
Australia — 5.5%
Coca-Cola Amatil Ltd.	318,930	$3,193,393
QBE Insurance Group Ltd.	286,957	4,354,309
Woolworths Ltd.	330,851	7,488,817

		15,036,519

Belgium — 1.6%
Colruyt S.A.	18,989	4,466,991

Brazil — 6.1%
AES Tiete S.A. (Preference)	196,361	2,245,369
CETIP S.A. - Balcao Organizado de Ativos e Derivativos	173,435	1,373,067
CETIP S.A. - Balcao Organizado de Ativos e Derivativos (Receipt)*~	522	4,133
Cielo S.A.	130,500	1,109,069
Companhia de Bebidas das Americas ADR#	34,700	3,505,047
CPFL Energia S.A.	97,100	2,130,282
Redecard S.A.	170,400	2,408,257
Souza Cruz S.A.	102,674	3,868,051

		16,643,275

Canada — 3.0%
Canadian Natural Resources Ltd.	164,952	5,474,383
Power Corp. of Canada	118,712	2,844,716

		8,319,099

Denmark — 4.4%
Novo Nordisk A/S, B Shares	149,600	12,086,595

France — 2.8%
Bureau Veritas S.A.	43,700	2,366,839
Cie Generale d’Optique Essilor International S.A.	90,856	5,399,117

		7,765,956

Germany — 1.6%
Muenchener Ruckversicherung AG	34,057	4,276,304

India — 12.6%
Bharat Heavy Electricals Ltd.	54,558	2,874,479
Cipla Ltd.	225,461	1,634,134
HDFC Bank Ltd.	263,252	10,811,215
Hero Honda Motors Ltd.	50,131	2,199,134
Housing Development Finance Corp.	145,442	9,165,731
ITC Ltd.	858,487	5,601,053
Nestle India Ltd.	32,948	2,035,084

		34,320,830

Ireland — 3.2%
Covidien Plc#	217,176	8,726,132

Japan — 4.3%
Nitori Co. Ltd.	79,800	6,878,685
Secom Co. Ltd.	109,200	4,849,143

		11,727,828

Netherlands — 2.2%
Core Laboratories NV#	40,345	5,955,325

	Number of Shares	Value†

Switzerland — 8.7%
Nestle S.A.	256,310	$12,358,969
Novartis AG	87,400	4,235,677
Roche Holding AG	51,907	7,144,569

		23,739,215

United Kingdom — 29.1%
Admiral Group Plc	100,400	2,102,605
Amlin Plc	695,191	4,001,138
British American Tobacco Plc	478,338	15,180,427
De La Rue Plc	236,445	3,338,174
Diageo Plc	392,477	6,164,988
G4S Plc	691,268	2,740,701
Imperial Tobacco Group Plc	448,321	12,526,382
Reckitt Benckiser Group Plc	179,328	8,341,316
SABMiller Plc	112,985	3,168,153
Scottish & Southern Energy Plc	188,078	3,132,246
Standard Chartered Plc	170,699	4,156,587
Tesco Plc	1,642,358	9,265,211
The Capita Group Plc	480,462	5,293,355

		79,411,283

United States — 4.9%
Philip Morris International, Inc.	293,446	13,451,565

TOTAL COMMON STOCKS (Cost $224,210,303)		245,926,917

SHORT-TERM INVESTMENTS — 6.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	8,176,192	8,176,192
BlackRock Liquidity Funds TempFund - Institutional Shares	8,176,191	8,176,191

TOTAL SHORT-TERM INVESTMENTS (Cost $16,352,383)		16,352,383

SECURITIES LENDING COLLATERAL — 4.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $11,044,036)	11,044,036	11,044,036

TOTAL INVESTMENTS — 100.0% (Cost $251,606,722)		$273,323,336

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.
~	Fair valued security. The total market value of fair valued securities at June 30, 2010 is $4,133.

ADR — American Depository Receipt.

Plc — Public Limited Company.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

INTERNATIONAL EQUITY FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	20.6%	$50,627,478
Banks	6.1%	14,967,802
Beverages	6.5%	16,031,581
Commercial Services	8.0%	19,697,281
Diversified Financial Services	6.4%	15,795,904
Electric	3.1%	7,507,897
Electrical Components & Equipment	1.2%	2,874,479
Food	14.5%	35,615,072
Healthcare Products	5.7%	14,125,249
Household Products & Wares	3.4%	8,341,316
Insurance	6.0%	14,734,356
Leisure Time	0.9%	2,199,134
Oil & Gas	2.2%	5,474,383
Oil & Gas Services	2.4%	5,955,325
Pharmaceuticals	10.2%	25,100,975
Retail	2.8%	6,878,685

	100.0%	$245,926,917

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$15,036,519	$—	$15,036,519	$—
Belgium	4,466,991	—	4,466,991	—
Brazil	16,643,275	16,639,142	4,133	—
Canada	8,319,099	8,319,099	—	—
Denmark	12,086,595	—	12,086,595	—
France	7,765,956	—	7,765,956	—
Germany	4,276,304	—	4,276,304	—
India	34,320,830	—	34,320,830	—
Ireland	8,726,132	8,726,132	—	—
Japan	11,727,828	—	11,727,828	—
Netherlands	5,955,325	5,955,325	—	—
Switzerland	23,739,215	—	23,739,215	—
United Kingdom	79,411,283	—	79,411,283	—
United States	13,451,565	13,451,565	—	—
SHORT-TERM INVESTMENTS	16,352,383	16,352,383	—	—
SECURITIES LENDING COLLATERAL	11,044,036	11,044,036	—	—

TOTAL INVESTMENTS	$273,323,336	$80,487,682	$192,835,654	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 96.5%
Argentina — 0.1%
Banco Macro S.A. ADR	1,700	$50,065

Brazil — 11.5%
Banco Bradesco S.A. (Preference)	15,730	247,497
Banco Bradesco S.A. ADR	34,060	540,192
BRF - Brasil Foods S.A.	78,000	1,025,019
BRF - Brasil Foods S.A. ADR	1,000	13,260
Cielo S.A.	78,500	667,141
Companhia de Bebidas das Americas ADR	9,700	979,797
Itau Unibanco Holding S.A. (Preference)	15,397	277,572
Itau Unibanco Holding S.A. ADR	76,498	1,377,729
MRV Engenharia e Participacoes S.A.	49,800	351,773
NET Servicos de Comunicacao S.A. (Preference)*	53,974	507,445
NET Servicos de Comunicacao S.A. ADR*	500	4,695
OGX Petroleo e Gas Participacoes SA*	31,100	288,946
PDG Realty S.A. Empreendimentos e Participacoes	68,900	577,157
Petroleo Brasileiro S.A.	2,487	42,768
Petroleo Brasileiro S.A. (Preference)	31,600	471,987
Petroleo Brasileiro S.A. ADR	19,100	569,180
Petroleo Brasileiro S.A. ADR	16,300	559,416
Tim Participacoes S.A. ADR	9,200	249,688
Ultrapar Participacoes S.A. (Preference)	8,000	381,607
Vale S.A. Sponsored ADR	3,600	87,660
Vale S.A. Sponsored Preferred ADR	91,100	1,914,922
Vivo Participacoes S.A. ADR	18,800	487,296

		11,622,747

China — 10.3%
Bank of China Ltd., Class H	1,297,000	654,340
China Citic Bank Corp. Ltd., Class H	667,000	421,809
China Coal Energy Co., Class H	413,000	515,961
China Construction Bank Corp., Class H	1,985,000	1,597,952
China Dongxiang Group Co.	304,200	202,759
China Life Insurance Co. Ltd., Class H	255,000	1,115,174
China Oilfield Services Ltd., Class H	334,000	388,680
China Pacific Insurance Group Co. Ltd., Class H	151,800	600,589
China Petroleum & Chemical Corp., Class H	1,348,000	1,087,337
China Telecom Corp. Ltd., Class H	1,162,000	558,234
China Zhongwang Holdings Ltd.	328,000	207,766
Dongfeng Motor Group Co. Ltd., Class H	368,000	426,858
Industrial & Commercial Bank of China, Class H	1,158,000	841,698
PetroChina Co. Ltd., Class H	294,000	325,183
Ping An Insurance Group Co. of China Ltd., Class H~	64,000	528,888
Sany Heavy Equipment International Holdings Co. Ltd.	242,000	267,821
Tencent Holdings Ltd.	2,000	33,135
Tsingtao Brewery Co. Ltd., Class H	48,000	224,231
Want Want China Holdings Ltd.	481,000	403,762

		10,402,177

	Number of Shares	Value†

Czech Republic — 0.9%
CEZ A.S.	5,609	$228,298
Komercni Banka, A.S.	4,571	731,875

		960,173

Egypt — 2.2%
Commercial International Bank Egypt SAE	63,013	737,679
Juhayna Food Industries*	345,389	250,431
Orascom Construction Industries	10,213	402,069
Orascom Construction Industries GDR	5,636	221,213
Telecom Egypt	222,095	608,369

		2,219,761

Hong Kong — 5.7%
Beijing Enterprises Holdings Ltd.	90,000	584,253
Belle International Holdings Ltd.	438,000	621,384
China Mobile Ltd.	110,000	1,093,164
China Resources Power Holdings Co. Ltd.	346,200	784,677
China Unicom Hong Kong Ltd.	480,000	642,035
Fushan International Energy Group Ltd.	538,000	302,318
GOME Electrical Appliances Holding Ltd.*	2,650,420	799,824
Hengan International Group Co. Ltd.	32,500	263,167
Shanghai Industrial Holdings Ltd.	169,000	669,018

		5,759,840

Hungary — 1.6%
MOL Hungarian Oil & Gas Nyrt*	9,459	779,185
OTP Bank Plc*	9,174	184,969
Richter Gedeon Nyrt	3,836	678,205

		1,642,359

India — 10.7%
Asian Paints Ltd.	7,527	370,981
Bharat Heavy Electricals Ltd.	9,171	483,189
Colgate-Palmolive India Ltd.	15,524	278,634
Deccan Chronicle Holdings Ltd.	37,625	99,328
Dr. Reddys Laboratories Ltd.	21,470	670,865
Glenmark Pharmaceuticals Ltd.	75,235	434,594
HDFC Bank Ltd.	22,351	917,909
HDFC Bank Ltd. ADR	1,606	229,610
Hindalco Industries Ltd.	119,358	366,899
Hindustan Construction Co.	81,931	208,832
IndusInd Bank Ltd.	119,974	524,455
Infosys Technologies Ltd.	18,237	1,088,077
Infosys Technologies Ltd. ADR	4,000	239,640
ITC Ltd.	21,382	139,503
ITC Ltd. GDR	45,088	296,526
KSK Energy Ventures Ltd.*	91,815	333,934
Marico Ltd.	102,200	283,111
Nestle India Ltd.	3,906	241,260
Reliance Industries Ltd.	36,631	852,532
Rural Electrification Corp. Ltd.	47,723	310,445
Shree Renuka Sugars Ltd.	140,800	203,922
State Bank of India	6,358	312,489
Sun TV Network Ltd.	34,006	317,942
Tata Motors Ltd.	47,734	790,453
Wipro Ltd.	49,060	402,941
Yes Bank Ltd.	74,700	428,161

		10,826,232

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Indonesia — 4.2%
Astra International Tbk PT	192,000	$1,014,430
Bank Central Asia Tbk PT	1,138,000	740,441
Bank Rakyat Indonesia Tbk PT	450,500	457,374
Bumi Resources Tbk PT	1,360,000	277,659
Indofood Sukses Makmur Tbk PT	1,135,500	514,359
Indosat Tbk PT	538,500	291,958
Perusahaan Gas Negara PT	647,500	274,488
Telekomunikasi Indonesia Tbk PT	744,500	631,048

		4,201,757

Lebanon — 0.6%
Banque Audi sal- Audi Saradar Group GDR	40,960	344,064
BLOM Bank SAL GDR	3,024	269,136

		613,200

Malaysia — 1.0%
Axiata Group BHD*	461,500	555,086
Sime Darby BHD	181,600	446,697

		1,001,783

Mexico — 5.9%
America Movil S.A.B. de C.V., Series L ADR	55,300	2,626,750
Empresas ICA S.A.B. de C.V.*	68,400	161,255
Fomento Economico Mexicano S.A.B. de C.V. ADR	28,700	1,238,405
Genomma Lab Internacional S.A. de CV, Class B*	53,700	178,376
Grupo Financiero Banorte S.A.B. de C.V., Series O	161,092	610,336
Grupo Televisa S.A. Sponsored ADR	43,800	762,558
Wal-Mart de Mexico S.A.B de C.V., Series V	171,200	379,252

		5,956,932

Peru — 0.3%
Credicorp Ltd.	3,210	291,757

Philippines — 1.8%
Ayala Corp.	45,630	317,241
Metro Pacific Investments Corp.*	5,271,000	309,210
Metropolitan Bank & Trust	315,850	418,146
Philippine Long Distance Telephone Co.	7,540	385,556
SM Investments Corp.	38,450	343,589

		1,773,742

Poland — 3.0%
Bank Handlowy w Warszawie S.A.*	9,378	203,505
Bank Zachodni WBK S.A.	3,613	204,521
Central European Distribution Corp.*	20,690	442,352
Polski Koncern Naftowy Orlen S.A.*	54,607	565,626
Powszechna Kasa Oszczednosci Bank Polski S.A.	62,113	662,523
Powszechny Zaklad Ubezpieczen S.A.*	4,163	429,511
Telekomunikacja Polska S.A.	132,929	557,619

		3,065,657

Russia — 4.1%
Lukoil OAO ADR	28,944	1,490,616

	Number of Shares	Value†

Russia — (continued)
Rosneft Oil Co. OJSC GDR*	109,415	$676,185
RusHydro ADR*	126,689	619,509
Sberbank GDR	1,393	347,401
Wimm-Bill-Dann Foods OJSC ADR	25,524	454,327
X5 Retail Group N.V. GDR*	15,603	528,942

		4,116,980

Singapore — 0.3%
Golden Agri-Resources Ltd.	939,000	352,022

South Africa — 5.8%
Anglo Platinum Ltd.*	5,448	513,977
AVI Ltd.	104,200	298,940
Clicks Group Ltd.	149,400	657,237
Impala Platinum Holdings Ltd.	47,900	1,114,828
Imperial Holdings Ltd.	34,100	379,233
MTN Group Ltd.	109,173	1,430,729
Naspers Ltd., N Shares	25,482	858,119
Tiger Brands Ltd.	30,167	667,080

		5,920,143

South Korea — 12.2%
Amorepacific Corp.	399	339,464
Cheil Industries, Inc.	6,733	515,948
Cheil Worldwide, Inc.	42,330	442,775
Hynix Semiconductor, Inc.*	12,140	245,387
Hyundai Engineering & Construction Co. Ltd.	6,697	307,917
Hyundai Mobis	3,088	517,933
Hyundai Motor Co.	3,608	422,168
KB Financial Group, Inc.	4,836	185,368
Kia Motors Corp.	17,718	469,462
KT Corp. ADR	5,000	95,850
KT Corp.	9,540	352,291
LG Chem Ltd.	4,228	1,060,343
LG Display Co. Ltd.	15,750	518,017
LG Display Co. Ltd. ADR	4,600	74,060
LG Telecom Ltd.	3,383	21,096
NHN Corp.*	2,959	440,090
OCI Co. Ltd.	1,940	391,013
POSCO	728	275,847
Samsung Electronics Co. Ltd.	3,660	2,295,604
Samsung Electronics Co. Ltd. (Preference)	986	420,328
Samsung Fire & Marine Insurance Co. Ltd.	2,391	379,539
Samsung Life Insurance Co., Ltd.	4,000	338,798
Shinhan Financial Group Co. Ltd.	19,750	726,980
Shinsegae Co. Ltd.	1,032	445,900
SSCP Co. Ltd.*	17,475	103,501
Woongjin Coway Co. Ltd.	20,340	681,493
Woori Finance Holdings Co., Ltd.	24,050	282,918

		12,350,090

Taiwan — 7.1%
Acer, Inc.	157,670	365,915
Asustek Computer, Inc.	38,400	282,858
AU Optronics Corp.	452,350	400,529
Cathay Financial Holding Co. Ltd.*	492,000	727,854
China Steel Corp.	562,000	517,732

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Taiwan — (continued)
Evergreen Marine Corp. Taiwan Ltd.*	387,000	$244,503
Fubon Financial Holding Co. Ltd.*	473,000	525,401
Hon Hai Precision Industry Co. Ltd.*	308,225	1,080,382
HTC Corp.	36,200	480,740
Lite-On Technology Corp.	233,000	255,331
MediaTek, Inc.	7,000	97,704
Taiwan Fertilizer Co. Ltd.	73,000	190,989
Taiwan Semiconductor Manufacturing Co. Ltd.	565,769	1,057,447
Uni-President Enterprises Corp.	394,000	432,969
Wistron Corp.	179,483	263,004
Yuanta Financial Holding Co. Ltd.	478,000	255,159

		7,178,517

Thailand — 2.6%
Banpu PCL NVDR	29,100	538,964
Kasikornbank PCL	52,200	151,766
Kasikornbank PCL NVDR	134,500	373,630
PTT Exploration & Production PCL	49,400	218,861
Siam Cement PCL NVDR	61,200	490,181
Siam Commercial Bank PCL	193,700	485,895
Total Access Communication PCL NVDR	307,900	346,767

		2,606,064

Turkey — 3.3%
Akbank T.A.S.	78,730	377,111
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	59,559	695,191
Coca-Cola Icecek A.S.	34,064	302,084
TAV Havalimanlari Holding A.S.*	134,352	476,279
Tupras Turkiye Petrol Rafine	15,561	282,267
Turk Telekomunikasyon A.S.	122,376	390,668
Turkcell Iletisim Hizmet A.S.	51,065	264,859
Turkiye Garanti Bankasi A.S.	144,322	600,615

		3,389,074

United Kingdom — 0.8%
SABMiller Plc	30,726	856,387

United States — 0.5%
Mead Johnson Nutrition Co.	10,914	547,010

TOTAL COMMON STOCKS (Cost $86,818,046)		97,704,469

SHORT-TERM INVESTMENTS — 3.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,756,912	1,756,912
BlackRock Liquidity Funds TempFund - Institutional Shares	1,756,911	1,756,911

TOTAL SHORT-TERM INVESTMENTS (Cost $3,513,823)		3,513,823

TOTAL INVESTMENTS — 100.0% (Cost $90,331,869)		$101,218,292

~	Fair valued security. The total market value of fair valued securities at June 30, 2010 is $528,888.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.5%	$442,775
Agriculture	0.8%	788,051
Auto Manufacturers	2.2%	2,108,941
Auto Parts & Equipment	0.5%	517,933
Banks	17.0%	16,614,222
Beverages	4.8%	4,738,447
Building Materials	0.5%	490,181
Chemicals	2.6%	2,498,434
Coal	1.7%	1,634,902
Commercial Services	0.7%	667,141
Computers	3.5%	3,378,506
Cosmetics & Personal Care	0.6%	618,098
Diversified Financial Services	2.3%	2,286,271
Diversified Operations	0.3%	317,241
Electric	2.0%	1,966,418
Electrical Components & Equipment	0.5%	483,189
Electronics	2.1%	2,072,988
Engineering & Construction	1.8%	1,777,565
Environmental Control	0.7%	681,493
Food	4.8%	4,735,331
Gas	0.9%	858,741
Healthcare Products	0.3%	263,167
Holding Companies	1.8%	1,793,888
Home Builders	0.4%	351,773
Household Products & Wares	0.3%	283,111
Insurance	4.2%	4,120,353
Internet	0.5%	473,225
Iron & Steel	0.8%	793,579
Machinery - Construction & Mining	0.3%	267,821
Media	2.6%	2,550,087
Metal Fabricate/Hardware	0.2%	207,766
Mining	4.1%	3,998,286
Miscellaneous Manufacturing	0.5%	515,948
Oil & Gas	8.4%	8,210,089
Oil & Gas Services	0.4%	388,680
Pharmaceuticals	2.6%	2,509,050
Real Estate	0.6%	577,157
Retail	4.6%	4,464,375
Semiconductors	4.2%	4,116,470
Telecommunications	11.9%	11,589,063
Transportation	0.2%	244,503
Water	0.3%	309,210

	100.0%	$97,704,469

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

EMERGING MARKETS EQUITY FUND

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$50,065	$50,065	$—	$—
Brazil	11,622,747	11,622,747	—	—
China	10,402,177	—	10,402,177	—
Czech Republic	960,173	—	960,173	—
Egypt	2,219,761	471,644	1,748,117	—
Hong Kong	5,759,840	—	5,759,840	—
Hungary	1,642,359	—	1,642,359	—
India	10,826,232	1,436,641	9,389,591	—
Indonesia	4,201,757	—	4,201,757	—
Lebanon	613,200	613,200	—	—
Malaysia	1,001,783	—	1,001,783	—
Mexico	5,956,932	5,956,932	—	—
Peru	291,757	291,757	—	—
Philippines	1,773,742	—	1,773,742	—
Poland	3,065,657	871,863	2,193,794	—
Russia	4,116,980	3,769,579	347,401	—
Singapore	352,022	—	352,022	—
South Africa	5,920,143	—	5,920,143	—
South Korea	12,350,090	508,708	11,841,382	—
Taiwan	7,178,517	—	7,178,517	—
Thailand	2,606,064	704,756	1,901,308	—
Turkey	3,389,074	—	3,389,074	—
United Kingdom	856,387	—	856,387	—
United States	547,010	547,010	—	—
SHORT-TERM INVESTMENTS	3,513,823	3,513,823	—	—

TOTAL INVESTMENTS	$101,218,292	$30,358,725	$70,859,567	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of the financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

REIT FUND

	Number of Shares	Value†
COMMON STOCKS — 1.9%
Real Estate — 1.9%
Brookfield Properties Corp.	48,375	$679,185
Forest City Enterprises, Inc., Class A*	33,325	377,239

TOTAL COMMON STOCKS (Cost $1,126,551)		1,056,424

REAL ESTATE INVESTMENT TRUSTS — 97.2%
Apartments — 17.4%
Apartment Investment & Management Co., Class A	54,900	1,063,413
AvalonBay Communities, Inc.	29,126	2,719,495
BRE Properties, Inc.	25,525	942,638
Camden Property Trust	28,000	1,143,800
Equity Residential	49,500	2,061,180
Essex Property Trust, Inc.	17,925	1,748,405

		9,678,931

Diversified — 10.3%
Duke Realty Corp	120,825	1,371,364
Liberty Property Trust	17,300	499,105
Vornado Realty Trust	52,788	3,850,884

		5,721,353

Healthcare — 12.5%
HCP, Inc.	47,678	1,537,616
Health Care REIT, Inc.	44,425	1,871,181
Nationwide Health Properties, Inc.	37,100	1,327,067
Ventas, Inc.	47,203	2,216,181

		6,952,045

Hotels & Resorts — 7.5%
DiamondRock Hospitality Co.*#	94,377	775,779
Host Hotels & Resorts, Inc.	183,445	2,472,839
Pebblebrook Hotel Trust*	6,900	130,065
Sunstone Hotel Investors, Inc.*	78,050	775,036

		4,153,719

Industrial — 6.9%
AMB Property Corp.	64,750	1,535,222
Digital Realty Trust, Inc.	29,700	1,713,096
ProLogis	58,050	588,047
Terreno Realty Corp.*	1,030	18,241

		3,854,606

Mixed Industrial/Office — 0.5%
Brandywine Realty Trust	25,200	270,900

Office Property — 12.0%
Alexandria Real Estate Equities, Inc.	14,200	899,854
Boston Properties, Inc.	36,675	2,616,394
Corporate Office Properties Trust	9,225	348,336
Highwoods Properties, Inc.	10,025	278,294
Hudson Pacific Properties, Inc*	9,300	160,425
Mack-Cali Realty Corp.	45,175	1,343,053
SL Green Realty Corp.	18,300	1,007,232

		6,653,588

	Number of Shares	Value†

Regional Malls — 16.5%
General Growth Properties, Inc.	56,800	$753,168
Glimcher Realty Trust	39,900	238,602
Pennsylvania Real Estate Investment Trust	34,200	417,924
Simon Property Group, Inc.	71,732	5,792,359
Taubman Centers, Inc.	36,100	1,358,443
The Macerich Co.	16,700	623,244

		9,183,740

Storage & Warehousing — 6.6%
Extra Space Storage, Inc.	43,650	606,735
Public Storage	34,490	3,032,016

		3,638,751

Strip Centers — 7.0%
Acadia Realty Trust	16,225	272,904
Developers Diversified Realty Corp.	109,500	1,084,050
Federal Realty Investment Trust	12,025	844,997
Kimco Realty Corp.	127,450	1,712,928

		3,914,879

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $51,675,269)		54,022,512

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	243,208	243,208
BlackRock Liquidity Funds TempFund - Institutional Shares	243,208	243,208

TOTAL SHORT-TERM INVESTMENTS (Cost $486,416)		486,416

SECURITIES LENDING COLLATERAL — 0.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.161%, 07/01/2010 (Cost $1,881)	1,881	1,881

TOTAL INVESTMENTS — 100.0% (Cost $53,290,117)		$55,567,233

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

REIT — Real Estate Investment Trust.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

REIT FUND

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,056,424	$1,056,424	$—	$—
REAL ESTATE INVESTMENT TRUSTS	54,022,512	54,022,512	—	—
SHORT-TERM INVESTMENTS	486,416	486,416	—	—
SECURITIES LENDING COLLATERAL	1,881	1,881	—	—

TOTAL INVESTMENTS	$55,567,233	$55,567,233	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 69.9%
Penn Series Index 500 Fund*	246,259	$1,817,392
Penn Series Large Cap Growth Fund*	97,057	726,957
Penn Series Large Cap Value Fund*	157,078	1,817,391
Penn Series Large Core Growth Fund*	121,646	908,696
Penn Series Large Core Value Fund*	235,109	1,817,392
Penn Series Large Growth Stock Fund	44,837	545,217
Penn Series Mid Cap Growth Fund*	95,652	726,957
Penn Series Mid Cap Value Fund*	56,266	545,217
Penn Series Mid Core Value Fund*	43,426	363,478
Penn Series REIT Fund*	81,134	726,957
Penn Series Small Cap Growth Fund*	21,700	363,478
Penn Series Small Cap Index Fund*	42,314	363,478
Penn Series Small Cap Value Fund*	57,422	726,957
Penn Series SMID Cap Growth Fund*	55,634	545,217
Penn Series SMID Cap Value Fund*	74,560	726,957

TOTAL AFFILIATED EQUITY FUNDS (Cost $11,567,976)		12,721,741

AFFILIATED FIXED INCOME FUNDS — 5.0%
Penn Series Quality Bond Fund (Cost $849,387)	79,017	908,696

AFFILIATED INTERNATIONAL EQUITY FUNDS — 25.0%
Penn Series Developed International Index Fund	161,649	1,272,174
Penn Series Emerging Markets Equity Fund	78,167	726,957
Penn Series International Equity Fund	167,722	2,544,348

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $4,271,558)		4,543,479

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	7,814	7,814
BlackRock Liquidity Funds TempFund - Institutional Shares	7,813	7,813

TOTAL SHORT-TERM INVESTMENTS (Cost $15,627)		15,627

TOTAL INVESTMENTS — 100.0% (Cost $16,704,548)		$18,189,543

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$12,721,741	$12,721,741	$—	$—
AFFILIATED FIXED INCOME FUNDS	908,696	908,696	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	4,543,479	4,543,479	—	—
SHORT-TERM INVESTMENTS	15,627	15,627	—	—

TOTAL INVESTMENTS	$18,189,543	$18,189,543	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 58.7%
Penn Series Index 500 Fund*	1,096,293	$8,090,646
Penn Series Large Cap Growth Fund*	216,039	1,618,129
Penn Series Large Cap Value Fund*	559,422	6,472,516
Penn Series Large Core Growth Fund*	433,234	3,236,258
Penn Series Large Core Value Fund*	941,990	7,281,581
Penn Series Large Growth Stock Fund	199,605	2,427,194
Penn Series Mid Cap Growth Fund*	319,368	2,427,194
Penn Series Mid Cap Value Fund*	250,484	2,427,194
Penn Series Mid Core Value Fund*	193,325	1,618,129
Penn Series REIT Fund*	270,892	2,427,194
Penn Series Small Cap Growth Fund*	96,605	1,618,129
Penn Series Small Cap Index Fund*	188,374	1,618,129
Penn Series Small Cap Value Fund*	191,721	2,427,194
Penn Series SMID Cap Growth Fund*	165,115	1,618,129
Penn Series SMID Cap Value Fund*	248,943	2,427,194

TOTAL AFFILIATED EQUITY FUNDS (Cost $42,620,417)		47,734,810

AFFILIATED FIXED INCOME FUNDS — 19.9%
Penn Series High Yield Bond Fund*	210,694	1,618,129
Penn Series Limited Maturity Bond Fund*	364,772	4,045,323
Penn Series Quality Bond Fund	914,595	10,517,840

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $15,078,816)		16,181,292

AFFILIATED INTERNATIONAL EQUITY FUNDS — 20.9%
Penn Series Developed International Index Fund	616,822	4,854,387
Penn Series Emerging Markets Equity Fund	260,989	2,427,194
Penn Series International Equity Fund	639,998	9,708,775

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $15,815,557)		16,990,356

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	194,635	194,635
BlackRock Liquidity Funds TempFund - Institutional Shares	194,635	194,635

TOTAL SHORT-TERM INVESTMENTS (Cost $389,270)		389,270

TOTAL INVESTMENTS — 100.0% (Cost $73,904,060)		$81,295,728

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$47,734,810	$47,734,810	$—	$—
AFFILIATED FIXED INCOME FUNDS	16,181,292	16,181,292	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	16,990,356	16,990,356	—	—
SHORT-TERM INVESTMENTS	389,270	389,270	—	—

TOTAL INVESTMENTS	$81,295,728	$81,295,728	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.9%
Penn Series Flexibly Managed Fund	207,365	$4,410,655
Penn Series Index 500 Fund*	1,394,516	10,291,527
Penn Series Large Cap Growth Fund*	196,291	1,470,218
Penn Series Large Cap Value Fund*	635,358	7,351,091
Penn Series Large Core Growth Fund*	590,449	4,410,655
Penn Series Large Core Value Fund*	1,331,375	10,291,527
Penn Series Large Growth Stock Fund	241,812	2,940,436
Penn Series Mid Cap Growth Fund*	193,450	1,470,218
Penn Series Mid Cap Value Fund*	455,176	4,410,655
Penn Series Mid Core Value Fund*	351,307	2,940,436
Penn Series REIT Fund*	328,174	2,940,436
Penn Series Small Cap Growth Fund*	87,774	1,470,218
Penn Series Small Cap Index Fund*	342,309	2,940,436
Penn Series Small Cap Value Fund*	232,262	2,940,436
Penn Series SMID Cap Growth Fund*	300,045	2,940,436
Penn Series SMID Cap Value Fund*	301,583	2,940,436

TOTAL AFFILIATED EQUITY FUNDS (Cost $61,606,331)		66,159,816

AFFILIATED FIXED INCOME FUNDS — 33.9%
Penn Series High Yield Bond Fund*	765,739	5,880,873
Penn Series Limited Maturity Bond Fund*	1,325,715	14,702,181
Penn Series Quality Bond Fund	2,556,901	29,404,362

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $46,923,708)		49,987,416

AFFILIATED INTERNATIONAL EQUITY FUNDS — 15.9%
Penn Series Developed International Index Fund	747,252	5,880,873
Penn Series Emerging Markets Equity Fund	316,176	2,940,436
Penn Series International Equity Fund	969,162	14,702,181

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $22,607,915)		23,523,490

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $7,351,153)	7,351,153	7,351,153

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	232,653	232,653
BlackRock Liquidity Funds TempFund - Institutional Shares	232,652	232,652

TOTAL SHORT-TERM INVESTMENTS (Cost $465,305)		465,305

TOTAL INVESTMENTS — 100.0% (Cost $138,954,412)		$147,487,180

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$66,159,816	$66,159,816	$—	$—
AFFILIATED FIXED INCOME FUNDS	49,987,416	49,987,416	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	23,523,490	23,523,490	—	—
AFFILIATED MONEY MARKET FUNDS	7,351,153	7,351,153	—	—
SHORT-TERM INVESTMENTS	465,305	465,305	—	—

TOTAL INVESTMENTS	$147,487,180	$147,487,180	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 31.0%
Penn Series Flexibly Managed Fund	80,296	$1,707,894
Penn Series Index 500 Fund*	462,844	3,415,787
Penn Series Large Cap Value Fund*	147,614	1,707,893
Penn Series Large Core Growth Fund	152,422	1,138,596
Penn Series Large Core Value Fund*	368,239	2,846,489
Penn Series Large Growth Stock Fund	93,635	1,138,596
Penn Series Mid Cap Value Fund*	117,502	1,138,596
Penn Series Mid Core Value Fund*	136,033	1,138,596
Penn Series Small Cap Index Fund*	132,549	1,138,596
Penn Series SMID Cap Growth Fund*	116,183	1,138,596
Penn Series SMID Cap Value Fund*	116,779	1,138,596

TOTAL AFFILIATED EQUITY FUNDS (Cost $15,978,693)		17,648,235

AFFILIATED FIXED INCOME FUNDS — 48.9%
Penn Series High Yield Bond Fund*	370,637	2,846,490
Penn Series Limited Maturity Bond Fund*	770,015	8,539,468
Penn Series Quality Bond Fund	1,435,621	16,509,639

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $25,999,933)		27,895,597

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund	217,013	1,707,894
Penn Series International Equity Fund	262,695	3,985,085

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $5,312,483)		5,692,979

AFFILIATED MONEY MARKET FUND — 10.0%
Penn Series Money Market Fund (Cost $5,693,026)	5,693,026	5,693,026

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	39,979	39,979
BlackRock Liquidity Funds TempFund - Institutional Shares	39,979	39,979

TOTAL SHORT-TERM INVESTMENTS (Cost $79,958)		79,958

TOTAL INVESTMENTS — 100.0% (Cost $53,064,093)		$57,009,795

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$17,648,235	$17,648,235	$—	$—
AFFILIATED FIXED INCOME FUNDS	27,895,597	27,895,597	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	5,692,979	5,692,979	—	—
AFFILIATED MONEY MARKET FUNDS	5,693,026	5,693,026	—	—
SHORT-TERM INVESTMENTS	79,958	79,958	—	—

TOTAL INVESTMENTS	$57,009,795	$57,009,795	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (Unaudited)

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 15.9%
Penn Series Flexibly Managed Fund	54,924	$1,168,232
Penn Series Index 500 Fund*	211,063	1,557,642
Penn Series Large Cap Value Fund*	33,657	389,411
Penn Series Large Core Value Fund*	151,130	1,168,232
Penn Series Large Growth Stock Fund	64,048	778,821
Penn Series Mid Cap Growth Fund*	51,238	389,410
Penn Series Mid Cap Value Fund*	80,374	778,821

TOTAL AFFILIATED EQUITY FUNDS (Cost $5,730,709)		6,230,569

AFFILIATED FIXED INCOME FUNDS — 63.7%
Penn Series High Yield Bond Fund*	354,931	2,725,874
Penn Series Limited Maturity Bond Fund*	702,273	7,788,211
Penn Series Quality Bond Fund	1,252,886	14,408,190

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $23,221,587)		24,922,275

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund	98,961	778,821
Penn Series International Equity Fund	77,009	1,168,232

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,800,532)		1,947,053

AFFILIATED MONEY MARKET FUND — 15.0%
Penn Series Money Market Fund (Cost $5,841,205)	5,841,205	5,841,205

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	83,038	83,038
BlackRock Liquidity Funds TempFund - Institutional Shares	83,037	83,037

TOTAL SHORT-TERM INVESTMENTS (Cost $166,075)		166,075

TOTAL INVESTMENTS — 100.0% (Cost $36,760,108)		$39,107,177

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$6,230,569	$6,230,569	$—	$—
AFFILIATED FIXED INCOME FUNDS	24,922,275	24,922,275	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,947,053	1,947,053	—	—
AFFILIATED MONEY MARKET FUNDS	5,841,205	5,841,205	—	—
SHORT-TERM INVESTMENTS	166,075	166,075	—	—

TOTAL INVESTMENTS	$39,107,177	$39,107,177	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2010

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$174,353,175	$126,749,139	$373,374,361	$113,616,362
Interest, dividends and reclaims receivable	188,203	718,396	2,458,570	2,072,050
Receivable for investment securities sold	—	—	4,958,617	194,077
Receivable for capital stock sold	25,601	46,804	125,328	34,298
Net unrealized appreciation of forward foreign currency contracts	—	—	—	3,316
Other assets	7,341	3,030	8,123	2,935

Total Assets	174,574,320	127,517,369	380,924,999	115,923,038

LIABILITIES
Payable for investment securities purchased	—	—	—	971,235
Payable for capital stock redeemed	1,001,917	3,776,987	14,181,717	1,655,705
Payable to investment adviser	12,544	31,171	96,198	46,384
Payable to The Penn Mutual Life Insurance Co.	62,310	45,680	134,937	42,436
Net unrealized depreciation of forward foreign currency contracts	—	—	—	48,157
Other liabilities	42,302	20,154	49,935	24,593

Total Liabilities	1,119,073	3,873,992	14,462,787	2,788,510

NET ASSETS	$173,455,247	$123,643,377	$366,462,212	$113,134,528

Investments at cost	174,353,175	124,977,706	361,108,107	111,467,889

COMPONENTS OF NET ASSETS:
Paid-in Capital	$173,459,051	$120,677,318	$347,992,830	$118,417,149
Undistributed net investment income (loss)	—	957,347	4,708,589	4,294,724
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(3,804)	237,279	1,494,539	(11,679,395)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	1,771,433	12,266,254	2,102,050

NET ASSETS	$173,455,247	$123,643,377	$366,462,212	$113,134,528

Shares outstanding, $0.10 par value, 500 million shares authorized	173,445,812

Shares outstanding, $0.10 par value, 250 million shares authorized			31,865,922	14,725,350

Shares outstanding, $0.0001 par value, 250 million shares authorized		11,151,482

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.09	$11.50	$7.68

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2010

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$57,290,386	$—	$—
Investments of unaffiliated issuers at value	1,344,069,715	212,637	133,154,938	26,490,131
Cash	315,977	—	—	—
Interest, dividends and reclaims receivable	2,910,180	3	122,434	23,579
Receivable for investment securities sold	8,540,311	2,285,550	73,069	136,094
Receivable for capital stock sold	974,369	—	2,633,275	2,286,494
Net unrealized appreciation of forward foreign currency contracts	7,547	—	—	—
Other assets	40,217	2,092	4,261	1,001

Total Assets	1,356,858,316	59,790,668	135,987,977	28,937,299

LIABILITIES
Call options written, at value	2,001,128	—	—	—
Obligation to return securities lending collateral	4,779,540	—	—	—
Payable for investment securities purchased	40,575,419	2,298,566	—	439,693
Payable for capital stock redeemed	256,588	142,449	1,087	563
Payable to investment adviser	663,757	—	74,112	12,626
Payable to The Penn Mutual Life Insurance Co.	515,055	13,894	55,213	13,923
Other liabilities	122,269	8,468	27,980	8,409

Total Liabilities	48,913,756	2,463,377	158,392	475,214

NET ASSETS	$1,307,944,560	$57,327,291	$135,829,585	$28,462,085

Investments of affiliated issuers at cost	—	57,229,026	—	—
Investments of unaffiliated issuers at cost	1,292,007,107	212,637	122,663,144	25,547,049
Call options written, premiums received	5,772,133	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,360,756,053	$62,754,945	$203,287,059	$34,128,038
Undistributed net investment income (loss)	10,151,384	(53,769)	(162,567)	(11,951)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(118,796,330)	(5,435,245)	(77,790,233)	(6,597,084)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	55,833,453	61,360	10,495,326	943,082

NET ASSETS	$1,307,944,560	$57,327,291	$135,829,585	$28,462,085

Shares outstanding, $0.10 par value, 250 million shares authorized	61,484,307		11,170,729

Shares outstanding, $0.0001 par value, 250 million shares authorized		6,035,626		3,800,390

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.27	$9.50	$12.16	$7.49

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2010

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$109,778,344	$131,135,956	$140,036,657	$260,469,217
Interest, dividends and reclaims receivable	59,343	152,810	184,241	300,670
Receivable for investment securities sold	—	3,580,719	799,116	—
Receivable for capital stock sold	1,428,646	3,560,985	2,849,286	5,018,574
Other assets	4,123	4,527	4,705	16,329

Total Assets	111,270,456	138,434,997	143,874,005	265,804,790

LIABILITIES
Obligation to return securities lending collateral	—	—	—	38,571,452
Payable for investment securities purchased	198,841	1,131,774	1,888,115	—
Payable for capital stock redeemed	148,168	1,549	656,127	189,600
Future variation margin payable	—	—	—	28,144
Payable to investment adviser	33,343	69,919	30,297	13,456
Payable to The Penn Mutual Life Insurance Co.	46,326	55,463	57,902	87,633
Other liabilities	(798)	29,285	25,169	40,620

Total Liabilities	425,880	1,287,990	2,657,610	38,930,905

NET ASSETS	$110,844,576	$137,147,007	$141,216,395	$226,873,885

Investments at cost	106,704,058	137,000,325	136,120,249	290,525,974

COMPONENTS OF NET ASSETS:
Paid-in Capital	$152,965,288	$188,895,340	$176,726,600	$290,141,151
Undistributed net investment income (loss)	45,155	498,828	1,120,086	1,939,848
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(45,240,153)	(46,382,792)	(40,546,699)	(34,934,882)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	3,074,286	(5,864,369)	3,916,408	(30,272,232)

NET ASSETS	$110,844,576	$137,147,007	$141,216,395	$226,873,885

Shares outstanding, $0.10 par value, 250 million shares authorized		11,852,643

Shares outstanding, $0.0001 par value, 250 million shares authorized	14,836,160		18,267,010	30,729,944

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.47	$11.57	$7.73	$7.38

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2010

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$98,349,635	$120,921,760	$53,874,624	$17,083,398
Cash	—	—	12,736	—
Interest, dividends and reclaims receivable	30,593	102,392	27,771	5,341
Receivable for investment securities sold	4,452,523	—	593,145	7,523
Receivable for capital stock sold	925,869	1,389,750	336,470	1,153,890
Other assets	2,511	2,665	1,404	392

Total Assets	103,761,131	122,416,567	54,846,150	18,250,544

LIABILITIES
Obligation to return securities lending collateral	21,997,486	31,027,100	13,057,802	—
Payable for investment securities purchased	1,722,415	139,466	290,690	346,377
Payable for capital stock redeemed	1,804,066	3,556	972,463	476
Payable to investment adviser	48,836	43,323	25,681	7,490
Payable to The Penn Mutual Life Insurance Co.	35,585	37,745	16,721	6,857
Other liabilities	7,430	13,038	16,318	8,755

Total Liabilities	25,615,818	31,264,228	14,379,675	369,955

NET ASSETS	$78,145,313	$91,152,339	$40,466,475	$17,880,589

Investments at cost	88,061,262	120,007,965	51,508,290	15,797,367

COMPONENTS OF NET ASSETS:
Paid-in Capital	$87,100,825	$106,869,367	$52,423,418	$15,018,986
Undistributed net investment income (loss)	(204,453)	243,048	18,196	(41,716)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(19,039,432)	(16,873,871)	(14,341,473)	1,617,288
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	10,288,373	913,795	2,366,334	1,286,031

NET ASSETS	$78,145,313	$91,152,339	$40,466,475	$17,880,589

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,276,097	9,407,069	4,836,919	1,824,370

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.60	$9.69	$8.37	$9.80

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2010

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$18,234,450	$98,730,787	$166,900,277	$22,084,438
Interest, dividends and reclaims receivable	12,874	16,963	260,068	22,440
Receivable for investment securities sold	—	313,800	396,673	905,322
Receivable from investment adviser	—	—	—	7,485
Receivable for capital stock sold	631,438	1,364,145	704,332	254,054
Other assets	410	2,308	4,283	467

Total Assets	18,879,172	100,428,003	168,265,633	23,274,206

LIABILITIES
Obligation to return securities lending collateral	—	25,535,741	36,662,618	5,284,827
Payable for investment securities purchased	351,820	456,660	2,080,920	785,600
Payable for capital stock redeemed	595	5,673	6,297	955,701
Future variation margin payable	—	—	—	2,160
Payable to investment adviser	10,868	48,166	95,220	—
Payable to The Penn Mutual Life Insurance Co.	7,223	31,172	53,685	7,328
Other liabilities	7,956	7,027	27,753	15,973

Total Liabilities	378,462	26,084,439	38,926,493	7,051,589

NET ASSETS	$18,500,710	$74,343,564	$129,339,140	$16,222,617

Investments at cost	16,827,935	95,928,163	167,171,229	20,536,822

COMPONENTS OF NET ASSETS:
Paid-in Capital	$15,374,505	$112,688,905	$153,258,718	$14,922,251
Undistributed net investment income (loss)	2,819	(140,677)	528,479	84,141
Accumulated net realized gain (loss) on investment transactions and foreign exchange	1,716,871	(41,007,288)	(24,177,105)	(313,643)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	1,406,515	2,802,624	(270,952)	1,529,868

NET ASSETS	$18,500,710	$74,343,564	$129,339,140	$16,222,617

Shares outstanding, $0.10 par value, 250 million shares authorized		4,439,673	10,220,164

Shares outstanding, $0.0001 par value, 250 million shares authorized	1,896,997			1,887,889

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.75	$16.75	$12.66	$8.59

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2010

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund

ASSETS
Investments at value	$39,618,702	$273,323,336	$101,218,292	$55,567,233
Foreign currency, at value	196,614	—	82,973	—
Cash	—	27,535	—	—
Interest, dividends and reclaims receivable	124,550	1,518,128	363,486	147,777
Receivable for investment securities sold	—	5,805,390	210,707	776,514
Receivable from investment adviser	17,029	—	—	—
Receivable for capital stock sold	826,570	2,428,895	114,085	18,464
Net unrealized appreciation of forward foreign currency contracts	—	1,741,315	1,130	—
Other assets	471,255	8,433	2,668	1,419

Total Assets	41,254,720	284,853,032	101,993,341	56,511,407

LIABILITIES
Obligation to return securities lending collateral	—	11,044,036	—	1,881
Payable for investment securities purchased	360,570	482,404	169,655	350,041
Payable for capital stock redeemed	1,116,057	676,887	43,492	543,449
Payable to investment adviser	—	189,927	46,586	34,106
Payable to The Penn Mutual Life Insurance Co.	15,580	103,858	40,252	22,222
Deferred Indian capital gains tax	—	—	249,195	—
Net unrealized depreciation of forward foreign currency contracts	—	1,506,147	237	—
Other liabilities	30,736	58,365	22,319	6,255

Total Liabilities	1,522,943	14,061,624	571,736	957,954

NET ASSETS	$39,731,777	$270,791,408	$101,421,605	$55,553,453

Investments at cost	42,853,359	251,606,722	90,331,869	53,290,117
Foreign currency at cost	193,687	—	82,916	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$42,631,480	$326,266,876	$108,383,792	$68,116,557
Undistributed net investment income (loss)	638,357	664,971	339,414	717,755
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(291,782)	(78,066,822)	(17,937,460)	(15,557,975)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(3,246,278)	21,926,383	10,635,859	2,277,116

NET ASSETS	$39,731,777	$270,791,408	$101,421,605	$55,553,453

Shares outstanding, $0.10 par value, 250 million shares authorized		17,852,381

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,049,240		10,902,672	6,199,245

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.87	$15.17	$9.30	$8.96

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2010

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$18,173,916	$80,906,458	$147,021,875	$56,929,837
Investments of unaffiliated issuers at value	15,627	389,270	465,305	79,958
Interest, dividends and reclaims receivable	3	19	41	11
Receivable for investment securities sold	1,125,913	4,099,387	6,873,283	2,716,178
Receivable for capital stock sold	49,482	—	115,921	170
Other assets	211	969	1,386	722

Total Assets	19,365,152	85,396,103	154,477,811	59,726,876

LIABILITIES
Payable for investment securities purchased	1,114,015	4,146,210	7,183,133	2,710,603
Payable for capital stock redeemed	—	97,865	1,622	27,917
Payable to investment adviser	362	6,676	12,094	4,137
Payable to The Penn Mutual Life Insurance Co.	6,952	31,036	53,932	20,869
Other liabilities	5,000	7,125	8,831	6,435

Total Liabilities	1,126,329	4,288,912	7,259,612	2,769,961

NET ASSETS	$18,238,823	$81,107,191	$147,218,199	$56,956,915

Investments of affiliated issuers at cost	16,688,921	73,514,790	138,489,107	52,984,135
Investments of unaffiliated issuers at cost	15,627	389,270	465,305	79,958

COMPONENTS OF NET ASSETS:
Paid-in Capital	$17,039,047	$75,378,354	$139,843,205	$53,728,155
Undistributed net investment income (loss)	(27,805)	(124,107)	(202,423)	(84,510)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(257,414)	(1,538,724)	(955,351)	(632,432)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	1,484,995	7,391,668	8,532,768	3,945,702

NET ASSETS	$18,238,823	$81,107,191	$147,218,199	$56,956,915

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,154,104	8,686,527	15,714,133	5,861,485

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.47	$9.34	$9.37	$9.72

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2010

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$38,941,102
Investments of unaffiliated issuers at value	166,075
Interest, dividends and reclaims receivable	22
Receivable for investment securities sold	980,334
Receivable for capital stock sold	150,825
Other assets	554

Total Assets	40,238,912

LIABILITIES
Payable for investment securities purchased	1,047,725
Payable for capital stock redeemed	487
Payable to investment adviser	2,365
Payable to The Penn Mutual Life Insurance Co.	13,402
Other liabilities	5,399

Total Liabilities	1,069,378

NET ASSETS	$39,169,534

Investments of affiliated issuers at cost	36,594,033
Investments of unaffiliated issuers at cost	166,075

COMPONENTS OF NET ASSETS:
Paid-in Capital	$37,217,828
Undistributed net investment income (loss)	(55,626)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(339,737)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	2,347,069

NET ASSETS	$39,169,534

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,854,526

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.16

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2010

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$15,471	$10,148	$46,355	$89,981
Interest	279,062	1,289,692	5,661,560	4,721,808
Income from securities lending	—	403	1,644	—

Total Investment Income	294,533	1,300,243	5,709,559	4,811,789

EXPENSES
Investment advisory fees	151,672	176,297	544,604	273,276
Administration fees	126,877	88,149	259,905	81,983
Accounting fees	52,210	39,301	91,652	37,245
Director fees and expenses	4,233	2,236	6,521	2,036
Custodian fees and expenses	13,581	7,600	19,565	17,222
Pricing fees	6,021	4,653	8,446	27,418
Professional fees	19,824	10,544	30,286	9,923
Printing fees	10,967	5,610	16,205	5,197
Other expenses	17,390	8,506	23,786	8,192

Total Expenses	402,775	342,896	1,000,970	462,492
Less: Waivers and reimbursement from advisor	115,980	—	—	—
Less: Waivers and reimbursement from administrator	721	—	—	—

Net Expenses	286,074	342,896	1,000,970	462,492

Net Investment Income (Loss)	8,459	957,347	4,708,589	4,349,297

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	237,279	1,714,832	1,719,797
Net realized foreign currency exchange gain (loss)	—	—	—	437,545
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	2,348,138	12,521,050	(2,654,840)

Net Gain (Loss) on Investment Securities and Foreign Currency	—	2,585,417	14,235,882	(497,498)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,459	$3,542,764	$18,944,471	$3,851,799

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$9,249,837	$37	$524,856	$127,480
Interest	6,755,704	—	4	291
Income from securities lending	2,860	—	576	214
Foreign tax withheld	(13,149)	—	(7,654)	(1,560)

Total Investment Income	15,995,252	37	517,782	126,425

EXPENSES
Investment advisory fees	4,012,818	—	456,205	77,904
Administration fees	1,003,204	45,062	107,853	27,319
Accounting fees	203,185	5,951	45,868	13,636
Director fees and expenses	26,119	1,255	2,811	557
Custodian fees and expenses	86,400	3,525	25,522	12,620
Pricing fees	15,639	1,556	11,048	2,663
Professional fees	127,445	6,119	13,714	2,731
Printing fees	66,970	3,233	7,194	1,425
Other expenses	98,907	5,390	10,950	2,781

Total Expenses	5,640,687	72,091	681,165	141,636
Less: Waivers and reimbursement from administrator	—	18,285	—	—
Less: Fees paid indirectly	5,247	—	816	3,260

Net Expenses	5,635,440	53,806	680,349	138,376

Net Investment Income (Loss)	10,359,812	(53,769)	(162,567)	(11,951)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	60,948,019	(191,703)	3,913,438	1,293,236
Net realized gain (loss) on options	(557,266)	—	—	—
Net realized foreign currency exchange gain (loss)	3,492	—	6,287	—
Capital gain distributions received from other investment companies	—	2	6	3
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(98,677,166)	(814,224)	(15,603,910)	(4,080,210)

Net Gain (Loss) on Investment Securities and Foreign Currency	(38,282,921)	(1,005,925)	(11,684,179)	(2,786,971)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,923,109)	$(1,059,694)	$(11,846,746)	$(2,798,922)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2010

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$400,996	$1,177,052	$1,549,887	$2,357,806
Interest	—	5	1	316
Income from securities lending	654	1,044	481	7,818
Foreign tax withheld	(911)	(19,380)	(19,008)	—

Total Investment Income	400,739	1,158,721	1,531,361	2,365,940

EXPENSES
Investment advisory fees	343,474	436,125	350,345	85,223
Administration fees	92,002	109,031	114,243	182,620
Accounting fees	40,585	46,262	47,999	70,791
Director fees and expenses	2,541	2,900	3,041	4,983
Custodian fees and expenses	13,334	18,747	12,295	20,237
Pricing fees	2,099	3,398	2,303	6,921
Professional fees	12,373	14,147	14,837	24,223
Printing fees	6,520	7,431	7,796	12,747
Other expenses	10,251	11,438	11,918	27,950

Total Expenses	523,179	649,479	564,777	435,695
Less: Waivers and reimbursement from advisor	130,638	—	153,502	—
Less: Waivers and reimbursement from administrator	—	—	—	9,603
Less: Fees paid indirectly	36,957	—	—	—

Net Expenses	355,584	649,479	411,275	426,092

Net Investment Income (Loss)	45,155	509,242	1,120,086	1,939,848

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	2,350,644	8,660,852	973,043	(3,239,423)
Net realized gain (loss) on futures contracts	—	—	—	(154,824)
Capital gain distributions received from other investment companies	2	37	28	21
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(15,247,037)	(21,175,076)	(14,712,667)	(14,636,398)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(245,667)

Net Gain (Loss) on Investment Securities and Foreign Currency	(12,896,391)	(12,514,187)	(13,739,596)	(18,276,291)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,851,236)	$(12,004,945)	$(12,619,510)	$(16,336,443)

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$212,734	$647,263	$252,849	$52,711
Interest	627	—	—	7
Income from securities lending	9,055	6,436	5,753	—
Foreign tax withheld	(1,696)	(1,549)	(192)	(407)

Total Investment Income	220,720	652,150	258,410	52,311

EXPENSES
Investment advisory fees	303,518	268,880	154,849	73,372
Administration fees	68,219	73,331	32,260	14,674
Accounting fees	30,352	34,060	15,056	13,637
Director fees and expenses	1,680	1,849	827	348
Custodian fees and expenses	7,573	11,343	26,327	12,618
Pricing fees	3,018	2,896	3,023	2,450
Professional fees	8,215	9,027	4,060	1,667
Printing fees	4,312	4,726	2,123	860
Other expenses	6,710	7,234	3,769	1,668

Total Expenses	433,597	413,346	242,294	121,294
Less: Waivers and reimbursement from advisor	—	—	—	18,574
Less: Fees paid indirectly	8,424	4,244	2,080	8,693

Net Expenses	425,173	409,102	240,214	94,027

Net Investment Income (Loss)	(204,453)	243,048	18,196	(41,716)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	3,985,320	2,088,070	3,127,416	1,831,547
Capital gain distributions received from other investment companies	7	12	12	9
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(8,189,932)	(5,491,988)	(4,256,777)	(1,914,238)

Net Gain (Loss) on Investment Securities and Foreign Currency	(4,204,605)	(3,403,906)	(1,129,349)	(82,682)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,409,058)	$(3,160,858)	$(1,111,153)	$(124,398)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2010

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$116,777	$179,076	$1,220,754	$120,412
Interest	1	—	—	67
Income from securities lending	—	97,486	105,160	22,086
Foreign tax withheld	(27)	—	—	(33)

Total Investment Income	116,751	276,562	1,325,914	142,532

EXPENSES
Investment advisory fees	95,396	297,614	589,408	31,849
Administration fees	15,063	59,790	104,013	15,925
Accounting fees	13,637	27,902	44,589	13,637
Director fees and expenses	353	1,537	2,744	406
Custodian fees and expenses	6,705	18,024	24,267	52,103
Pricing fees	2,709	3,054	4,302	20,931
Professional fees	1,699	7,496	13,401	1,990
Printing fees	876	3,931	7,049	1,034
Other expenses	1,701	6,199	10,839	1,843

Total Expenses	138,139	425,547	800,612	139,718
Less: Waivers and reimbursement from advisor	23,664	—	3,177	81,327
Less: Fees paid indirectly	543	8,308	—	—

Net Expenses	113,932	417,239	797,435	58,391

Net investment income (loss)	2,819	(140,677)	528,479	84,141

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	1,897,456	5,482,291	5,501,757	67,334
Net realized gain (loss) on futures contracts	—	—	—	30,448
Capital gain distributions received from other investment companies	6	2	15	4
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,035,272)	(7,179,786)	(6,182,354)	629,955
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(50,089)

Net Gain (Loss) on Investment Securities and Foreign Currency	(137,810)	(1,697,493)	(680,582)	677,652

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(134,991)	$(1,838,170)	$(152,103)	$761,793

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund

INVESTMENT INCOME:
Dividends	$856,828	$5,639,198	$1,317,251	$988,011
Interest	177	4,890	529	7
Income from securities lending	—	2,088	60	395
Foreign tax withheld	(76,993)	(331,985)	(123,774)	(2,102)

Total Investment Income	780,012	5,314,191	1,194,066	986,311

EXPENSES
Investment advisory fees	61,602	1,158,050	615,284	192,546
Administration fees	30,801	204,362	78,214	41,260
Accounting fees	23,803	91,663	41,152	19,255
Director fees and expenses	699	5,421	1,935	985
Custodian fees and expenses	47,244	183,828	311,848	9,947
Pricing fees	93,888	15,584	26,168	2,309
Professional fees	3,411	34,487	11,824	4,846
Printing fees	1,769	13,905	4,913	2,538
Other expenses	2,760	20,957	7,420	4,099

Total Expenses	265,977	1,728,257	1,098,758	277,785
Less: Waivers and reimbursement from advisor	144,826	—	274,903	—
Less: Fees paid indirectly	—	—	—	9,229

Net Expenses	121,151	1,728,257	823,855	268,556

Net Investment Income (Loss)	658,861	3,585,934	370,211	717,755

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(66,222)	(5,692,639)	3,358,560	7,502,434
Net realized gain (loss) on futures contracts	(198,133)	—	—	—
Net realized foreign currency exchange gain (loss)	(27,267)	4,515,372	(44,137)	—
Capital gain distributions received from other investment companies	23	209	146	7
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(6,584,615)	(14,024,712)	(10,919,388)	(6,382,135)
Change in net unrealized appreciation (depreciation) of futures contracts	(12,805)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(6,889,019)	(15,201,770)	(7,604,819)	1,120,306

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,230,158)	$(11,615,836)	$(7,234,608)	$1,838,061

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2010

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$12	$134	$480	$293
Interest	—	2	2	1

Total Investment Income	12	136	482	294

EXPENSES
Investment advisory fees	8,429	40,496	66,903	25,752
Administration fees	12,644	56,474	96,980	38,627
Accounting fees	5,951	5,951	6,432	5,951
Director fees and expenses	254	1,147	1,874	809
Custodian fees and expenses	3,344	6,113	9,119	4,873
Pricing fees	1,727	1,751	1,751	1,698
Professional fees	1,249	5,621	9,239	3,968
Printing fees	645	2,902	4,759	2,050
Other expenses	1,272	3,926	5,848	2,954

Total Expenses	35,515	124,381	202,905	86,682
Less: Waivers and reimbursement from advisor	7,698	138	—	1,878

Net Expenses	27,817	124,243	202,905	84,804

Net Investment Loss	(27,805)	(124,107)	(202,423)	(84,510)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(109,023)	(331,046)	(212,402)	29,993
Capital gain distributions received from affiliated funds	—	4	5	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,063,834)	(3,440,672)	(3,339,392)	(353,428)

Net Gain (Loss) on Investment Securities and Foreign Currency	(1,172,857)	(3,771,714)	(3,551,789)	(323,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,200,662)	$(3,895,821)	$(3,754,212)	$(407,945)

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$302

Total Investment Income	302

EXPENSES
Investment advisory fees	16,948
Administration fees	25,421
Accounting fees	5,951
Director fees and expenses	558
Custodian fees and expenses	3,428
Pricing fees	1,668
Professional fees	2,697
Printing fees	1,401
Other expenses	2,266

Total Expenses	60,338
Less: Waivers and reimbursement from advisor	4,410

Net Expenses	55,928

Net Investment Loss	(55,626)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	8,057
Change in net unrealized appreciation (depreciation) of investments and foreign currency	512,103

Net Gain (Loss) on Investment Securities and Foreign Currency	520,160

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$464,534

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09

	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,459	$995,463	$957,347	$2,000,238
Net realized gains (loss) from investment transactions	—	7,007	237,279	790,480
Net realized foreign exchange gain (loss)	—	—	—	(198,827)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	2,348,138	(899,053)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,459	1,002,470	3,542,764	1,692,838

Distributions from:
Net investment income	(8,459)	(995,463)	—	—

Total Distributions	(8,459)	(995,463)	—	—

Capital Share Transactions (1):
Shares issued	66,870,369	89,878,174	25,895,665	57,598,395
Shares issued in lieu of cash distributions	8,459	995,463	—	—
Shares redeemed	(61,923,267)	(136,353,939)	(17,296,539)	(23,449,526)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,955,561	(45,480,302)	8,599,126	34,148,869

Total Increase (Decrease)	4,955,561	(45,473,295)	12,141,890	35,841,707

Net Assets:
Beginning of period	168,499,686	213,972,981	111,501,487	75,659,780

End of Period	$173,455,247	$168,499,686	$123,643,377	$111,501,487

Undistributed net investment income (loss)	$—	$—	$957,347	$—

(1) Shares Issued and Redeemed:
Shares issued	66,870,369	89,878,174	2,372,242	5,403,381
Shares issued in lieu of cash distributions	8,459	995,463	—	—
Shares redeemed	(61,923,267)	(136,353,939)	(1,579,982)	(2,204,640)

	4,955,561	(45,480,302)	792,260	3,198,741

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09

	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,708,589	$8,877,900	$4,349,297	$7,115,796
Net realized gains (loss) from investment transactions	1,714,832	2,388,977	1,719,797	(3,524,930)
Net realized foreign exchange gain (loss)	—	(162,748)	437,545	71,460
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,521,050	3,509,886	(2,654,840)	25,972,526

Net Increase (Decrease) in Net Assets Resulting from Operations	18,944,471	14,614,015	3,851,799	29,634,852

Distributions from:
Net investment income	—	(43,685)	—	—
Net short-term gains	—	(2,064,299)	—	—

Total Distributions	—	(2,107,984)	—	—

Capital Share Transactions (1):
Shares issued	56,285,161	129,551,561	17,793,620	29,422,586
Shares issued in lieu of cash distributions	—	2,107,984	—	—
Shares redeemed	(36,491,806)	(38,171,129)	(12,084,678)	(13,478,636)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,793,355	93,488,416	5,708,942	15,943,950

Total Increase (Decrease)	38,737,826	105,994,447	9,560,741	45,578,802

Net Assets:
Beginning of period	327,724,386	221,729,939	103,573,787	57,994,985

End of Period	$366,462,212	$327,724,386	$113,134,528	$103,573,787

Undistributed net investment income (loss)	$4,708,589	$—	$4,294,724	$(54,573)

(1) Shares Issued and Redeemed:
Shares issued	5,049,373	12,067,766	2,333,358	4,727,472
Shares issued in lieu of cash distributions	—	193,039	—	—
Shares redeemed	(3,241,970)	(3,600,027)	(1,580,898)	(2,227,747)

	1,807,403	8,660,778	752,460	2,499,725

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,359,812	$23,699,425	$(53,769)	$(90,744)
Net realized gains (loss) from investment transactions	60,948,019	(56,781,890)	(191,703)	(3,817,868)
Net realized gains (loss) on written options	(557,266)	(1,920,465)	—	—
Net realized foreign exchange gain (loss)	3,492	(4,353)	—	—
Capital gain distributions received from other investment companies	—	—	2	160,297
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(98,677,166)	339,528,080	(814,224)	12,657,083

Net Increase (Decrease) in Net Assets Resulting from Operations	(27,923,109)	304,520,797	(1,059,694)	8,908,768

Distributions from:
Net investment income	—	(171,067)	—	—

Total Distributions	—	(171,067)	—	—

Capital Share Transactions (1):
Shares issued	93,046,003	144,285,626	3,367,858	5,931,184
Shares issued in lieu of cash distributions	—	171,067	—	—
Shares redeemed	(44,080,343)	(110,411,240)	(5,095,367)	(11,147,892)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	48,965,660	34,045,453	(1,727,509)	(5,216,708)

Total Increase (Decrease)	21,042,551	338,395,183	(2,787,203)	3,692,060

Net Assets:
Beginning of period	1,286,902,009	948,506,826	60,114,494	56,422,434

End of Period	$1,307,944,560	$1,286,902,009	$57,327,291	$60,114,494

Undistributed net investment income (loss)	$10,151,384	$(208,428)	$(53,769)	$—
(1) Shares Issued and Redeemed:
Shares issued	4,140,618	7,731,228	340,728	674,700
Shares issued in lieu of cash distributions	—	8,357	—	—
Shares redeemed	(1,984,671)	(6,512,017)	(519,096)	(1,346,217)

	2,155,947	1,227,568	(178,368)	(671,517)

	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(162,567)	$22,814	$(11,951)	$49,125
Net realized gains (loss) from investment transactions	3,913,438	(11,223,987)	1,293,236	(1,998,481)
Net realized foreign exchange gain (loss)	6,287	(8,751)	—	—
Capital gain distributions received from other investment companies	6	—	3	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(15,603,910)	53,354,222	(4,080,210)	9,469,017

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,846,746)	42,144,298	(2,798,922)	7,519,661

Distributions from:
Net investment income	—	(11,926)	—	—

Total Distributions	—	(11,926)	—	—

Capital Share Transactions (1):
Shares issued	13,327,790	27,367,200	5,932,180	11,555,451
Shares issued in lieu of cash distributions	—	11,926	—	—
Shares redeemed	(8,818,565)	(16,196,234)	(2,541,427)	(8,742,045)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,509,225	11,182,892	3,390,753	2,813,406

Total Increase (Decrease)	(7,337,521)	53,315,264	591,831	10,333,067

Net Assets:
Beginning of period	143,167,106	89,851,842	27,870,254	17,537,187

End of Period	$135,829,585	$143,167,106	$28,462,085	$27,870,254

Undistributed net investment income (loss)	$(162,567)	$—	$(11,951)	$—
(1) Shares Issued and Redeemed:
Shares issued	1,019,141	2,631,614	744,785	1,716,867
Shares issued in lieu of cash distributions	—	1,001	—	—
Shares redeemed	(678,486)	(1,512,659)	(310,854)	(1,265,182)

	340,655	1,119,956	433,931	451,685

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$45,155	$545,167	$509,242	$1,841,230
Net realized gains (loss) from investment transactions	2,350,644	(18,070,344)	8,660,852	(5,858,991)
Net realized gains (loss) on written options	—	—	—	56,536
Net realized foreign exchange gain (loss)	—	—	—	(6,751)
Capital gain distributions received from other investment companies	2	—	37	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(15,247,037)	51,776,488	(21,175,076)	38,899,864

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,851,236)	34,251,311	(12,004,945)	34,931,888

Distributions from:
Net investment income	—	(52,002)	—	—

Total Distributions	—	(52,002)	—	—

Capital Share Transactions (1):
Shares issued	8,164,571	17,391,585	13,807,268	20,524,497
Shares issued in lieu of cash distributions	—	52,002	—	—
Shares redeemed	(10,978,344)	(25,229,517)	(7,693,294)	(19,034,064)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,813,773)	(7,785,930)	6,113,974	1,490,433

Total Increase (Decrease)	(15,665,009)	26,413,379	(5,890,971)	36,422,321
Net Assets:
Beginning of period	126,509,585	100,096,206	143,037,978	106,615,657

End of Period	$110,844,576	$126,509,585	$137,147,007	$143,037,978

Undistributed net investment income (loss)	$45,155	$—	$498,828	$(10,414)
(1) Shares Issued and Redeemed:
Shares issued	997,431	2,594,450	1,105,982	1,913,238
Shares issued in lieu of cash distributions	—	6,780	—	—
Shares redeemed	(1,331,420)	(3,732,835)	(605,104)	(1,872,078)

	(333,989)	(1,131,605)	500,878	41,160

	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,120,086	$2,431,661	$1,939,848	$4,157,561
Net realized gains (loss) from investment transactions	973,043	(25,020,442)	(3,239,423)	(5,766,063)
Net realized gains (loss) on futures contracts	—	—	(154,824)	938,236
Capital gain distributions received from other investment companies	28	—	21	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(14,712,667)	45,755,732	(14,882,065)	53,396,611

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,619,510)	23,166,951	(16,336,443)	52,726,345

Capital Share Transactions (1):
Shares issued	13,971,200	33,889,272	33,793,639	44,948,574
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(10,107,996)	(21,250,197)	(39,867,238)	(43,468,848)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,863,204	12,639,075	(6,073,599)	1,479,726

Total Increase (Decrease)	(8,756,306)	35,806,026	(22,410,042)	54,206,071

Net Assets:
Beginning of period	149,972,701	114,166,675	249,283,927	195,077,856

End of Period	$141,216,395	$149,972,701	$226,873,885	$249,283,927

Undistributed net investment income (loss)	$1,120,086	$—	$1,939,848	$—
(1) Shares Issued and Redeemed:
Shares issued	1,661,356	4,949,595	4,279,114	7,067,319
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(1,193,210)	(2,957,920)	(5,039,926)	(6,651,966)

	468,146	1,991,675	(760,812)	415,353

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the six months ended 6/30/10	Year Ended 12/31/09	For the six months ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(204,453)	$(150,083)	$243,048	$495,855
Net realized gains (loss) from investment transactions	3,985,320	(5,016,328)	2,088,070	(13,575,788)
Capital gain distributions received from other investment companies	7	—	12	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(8,189,932)	32,365,656	(5,491,988)	42,011,465

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,409,058)	27,199,245	(3,160,858)	28,931,532

Capital Share Transactions (1):
Shares issued	9,944,313	14,266,003	9,654,199	16,261,843
Shares redeemed	(10,284,504)	(16,317,822)	(8,002,574)	(13,039,084)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(340,191)	(2,051,819)	1,651,625	3,222,759

Total Increase (Decrease)	(4,749,249)	25,147,426	(1,509,233)	32,154,291

Net Assets:
Beginning of period	82,894,562	57,747,136	92,661,572	60,507,281

End of Period	$78,145,313	$82,894,562	$91,152,339	$92,661,572

Undistributed net investment income (loss)	$(204,453)	$—	$243,048	$—

(1) Shares Issued and Redeemed:
Shares issued	1,200,524	2,295,270	915,489	2,058,714
Shares redeemed	(1,270,979)	(2,599,500)	(762,884)	(1,688,705)

	(70,455)	(304,230)	152,605	370,009

	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,196	$142,891	$(41,716)	$(48,944)
Capital gain distributions received from affiliated funds	12	—	9	—
Net realized gains (loss) from investment transactions	3,127,416	(12,256,648)	1,831,547	69,154
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(4,256,777)	20,619,735	(1,914,238)	4,828,887

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,111,153)	8,505,978	(124,398)	4,849,097

Capital Share Transactions (1):
Shares issued	4,581,286	10,505,017	8,566,321	15,394,931
Shares redeemed	(3,511,734)	(8,397,644)	(12,367,789)	(2,687,708)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,069,552	2,107,373	(3,801,468)	12,707,223

Total Increase (Decrease)	(41,601)	10,613,351	(3,925,866)	17,556,320
Net Assets:
Beginning of period	40,508,076	29,894,725	21,806,455	4,250,135

End of Period	$40,466,475	$40,508,076	$17,880,589	$21,806,455

Undistributed net investment income (loss)	$18,196	$—	$(41,716)	$—

(1) Shares Issued and Redeemed:
Shares issued	512,218	1,486,885	814,831	1,854,427
Shares redeemed	(401,099)	(1,160,114)	(1,167,998)	(329,958)

	111,119	326,771	(353,167)	1,524,469

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,819	$34,946	$(140,677)	$(413,710)
Net realized gains (loss) from investment transactions	1,897,456	111,872	5,482,291	3,411,899
Capital gain distributions received from affiliated funds	6	—	2	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(2,035,272)	4,799,238	(7,179,786)	25,191,317

Net Increase (Decrease) in Net Assets Resulting from Operations	(134,991)	4,946,056	(1,838,170)	28,189,506

Capital Share Transactions (1):
Shares issued	8,412,696	13,614,207	9,808,108	13,677,627
Shares redeemed	(10,918,773)	(2,170,933)	(9,806,037)	(13,695,757)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,506,077)	11,443,274	2,071	(18,130)

Total Increase (Decrease)	(2,641,068)	16,389,330	(1,836,099)	28,171,376

Net Assets:
Beginning of period	21,141,778	4,752,448	76,179,663	48,008,287

End of Period	$18,500,710	$21,141,778	$74,343,564	$76,179,663

Undistributed net investment income (loss)	$2,819	$—	$(140,677)	$—
(1) Shares Issued and Redeemed:
Shares issued	781,899	1,709,964	546,516	1,007,579
Shares redeemed	(1,020,140)	(273,546)	(549,032)	(1,006,346)

	(238,241)	1,436,418	(2,516)	1,233

	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$528,479	$974,874	$84,141	$124,268
Capital gain distributions received from affiliated funds	15	—	4	—
Net realized gains (loss) from investment transactions	5,501,757	(13,847,185)	67,334	(406,536)
Net realized gains (loss) on futures contracts	—	—	30,448	92,629
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(6,182,354)	42,089,320	579,866	3,974,001

Net Increase (Decrease) in Net Assets Resulting from Operations	(152,103)	29,217,009	761,793	3,784,362

Capital Share Transactions (1):
Shares issued	7,274,202	18,456,072	6,635,777	11,036,584
Shares redeemed	(10,734,476)	(24,057,085)	(12,605,571)	(1,598,547)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,460,274)	(5,601,013)	(5,969,794)	9,438,037

Total Increase (Decrease)	(3,612,377)	23,615,996	(5,208,001)	13,222,399

Net Assets:
Beginning of period	132,951,517	109,335,521	21,430,618	8,208,219

End of Period	$129,339,140	$132,951,517	$16,222,617	$21,430,618

Undistributed net investment income (loss)	$528,479	$—	$84,141	$—
(1) Shares Issued and Redeemed:
Shares issued	536,660	1,868,556	718,948	1,484,231
Shares redeemed	(800,038)	(2,333,429)	(1,272,941)	(220,849)

	(263,378)	(464,873)	(553,993)	1,263,382

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$658,861	$500,903	$3,585,934	$4,249,527
Net realized gains (loss) from investment transactions	(66,222)	(88,673)	(5,692,639)	(31,776,387)
Net realized gains (loss) on futures contracts	(198,133)	235,598	—	—
Net realized foreign exchange gain (loss)	(27,267)	44,268	4,515,372	4,494,565
Capital gain distributions received from other investment companies	23	—	209	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(6,597,420)	5,922,187	(14,024,712)	70,945,868

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,230,158)	6,614,283	(11,615,836)	47,913,573

Distributions from:
Net investment income	—	(2,762)	—	(2,672,251)

Total Distributions	—	(2,762)	—	(2,672,251)

Capital Share Transactions (1):
Shares issued	14,466,462	22,761,181	30,057,569	40,133,911
Shares issued in lieu of cash distributions	—	2,762	—	2,672,251
Shares redeemed	(6,995,268)	(3,085,904)	(18,557,515)	(30,257,190)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,471,194	19,678,039	11,500,054	12,548,972

Total Increase (Decrease)	1,241,036	26,289,560	(115,782)	57,790,294
Net Assets:
Beginning of period	38,490,741	12,201,181	270,907,190	213,116,896

End of Period	$39,731,777	$38,490,741	$270,791,408	$270,907,190

Undistributed net investment income (loss)	$638,357	$(20,504)	$664,971	$(2,920,963)

(1) Shares Issued and Redeemed:
Shares issued	1,642,211	2,906,271	1,899,362	3,041,239
Shares issued in lieu of cash distributions	—	309	—	181,662
Shares redeemed	(798,232)	(416,093)	(1,194,181)	(2,319,427)

	843,979	2,490,487	705,181	903,474

	Emerging Markets Equity Fund		REIT Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$370,211	$269,167	$717,755	$1,098,938
Net realized gains (loss) from investment transactions	3,358,560	(6,732,938)	7,502,434	(7,497,940)
Net realized foreign exchange gain (loss)	(44,137)	96,550	—	—
Capital gain distributions received from other investment companies	146	—	7	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(10,919,388)	43,683,765	(6,382,135)	18,970,758

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,234,608)	37,316,544	1,838,061	12,571,756

Distributions from:
Net investment income	—	(15,160)	—	—

Total Distributions	—	(15,160)	—	—
Capital Share Transactions (1):
Shares issued	18,441,740	28,295,994	7,126,474	13,415,409
Shares issued in lieu of cash distributions	—	15,160	—	—
Shares redeemed	(12,619,977)	(14,981,978)	(3,517,743)	(9,120,733)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,821,763	13,329,176	3,608,731	4,294,676

Total Increase (Decrease)	(1,412,845)	50,630,560	5,446,792	16,866,432
Net Assets:
Beginning of period	102,834,450	52,203,890	50,106,661	33,240,229

End of Period	$101,421,605	$102,834,450	$55,553,453	$50,106,661

Undistributed net investment income (loss)	$339,414	$(30,797)	$717,755	$—

(1) Shares Issued and Redeemed:
Shares issued	1,878,607	3,614,729	779,187	2,269,449
Shares issued in lieu of cash distributions	—	1,686	—	—
Shares redeemed	(1,338,346)	(1,971,188)	(385,643)	(1,338,040)

	540,261	1,645,227	393,544	931,409

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six months ended 6/30/10	Year Ended 12/31/09	Six months ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(27,805)	$(11,797)	$(124,107)	$(62,574)
Net realized gains (loss) from investment transactions	(109,023)	(36,048)	(331,046)	(807,375)
Capital gain distributions received from affiliated funds	—	3,365	—	33,710
Capital gain distributions received from other investment companies	—	—	4	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,063,834)	2,525,026	(3,440,672)	10,901,580

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,200,662)	2,480,546	(3,895,821)	10,065,341

Distributions from:
Net short-term gains	—	(1,393)	—	(4,143)
Net long-term gains	—	—	—	(5,968)

Total Distributions	—	(1,393)	—	(10,111)

Capital Share Transactions (1):
Shares issued	5,804,146	11,372,688	26,949,805	46,958,428
Shares issued in lieu of cash distributions	—	1,393	—	10,111
Shares redeemed	(239,521)	(1,487,037)	(3,746,615)	(6,880,176)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,564,625	9,887,044	23,203,190	40,088,363

Total Increase (Decrease)	4,363,963	12,366,197	19,307,369	50,143,593

Net Assets:
Beginning of period	13,874,860	1,508,663	61,799,822	11,656,229

End of Period	$18,238,823	$13,874,860	$81,107,191	$61,799,822

Undistributed net investment income (loss)	$(27,805)	$—	$(124,107)	$—
(1) Shares Issued and Redeemed:
Shares issued	632,684	1,518,011	2,714,171	5,724,783
Shares issued in lieu of cash distributions	—	166	—	1,099
Shares redeemed	(26,393)	(187,413)	(387,085)	(892,650)

	606,291	1,330,764	2,327,086	4,833,232

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six months ended 6/30/10	Year Ended 12/31/09	Six months ended 6/30/10	Year Ended 12/31/09
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(202,423)	$(105,150)	$(84,510)	$(54,979)
Net realized gains (loss) from investment transactions	(212,402)	(25,820)	29,993	(293,702)
Capital gain distributions received from affiliated funds	—	77,129	—	51,094
Capital gain distributions received from other investment companies	5	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(3,339,392)	12,217,600	(353,428)	4,735,299

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,754,212)	12,163,759	(407,945)	4,437,712

Distributions from:
Net investment income	—	—	—	(34)
Net short-term gains	—	(4,760)	—	—
Net long-term gains	—	(8,613)	—	—

Total Distributions	—	(13,373)	—	(34)

Capital Share Transactions (1):
Shares issued	53,453,869	79,757,300	16,638,245	37,768,370
Shares issued in lieu of cash distributions	—	13,373	—	34
Shares redeemed	(3,158,747)	(4,488,009)	(4,287,747)	(5,504,887)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	50,295,122	75,282,664	12,350,498	32,263,517

Total Increase (Decrease)	46,540,910	87,433,050	11,942,553	36,701,195

Net Assets:
Beginning of period	100,677,289	13,244,239	45,014,362	8,313,167

End of Period	$147,218,199	$100,677,289	$56,956,915	$45,014,362

Undistributed net investment income (loss)	$(202,423)	$—	$(84,510)	$—

(1) Shares Issued and Redeemed:
Shares issued	5,501,656	9,375,857	1,681,385	4,222,808
Shares issued in lieu of cash distributions	—	1,463	—	4
Shares redeemed	(324,097)	(511,350)	(434,802)	(598,032)

	5,177,559	8,865,970	1,246,583	3,624,780

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund
	Six months ended 6/30/10	Year Ended 12/31/09
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(55,626)	$(39,924)
Capital gain distributions received from affiliated funds	—	42,769
Net realized gains (loss) from investment transactions	8,057	9,189
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	512,103	2,098,065

Net Increase (Decrease) in Net Assets Resulting from Operations	464,534	2,110,099

Distributions from:
Net investment income	—	(161)
Net short-term gains	—	(2,271)
Net long-term gains	—	(13,284)

Total Distributions	—	(15,716)

Capital Share Transactions (1):
Shares issued	12,173,660	29,027,721
Shares issued in lieu of cash distributions	—	15,716
Shares redeemed	(4,873,202)	(7,872,531)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,300,458	21,170,906

Total Increase (Decrease)	7,764,992	23,265,289

Net Assets:
Beginning of period	31,404,542	8,139,253

End of Period	$39,169,534	$31,404,542

Undistributed net investment income (loss)	$(55,626)	$—
(1) Shares Issued and Redeemed:
Shares issued	1,198,279	3,060,916
Shares issued in lieu of cash distributions	—	1,599
Shares redeemed	(479,838)	(826,095)

	718,441	2,236,420

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	0.03	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investment transactions	—		—		—	—	—	—

Total from investment operations	—		—		0.03	0.05	0.05	0.03

Less distributions:
Net investment income	—	(a)	—	(a)	(0.03)	(0.05)	(0.05)	(0.03)

Total distributions	—		—		(0.03)	—	—	—

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return [2,3]	0.00%	#	0.44%		2.68%	4.98%	4.66%	2.81%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$173,455		$168,500		$213,973	$96,017	$76,350	$72,885

Ratio of net expenses to average net assets	0.34%	*	0.43%		0.46%	0.49%	0.50%	0.50%

Ratio of total expenses to average net assets	0.48%	*	0.48%		0.46%	0.49%	0.50%	0.50%

Ratio of net investment income (loss) to average net assets	0.01%	*	0.47%		2.57%	4.88%	4.57%	2.74%

*   Annualized

#   Non-annualized

[1] The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3] The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions and net investment income were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$10.76		$10.57		$10.41	$10.28	$10.25	$10.45

Income from investment operations:
Net investment income (loss)	0.09		0.23		0.34	0.41	0.45	0.37
Net realized and unrealized gain (loss) on investment transactions	0.24		(0.04)		0.18	0.13	0.01	(0.15)

Total from investment operations	0.33		0.19		0.52	0.54	0.46	0.22

Less distributions:
Net investment income	—		—		(0.36)	(0.41)	(0.43)	(0.42)

Total distributions	—		—		(0.36)	(0.41)	(0.43)	(0.42)

Net asset value, end of period	$11.09		$10.76		$10.57	$10.41	$10.28	$10.25

Total return [2]	2.97%	#	1.89%		5.03%	5.22%	4.49%	2.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$123,643		$111,501		$75,660	$57,523	$42,867	$60,979

Ratio of total expenses to average net assets	0.58%	*	0.60%		0.60%	0.60%	0.62%	0.61%

Ratio of net investment income (loss) to average net assets	1.63%	*	2.20%		3.24%	4.55%	3.91%	3.42%

Portfolio turnover rate	17%	#	64%		106%	39%	78%	300%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$10.90		$10.36	$10.50	$10.31	$10.18	$10.54

Income from investment operations:
Net investment income (loss)	0.15		0.36	0.47	0.47	0.46	0.40
Net realized and unrealized gain (loss) on investment transactions	0.45		0.26	0.07	0.18	0.08	(0.14)

Total from investment operations	0.60		0.62	0.54	0.65	0.54	0.26

Less distributions:
Net investment income	—		— (a)	(0.50)	(0.46)	(0.41)	(0.45)
Net realized gains	—		(0.08)	(0.18)	—	—	(0.17)

Total distributions	—		(0.08)	(0.68)	(0.46)	(0.41)	(0.62)

Net asset value, end of period	$11.50		$10.90	$10.36	$10.50	$10.31	$10.18

Total return [2]	5.50%	#	6.02%	5.10%	6.33%	5.25%	2.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$366,462		$327,724	$221,730	$183,611	$160,670	$161,265

Ratio of total expenses to average net assets	0.58%		0.61%	0.60%	0.59%	0.61%	0.62%

Ratio of net investment income (loss) to average net assets	2.72%	*	3.38%	4.44%	4.71%	4.43%	3.72%

Portfolio turnover rate	31%		87%	273%	55%	139%	614%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2010 [1]		Year Ended December 31,
	(Unaudited)		2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$7.41		$5.05	$7.58	$7.88	$7.59	$7.91

Income (loss) from investment operations:
Net investment income (loss)	0.30		0.56	0.58	0.58	0.55	0.57
Net realized and unrealized gain (loss) on investment transactions	(0.03)		1.80	(2.40)	(0.30)	0.20	(0.33)

Total from investment operations	0.27		2.36	(1.82)	0.28	0.75	0.24

Less distributions:
Net investment income	—		—	(0.71)	(0.58)	(0.46)	(0.56)

Total distributions	—		—	(0.71)	—	—	—

Net asset value, end of period	$7.68		$7.41	$5.05	$7.58	$7.88	$7.59

Total return [2]	3.64%	#	46.44%	(23.98% )	3.57%	9.97%	3.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$113,135		$103,574	$57,995	$86,451	$88,203	$85,520

Ratio of total expenses to average net assets	0.85%	*	0.87%	0.86%	0.84%	0.85%	0.86%

Ratio of net investment income (loss) to average net assets	7.96%	*	8.97%	8.29%	6.97%	6.91%	7.01%

Portfolio turnover rate	28%	#	59%	53%	67%	65%	64%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$21.69		$16.33		$23.72	$25.12	$25.59	$25.96

Income (loss) from investment operations:
Net investment income (loss)	0.17		0.41		0.46	0.59	0.54	0.40
Net realized and unrealized gain (loss) on investment transactions	(0.59)		4.95		(6.99)	0.52	3.33	1.65

Total from investment operations	(0.42)		5.36		(6.53)	1.11	3.87	2.05

Less distributions:
Net investment income	—		—	(a)	(0.59)	(0.58)	(0.44)	(0.40)
Net realized gains	—		—		(0.27)	(1.93)	(3.90)	(2.02)

Total distributions	—		—		(0.86)	(2.51)	(4.34)	(2.42)

Net asset value, end of period	$21.27		$21.69		$16.33	$23.72	$25.12	$25.59

Total return [2]	(1.94%	)#	32.93%		(27.83% )	4.47%	15.37%	7.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,307,945		$1,286,902		$948,507	$1,440,753	$1,330,977	$1,080,197

Ratio of net expenses to average net assets	0.84%	*	0.85%		0.85%	0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	0.84%	*	0.85%		0.85%	0.83%	0.84%	0.84%

Ratio of net investment income (loss) to average net assets	1.55%	*	2.22%		2.15%	2.34%	2.16%	1.56%

Portfolio turnover rate	33%	#	89%		103%	61%	57%	30%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

BALANCED FUND For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	(0.16)		1.46		(1.81)

Total from investment operations	(0.17)		1.48		(1.48)

Less distributions:
Net investment income	—		—		(0.33)

Total distributions	—		—		(0.33)

Net asset value, end of period	$9.50		$9.67		$8.19

Total return [2]	(1.76%	)#	18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,327		$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.18%	*	0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.24%	*	0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)*	(0.17%	)	9.09%	*

Portfolio turnover rate	9%	#	19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$13.22		$9.25		$15.96	$14.68	$13.02	$12.28

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		—	(a)	0.03	0.06	0.05	0.02
Net realized and unrealized gain (loss) on investment transactions	(1.05)		3.97		(6.71)	1.28	1.64	0.73

Total from investment operations	(1.06)		3.97		(6.68)	1.34	1.69	0.75
Less distributions:
Net investment income	—		—	(a)	(0.03)	(0.06)	(0.03)	(0.01)

Total distributions	—		—		(0.03)	(0.06)	(0.03)	(0.01)

Net asset value, end of period	$12.16		$13.22		$9.25	$15.96	$14.68	$13.02

Total return [2]	(8.02%	)#	42.93%		(41.87% )	9.16%	13.01%	6.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$135,830		$143,167		$89,852	$152,939	$132,371	$107,195

Ratio of net expenses to average net assets	0.95%	*	0.97%		0.98%	0.94%	0.96%	0.98%

Ratio of total expenses to average net assets	0.95%	*	0.97%		0.98%	0.94%	0.97%	0.98%

Ratio of net investment income (loss) to average net assets	(0.23%	)*	0.02%		0.24%	0.37%	0.40%	0.15%

Portfolio turnover rate	23%	#	58%		54%	55%	43%	44%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$8.28		$6.02		$10.98	$11.05	$10.79	$10.76

Income (loss) from investment operations:
Net investment income (loss)	—		0.02		0.02	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investment transactions	(0.79)		2.24		(4.79)	0.45	0.36	0.11

Total from investment operations	(0.79)		2.26		(4.77)	0.51	0.40	0.13

Less distributions:
Net investment income	—		—		(0.03)	(0.06)	(0.03)	(0.02)
Net realized gains	—		—		(0.16)	(0.52)	(0.11)	(0.08)

Total distributions	—		—		(0.19)	(0.58)	(0.14)	(0.10)

Net asset value, end of period	$7.49		$8.28		$6.02	$10.98	$11.05	$10.79

Total return [2]	(9.54%	)#	37.54%		(43.82% )	4.71%	3.70%	1.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$28,462		$27,870		$17,537	$29,551	$29,982	$27,247

Ratio of net expenses to average net assets	1.00%	*	1.00%		0.96%	0.83%	0.86%	0.89%

Ratio of total expenses to average net assets	1.00%	*	1.12%		0.96%	0.87%	0.88%	0.89%

Ratio of net investment income (loss) to average net assets	(0.08%	)*	0.22%		0.19%	0.53%	0.35%	0.19%

Portfolio turnover rate	85%	#	121%		287%	55%	38%	21%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	(0.87)		2.17		(3.87)

Total from investment operations	(0.87)		2.20		(3.85)

Less distributions:
Net investment income	—		—	(a)	(0.01)

Total distributions	—		—		(0.01)

Net asset value, end of period	$7.47		$8.34		$6.14

Total return [2]	(10.43%	)#	35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$110,845		$126,510		$100,096

Ratio of net expenses to average net assets	0.64%	*	0.64%		0.64%	*

Ratio of total expenses to average net assets	0.85%	*	0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	0.07%	*	0.50%		0.69%	*

Portfolio turnover rate	60%	#	155%		55%	#

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

LARGE CAP VALUE FUND For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$12.60		$9.43	$17.65	$19.60	$17.56	$18.45

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.16	0.20	0.26	0.27	0.23
Net realized and unrealized gain (loss) on investment transactions	(1.07)		3.01	(8.05)	0.45	2.93	0.33

Total from investment operations	(1.03)		3.17	(7.85)	0.71	3.20	0.56

Less distributions:
Net investment income	—		—	(0.25)	(0.29)	(0.21)	(0.21)
Net realized gains	—		—	(0.12)	(2.37)	(0.95)	(1.24)

Total distributions	—		—	(0.37)	(2.66)	(1.16)	(1.45)

Net asset value, end of period	$11.57		$12.60	$9.43	$17.65	$19.60	$17.56

Total return [2]	(8.17%	)#	33.62%	(44.62% )	3.73%	18.27%	3.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$137,147		$143,038	$106,616	$219,951	$234,269	$215,319

Ratio of net expenses to average net assets	0.89%	*	0.90%	0.90%	0.86%	0.87%	0.88%

Ratio of total expenses to average net assets	0.89%	*	0.90%	0.90%	0.87%	0.88%	0.88%

Ratio of net investment income (loss) to average net assets	0.70%	*	1.53%	1.42%	1.25%	1.37%	1.15%

Portfolio turnover rate	59%	#	120%	228%	92%	45%	45%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.43		$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.76)		1.07	(2.78)

Total from investment operations	(0.70)		1.21	(2.71)

Less distributions:
Net investment income	—		—	(0.07)

Total distributions	—		—	(0.07)

Net asset value, end of period	$7.73		$8.43	$7.22

Total return [2]	(8.30%	)#	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,216		$149,973	$114,167

Ratio of net expenses to average net assets	0.54%	*	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.74%	*	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.47%	*	1.94%	2.40%	*

Portfolio turnover rate	22%	#	62%	31%	##

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$7.92		$6.28	$10.11	$9.78	$8.58	$8.34

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.13	0.17	0.17	0.15	0.14
Net realized and unrealized gain (loss) on investment transactions	(0.60)		1.51	(3.82)	0.33	1.17	0.24

Total from investment operations	(0.54)		1.64	(3.65)	0.50	1.32	0.38

Less distributions:
Net investment income	—		—	(0.18)	(0.17)	(0.12)	(0.14)

Total distributions	—		—	(0.18)	(0.17)	(0.12)	(0.14)

Net asset value, end of period	$7.38		$7.92	$6.28	$10.11	$9.78	$8.58

Total return [2]	(6.82%	)#	26.11%	(36.08% )	5.09%	15.37%	4.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$226,874		$249,284	$195,078	$254,462	$250,174	$234,122

Ratio of net expenses to average net assets	0.35%	*	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.36%	*	0.37%	0.37%	0.35%	0.37%	0.37%

Ratio of net investment income (loss) to average net assets	1.59%	*	1.97%	2.02%	1.64%	1.61%	1.52%

Portfolio turnover rate	2%	#	6%	6%	4%	6%	5%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$8.01		$5.42		$10.60	$8.47	$7.93	$7.05
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)		(0.02)	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(0.39)		2.60		(5.16)	2.17	0.55	0.91

Total from investment operations	(0.41)		2.59		(5.18)	2.13	0.54	0.88

Net asset value, end of period	$7.60		$8.01		$5.42	$10.60	$8.47	$7.93

Total return [2]	(5.12%	)#	47.79%		(48.87% )	25.15%	6.81%	12.48%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$78,145		$82,895		$57,747	$112,637	$85,414	$81,174

Ratio of net expenses to average net assets	1.00%	*	1.00%		1.00%	0.97%	0.96%	1.00%

Ratio of total expenses to average net assets	1.00%	*	1.01%		1.02%	1.00%	1.02%	1.02%

Ratio of net investment income (loss) to average net assets	(0.47%	)*	(0.22%	)	(0.20% )	(0.46% )	(0.09% )	(0.43% )

Portfolio turnover rate	54%	#	102%		162%	137%	153%	156%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$10.01		$6.81		$13.12	$13.59	$12.97	$13.77

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.05		0.10	0.11	0.11	0.09
Net realized and unrealized gain (loss) on investment transactions	(0.35)		3.15		(6.31)	0.38	1.36	1.63

Total from investment operations	(0.32)		3.20		(6.21)	0.49	1.47	1.72

Less distributions:
Net investment income	—		—		(0.10)	(0.13)	(0.09)	(0.09)
Return of capital	—		—		—	(0.03)	—	—
Net realized gains	—		—		—	(0.80)	(0.76)	(2.43)

Total distributions	—		—		(0.10)	(0.96)	(0.85)	(2.52)

Net asset value, end of period	$9.69		$10.01		$6.81	$13.12	$13.59	$12.97

Total return [2]	(3.20%	)#	46.99%		(47.26% )	3.77%	11.41%	12.33%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$91,152		$92,662		$60,507	$125,718	$125,362	$112,301

Ratio of net expenses to average net assets	0.85%	*	0.85%		0.86%	0.79%	0.81%	0.85%

Ratio of total expenses to average net assets	0.85%	*	0.85%		0.86%	0.83%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	0.50%	*	0.69%		0.89%	0.73%	0.82%	0.67%

Portfolio turnover rate	18%	#	43%		58%	73%	62%	100%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$8.57		$6.80	$11.78	$13.23	$13.15	$12.91

Income (loss) from investment operations:
Net investment income (loss)	—		0.03	0.14	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.20)		1.74	(4.66)	0.03	1.48	1.00

Total from investment operations	(0.20)		1.77	(4.52)	0.10	1.56	1.07

Less distributions:
Net investment income	—		—	(0.16)	(0.07)	(0.06)	(0.06)
Net realized gains	—		—	(0.30)	(1.48)	(1.42)	(0.77)

Total distributions	—		—	(0.46)	(1.55)	(1.48)	(0.83)

Net asset value, end of period	$8.37		$8.57	$6.80	$11.78	$13.23	$13.15

Total return [2]	(2.33%	)#	26.03%	(38.89% )	0.85%	12.23%	8.20%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$40,466		$40,508	$29,895	$48,465	$43,616	$45,096

Ratio of net expenses to average net assets	1.13%	*	1.20%	1.08%	1.04%	1.06%	1.07%

Ratio of total expenses to average net assets	1.13%	*	1.20%	1.08%	1.05%	1.07%	1.07%

Ratio of net investment income (loss) to average net assets	0.08%	*	0.43%	1.49%	0.57%	0.56%	0.58%

Portfolio turnover rate	41%	#	116%	39%	40%	28%	25%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	(0.19)		3.54		(3.48)

Total from investment operations	(0.21)		3.50		(3.49)

Net asset value, end of period	$9.80		$10.01		$6.51

Total return [2]	(2.20%	)#	54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$17,881		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%	*	1.05%		1.05%	*

Ratio of total expenses to average net assets	1.24%	*	1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.43%	)*	(0.43%	)	(0.36%	)*

Portfolio turnover rate	56%	#	65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.90		$6.80		$10.00

Income (loss) from investment operations:
Net investment income (loss)	—	(a)	0.02		0.04
Net realized and unrealized gain (loss) on investment transactions	(0.15)		3.08		(3.21)

Total from investment operations	(0.15)		3.10		(3.17)

Less distributions:
Net investment income	—		—		(0.03)

Total distributions	—		—		(0.03)

Net asset value, end of period	$9.75		$9.90		$6.80

Total return [2]	(1.52%	)#	45.59%		(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$18,501		$21,142		$4,752

Ratio of net expenses to average net assets	1.14%	*	1.14%		1.14%	*

Ratio of total expenses to average net assets	1.38%	*	1.52%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.03%	*	0.30%	*	1.37%	*

Portfolio turnover rate	39%	#	49%		14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Net investment income was less than one penny per share.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]		2008 [1]	2007		2006	2005
Net asset value, beginning of period	$17.15		$10.81		$21.64	$20.09		$20.34	$19.14

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.09)		(0.09)	(0.11)		(0.06)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	(0.37)		6.43		(10.74)	1.66		(0.19)	1.33

Total from investment operations	(0.40)		6.34		(10.83)	1.55		(0.25)	1.20

Net asset value, end of period	$16.75		$17.15		$10.81	$21.64		$20.09	$20.34

Total return [2]	(2.33%	)#	58.65%		(50.05% )	7.72%		(1.23% )	6.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$74,344		$76,180		$48,008	$99,593		$106,380	$111,029

Ratio of total expenses to average net assets	1.07%		1.11%		1.07%	1.02%		1.02%	1.02%

Ratio of net investment income (loss) to average net assets	(0.35%	)*	(0.67%	)	(0.59% )	(0.50%	)	(0.27% )	(0.67%	)

Portfolio turnover rate	65%	#	163%		190%	107%		126%	137%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$12.68		$9.99	$14.07	$17.70	$16.37	$16.95

Income (loss) from investment operations:
Net investment income (loss)	0.05		0.09	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.07)		2.60	(3.88)	(1.03)	2.77	0.56

Total from investment operations	(0.02)		2.69	(3.79)	(0.91)	2.82	0.63

Less distributions:
Net investment income	—		—	(0.11)	(0.12)	(0.05)	(0.07)
Net realized gains	—		—	(0.18)	(2.60)	(1.44)	(1.14)

Total distributions	—		—	(0.29)	(2.72)	(1.49)	(1.21)

Net asset value, end of period	$12.66		$12.68	$9.99	$14.07	$17.70	$16.37

Total return [2]	(0.16%	)#	26.93%	(27.15% )	(5.30% )	17.43%	3.67%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$129,339		$132,952	$109,336	$170,004	$182,142	$156,605

Ratio of net expenses to average net assets	1.15%	*	1.15%	1.15%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.15%	*	1.17%	1.15%	1.14%	1.14%	1.14%

Ratio of net investment income (loss) to average net assets	0.76%	*	0.86%	0.66%	0.64%	0.28%	0.40%

Portfolio turnover rate	28%	#	60%	66%	67%	59%	46%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.78			$6.96 $	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.07		0.04
Net realized and unrealized gain (loss) on investment transactions	(0.23)		1.75		(3.04)

Total from investment operations	(0.19)		1.82		(3.00)

Less distributions:
Net investment income	—		—		(0.04)

Total distributions	—		—		(0.04)

Net asset value, end of period	$8.59		$8.78		$6.96

Total return [2]	(2.16%	)#	26.15%		(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$16,223		$21,431		$8,208

Ratio of net expenses to average net assets	0.55%	*	0.55%		0.55%	*

Ratio of total expenses to average net assets	1.32%	*	2.01%		2.09%	*

Ratio of net investment income (loss) to average net assets	0.79%	*	0.94%		1.59%	*

Portfolio turnover rate	34%	#	22%		3%	#

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.15		$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14		0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	(1.42)		1.85		(2.90)

Total from investment operations	(1.28)		2.03		(2.85)

Less distributions:
Net investment income	—		—	(a)	(0.03)

Total distributions	—		—		(0.03)

Net asset value, end of period	$7.87		$9.15		$7.12

Total return [2]	(13.99%	)#	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$39,732		$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	*	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.30%	*	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	3.21%	*	2.27%		2.06%	*

Portfolio turnover rate	6%	#	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)	Year Ended December 31,
		2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$15.80	$13.12	$24.09	$24.27	$20.91	$17.98

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.26	0.25	0.31	0.28	0.15
Net realized and unrealized gain (loss) on investment transactions	(0.83)	2.58	(10.01)	4.33	5.98	2.86

Total from investment operations	(0.63)	2.84	(9.76)	4.64	6.26	3.01

Less distributions:
Net investment income	—	(0.16)	(0.43)	(0.15)	(0.38)	(0.08)
Net realized gains	—	—	(0.78)	(4.67)	(2.52)	—

Total distributions	—	(0.16)	(1.21)	(4.82)	(2.90)	(0.08)

Net asset value, end of period	$15.17	$15.80	$13.12	$24.09	$24.27	$20.91

Total return [2]	(3.99% )	21.74%	(41.28% )	20.05%	30.34%	16.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$270,791	$270,907	$213,117	$381,328	$294,499	$200,947

Ratio of net expenses to average net assets	1.27%	1.27%	1.27%	1.16%	1.19%	1.21%

Ratio of total expenses to average net assets	1.27%	1.27%	1.27%	1.18%	1.20%	1.21%

Ratio of net investment income (loss) to average net assets	2.63%	1.89%	1.33%	1.14%	1.10%	1.47%

Portfolio turnover rate	26%	48%	108%	95%	52%	40%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.92		$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.03		—
Net realized and unrealized gain (loss) on investment transactions	(0.65)		3.90		(3.99)

Total from investment operations	(0.62)		3.93		(3.99)

Less distributions:
Net investment income	—		—	(a)	(0.02)

Total distributions	—		—		(0.02)

Net asset value, end of period	$9.30		$9.92		$5.99

Total return [2]	(6.25%	)#	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$101,422		$102,834		$52,204

Ratio of net expenses to average net assets	1.58%	*	1.58%		1.58%	*

Ratio of total expenses to average net assets	2.11%	*	2.20%		1.58%	*

Ratio of net investment income (loss) to average net assets	0.71%	*	0.37%		0.04%	*

Portfolio turnover rate	27%	#	70%		37%	#

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

REIT FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31,
			2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$8.63		$6.82	$12.00	$18.10	$14.92	$14.33

Income (loss) from investment operations:
Net investment income (loss)	0.12		0.19	0.25	0.30	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.21		1.62	(5.02)	(3.49)	4.57	1.66

Total from investment operations	0.33		1.81	(4.77)	(3.19)	4.81	1.86

Less distributions:
Net investment income	—		—	(0.25)	(0.33)	(0.19)	(0.30)
Return of capital	—		—	(0.16)	(0.16)	—	—
Net realized gains	—		—	—	(2.42)	(1.44)	(0.97)

Total distributions	—		—	(0.41)	(2.91)	(1.63)	(1.27)

Net asset value, end of period	$8.96		$8.63	$6.82	$12.00	$18.10	$14.92

Total return [2]	3.82%	#	26.54%	(39.38% )	(17.87% )	32.41%	12.97%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$55,553		$50,107	$33,240	$53,684	$71,790	$43,122

Ratio of total expenses to average net assets	1.01%	*	1.03%	1.02%	0.99%	1.00%	1.02%

Ratio of net investment income (loss) to average net assets	2.61%	*	2.93%	2.30%	1.37%	1.56%	1.41%

Portfolio turnover rate	91%	#	163%	86%	85%	53%	54%

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	(0.48)		2.02		(3.21)

Total from investment operations	(0.49)		2.01		(2.94)

Less distributions:
Net investment income	—		—		(0.10)
Net realized gains	—		—	(a)	(0.01)

Total distributions	—		—		(0.11)

Net asset value, end of period	$8.47		$8.96		$6.95

Total return [2]	(5.47%	)#	28.94%	#	(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$18,239		$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.42%	*	0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.16%	)*	9.66%	*

Portfolio turnover rate	11%	#	39%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	(0.36)		2.09		(2.65)

Total from investment operations	(0.38)		2.08		(2.21)

Less distributions:
Net investment income	—		—		(0.15)
Net realized gains	—		—	(a)	— (a)

Total distributions	—		—		(0.15)

Net asset value, end of period	$9.34		$9.72		$7.64

Total return [2]	(3.91%	)#	27.25%		(22.06% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$81,107		$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%		0.33%

Ratio of total expenses to average net assets [3]	0.33%	*	0.34%		0.70%

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.18%	)	14.72%

Portfolio turnover rate	13%	#	49%		21%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	(0.17)		1.64		(2.34)

Total from investment operations	(0.19)		1.63		(1.88)

Less distributions:
Net investment income	—		—		(0.19)
Net realized gains	—		—	(a)	—	(a)

Total distributions	—		—		(0.19)

Net asset value, end of period	$9.37		$9.56		$7.93

Total return [2]	(1.99%	)#	20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$147,218		$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.31%	*	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.31%	*	0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.20%	)	14.00%	*

Portfolio turnover rate	11%	#	30%		23%	#

*   Annualized

[1]    The average shares outstanding method has been applied for per share information.

#   Non-annualized

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]    The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	(0.01)		1.35		(1.74)

Total from investment operations	(0.03)		1.35		(1.34)
Less distributions:
Net investment income	—		—	(a)	(0.24)
Net realized gains	—		—		(0.02)

Total distributions	—		—		(0.26)

Net asset value, end of period	$9.72		$9.75		$8.40

Total return [2]	(0.41%	)#	16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,957		$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.34%	*	0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.22%	)	11.40%	*

Portfolio turnover rate	15%	##	46%		38%	#

*   Annualized

[1]    The average shares outstanding method has been applied for per share information.

#   Non-annualized

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]    The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2010 [1] (Unaudited)		Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.17		0.97	(1.17)

Total from investment operations	0.15		0.97	(0.67)

Less distributions:
Net investment income	—		— (a)	(0.28)
Net realized gains	—		(0.01)	—

Total distributions	—		(0.01)	(0.28)

Net asset value, end of period	$10.16		$10.01	$9.05

Total return [2]	1.40%	#	10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$39,170		$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.36%	*	0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.21% )	13.26%	*

Portfolio turnover rate	19%	#	73%	27%	#

*   Annualized

#   Non-annualized

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]    The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index Fund, Developed International Index, International Equity, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation (each a “Fund” and collectively, “the Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The FOFs include the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value ,Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, REIT — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of June 30, 2010 is included with each Fund’s Schedule of Investments.

For the six months ended June 30, 2010, there have been no significant changes to the Funds’ fair value methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2009 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2009, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT’s based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

Fund	Sub-adviser
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
REIT Fund	Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.56%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.46%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; REIT Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, PNC Global Investment Servicing, Inc. (“PNC GIS”) serves as accounting agent for Penn Series (See Note 12). Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays PNC GIS, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, international funds and the Money Market Fund, the minimum annual fee each Fund must pay is $27,500. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay PNC GIS 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PNC GIS serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced Fund*	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.58%
Large Core Growth	0.64%	REIT	1.25%
Large Cap Value	1.00%	Aggressive Allocation Fund*	0.33%
Large Core Value	0.54%	Moderately Aggressive Allocation Fund*	0.33%
Index 500	0.40%	Moderate Allocation Fund*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation Fund*	0.33%
Mid Cap Value	1.00%	Conservative Allocation Fund*	0.33%
Mid Core Value	1.25%

*The operating expense limit, with the exception of the Balanced Fund, apply only at the Fund level and do not limit the fees payable by the Underlying Funds in which the FOF invest.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation. This fiscal three year “recapture period” is applied prospectively, and not retroactively, from the effective date.

As of June 30, 2010, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2010	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013
Money Market Fund	—	—	$3,272	$720
Large Cap Growth Fund	—	—	20,901	—
Mid Cap Growth Fund	—	$14,824	16,713	91
Balanced Fund	—	9,379	39,583	18,285

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

Effective June 2, 2009, ICMI may recover any advisory fees that were waived in preceding three fiscal years with respect to the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, as long as it would not cause the Fund to exceed its expense limitation period. This three fiscal year “recapture period” is applied prospectively, and not retroactively, from the effective date.

As of June 30, 2010, the following funds had waived advisory fees that are subject to recapture by ICMI through the periods stated below:

	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013
Money Market Fund	—	$87,849	$115,981
Large Core Growth Fund	$107,833	239,184	130,638
Large Core Value Fund	112,678	261,282	153,502
SMID Cap Growth Fund	9,347	44,102	18,574
SMID Cap Value Fund	10,445	44,109	23,664
Small Cap Value Fund	—	21,945	4,013
Small Cap Index Fund	45,212	192,617	81,327
Developed International Index Fund	136,046	345,131	144,826
Emerging Markets Equity Fund	53,838	459,043	274,903
Aggressive Allocation Fund	5,750	11,429	7,698
Moderately Aggressive Allocation Fund	2,382	3,989	144
Moderately Conservative Allocation Fund	5,246	6,823	1,878
Conservative Allocation Fund	5,239	8,824	4,410

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Balanced, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the September 10, 2009 agreement, ICMI and Penn Mutual may, subject to certain minimum distributions yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment.

Total fees of $88,500 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2010. No person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2010 are as follows:

Money Market Fund	$2,062,548
Quality Bond Fund	7,384,621
High Yield Bond Fund	3,339,386
Flexibly Managed Fund	35,299,968
Large Growth Stock Fund	26,694,816
Large Cap Value Fund	5,005,658
Index 500 Fund	12,600,034
Mid Cap Growth Fund	4,035,136
Mid Cap Value	1,261,435
Mid Core Value Fund	2,564,427
SMID Cap Growth Fund	3,465,918
SMID Cap Value Fund	3,443,468
Small Cap Growth Fund	4,112,150
Small Cap Value Fund	5,284,059
International Equity Fund	18,440,926
REIT Fund	3,070,959
Large Core Growth	7,568,474
Large Core Value	17,076,221
Emerging Markets Equity	4,249,497
Small Cap Index Fund	2,701,789
Developed International Index	3,028,572

Penn Mutual’s seed money investments in the Penn Series Funds at June 30, 2010 are as follows:

Developed International Index Fund	$7,904,128
Aggressive Allocation Fund	172,142

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2010 were as follows:

Flexibly Managed Fund	$820
SMID Cap Growth Fund	172
Small Cap Value Fund	1,371
Emerging Markets Equity Fund	3,375

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2010, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$14,492,745	$10,899,562	$23,329,870	$7,540,190
Quality Bond Fund	80,621,746	55,006,281	30,824,895	36,442,333
High Yield Bond Fund	—	—	40,469,650	29,274,080
Flexibly Managed Fund	—	—	435,933,920	389,766,905
Balanced Fund	—	—	5,676,551	7,232,734
Large Growth Stock Fund	—	—	34,393,767	33,194,629
Large Cap Growth Fund	—	—	24,536,731	23,321,700
Large Core Growth Fund	—	—	72,173,502	77,375,166
Large Cap Value Fund	—	—	87,304,458	82,061,132

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Large Core Value Fund	—	—	$38,305,992	$32,410,844
Index 500 Fund	—	—	5,219,758	15,814,204
Mid Cap Growth Fund	—	—	45,465,114	47,962,801
Mid Cap Value Fund	—	—	17,182,740	18,517,228
Mid Core Value Fund	—	—	18,514,951	16,695,312
SMID Cap Growth Fund	—	—	10,494,899	14,665,619
SMID Cap Value Fund	—	—	7,474,931	10,504,198
Small Cap Growth Fund	—	—	50,282,066	50,948,713
Small Cap Value Fund	—	—	37,963,885	39,897,442
Small Cap Index Fund	—	—	6,770,337	12,447,958
Developed International Index Fund	—	—	10,565,947	2,212,654
International Equity Fund	—	—	68,565,069	69,436,667
Emerging Markets Equity Fund	—	—	33,166,408	26,949,138
REIT Fund	—	—	53,000,554	48,707,383
Aggressive Allocation Fund	—	—	7,268,862	1,786,375
Moderately Aggressive Allocation Fund	—	—	32,541,999	9,369,011
Moderate Allocation Fund	—	—	62,448,830	13,742,845
Moderately Conservative Allocation Fund	—	—	20,114,638	7,843,472
Conservative Allocation Fund	—	—	13,508,750	6,402,863

6 — FEES PAID INDIRECTLY

Certain sub-advisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the six months ended June 30, 2010 were as follows:

Flexibly Managed Fund	$5,247
Large Growth Stock Fund	816
Large Cap Growth Fund	3,260
Large Core Growth Fund	3,957
Mid Cap Growth Fund	8,424
Mid Cap Value Fund	4,244
Mid Core Value Fund	2,080
SMID Cap Growth Fund	8,693
SMID Cap Value Fund	543
Small Cap Growth Fund	8,308
REIT Fund	9,229

7 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all of investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2009, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2009, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	$(14,045)	—	$14,045
Limited Maturity Bond Fund	(2,000,237)	$(404,978)	2,405,215
Quality Bond Fund	(8,877,776)	(2,446,454)	11,324,230
High Yield Bond Fund	(7,169,374)	5,013,015	2,156,359
Flexibly Managed Fund	(23,800,559)	(147,381)	23,947,940
Balanced Fund	90,777	(160,297)	69,553
Large Growth Stock Fund	(10,914)	66,552,309	(66,541,395)
Large Cap Growth Fund	(49,125)	—	49,125
Large Core Growth	(545,048)	—	545,048
Large Cap Value Fund	(1,851,644)	6,751	1,844,893
Large Core Value Fund	(2,431,661)	—	2,431,661
Index 500 Fund	(4,157,561)	350,426	3,807,135
Mid Cap Growth Fund	148,053	61	(148,114)
Mid Cap Value Fund	(495,855)	—	495,855
Mid Core Value Fund	(142,891)	—	142,891
SMID Cap Growth Fund	48,944	(67,879)	18,935
SMID Cap Value Fund	(34,946)	—	34,946
Small Cap Growth Fund	413,710	19,150,477	(19,564,187)
Small Cap Value Fund	(974,874)	—	974,874
Small Cap Index Fund	(124,268)	—	124,268
Developed International Index Fund	(491,450)	(91,959)	583,409
International Equity Fund	3,364,162	(4,522,653)	1,158,491
Emerging Markets Equity Fund	(256,846)	102,639	154,207
REIT Fund	(1,098,938)	—	1,098,938
Aggressive Allocation Fund	11,797	(75,997)	64,200
Moderately Aggressive Allocation Fund	62,574	(248,081)	185,507
Moderate Allocation Fund	105,150	(478,313)	373,163
Moderately Conservative Allocation Fund	54,999	(122,717)	67,718
Conservative Allocation Fund	39,933	(268,258)	228,325

These reclassifications had no effect on net assets or net asset value per share.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2009 and 2008 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2009	$995,807	—	—	$995,807
2008	4,140,751	—	—	4,140,751
Limited Maturity Bond Fund
2009	2,214,633	$190,583	—	2,405,216
2008	2,563,535	—	—	2,563,535
Quality Bond Fund
2009	13,432,214	—	—	13,432,214
2008	12,789,775	1,519,007	—	14,308,782
High Yield Bond Fund
2009	7,171,826	—	—	7,171,826
2008	7,253,583	—	$22,992	7,276,575
Flexibly Managed Fund
2009	24,119,007	—	—	24,119,007
2008	36,462,950	12,510,466	—	48,973,416
Balanced Fund
2009	1,495,649	—	—	1.495.649
2008	2,217,302	—	370	2,217,672
Large Growth Stock Fund
2009	14,089	—	—	14,089
2008	272,842	—	—	272,842
Large Cap Growth Fund
2009	49,125	—	—	49,125
2008	95,431	405,371	9,908	510,710
Large Core Growth Fund
2009	597,050	—	—	597,050
2008	232,885	—	—	232,885
Large Cap Value Fund
2009	1,844,893	—	—	1,844,893
2008	2,743,859	1,397,353	1,206	4,142,418
Large Core Value Fund
2009	2,431,661	—	—	2,431,661
2008	1,059,140	—	49,361	1,108,501
Index 500 Fund
2009	4,157,561	—	—	4,157,561
2008	5,441,875	—	36,712	5,478,587
Mid Cap Growth Fund
2009	—	—	—	—
2008	—	—	—	—
Mid Cap Value Fund
2009	495,855	—	—	495,855
2008	854,692	—	32,442	887,134

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Mid Core Value Fund
2009	$142,891	—	—	$142,891
2008	732,686	$1,223,856	$7,175	1,963,717
SMID Cap Growth Fund
2009	8,024	10,911	—	18,935
2008	—	—	—	—
SMID Cap Value Fund
2009	34,946	—	—	34,946
2008	20,837	—	1,860	22,697
Small Cap Growth Fund
2009	—	—	—	—
2008	—	—	—	—
Small Cap Value Fund
2009	974,874	—	—	974,874
2008	955,269	2,031,685	258,921	3,245,875
Small Cap Index Fund
2009	124,268	—	—	124,268
2008	46,818	—	1,194	48,012
Developed International Index Fund
2009	538,481	47,690	—	586,171
2008	50,298	—	—	50,298
International Equity Fund
2009	3,830,742	—	—	3,830,742
2008	8,109,206	10,934,116	—	19,043,322
Emerging Markets Equity Fund
2009	169,367	—	—	169,367
2008	200,401	—	—	200,401
REIT Fund
2009	1,098,938	—	—	1,098,938
2008	1,065,206	—	672,812	1,738,018
Aggressive Allocation Fund
2009	209,385	—	—	209,385
2008	21,960	1,444	—	23,404
Moderately Aggressive Allocation Fund
2009	1,076,981	5,947	—	1,082,928
2008	219,183	4,691	—	223,874
Moderate Allocation Fund
2009	2,185,047	8,598	—	2,193,645
2008	293,044	5,879	—	298,923
Moderately Conservative Allocation Fund
2009	1,006,653	—	—	1,006,653
2008	243,407	1,397	—	244,804
Conservative Allocation Fund
2009	997,318	13,276	—	1,010,594
2008	251,432	1,124	—	252,556

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

Components of distributable earnings:

As of December 31, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$(3,804)	$(3,804)
High Yield Bond Fund	(13,793,886)	(13,793,886)
Flexibly Managed Fund	(162,406,174)	(162,406,174)
Balanced Fund	(1,752,403)	(1,752,403)
Large Growth Stock Fund	(79,230,173)	(79,230,173)
Large Cap Growth Fund	(7,306,921)	(7,306,921)
Large Core Growth Fund	(45,614,448)	(45,614,448)
Large Cap Value Fund	(51,448,408)	(51,448,408)
Large Core Value Fund	(39,727,592)	(39,727,592)
Index 500 Fund	(25,420,108)	(25,420,108)
Mid Cap Growth Fund	(22,690,964)	(22,690,964)
Mid Cap Value Fund	(17,325,045)	(17,325,045)
Mid Core Value Fund	(16,961,017)	(16,961,017)
SMID Cap Value Fund	(90,729)	(90,729)
Small Cap Growth Fund	(43,453,580)	(43,453,580)
Small Cap Value Fund	(28,008,713)	(28,008,713)
Small Cap Index Fund	(200,577)	(200,577)
International Equity Fund	(72,791,832)	(72,791,832)
Emerging Markets Equity Fund	(19,079,141)	(19,079,141)
REIT Fund	(19,489,572)	(19,489,572)

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2009, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2010	2011	2012	2013	2014	2015	2016	2017	Total
Money Market Fund	—	—	—	—	—	$3,804	—	—	$3,804
High Yield Bond Fund	$3,195,102	$245,563	—	—	—	—	$5,262,093	$5,091,128	13,793,886
Flexibly Managed Fund	—	—	—	—	—	—	26,616,852	135,789,322	162,406,174
Balanced Fund	—	—	—	—	—	—	273,934	1,478,469	1,752,403
Large Growth Stock Fund	46,865,978	10,937,396	—	—	—	—	3,795,667	17,631,132	79,230,173
Large Cap Growth Fund	—	—	—	—	—	—	4,048,073	3,258,848	7,306,921
Large Core Growth Fund	—	—	—	—	—	—	10,932,803	34,681,645	45,614,448
Large Cap Value Fund	—	—	—	—	—	—	24,620,402	26,828,006	51,448,408
Large Core Value Fund	—	—	—	—	—	—	11,163,855	28,563,737	39,727,592
Index 500 Fund	11,373,814	—	—	$5,029,803	$1,916,180	187,860	4,110,871	2,801,580	25,420,108

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

	Expires on December 31,
	2010	2011	2012	2013	2014	2015	2016	2017	Total
Mid Cap Growth Fund	$231,301	—	—	—	—	—	$8,408,069	$14,051,594	$22,690,964
Mid Cap Value Fund	—	—	—	—	—	—	1,087,270	16,237,775	17,325,045
Mid Core Value Fund	—	—	—	—	—	—	3,356,440	13,604,577	16,961,017
SMID Cap Value Fund	—	—	—	—	—	—	90,729	—	90,729
Small Cap Growth Fund	35,616,716	—	—	—	—	—	6,651,080	1,185,784	43,453,580
Small Cap Value Fund	—	—	—	—	—	—	5,491,065	22,517,648	28,008,713
Small Cap Index Fund	—	—	—	—	—	—	52,175	148,402	200,577
International Equity Fund	—	—	—	—	—	—	19,155,146	53,636,686	72,791,832
Emerging Markets Equity Fund	—	—	—	—	—	—	5,319,278	13,759,863	19,079,141
REIT Fund	—	—	—	—	—	—	5,111,911	14,377,661	19,489,572

During the year ended December 31, 2009, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Money Market Fund	$7,007
Limited Maturity Bond Fund	186,675
SMID Cap Growth Fund	20,299
SMID Cap Value Fund	20,950
Developed International Index Fund	79,118

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2009 through December 31, 2009 as having occurred on January 1, 2010:

	Currency	Capital
Quality Bond Fund	—	$28,673
High Yield Bond Fund	$4,201	27,972
Balanced Fund	—	117,822
Large Growth Stock Fund	—	529,379
Large Core Growth Fund	—	1,185,603
Large Core Value Fund	—	117,333
Index 500 Fund	—	468,935
Mid Cap Value Fund	—	142,215
Mid Core Value Fund	—	113,113
SMID Cap Value Fund	—	75,063
Small Cap Growth Fund	—	145,078
Small Cap Value Fund	—	475,633
Developed International Index Fund	2,248	—
International Equity Fund	—	821,505
Emerging Markets Equity Fund	29,585	—
REIT Fund	—	999,208

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

Tax cost of securities:

At June 30, 2010, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2010 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$174,353,175	—	—	—
Limited Maturity Bond	124,977,706	$3,059,713	$(1,288,280)	$1,771,433
Quality Bond Fund	361,360,747	15,629,734	(3,616,120)	12,013,614
High Yield Bond Fund	111,490,310	4,818,350	(2,692,298)	2,126,052
Flexibly Managed Fund	1,308,247,830	100,612,380	(61,019,490)	39,592,890
Balanced Fund	61,023,403	1,603,713	(5,124,092)	(3,520,379)
Large Growth Stock Fund	123,930,412	17,330,621	(8,106,095)	9,224,526
Large Cap Growth Fund	25,815,146	2,090,023	(1,415,038)	674,985
Large Core Growth Fund	107,334,917	8,752,743	(6,309,316)	2,443,427
Large Cap Value Fund	138,115,941	6,546,617	(13,526,602)	(6,979,985)
Large Core Value Fund	137,794,362	8,679,419	(6,437,124)	2,242,296
Index 500 Fund	296,151,974	30,225,718	(65,908,475)	(35,682,757)
Mid Cap Growth Fund	88,277,114	12,891,410	(2,818,889)	10,072,521
Mid Cap Value Fund	121,662,706	12,162,197	(12,903,143)	(740,946)
Mid Core Value Fund	51,829,467	3,713,079	(1,667,921)	2,045,157
SMID Cap Growth Fund	16,030,177	2,603,332	(1,550,111)	1,053,221
SMID Cap Value Fund	16,835,812	2,292,801	(894,163)	1,398,638
Small Cap Growth Fund	98,411,015	5,940,739	(5,620,967)	319,772
Small Cap Value Fund	168,169,969	13,218,161	(14,487,853)	(1,269,692)
Small Cap Index Fund	20,806,877	2,156,889	(879,328)	1,277,561
Developed International Index Fund	43,019,949	1,684,137	(5,085,384)	(3,401,247)
International Equity Fund	253,984,751	28,648,683	(9,310,098)	19,338,585
Emerging Markets Equity Fund	92,349,629	15,522,777	(6,654,114)	8,868,663
REIT Fund	54,875,004	4,317,062	(3,624,833)	692,229
Aggressive Allocation Fund	16,896,330	1,484,995	(191,782)	1,293,213
Moderately Aggressive Fund	75,399,292	7,391,668	(1,495,232)	5,896,436
Moderate Allocation Fund	139,854,126	7,692,263	(59,209)	7,633,054
Moderately Conservative Allocation Fund	53,771,992	3,945,702	(707,899)	3,237,803
Conservative Allocation Fund	37,137,905	2,348,795	(379,523)	1,969,272

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. Certain Funds invested in financial futures contracts in order to hedge its existing portfolio securities, or securities each Fund intended to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Index 500, Developed International Index and Small Cap Index Funds have entered into futures contracts during the six months ended June 30, 2010. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at June 30, 2010 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	9/17/2010	113	$1,027	$(215,475)
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	9/20/2010	11	$1,569	(900)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	9/20/2010	5	$1,315	13,705

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of June 30, 2010 are classified as Level 1.

Options — The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts. The Fund may purchase options which are included in the Fund’s Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

Transactions in options written during the six months ended June 30, 2010 for the Flexibly Managed were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2009	29,992	$5,838,310
Options written	34,026	4,544,712
Options repurchased	(18,019)	(3,186,640)
Options expired	(1,365)	(304,498)
Options exercised	(7,193)	(1,119,751)

Options outstanding at June 30, 2010	37,441	5,772,133

Forward Foreign Currency Contracts — Certain Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The International Equity Fund has entered into forward foreign currency contracts during the six months ended June 30, 2010.

Open forward foreign currency contracts held by the International Equity Fund at June 30, 2010 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Australian Dollar	11/19/2010	$(9,118,000)	1.20844	$(7,812,476)	$(7,545,251)	$267,225
Sell	Australian Dollar	11/19/2010	(2,138,000)	1.20844	(1,773,022)	(1,769,220)	3,802
Sell	Brazilian Real	08/02/2010	(4,471,000)	1.81788	(2,299,306)	(2,459,465)	(160,159)
Buy	Brazilian Real	08/02/2010	4,471,000	1.81788	2,432,006	2,459,465	27,459
Sell	Brazilian Real	12/02/2010	(2,956,000)	1.87367	(1,554,748)	(1,577,648)	(22,900)
Sell	Brazilian Real	12/02/2010	(3,016,000)	1.87367	(1,589,333)	(1,609,671)	(20,338)
Sell	Brazilian Real	12/02/2010	(1,772,000)	1.87367	(930,684)	(945,735)	(15,051)
Buy	Brazilian Real	12/02/2010	7,744,000	1.87367	4,182,869	4,133,054	(49,815)
Sell	Canadian Dollar	11/30/2010	(4,135,000)	1.06591	(3,927,208)	(3,879,317)	47,891
Buy	Canadian Dollar	11/30/2010	4,135,000	1.06591	3,962,132	3,879,316	(82,816)
Buy	Euro	09/27/2010	8,304,000	0.81733	10,272,298	10,159,853	(112,445)
Sell	Euro	09/27/2010	(3,642,000)	0.81733	(4,859,302)	(4,455,947)	403,355
Sell	Euro	09/27/2010	(4,662,000)	0.81733	(6,146,427)	(5,703,905)	442,522
Sell	Euro	12/10/2010	(10,815,000)	0.81701	(12,972,809)	(13,237,257)	(264,448)
Buy	Euro	12/10/2010	2,537,000	0.81701	3,140,502	3,105,217	(35,285)

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Indian Rupee	11/18/2010	$(813,924,000)	47.14467	$(17,700,622)	$(17,264,392)	$436,230
Buy	Indian Rupee	11/18/2010	145,460,500	47.14467	3,103,819	3,085,407	(18,412)
Buy	Indian Rupee	11/18/2010	298,569,500	47.14467	6,327,809	6,333,050	5,241
Buy	Indian Rupee	11/18/2010	156,455,500	47.14467	3,350,345	3,318,626	(31,719)
Buy	Indian Rupee	11/18/2010	213,438,500	47.14467	4,571,201	4,527,310	(43,891)
Sell	Pounds Sterling	09/27/2010	(23,337,000)	0.66933	(34,717,521)	(34,866,277)	(148,756)
Sell	Pounds Sterling	09/27/2010	(8,629,000)	0.66933	(12,710,431)	(12,892,021)	(181,590)
Sell	Swiss Franc	11/19/2010	(3,168,000)	1.07447	(2,789,017)	(2,948,421)	(159,404)
Sell	Swiss Franc	11/19/2010	(2,761,000)	1.07447	(2,410,512)	(2,569,631)	(159,119)
Buy	Swiss Franc	11/19/2010	5,929,000	1.07447	5,410,461	5,518,052	107,591

	Total						$235,168

Open forward foreign currency contracts held by the High Yield Bond Fund at June 30, 2010 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	09/09/2010	$(2,516,000)	0.81744	$(3,031,679)	$(3,077,912)	$(46,233)
Buy	Euro	09/09/2010	41,000	0.81744	49,428	50,157	729
Sell	Euro	09/09/2010	(39,000)	0.81744	(47,889)	(47,710)	179
Sell	Euro	09/09/2010	(286,000)	0.81744	(351,440)	(349,874)	1,566

	Total						$(43,759)

The total market value of forward foreign currency contracts held in the International Equity and High Yield Bond Funds as of June 30, 2010 are classified as Level 2.

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of June 30, 2010:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2010:

Portfolio	Asset Derivative Value		Liability Derivative Value
	Equity contracts	Foreign exchange contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	2,474	—	46,233
Flexibly Managed Fund	—	—	$2,001,128	—
Index 500 Fund	—	—	215,475	—
International Equity Fund	—	1,741,315	—	1,506,147
Small Cap Index Fund	—	—	17,748	—
Developed International Index Fund	—	—	13,705	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$435,424
Flexibly Managed Fund	$(557,266)	—
Index 500 Fund	(154,824)	—
Small Cap Index Fund	30,448	—
Developed International Index Fund	(198,133)	—
International Equity Fund	—	4,800,888

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$(43,759)
Flexibly Managed Fund	$4,114,463	—
Large Cap Value Fund	—	—
Index 500 Fund	(245,667)	—
Small Cap Index Fund	(50,089)	—
Developed International Index Fund	(12,805)	—
International Equity Fund	—	1,008,259

*	includes purchased options
**	includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

The table below summarizes the average balance of derivative holdings by fund during the six months ended June 30, 2010. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(448,151)	—	—	—
Flexibly Managed Fund	—	—	$12,799	$(274,502)
Large Cap Value Fund	—	—	7,772	—
Index 500 Fund	—	$3,609,010	—	—
Small Cap Index Fund	—	679,751	—	—
Developed International Index Fund	—	1,045,514	—	—
International Equity Fund	(3,592,723)	—	—	—

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the six months ended June 30, 2010 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below.

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Limited Maturity Bond Fund	—	—	$78	$403
Quality Bond Fund	—	—	425	1,644
Flexibly Managed Fund	$4,727,003	$4,779,540	1,197	2,860
Large Growth Stock Fund	—	—	142	576

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (Unaudited)

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Large Cap Growth Fund	—	—	$71	$214
Large Core Growth Fund	—	—	253	654
Large Cap Value Fund	—	—	409	1,044
Large Core Value Fund	—	—	196	481
Index 500 Fund	36,813,696	38,571,452	3,188	7,818
Mid Cap Growth Fund	21,047,145	21,997,486	3,822	9,055
Mid Cap Value Fund	29,108,879	31,027,100	2,735	6,436
Mid Core Value Fund	12,404,936	13,057,802	2,380	5,753
Small Cap Growth Fund	23,967,065	25,535,741	41,170	97,486
Small Cap Value Fund	34,631,710	36,662,618	44,238	105,160
Small Cap Index Fund	4,940,136	5,284,827	8,995	22,086
International Equity Fund	10,606,477	11,044,036	868	2,088
Emerging Markets Equity Fund	—	—	15	60
REIT Fund	1,718	1,881	126	395

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

12 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc., respectively. PFPC Trust Company will not change its name until a later date to be announced.

PENN SERIES FUNDS, INC.

June 30, 2010 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 20, 2010. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2010 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

PENN SERIES FUNDS, INC.

June 30, 2010 (Unaudited)

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Penn Series Funds”).

ICMI acts as “manager of managers” for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company’s Board of Directors has approved separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company’s Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser’s regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds’ investment policies and guidelines, and monitors each sub-adviser’s adherence to its investment style.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Penn Series Fund’s Investment Advisory Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreement(s) or “interested persons” (as defined under the 1940 Act) of any party to the Investment Advisory Agreement(s) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

PENN SERIES FUNDS, INC.

June 30, 2010 (Unaudited)

Consistent with these responsibilities, the Company’s Board called and held a meeting on May 20, 2010 to consider whether to renew the Advisory Agreement between the Company and ICMI with respect to the Penn Series Funds. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 20, 2010 meeting, extensive written materials in response to that request, including information as to the performance of the Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI’s compliance program, and various other matters. In addition, at the May 20, 2010 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”) on behalf of the respective Sub-Advised Funds.

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
Allianz Global Investors Capital LLC	Small Cap Growth Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Heitman Real Estate Securities LLC	REIT Fund
Lord, Abbett & Co. LLC	Mid Core Value Fund
Morgan Stanley Investment Management, Inc.	Emerging Markets Equity Fund
Morgan Stanley Investment Management Company
Morgan Stanley Investment Management Limited
Neuberger Berman Management LLC	Mid Cap Value Fund
OppenheimerFunds Inc.	Large Cap Value Fund
SSgA Funds Management, Inc.	Index 500 Fund
SSgA Funds Management, Inc.	Small Cap Index Fund
SSgA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
T. Rowe Price Associates, Inc.	High Yield Bond Fund
Turner Investment Partners, Inc.	Mid Cap Growth Fund
Turner Investment Partners, Inc.	Large Cap Growth Fund
Vontobel Asset Management, Inc.	International Equity Fund
Wells Capital Management Inc.	Large Core Growth Fund
Wells Capital Management Inc.	SMID Cap Growth Fund

In response to the Board’s written request for information, each of the Sub-Advisers submitted, in advance of the May 20, 2010 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the funds’ operations and the funds’ performance and the services of ICMI and the Sub-Advisers. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements.

The written materials provided by ICMI and the Sub-Advisers addressed, among other matters, the following: (a) the quality of ICMI’s and the Sub-Advisers’ investment management and other services and, with respect to ICMI, its services as a “manager of managers” of the Sub-Advised Funds; (b) ICMI’s and the Sub-Advisers’ investment management personnel; (c) ICMI’s and the Sub-Advisers’ operations and financial condition; (d) ICMI’s and the Sub-Advisers’ brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) the level of ICMI’s and each Sub-Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) ICMI’s and the Sub-Advisers’ compliance program

PENN SERIES FUNDS, INC.

June 30, 2010 (Unaudited)

and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI’s and Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund’s performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI’s and the Sub-Advisers’ fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 20, 2010 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings during the year, including:

•

the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

•	each Penn Series Fund’s investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•	the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•

the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

•

the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI’s and the Sub-Advisers’ business, personnel, experience, investment decision process, track record, brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Advisory Fees. The Directors considered the level of each Penn Series Fund’s investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of accounts. The Directors also considered ICMI’s and certain Sub-Adviser’s agreements to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that ICMI and the Sub-Advisers, through waivers, have maintained the Penn Series Funds’ net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

PENN SERIES FUNDS, INC.

June 30, 2010 (Unaudited)

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund’s shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

PENN SERIES FUNDS, INC.

June 30, 2010 (Unaudited)

Board Approval of Investment Sub-Advisory Agreements

Morgan Stanley Investment Management, Inc.

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to certain portfolios of the Company and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for certain portfolios of the Company, including the Emerging Markets Equity Fund (the “Fund”). Prior to May 1, 2010, Van Kampen Asset Management (“Van Kampen”) served as the investment sub-adviser to the Fund pursuant to the terms of an investment sub-advisory agreement between ICMI and Van Kampen (the “Current Sub-Advisory Agreement”). Pursuant to the terms of the Current Sub-Advisory Agreement, Van Kampen delegated certain services under the Current Sub-Advisory Agreement to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate of Van Kampen, pursuant to an investment sub-advisory agreement between Van Kampen and MSIM Company.

At an in-person meeting of the Board of Directors held on February 25, 2010, the Board considered whether to approve an investment sub-advisory agreement between ICMI and Morgan Stanley Investment Management, Inc. (“MSIM”), an affiliate of Van Kampen, with respect to the Fund (the “New Sub-Advisory Agreement”) due to the fact that Morgan Stanley, the parent company of Van Kampen and MSIM, desired to replace Van Kampen with MSIM as the sub-adviser to the Fund as a result of Morgan Stanley entering into a transaction agreement to sell its retail asset-management business, including Van Kampen, to Invesco Ltd. In connection with MSIM replacing Van Kampen as the sub-adviser to the Fund, MSIM proposed to delegate certain of its services under the New Sub-Advisory Agreement to MSIM Company and Morgan Stanley Investment Management Limited (“MSIM Limited”), another affiliate of MSIM, pursuant to separate sub-advisory agreements between MSIM and MSIM Company and MSIM and MSIM Limited.

In preparation for the February 25, 2010 meeting, the Board provided Van Kampen and MSIM with a written request for information and received and reviewed, in advance of the February 25, 2010 meeting, written materials in response to that request, including information relating to the nature, extent, and quality of services to be provided to the Fund by MSIM; MSIM’s portfolio management team; and MSIM’s compliance program. Representatives of ICMI attended the meeting and presented additional oral information to the Board to assist the Board in its consideration.

In connection with its review and deliberations on whether to approve the New Sub-Advisory Agreement, the Board considered the following factors and reached a conclusion with respect to such factors as follows:

•

The Board considered (a) that the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement in all material respects, including the investment sub-advisory fees payable by ICMI to MSIM, and (b) representations by MSIM that MSIM anticipates there will be no material changes to the nature, extent, and quality of services currently provided to the Fund, and, based on these considerations, the Board concluded that it was reasonable to take into account the conclusions the Board made when approving the Current Sub-Advisory Agreement at its January 2008 Board meeting as part of its considerations to approve the New Sub-Advisory Agreement.

•

The Board considered representations by MSIM that MSIM (a) anticipates there will be no material changes to the nature, extent, and quality of services currently provided to the Fund, (b) believes there are no material differences between the Rule 38a-1 compliance program that currently governs Van Kampen’s services to the Fund compared to the Rule 38a-1 compliance program that will govern MSIM’s services to the Fund, (c) believes there are no material differences between the Rule 17j-1 Code of Ethics that currently governs Van Kampen’s services to the Fund compared to the Rule 17j-1 Code of Ethics that will govern MSIM’s services to the Fund, and (d) anticipates no changes to the current portfolio management team for the Fund will be made and, based on these considerations, concluded that each of these representations provided by MSIM supported the approval of the New Sub-Advisory Agreement.

•

The Board considered (a) the material updates provided by MSIM to the information Van Kampen provided the Board at its January 2008 Board meeting in connection with the Board’s initial approval of the Current Sub-Advisory

PENN SERIES FUNDS, INC.

June 30, 2010 (Unaudited)

Agreement, and (b) representations by MSIM indicating that (i) all material compliance matters at Van Kampen since January 1, 2009 and all material changes made to Van Kampen’s compliance manual since January 1, 2009 have been disclosed to the Board and the Company’s Chief Compliance Officer; and (ii) there are no material differences with respect to these items as they relate to MSIM and, based on these considerations, the Board concluded that each of these pieces of information supported the approval of the New Sub-Advisory Agreement.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company, approved the New Sub-Advisory Agreement and the sub-advisory agreements between MSIM and MSIM Company and MSIM and MSIM Limited. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

MSIM began serving as the Fund’s sub-adviser as of May 1, 2010.

Allianz Global Investors Capital LLC

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to certain portfolios of the Company and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for certain portfolios of the Company, including the Small Cap Growth Fund (the “Fund”). Prior to May 1, 2010, Oppenheimer Capital LLC (“Oppenheimer”) served as the investment sub-adviser to the Fund pursuant to the terms of an investment sub-advisory agreement between ICMI and Oppenheimer (the “Current Sub-Advisory Agreement”). At an in-person meeting of the Board of Directors held on April 20, 2010, the Board considered whether to approve an investment sub-advisory agreement between ICMI and Allianz Global Investors Capital LLC (“Allianz”) with respect to the Fund (the “New Sub-Advisory Agreement”) due to the fact that Allianz Global Investors of America L.P., the parent company of Oppenheimer, decided to consolidate Oppenheimer and one of its other registered investment adviser subsidiaries into one subsidiary known as Allianz Global Investors Capital LLC (the “Transaction”).

In preparation for the April 20, 2010 meeting, the Board provided Oppenheimer and Allianz with a written request for information and received and reviewed, in advance of the April 20, 2010 meeting, written materials in response to that request, including information relating to the Transaction; the nature, extent, and quality of services to be provided to the Fund by Allianz; Allianz’s portfolio management team; and Allianz’s compliance program. Representatives of ICMI attended the meeting and presented additional oral information to the Board to assist the Board in its consideration.

In connection with its review and deliberations on whether to approve the New Sub-Advisory Agreement, the Board considered the following factors and reached a conclusion with respect to such factors as follows:

•

The Board considered (a) that the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement in all material respects, including the investment sub-advisory fees payable by ICMI to Allianz, and (b) representations by Allianz that Allianz anticipates there will be no material changes to the nature, extent, and quality of services currently provided to the Fund, and, based on these considerations, the Board concluded that it was reasonable to take into account the conclusions the Board made when approving the Current Sub-Advisory Agreement at its January 2008 Board meeting as part of its considerations to approve the New Sub-Advisory Agreement.

•

The Board considered representations by Allianz that Allianz (a) anticipates there will be no material changes to the nature, extent, and quality of services currently provided to the Fund, (b) believes there are no undisclosed material differences between the Rule 38a-1 compliance program that currently governs Oppenheimer’s services to the Fund compared to the Rule 38a-1 compliance program that will govern Allianz’s services to the Fund, (c) believes there are no material differences between the Rule 17j-1 Code of Ethics that currently governs Oppenheimer’s services to the Fund compared to the Rule 17j-1 Code of Ethics that will govern Allianz’s services to the Fund, and (d) anticipates no changes to the current portfolio management team for the Fund will be made and, based on these considerations, concluded that each of these representations provided by Allianz supported the approval of the New Sub-Advisory Agreement.

PENN SERIES FUNDS, INC.

June 30, 2010 (Unaudited)

•

The Board considered the material updates provided by Allianz to the information Oppenheimer provided the Board at its January 2008 Board meeting in connection with the Board’s initial approval of the Current Sub-Advisory Agreement and, based on these considerations, the Board concluded that this information supported the approval of the New Sub-Advisory Agreement.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company, approved the New Sub-Advisory Agreement. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Allianz began serving as the Fund’s sub-adviser as of May 1, 2010.

© 2010 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172   www.pennmutual.com

PM1437	06/10

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

The Board of Directors of the Company has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee has adopted a charter governing its operations. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate. Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSRS was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of ethics – not applicable to this semi-annual report.
	(2)	Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSRS with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

By:	/s/ Peter M. Sherman
Peter M. Sherman President

Date:	September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Sherman
Peter M. Sherman President

Date:	September 3, 2010

By:	/s/ Robert J. DellaCroce
Robert J. DellaCroce Treasurer

Date:	September 3, 2010